  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER   , 1998
                                                REGISTRATION NO. 333-64765

===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                       PRE-EFFECTIVE AMENDMENT NO. 1 TO

                        FORM S-3 REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
         (Exact Name of registrant as specified in governing charter)

         Delaware                                     13-3411414
  ----------------------                  ----------------------------------
  State of Incorporation                  IRS Employer Identification Number


                        ONE NEW YORK PLAZA, 18TH FLOOR
                         NEW YORK, NEW YORK 10292-2018
                                (212) 214-1000

              (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              -------------------

                             FRED ROBUSTELLI, ESQ.
                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                         ONE SEAPORT PLAZA, 30TH FLOOR
                           NEW YORK, NEW YORK 10292
                    (Name and address of agent for service)
                             --------------------

                                   Copy to:
                              GARY BARNETT, ESQ.
                             O'MELVENY & MYERS LLP
                                CITICORP CENTER
                             153 EAST 53RD STREET
                           NEW YORK, NEW YORK 10022


         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [X]


                                       CALCULATION OF REGISTRATION FEE

                                                                                   Proposed
                                                          Proposed                 Maximum
                                                          Maximum                  Aggregate                  Amount Of
Title of Securities           Amount Being                Offering Price           Offering                   Registration
being registered              Registered(1)(2)            Per Unit(3)              Price                      Fee(4)(5)
------------------------------------------------------------------------------------------------------------------------------
Commercial/Multifamily
Mortgage
Pass-Through                  $770,000,000                   100%                  $770,000,000                $227,150
==============================================================================================================================

(1) This Registration Statement and the registration fee pertain to the initial offering of the Commercial/Multifamily Mortgage Pass-Through Certificates registered hereunder by the Registrant and to offers and sales relating to market-making transactions by Prudential Securities Inc., an affiliate of the Registrant. The amount of Mortgage Pass-Through Certificates that may be initially offered hereunder and the registration fee shall not be affected by any offers and sales relating to any such market-making transactions.

(2) Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and form of Prospectus Supplement contained in this Registration Statement also relate to $983,381,000 aggregate principal amount of the Registrant's Commercial/Multifamily Mortgage Pass-Through Certificates that were previously registered pursuant to Registration Statement on Form S-3 (Registration No. 333-50445). As permitted by Rule 429 under the Securities Act of 1933, as amended, the Prospectus and the form of Prospectus Supplement filed as part of this Registration Statement on Form S-3 will be used in connection with the offering and sale of such previously registered and unsold Commercial/ Multifamily Mortgage Pass-Through Certificates and the Commercial/Multifamily Mortgage Pass-Through Certificates initially registered pursuant hereto.

(3) Estimated solely for purposes of calculating the registration fee on the basis of the proposed maximum aggregate offering price.

(4) The amount of securities being carried forward pursuant to Rule 429, as described in Footnote 2, is $983,381,000 and the amount of the filing fee associated with such securities that was previously paid with the earlier registration statement (Registration No. 333-50445) is $290,097.40.

(5) Previously paid in connection with the prior filing of this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section, may determine.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



           PRELIMINARY PROSPECTUS SUPPLEMENT, DATED JUNE   , 1998
                             SUBJECT TO COMPLETION


PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 1998)

                                PRUDENTIAL LOGO

                           $___________ (Approximate)

                 Prudential Securities Secured Financing Corp.
         ______________________ (Master Servicer and Special Servicer) Commercial Mortgage Pass-Through Certificates, Series 199__-__

         The Commercial Mortgage Pass-Through Certificates, Series _______ (the "Certificates") will consist of 17 Classes of Certificates, designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-EC Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K-1 Certificates, the Class K-2 Certificates (collectively, the "Regular Certificates"), the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates (together, the "Residual Certificates"). Only the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") are offered hereby.

-------------------------------------------------------------------------------

         THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MORTGAGE LOAN SELLERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE FISCAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

===============================================================================

         Prospective Investors should review fully this Prospectus Supplement and the Prospectus, including, without limitation, the factors discussed under "RISK FACTORS" at page ____ in this Prospectus Supplement and Page __ of the Prospectus before purchasing any of the Offered Certificates.

===================================================================================================================================
CLASS                                 INITIAL CERTIFICATE             PASS-THROUGH                RATED FINAL      PRICE TO
                                        OR NOTIONAL(1)                   RATE(2)                DISTRIBUTION(3)     (4)(5)
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1......................          $___________                    _____%                                     ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-2......................          $___________                    _____%                                     ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class A-3......................          $___________                    _____%                                     ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class B........................          $___________                  _____% (6)                                   ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class C........................          $___________                  _____% (7)                                   ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class D........................          $___________                  _____% (8)                                   ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class E........................          $___________                  _____% (9)                                   ______%
-----------------------------------------------------------------------------------------------------------------------------------
Class F........................          $___________                  _____% (10)                                  ______%
===================================================================================================================================

(1)      Approximate, subject to an upward or downward variance of up to 5%.

(2) In addition to distributions of principal and interest, holders of certain Classes of Certificates will be entitled to receive a portion of the Prepayment Premiums received from the borrowers as described herein. See "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment
         Premiums" herein.

(3)      The Rated Final Distribution Date (the "Rated Final Distribution
         Date") for each Class of Offered Certificates is the Distribution Date occurring two years after the latest Assumed Maturity Date of any of the Mortgage Loans. The "Assumed Maturity Date" of (a) any Mortgage
         Loan that is not a Balloon Loan is the maturity date of such Mortgage
         Loan and (b) any Balloon Loan is the date on which such Mortgage Loan would be deemed to mature in accordance with its original amortization schedule absent its Balloon Payment.

(4) Proceeds to the Depositor from the sale of the Offered Certificates will be approximately $_________, before deducting underwriting fees of _____% of the aggregate initial Certificate Balance on the Offered
         Certificates and certain expenses expected to be approximately $_____ payable by the Depositor.

(5) [Plus accrued interest at the applicable Pass-Through Rate from December ___, ____.]

(6) Initial Pass-Through Rate. The Class B Certificates accrue interest at the Weighted Average Unmodified Net Mortgage Rate less _____%.

(7) Initial Pass-Through Rate. The Class C Certificates accrue interest at the Weighted Average Unmodified Net Mortgage Rate less _____%.

(8) Initial Pass-Through Rate. The Class D Certificates accrue interest at the Weighted Average Unmodified Net Mortgage Rate less _____%.

(9) Initial Pass-Through Rate. The Class E Certificates accrue interest at the Weighted Average Unmodified Net Mortgage Rate less _____%.

(10) Initial Pass-Through Rate. The Class F Certificates accrue interest at the Weighted Average Unmodified Net Mortgage Rate less _____%.

         The Offered Certificates are offered by Prudential Securities Incorporated and __________________ (the "Underwriters"), subject to prior sale, when, as and if delivered to and accepted by the Underwriters and subject to their right to reject orders in whole or in part.

         It is expected that delivery of the Offered Certificates will be made in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company ("DTC"), on or about __________, 1998 (the "Delivery Date"), against payment therefor in immediately available funds.

                        --------------------------------

                       Prudential Securities Incorporated
                                   [      ]
                         ________________________, 1998

         The Certificates will represent beneficial ownership interests in a trust fund (the "Trust Fund") to be created by Prudential Securities Secured Financing Corp. (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of fixed-rate mortgage loans secured by first liens on commercial and multifamily residential properties (each, a "Mortgaged Property").

         The Mortgaged Properties consist of properties improved by (a) office buildings; (b) health care-related properties (c) congregate care facilities
(d) hotels and motels; (e) industrial properties; (f) warehouse, mini warehouse and self-storage facilities; (g) mobile home parks; (h) apartment buildings or complexes consisting of five or more rental units or a complex of duplex units;
(i) cooperative apartment buildings; (j) nursing homes; (k) office/retail properties; (l) anchored retail properties; (m) single tenant retail properties; (n) unanchored retail properties; and/or (o) other commercial real estate properties, multifamily residential properties, and/or mixed residential commerical properties. [__________ of the Mortgage Loans were originated by __________ ("__________"), and subsequently sold by __________
to __________ ("____"), one of the Mortgage Loan Sellers hereunder, ("_____")
or by correspondents of        , or other entities related to___________ .
___________ of the Mortgage Loans were purchased by___________from various unaffiliated banks, savings institutions or other entities in the secondary market.] The Mortgage Loans will be sold to the Depositor by the Mortgage Loan Seller[s] on or prior to the date of initial issuance of the Certificates. The characteristics of the Mortgage Loans and the related Mortgaged Properties are described under "RISK FACTORS" and "DESCRIPTION OF THE MORTGAGE POOL" herein.

         The Class A-1, Class A-2, Class A-3, Class B. Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates (the "P&I Certificates") will be entitled to distributions of interest on their respective Certificate Balances at the applicable Pass-Through Rate for each such Class. The Class A-EC Certificates will be entitled to distributions of Class A-EC Excess Interest, on each Distribution Date. "Class A-EC Excess Interest" is an amount equal to the Class A-EC Pass-Through Rate multiplied by the Class A-EC Notional Balance. With respect to each Distribution Date, the Class K-2 Certificates will be entitled to distributions of interest at the Class K-2 Pass-Through Rate on the Class K-2 Notional Balance. The Class K-1 Certificates are principal only and will not be entitled to distributions of interest. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

         Distributions of principal and interest, as applicable, on the Regular Certificates will be made, to the extent of Available Funds, on the___ th day of each month or, if any such day is not a Business Day, on the next succeeding Business Day, beginning in __________ (each, a "Distribution Date"). Distributions allocable to interest on the Certificates will be made as described under "DESCRIPTION OF THE CERTIFICATES--Distributions" herein. The rights of the holders of the Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates (the "Subordinate Certificates") to receive distributions of principal and interest will be subordinate to such rights of the holders of the Class A-1, Class A-2, Class
A-3 and Class A-EC Certificates (the "Senior Certificates"); the rights of the holders of the Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates to receive such distributions will be subordinate to such rights of the holders of the Class B Certificates; the rights of the Class D, Class E, Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the holders of the Class C Certificates; the rights of the Class E, Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the Class D Certificates; the rights of the holders of the Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the Class E Certificates; the rights of the holders of the Class G. Class H. Class J. Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the holders of the Class F Certificates; the rights of the Class H. Class J. Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the holders of the Class G Certificates; the rights of the Class J. Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the holders of the Class H Certificates; and the rights of the Class K-1 and Class K-2 Certificates to receive distributions will be subordinate to such rights of the holders of the Class J Certificates. In addition, each Class of Regular Certificates will have the benefit of subordination of the Residual Certificates to the extent of any distributions to which the Residual Certificates would otherwise be entitled. See
"DESCRIPTION OF THE CERTIFICATES--Subordination" herein.

         The Residual Certificates are not entitled to distributions of interest or principal.

         The yield to maturity on each Class of the Regular Certificates will be sensitive, and, in the case of the Class A-EC, Class K-1 and Class K-2 Certificates, will be very sensitive, to the amount and timing of debt service payments

(including both voluntary and involuntary prepayments, defaults and liquidations) on the Mortgage Loans, and payments with respect to repurchases thereof that are applied in reduction of the Certificate Balance of such Class (or, in the case of the Class A-EC or Class K-2 Certificates, which reduce the Class A-EC Notional Balance or the Class K-2 Notional Balance, respectively). No representation is made as to the rate of prepayments on or liquidations of the Mortgage Loans or as to the anticipated yield to maturity of any Class of Regular Certificates. All, but __________ of the Mortgage Loans generally provide that for a specified amount of time during which a prepayment is permitted, it must be accompanied by payment of a Prepayment Premium. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" herein. Prepayment Premiums, to the extent collected, are distributable to the holders of the Regular Certificates as and to the extent described under "DESCRIPTION OF THE CERTIFICATES--Distributions--Prepayment Premiums" herein.

         The yield to investors on each Class of the Regular Certificates will also be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations to the extent that the Certificate Balances of the Class or Classes of Certificates that are subordinate to such Class have been reduced to zero. A loss on any one of the Mortgage Loans included in the Mortgage Pool could result in a significant loss, and in some cases a complete loss, of an investor's investment in any Class of the Regular Certificates. No representation is made as to the rate of liquidations of or losses on the Mortgage Loans.

         The Certificates are being issued pursuant to a Pooling and Servicing Agreement dated as of __________ (the "Pooling and Servicing Agreement"), by and among the Depositor, _________, as servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the __________), __________, as trustee (the "Trustee"), and __________, as fiscal agent (the "Fiscal' Agent"). The obligations of the Master Servicer with respect to the Certificates will be limited to its contractual servicing obligations and the obligation under certain circumstances to make Advances with respect to the Mortgage Loans. See "THE POOLING AND SERVICING AGREEMENT" herein.

         It is a condition to the issuance of the Certificates that: the Class A-1, Class A-2, Class A-3 and Class A-EC Certificates be rated "AAA" by _____.
("      ") and "_____" by ________ Inc. ("________" and together with ______, the "Rating Agencies"); the Class B Certificates be rated "AA" by _______
and "_____" by ________; the Class C Certificates be rated "A" by ______ and
"______" by ________; the Class D Certificates be rated "BBB+" by        and
"_____" by ________; the Class E Certificates be rated "BBB" by ______ and "_____" by ________; the Class F Certificates be rated "BBB-" by ______ and "_____" by ________; the Class G Certificates be rated "BB" by ______ and "______" by ________; the Class H Certificates be rated "BB-" by _______ and "_______" by ________; and the Class J Certificates be rated "B" by _______ and "_____" by ______'s. The Class K-1, Class K-2, Class R-I, Class R-II and Class R-III Certificates are unrated.

         Elections will be made to treat designated portions of the Trust Fund (such portions of the Trust Fund, the "Trust REMICs"), and the Trust REMICs will qualify, as three separate "real estate mortgage investment conduits" (each a "REMIC" or, alternatively, "REMIC I," "REMIC II" and "REMIC III") for federal income tax purposes. As described more fully herein, the Class A-1, Class A-2, Class A-3, Class A-EC, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates will constitute "regular interests" in REMIC III, and the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates will constitute the sole Class of "residual interests" in REMIC I, REMIC II and REMIC III, respectively. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," and "DESCRIPTION OF THE CERTIFICATES--Delivery, Form and Denomination" herein and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES," and "DESCRIPTION OF THE CERTIFICATES" and in the Prospectus.

         There is currently no secondary market for the Certificates. The Underwriters have advised the Depositor that they currently intend to make a secondary market in the Certificates, but they are under no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue or will provide investors with a sufficient level of liquidity of investment. See "RISK FACTORS--Limited Liquidity" herein.

         This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional Information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

         Until 90 days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a Prospectus Supplement and Prospectus with respect to their unsold allotments and subscriptions.

         The only obligation of the Depositor with respect to the Certificates will be to secure the Seller certain representations and warranties with respect to the ________________ and to assign to ________________, as trustee (the "Trustee") under the Pooling and Servicing Agreement pursuant to which the Trust Fund is formed (the "Agreement"), the obligation of the Seller to repurchase or substitute for any ________________ as to which there exists any material and uncured breach of any such representation or warranty.

         The Certificates will be purchased by the Underwriters from the Depositor and are being offered by the Underwriters from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Certificates will be ___% of the Scheduled Principal Balance (as defined herein) as of ____, 199_ (the "Cut-Off Date"), plus accrued interest at the weighted average net mortgage rate (as defined herein) from the Cut-Off Date, before deducting expenses payable by the Depositor.

         [________________] will act as master servicer of the Mortgage Pool (the "Master Servicer"). The Master Servicer's obligations with respect to the Certificates are limited to contractual servicing obligations and the obligations under certain circumstances to make Advances (as defined herein) to the Certificateholders.

         IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                             AVAILABLE INFORMATION

         The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), with respect to the Offered Certificates. This Prospectus Supplement and the accompanying Prospectus, which form a part of the Registration Statement, omit certain information contained in such Registration Statement pursuant to the rules and regulations of the Commission. The Registration Statement can be inspected and copied at the Public Reference Room of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W, Washington D.C. 20549.

                               EXECUTIVE SUMMARY

         Prospective investors are advised to read carefully, and should rely solely on, the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus relating to the Offered Certificates in making their investment decision. The following Executive Summary does not include all relevant information relating to the Offered Certificates or the Mortgage Loans, particularly with respect to the risks and special considerations involved with an investment in the Offered Certificates and is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Prior to making any investment decision, a prospective investor should review fully this Prospectus Supplement and the Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned to them in this Prospectus Supplement and the Prospectus.

=================================================================================================================================
       APPROXIMATE                                                                                                  APPROXIMATE
     PERCENT OF TOTAL                                                                                              CREDIT SUPPORT
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS A-EC                  Class A-1             Ratings: (AAA/____)                      _____%

          _____%            Excess interest on          Class A-2             Ratings: (AAA/____)                      _____%
                            Class A-1 through
                            Class E

          _____%                                        Class A-3             Ratings: (AAA/____)

          _____%                                        Class B               Ratings: (AA/_____)                      _____%

          _____%                                        Class C               Ratings: (A/_____)                       _____%

          _____%                                        Class D               Ratings: (BBB+/___)                      _____%

          _____%                                        Class E               Ratings: (BBB/___)                       _____%

          -----%                                                                                                       -----%
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS F                                           Ratings: BB/Ba2                          _____%
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS G                                           Ratings: BB/Ba3                          _____%
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS H                                           Ratings: B/B2                            _____%
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS J                                           Ratings: (B/_____)                       _____%
---------------------------------------------------------------------------------------------------------------------------------
          _____%            CLASS K-2 INTEREST                                Principal: Class K-1 only Unrated
                            ONLY UNRATED
=================================================================================================================================

             Not offered hereby:       Classes A-EC, F, G, H, J, K-1 and K-2
                        Ratings:     (      /        )

=================================================================================================================================
CLASS                  RATING BY          INITIAL         % OF            DESCRIPTION        PASS-       WEIGHTED    PRINCIPAL
                                                                                            THROUGH
---------------------------------------------------------------------------------------------------------------------------------
Senior Certificates
---------------------------------------------------------------------------------------------------------------------------------
      A-1               AAA/___           $______         ___%            Fixed Rate        ___%
---------------------------------------------------------------------------------------------------------------------------------
      A-2               AAA/___           $______         ___%            Fixed Rate        ___%
---------------------------------------------------------------------------------------------------------------------------------
      A-3               AAA/___           $______         ___%            Fixed Rate        ___%
---------------------------------------------------------------------------------------------------------------------------------
      A-EC              AAA/___             N/A           N/A           Excess Interest     ___%(2)        N/A          N/A
---------------------------------------------------------------------------------------------------------------------------------
Subordinated Certificates
---------------------------------------------------------------------------------------------------------------------------------
       B                 AA/___           $______         ___%      [Variable Rate]         ___%(3)
---------------------------------------------------------------------------------------------------------------------------------
       C                 A/___            $______         ___%      [Variable Rate]         ___%(4)
---------------------------------------------------------------------------------------------------------------------------------
       D               BBB+/___-          $______         ___%      [Variable Rate]         ___%(5)
---------------------------------------------------------------------------------------------------------------------------------
       E                BBB/___           $______         ___%      [Variable Rate]         ___%(6)
---------------------------------------------------------------------------------------------------------------------------------
       F               BBB-/___-          $______         ___%      [Variable Rate]         ___%(7)
---------------------------------------------------------------------------------------------------------------------------------
       G                 BB/___           $______         ___%      [Variable Rate]         ___%(7)
---------------------------------------------------------------------------------------------------------------------------------
       H                BB-/____          $______         ___%      [Variable Rate]         ___%(7)
---------------------------------------------------------------------------------------------------------------------------------
       J                 B/___            $______         ___%      [Variable Rate]         ___%(7)
---------------------------------------------------------------------------------------------------------------------------------
      K-1               Unrated           $______         ___%      Principal Only          ___%
---------------------------------------------------------------------------------------------------------------------------------
      K-2               Unrated           $______         N/A       Interest Only           ___%(7)        N/A          N/A
=================================================================================================================================

(1)      Based respectively on Scenario 2, which assumes a 0% CPR, no defaults and an Auction in            ,
         and  Scenario 1, which assumes a 0% CPR and no defaults. See "YIELD AND MATURITY
         CONSIDERATIONS--Weighted Average Life" herein.

                                      S-6



(2)      Initial Pass-Through Rate. [The Certificate Pass-Through Rate will be equal to a fraction, the numerator of which is the sum of (i) the excess of the Weighted Average Unmodified Net Mortgage
         Rate over the weighted averages of the Pass-Through Rates of the Class A-1, Class A-2 and Class
         A-3 Certificates multiplied by the Class A-EC Notional Component A, (ii) the Class B Strip
         multiplied by the Class B Certificate Balance, (iii) the Class C Strip multiplied by the Class C
         Certificate Balance, (iv) the Class D Strip multiplied by the Class D Certificate Balance, and (v) the
         Class E Strip multiplied by the Class E Certificate Balance, and the denominator of which is the
         Class A-EC Notional Balance.]

(3)      Initial Pass-Through Rate. The Pass-Through Rate will be the Weighted Average Unmodified Net
         Mortgage Rate less ___% (the "Class ___ Strip").

(4)      Initial Pass-Through Rate. The Pass-Through Rate will be the Weighted Average Unmodified Net
         Mortgage Rate less ___% (the "Class ___ Strip").

(5)      Initial Pass-Through Rate. The Pass-Through Rate will be the Weighted Average Unmodified Net
         Mortgage Rate less ___% (the "Class ___ Strip").

(6)      Initial Pass-Through Rate. The Pass-Through Rate will be the Weighted Average Unmodified Net
         Mortgage Rate less ___% (the "Class ___ Strip").

(7)      Initial Pass-Through Rate. Weighted Average Unmodified Net Mortgage Rate.

SECURITIES:

 Distribution Dates. The ____th day of each month, or if such ____th day is not a Business Day, the Business Day immediately following such day, commencing _____________________. See "DESCRIPTION OF THE CERTIFICATES --Distributions" herein.

                  Class Designation                                      Scheduled Final Distribution Date
                  -----------------                                       ---------------------------------
                  Class A-1...................................
                  Class A-2...................................
                  Class A-3...................................
                  Class A-EC..................................
                  Class B.....................................
                  Class C.....................................
                  Class D.....................................
                  Class E.....................................
                  Class F.....................................
                  Class G.....................................
                  Class H.....................................
                  Class J.....................................
                  Class K-1...................................
                  Class K-2...................................

              The Scheduled Final Distribution Dates set forth above have been determined on the basis of the assumptions described in "DESCRIPTION OF THE CERTIFICATES -- Scheduled Final Distribution Date" herein.


Early Termination ............   The Trust Fund is subject to early termination
                                 if less than 10% of the Initial Pool Balance remains outstanding. See "DESCRIPTION OF THE
                                 CERTIFICATES--Early Termination" herein.

[Auction Call Date ...........   On or after the Distribution Date occurring in
                                 [__________], the Trust Fund is subject to early termination pursuant to the auction procedures described herein. See "DESCRIPTION
                                 OF THE CERTIFICATES--Auction" herein.]

Federal Tax Status............   Elections will be made to treat designated
                                 portions of the Trust Fund as three separate
                                 "real estate mortgage investment conduits"
                                 ("REMIC").

ERISA.........................   The Class A-1, Class A-2 and Class A-3
                                 Certificates should qualify for an exemption from the prohibited transaction provisions of ERISA and may be purchased by and transferred to employee benefit plans. The Subordinate
                                 Certificates may not be acquired by employee benefit plans subject to ERISA, but may be acquired by an insurance company investing the assets of its general account if an exemption from the prohibited transaction provisions of ERISA is applicable. See "ERISA
                                 CONSIDERATIONS" herein and in the Prospectus.

SMMEA.........................   [None of the Offered Certificates are
                                 mortgage-related securities pursuant to the
                                 Secondary Mortgage Market Enhancement Act of
                                 1984.]

DTC Eligibility ..............   The Offered Certificates are being delivered
                                 through the facilities of The Depository Trust
                                 Company ("DTC").

Closing Date..................   On or about __________.

Structural Summary:


Interest Payments.............   On each Distribution Date, each Class of
                                 Certificates (other than the Class K-1
                                 Certificates) generally will be entitled to receive interest distributions in an amount equal to the Class Interest Distribution
                                 Amount for such Class and Distribution Date, together with any unpaid Class Interest
                                 Shortfalls remaining from prior Distribution
                                 Dates, in each case to the extent of Available
                                 Funds remaining after payment to each
                                 outstanding Class of Certificates bearing an earlier sequential Class designation of (i) the Class Interest Distribution Amount and any unpaid Class Interest Shortfall for such Classes, (ii) the Pooled Principal

                                 Distribution Amount for such Distribution Date for such Classes and (iii) payment of the unreimbursed amount of Realized Losses previously allocated to such Classes. See "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" herein.

Principal Payments............   The Pooled Principal Distribution Amount for
                                 each Distribution Date will be distributed, first, to the Class A-1 Certificates, until the Certificate Balance thereof has been reduced to zero and thereafter, sequentially to each other Class of Regular Certificates
                                 (other than the Class A-EC and Class K-2
                                 Certificates), until its Certificate Balance is reduced to zero, in each case, to the extent of Available Funds remaining after (i) payment of the Class Interest Distribution
                                 Amount, any unpaid Class Interest Shortfalls remaining from prior Distribution Dates, the Pooled Principal Distribution Amount and the unreimbursed amount of Realized Losses, if any, up to an amount equal to the aggregate of such unreimbursed amount previously allocated to each other outstanding Class of Certificates having an earlier sequential
                                 Class designation and (ii) payment of the Class Interest Distribution Amount and any unpaid Class Interest Shortfalls remaining from prior Distribution Dates to such Class
                                 (or, with respect to the Class K-1
                                 Certificates, to the Class K-2 Certificates) and to any other outstanding Class that is pari passu with such Class.

Credit Enhancement............   The Class A-1, Class A-2, Class A-3 and Class
                                 A-EC Certificates are credit-enhanced by the Classes of Subordinate Certificates, which consist of the Class B, Class C, Class D,
                                 Class E, Class F, Class G, Class H, Class J,
                                 Class K-1 and Class K-2 Certificates. Each other Class of Regular Certificates will likewise be protected by the subordination offered by the other Classes of Certificates that bear a later sequential designation.

                                 Realized Losses of principal and interest from any Mortgage Loan and certain other losses experienced by the Trust Fund will generally be allocated to the Classes of Regular Certificates (other than the Class A-EC and Class K-2 Certificates) in reverse sequential order starting with the Class K-1 Certificates. Realized Losses allocated to the Class K-1 Certificates will reduce the Class K-2 Notional Balance. Realized Losses allocated to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Certificates will reduce the Class A-EC Notional Balance.

Collateral Overview;
Loan Details..................   See Annex A hereto for certain characteristics
                                 of Mortgage Loans on a loan-by-loan basis. All weighted average information regarding the
                                 Mortgage Loans reflects weighing of the
                                 Mortgage Loans by their Cut-off Date Principal
                                 Balances. The "Cut-off Date Principal Balance" of each Mortgage Loan is equal to the unpaid principal balance thereof as of the Cut-off
                                 Date, after application of all payments of principal due on or before such date, whether or not received. See also "DESCRIPTION OF THE
                                 MORTGAGE POOL" for additional statistical information regarding the Mortgage Loans.

                               Characteristics
==============================================================================
Aggregate Cut-off Date Principal Balance                           $_____
------------------------------------------------------------------------------
Number of Mortgage Loans..........................................
------------------------------------------------------------------------------
Weighted Average Mortgage Rate.................................... _____%
------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity....................... ___ months
------------------------------------------------------------------------------
Weighted Average DSCR (1).........................................          x
------------------------------------------------------------------------------
Average Mortgage Loan Balance                                      $_____
------------------------------------------------------------------------------
Balloon Mortgage Loans............................................ _____%
==============================================================================

(1) Debt Service Coverage Ratio ("DSCR") is calculated based on the ratio of Underwritten Cash Flow to the Annual Debt Service. For more information on the Debt Service Coverage Ratios, see "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein.

                        Cut-off Date Principal Balances

                                         % by Cut-off Date       Number of
Cut-off Date Principal Balance           Principal Balance     Mortgage Loans
------------------------------           -----------------     --------------
$   500,000- $ 999,999..............         ________%            ________
$ 1,000,000- $ 1,999,999............         ________%            ________
$ 2,000,000- $ 2,999,999............         ________%            ________
$ 3,000,000- $ 3,999,999............         ________%            ________

                                      S-11




$ 4,000,000- $ 4,999,999............         ________%            ________
$ 5,000,000- $ 5,999,999............         ________%            ________
$ 6,000,000- $ 6,999,999............         ________%            ________
$ 7,000,000- $ 7,999,999............         ________%            ________
$ 8,000,000- $ 8,999,999............         ________%            ________
$ 9,000,000- $ 9,999,999............         ________%            ________
$10,000,000- $10,999,999............         ________%            ________
$11,000,000- $11,999,999............         ________%            ________
$12,000,000- $12,999,999............         ________%            ________
$13,000,000- $13,999,999............         ________%            ________
$14,000,000- $14,999,999. . . . . .          ________%            ________
$15,000,000- over ..................         ________%            ________

                           Geographical Distribution
                               % by Cut-off
                              Date Principal
State Location                   Balance               Number of Mortgage Loans
--------------                   -------               ------------------------



                           Other (1)............  ____________________________

(1) No other jurisdiction has Mortgage Loans aggregating more than ___% of the Initial
         Pool Balance.

Debt Service Coverage Ratios (1)

    RANGE OF DEBT
  SERVICE COVERAGE           % BY CUT-OFF
   RATIOS BALANCE             DATE PRINCIPAL          NUMBER OF MORTGAGE LOANS
   --------------             --------------          ------------------------
      1.00-1.04
      1.15-1.19
      1.20-1.24
      1.25-1.29
      1.35-1.39
      1.40-1.44
      1.45-1.49
      1.50-1.54
      1.55-1.59
      1.60-1.64
      1.65-1.69
      1.70-1.74

                                      S-12



    RANGE OF DEBT
  SERVICE COVERAGE           % BY CUT-OFF
   RATIOS BALANCE             DATE PRINCIPAL          NUMBER OF MORTGAGE LOANS
   --------------             --------------          ------------------------
      1.75-1.79
      1.85-1.89
      2.15-2.19
      2.25-2.29

(1) Calculated based on the ratio of Underwritten Cash Flow to Annual Debt Service. See "DESCRIPTION OF THE MORTGAGE POOL--Certain
         Characteristics of the Mortgage Pool" herein for more information relating to the calculation of debt service coverage ratios.

                              Loan to Value Ratios

                                                  % BY CUT-OFF DATE
      RANGE OF LOAN TO VALUE RATIOS               PRINCIPAL BALANCE          NUMBER OF MORTGAGE LOANS
      -----------------------------               -----------------          ------------------------
25.0% to less than 30.0%..................             _____%
30.0% to less than 35.0%..................             _____%
40.0% to less than 45.0%..................             _____%
45.0% to less than 50.0%..................             _____%
50.0% to less than 55.0%..................             _____%
55.0% to less than 60.0%..................             _____%
60.0% to less than 65.0%..................             _____%
65.0% to less than 70.0%..................             _____%
70.0% to less than 75.0%..................             _____%
75.0% to less than 80.0%..................             _____%

                                 PROPERTY TYPES

                                 % BY CUT-OFF DATE
   PROPERTY TYPES                 PRINCIPAL BALANCE         NUMBER OF MORTGAGE LOANS
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%
                                       -----%

                                 MATURITY YEARS

                                % BY CUT-OFF DATE
YEAR                         PRINCIPAL YEAR BALANCE            NUMBER OF MORTGAGE LOANS
----                         ----------------------            ------------------------
1999 . . . . . . . . . . .           ______%
2000 . . . . . . . . . . .           ______%
2001 . . . . . . . . . . .           ______%
2002 . . . . . . . . . . .           ______%
2003 . . . . . . . . . . .           ______%
2004 . . . . . . . . . . .           ______%
2005 . . . . . . . . . . .           ______%
2006 . . . . . . . . . . .           ______%
2007 . . . . . . . . . . .           ______%
2008 . . . . . . . . . . .           ______%
2009 . . . . . . . . . . .           ______%
2010 . . . . . . . . . . .           ______%
2011 . . . . . . . . . . .           ______%
2012 . . . . . . . . . . .           ______%


                 DELINQUENCY STATUS AS OF ____________________

                                                                 % BY CUT-OFF
                                                                DATE PRINCIPAL
                  STATUS                                       STATUS BALANCE
                  ------                                       --------------
No Delinquencies..........................                        ________%

                    Prepayment Lockout/Premium Analysis (F1)

                   Percentage of Mortgage Pool by Prepayment
                      Restriction Assuming No Prepayments

                                           1998   1999   2000   2001   2002   2003   2004    2005   2006   2007   2008   2009
                                           ----   ----   ----   ----   ----   ----   ----    ----   ----   ----   ----   ----
(S)                                        (C)    (C)    (C)   (C)    (C)     (C)    (C)     (C)    (C)    (C)   (C)     (C)
Lockout Prepayment Restrictions .........
Greater of Yield
Maintenance or Percentage Premium
of:
5.00% or greater ........................
4.00% to 4.99% ..........................
3.00% to 3.99% ..........................
2.00% to 2.99% ..........................
1.00% to 1.99% ..........................
0.00% to 0.99% ..........................

Total of Yield Maintenance...............

Total of Yield Maintenance and
Lockout Percentage Premium:
5.00% or greater
4.00 to 4.99%
3.00 to 3.99%
2.00 to 2.99%
1.00 to 1.99%

Total with Percentage Premium
Open.....................................

Total....................................
% of Initial Pool Balance (2)

------------------------------------------
(1)      This table sets forth an analysis of the percentage of the declining balance of the
         Mortgage Pool that, on __________, in each of the years indicated, will be within a Lockout Period or in which Principal Prepayments must be accompanied by the indicated Prepayment Premium or yield maintenance charge. See
         "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions
         of the Mortgage Loans--Prepayment Provisions" for the assumptions used in preparing this table.

(2) Represents the approximate percentage of the Initial Pool Balance that will remain outstanding at the indicated date based upon the assumptions used in preparing this table.


                                SUMMARY OF TERMS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "INDEX OF SIGNIFICANT DEFINITIONS" herein and in the Prospectus.

Title of Certificates.........   Prudential Securities Secured Financial
                                 Corporation Commercial Mortgage Pass-Through
                                 Certificates, Series 199__ (the
                                 "Certificates").

The Certificates..............   $______________________ initial aggregate
                                 principal balance ("Certificate Balance") of
                                 Class A-1 Certificates;

                                 $___________initial _______________
                                 Certificate Balance of Class A-2 Certificates;

                                 $_________________ initial _______________
                                 Certificate Balance of Class A-3 Certificates;

                                 Class A-EC Certificates;

                                 $_________________ initial Certificate Balance of Class B Certificates;

                                 $_________________ initial Certificate Balance of Class C Certificates;

                                 $_________________ initial Certificate Balance of Class D Certificates;

                                 $_________________ initial Certificate Balance of Class E Certificates;

                                 $_________________ initial Certificate Balance of Class F Certificates;

                                 $_________________ initial Certificate Balance of Class G Certificates;

                                 $_________________ initial Certificate Balance of Class H Certificates;

                                 $_________________ initial Certificate Balance of Class J Certificates;

                                 $_________________ initial _______________
                                 Certificate Balance of Class K-1 Certificates;

                                 Class K-2 Certificates;

                                 Class R-I Certificates;

                                 Class R-II Certificates; and

                                 Class R-III Certificates.

                                 The aggregate initial Certificate Balance of all Classes of Certificates is subject to a permitted variance of plus or minus 5% as described herein. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of______ (the "Pooling and Servicing Agreement") among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

                                 ONLY THE CLASS A-1, CLASS A-2, CLASS A-3,
                                 CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES ARE OFFERED HEREBY.

                                 The Class A-EC, Class G. Class H. Class J.
                                 Class K-1, Class K- 2, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") have not been registered under the 1933 Act and are not offered hereby. Accordingly, to the extent this Prospectus Supplement contains information regarding the terms of the Private Certificates, such information is provided solely because of its relevance to a prospective purchaser of an Offered Certificate.

Depositor.....................   Prudential Securities Secured
                                 Financing Corporation
                                 One New York Plaza
                                 New York, New York 10292.

Master Servicer...............   __________________________________

Special Servicer..............   __________________________________

Trustee.......................   __________________________________

Fiscal Agent..................   __________________________________

Cut-off Date..................   __________________________________

Closing Date..................   On or about _____________.

Distribution Date.............   The _____th day of each month, or if such
                                 ____th day is not a Business Day, the Business
                                 Day immediately following such day, commencing on ________________. As used herein, a
                                 "Business Day" is any day other than a
                                 Saturday, Sunday or a day in which banking institutions in the States of New York, Missouri or Illinois are authorized or obligated by law, executive order or governmental decree to close.

Record Date...................   With respect to each Distribution Date, the
                                 close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs.

Interest Accrual Period......... With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30-day months.

Collection Period.............   With respect to each Distribution Date and any
                                 Mortgage Loan, the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution
                                 Date occurs (or, in the case of the
                                 Distribution Date occurring in _________ on the day after the Cut-off Date) and ending on the Determination Date in the month in which such Distribution Date occurs.

Determination Date............   The ____th day of any month, or if such_____ th
                                 day is not a Business Day, the Business Day immediately preceding such ____th day, commencing on ________________.

Due Date......................   With respect to any Collection Period and
                                 Mortgage Loan, the date on which scheduled payments are due on such Mortgage Loan
                                 (without regard to grace periods), which date, for the Mortgage Loans, is the first day of the month;

Denominations.................   The Class A-1, Class A-2, Class A-3, Class B,
                                 Class C, Class D, Class E and Class F
                                 Certificates will be issued in minimum
                                 denominations of Certificate Balance or
                                 Notional Balance, as applicable, of $100,000 and integral multiples of $1,000 in excess thereof and will be registered in the name of a nominee of The Depository Trust Company
                                 ("DTC" and, together with any successor
                                 depository selected by the Depositor, the "Depository") and beneficial interests therein will be held by investors through the book-entry facilities of the Depository. The
                                 Depositor has been informed by DTC that its nominee will be Cede & Co. Beneficial Owners will hold and transfer their respective ownership interests in and to such Book-Entry Certificates through the book-entry facilities of DTC and will not be entitled to definitive, fully registered
                                 Certificates except in the limited
                                 circumstances set forth herein. See
                                 "DESCRIPTION OF THE CERTIFICATES--Delivery,
                                 Form and Denomination" herein.

Distributions.................   On each Distribution Date, each Class of
                                 Certificates (other than the Class K-1
                                 Certificates) will be entitled to receive interest distributions in an amount equal to the Class Interest Distribution Amount for such Class and Distribution Date, together with any unpaid Class Interest Shortfalls remaining from prior Distribution Dates, in each case to the extent of Available Funds, if any, remaining after (i) payment of the Class
                                 Interest Distribution Amount and any unpaid
                                 Class Interest Shortfalls remaining from prior
                                 Distribution Dates for each other outstanding
                                 Class of Certificates, if any, having an earlier sequential Class designation, (ii) payment of the Pooled Principal Distribution
                                 Amount for such Distribution Date to each outstanding Class of Certificates having an earlier sequential Class designation and (iii) payment of the unreimbursed amount of Realized
                                 Losses, if any, up to an amount equal to the aggregate of such unreimbursed amount previously allocated to each other outstanding
                                 Class of Certificates having an earlier
                                 sequential Class designation. References herein to the sequential Class designation of such Classes of Certificates means such Classes in alphabetical order; provided, however, that the Class A-1, Class A-2, Class
                                 A-3 and Class A-EC Certificates will be
                                 treated pari passu (other than with respect to distributions of principal) and the Class K-1 and Class K-2 Certificates will be treated pari passu.


                                 The "Class Interest Distribution Amount" with respect to any Distribution Date and any Class of Regular Certificates other than the Class K-1 and Class K-2 Certificates is equal to interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate for such Class and such Interest Accrual Period on the Certificate Balance of such Class; provided that reductions of the Certificate Balance or Notional Balance of such Class as a result of distributions in respect of principal or the allocation of losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period. With respect to any Distribution Date and the Class K-2 Certificates, the

                                 "Class Interest Distribution Amount" will equal an amount equal to the product of the Class K-2 Pass-Through Rate and the Class K-2 Notional Balance; provided that reductions of the Notional Balance of such Class as a result of distributions in respect of principal or the allocation of losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period. The Class Interest Distribution Amount of each Class will be reduced by its allocable sum of the amount of any Prepayment Interest Shortfalls not offset by Prepayment Interest Surplus, the Servicing Fee and, if the Master Servicer and the Special Servicer are the same person, the Special Servicing Fee with respect to such Distribution Date, all as provided herein. The Class K-1 Certificates are principal only certificates and have no Class Interest Distribution Amount.


                                 The Pooled Principal Distribution Amount for each Distribution Date will be distributed, first, to the Class A-1 Certificates, until the Certificate Balance thereof has been reduced to zero and thereafter, sequentially to each other Class of Regular Certificates (other than the Class A-EC and Class K-2 Certificates, neither of which has a Certificate Balance and neither of which is entitled to distributions in respect of principal) until its Certificate Balance is reduced to zero, in each case, to the extent of Available Funds remaining after (i) payment of the Class Interest Distribution Amount, any unpaid Class Interest Shortfalls remaining from prior Distribution Dates, the Pooled Principal Distribution Amount and the unreimbursed amount of Realized Losses, if any, up to an amount equal to the aggregate of such unreimbursed amount previously allocated to each other outstanding Class of Certificates having an earlier sequential Class designation and (ii) payment of the Class Interest Distribution Amount and any unpaid Class Interest Shortfalls remaining from prior Distribution Dates to such Class (or, with respect to the Class K-1 Certificates, to the Class K-2 Certificates) and to any other outstanding Class that is pari passu with such Class.

                                 The "Pooled Principal Distribution Amount" for any Distribution Date is equal to the sum (without duplication), for all Mortgage Loans, of (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) that become due (regardless of whether received) on the Mortgage Loans during the related Collection Period; (ii) the principal component of all Assumed Scheduled Payments as applicable, deemed to become due (regardless of whether received) during the related Collection Period with respect to any Mortgage Loan that is delinquent in respect of its Balloon Payment; (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased from the Trust Fund in connection with the breach of a representation or warranty or purchased from the Trust Fund pursuant to the Pooling and Servicing Agreement, in either case, during the related Collection Period; (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period; (v) the principal component of all Balloon Payments received during the related Collection Period;
                                 (vi) all other Principal Prepayments received in the related Collection Period; and (vii) any other full or partial recoveries in respect of principal, including Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and Net REO Proceeds.

                                 Additional Master Servicer or Special Servicer compensation,interest on Advances, extraordinary expenses of the Trust Fund and other similar items will create a shortfall in Available Funds, which generally will result in a Class Interest Shortfall for the most subordinate Class then outstanding.

                                 See "DESCRIPTION OF THE CERTIFICATES
                                 --Distributions" herein.

Advances......................   Subject to the limitations described herein,
                                 the Master Servicer is required to make
                                 advances (each such amount, a "P&I Advance") in respect of delinquent Monthly Payments on the Mortgage Loans. The Master Servicer will not be required to advance the full amount of any Balloon Payment not made by the related borrower on its due date, but will advance an amount equal to the monthly payment (or portion thereof not received) deemed to be due on the Mortgage Loan after such default, calculated on the original amortization schedule of such Mortgage Loan with interest as described herein. Upon determination of the Anticipated Loss with respect to any Seriously
                                 Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution
                                 Date will be an amount equal to the product of
                                 (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Seriously Delinquent Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. See
                                 "THE POOLING AND SERVICING
                                 AGREEMENT--Advances" herein. If the Master
                                 Servicer fails to make a required P&I Advance, the Trustee, acting in accordance with the servicing standard, will be required to make such P&I Advance, and if the Trustee fails to make a required P&I Advance,' the Fiscal Agent will be required to make such P&I Advance.

Subordination.................   As a means of providing a certain amount of
                                 protection to the holders of the Senior
                                 Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Subordinate
                                 Certificates to receive distributions of interest and principal, as applicable, will be subordinated to such rights of the holders of the Senior Certificates. Each other Class of
                                 Regular Certificates will likewise be
                                 protected by the subordination offered by the other Classes of Certificates that bear a later sequential Class designation. This subordination will be effected in two ways:
                                 (i) by the preferential right of the holders of a Class of Certificates to receive, on any Distribution Date, the amounts of both interest and principal, as applicable, distributable in respect of such Certificates on such Distribution Date prior to any distribution being made on such Distribution
                                 Date in respect of any Classes of Certificates subordinate thereto, and (ii) by the allocation of Realized Losses to the Certificates in reverse order of their sequential Class designations, provided that
                                 Realized Losses are allocated pro rata to the Class A-1, Class A- 2 and Class A-3
                                 Certificates in accordance with their
                                 respective Certificate Balances. In addition, each Class of Regular Certificates will have the benefit of subordination of the Residual
                                 Certificates to the extent of any
                                 distributions to which the Residual
                                 Certificates would otherwise be entitled.
                                 See "DESCRIPTION OF THE CERTIFICATES--
                                 Subordination" herein. No other form of credit enhancement is offered for the benefit of the holders of the Offered Certificates.

Early Termination.............   Any holder of the Class R-I Certificates
                                 representing more than a 50% Percentage
                                 Interest of the Class R-I Certificates, the
                                 Master Servicer and the Depositor will each have the option to purchase, at the purchase price specified herein, all of the Mortgage
                                 Loans, and all property acquired through exercise of remedies in respect of any Mortgage Loans, remaining in the Trust Fund, and thereby effect a termination of the Trust
                                 Fund and early retirement of the then
                                 outstanding Certificates, on any Distribution
                                 Date on which the aggregate Scheduled
                                 Principal Balance of the Mortgage Loans
                                 remaining in the Trust Fund is less than 10% of the Initial Pool Balance. See "DESCRIPTION
                                 OF THE CERTIFICATES--Early Termination"
                                 herein.

[Auction Call Date............   If the Trust Fund has not been terminated
                                 earlier as described under "DESCRIPTION OF THE
                                 CERTIFICATES--Early Termination" herein, the
                                 Trustee will on the Distribution Date
                                 occurring in [month] of each year from and including_______________ on any date after the Distribution Date occurring in _______________ on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), request that four independent financial advisory or investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund could be sold pursuant to an auction. If the aggregate value of the Mortgage Loans and all other property acquired in respect of any Mortgage
                                 Loan, as determined by the average of the three highest such estimates, equals or exceeds the aggregate amount of the Certificate Balances of all Certificates outstanding on the Auction Valuation Date, plus unpaid interest thereon, the anticipated
                                 Auction fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust
                                 Fund expenses, the Trustee will auction the Mortgage Loans and such property thereby effect a termination of the Trust Fund and early retirement of the then outstanding
                                 Certificates on or after the Distribution Date in _________. The Trustee will accept no bid lower than the Minimum Auction
                                 CERTIFICATES--Auction" herein.]

Certain Federal Income
Tax Consequences..............   Elections will be made to treat the Trust
                                 REMICs, and the Trust REMICs will qualify, as three separate real estate mortgage investment conduits (each, a "REMIC" or, alternatively, "REMIC I", "REMIC II" and "REMIC III") for federal income tax purposes. The Class A-1, Class A-2, Class A-3, Class A-EC, Class B,
                                 Class C, Class D, Class E, Class F, Class G,
                                 Class H, Class J, Class K-1 and Class K-2
                                 Certificates (collectively, the "Regular
                                 Certificates") will represent "regular
                                 interests" in REMIC III and the Class R-III
                                 Certificates will be designated as the sole
                                 Class of "residual interest" in REMIC III.
                                 Certain uncertificated classes of interests will represent "regular interests" in REMIC I and REMIC II and the Class R-I and Class R-II
                                 Certificates will be designated as the sole
                                 Class of "residual interest" in REMIC I and REMIC II, respectively.


                                 Because they represent regular interests, the Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of the Regular Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting, regardless of a Certificateholder's usual method of accounting. None of the Offered Certificates are expected to be treated for federal income tax reporting purposes as having been issued with an original issue discount. For the purposes of determining the rate of accrual of market discount, original issue discount and premium for federal income tax purposes, it has been assumed that the Mortgage Loans will prepay at the rate of ___% CPR and that the Trust Fund will be terminated on the Distribution Date occurring in ________________ pursuant to the auction termination procedure described herein. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate or whether the Trust Fund will be terminated on such date. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES."


                                 Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium.


                                 Whether any holder of such a Class of
                                 Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize any such premium. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.


                                 Offered Certificates held by a mutual savings bank or domestic building and loan association will represent interests in "qualifying real property loans" within the meaning of Section 593(d) of the Internal Revenue Code of 1986 (the "Code"). Offered Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of
                                 Section 856(c)(5)(B) of the Code, and income with respect to Offered Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in property" within the meaning of Section 856(c)(3)(B) of the Code. Offered Certificates held by a domestic building and loan association will generally constitute a "regular or a residual interest in a REMIC" within the meaning of Section
                                 7701(a)(19)(C)(xi) of the Code only in the proportion that the Mortgage Loans are secured by multifamily apartment buildings. See "MATERIAL FEDERAL INCOME TAX
                                 CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.


                                 For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC" in the Prospectus and "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein.

ERISA Considerations..........   The United States Department of Labor has
                                 issued to Prudential Securities Incorporated an individual prohibited transaction exemption, Prohibited Transaction Exemption
                                 90-32, as amended by Prohibited Transaction
                                 Exemption 97-34, which generally exempts from the application of certain of the prohibited transaction provisions of Section 406 of the Employee Retirement Income Security Act of
                                 1974, as amended ("ERISA"), and the excise taxes imposed by Sections 4975(a) and (b) of the Code and the civil penalties imposed by 502(i) of ERISA, transactions relating to the purchase, sale and holding of pass-through certificates such as the Senior Certificates by (a) employee benefit plans and certain other retirement arrangements, including individual retirement accounts and Keogh plans, which are subject to ERISA or the Code
                                 (all of which are
                                 hereinafter referred to as "Plans"), (b) collective investment funds in which such Plans are invested, (c) other persons acting on behalf of any such Plan or using the assets of any such Plan or any entity whose underlying assets include Plan assets by reason of a Plan's investment in the entity
                                 (within the meaning of Department of Labor
                                 Regulations Section 2510.3-101), and (d) insurance companies that are using assets of any insurance company separate account or general account in which the assets of such Plans are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of such Plans) and the servicing and operation of mortgage pools such as the Mortgage Pool, provided that certain conditions are satisfied. See "ERISA
                                 CONSIDERATIONS" herein.

                                 THE SUBORDINATE CERTIFICATES DO NOT MEET THE
                                 REQUIREMENTS OF THE FOREGOING EXEMPTION AND,
                                 ACCORDINGLY, THE SUBORDINATE CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN OR PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES IN WHICH THE PURCHASE OR TRANSFER AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATES WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION. THE RESIDUAL CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN.

Ratings.......................   It is a condition to the issuance of the
                                 Certificates that: the Class A-1, Class A-2,
                                 Class A-3 and Class A-EC Certificates each be rated "AAA" by ______ and "_________" by_____;
                                 the Class B Certificates be rated "AA" by and "____" by ____; the Class C Certificates be rated "A" by _____ and "_____" by _____; the
                                 Class D Certificates be rated "BBB+" by _____ and "_____" by _____ ; the Class E
                                 Certificates be rated "BBB" by _____ and "_____ " by _____; the Class F Certificates be rated "BBB-" by and "_____" by _____; the Class G Certificates be rated "BB" by and "_____" by _____; the Class H Certificates be rated "BB-" by _____ and "_____" by _____; and
                                 the Class J Certificates be rated "B" by _____ and "_____" by _____. The Class K-1, Class
                                 K-2, Class R-I, Class R-II and Class R-III
                                 Certificates are unrated. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the likelihood or frequency of prepayments (both voluntary and involuntary) or the possibility that Certificateholders might suffer a lower than anticipated yield, nor does a security rating address the likelihood of receipt of Prepayment Premiums or the likelihood of collection by the Master
                                 Servicer of Default Interest. The Class A-EC
                                 Certificate Notional Balance upon which
                                 interest is calculated is reduced by the allocation of Realized Losses and prepayments, whether voluntary or involuntary. The Rating does not address the timing or magnitude of reduction of such Notional Balance, but only the obligation to pay interest timely on the Notional Balance as so reduced from time to time. Accordingly, the ratings of the Class
                                 A-EC Certificates should be evaluated
                                 independently from similar ratings on other types of securities. See "RISK FACTORS" and "RATINGS" herein.

Legal Investment..............   [The Certificates will not constitute
                                 "mortgage related securities" within the meaning of the Secondary Mortgage Market
                                 Enhancement Act of 1984.] The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Certificates, may be subject to significant interpretative uncertainties. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investments for them. See
                                 "LEGAL INVESTMENT" herein and in the
                                 Prospectus.

                                  RISK FACTORS

         Prospective holders of Certificates should consider, among other things, the factors listed below and in the Prospectus under "RISK FACTORS" in connection with the purchase of the Certificates.

INVESTMENT IN COMMERCIAL AND MULTIFAMILY MORTGAGE LOANS

         Commercial and Multifamily Lending Generally. Commercial and multifamily lending generally is viewed as exposing a lender to risks which are different than many of the risks faced in connection with other types of lending, such as consumer lending. Commercial and multifamily lending generally involves larger loans, thereby providing lenders with less diversification of risk and the potential for greater losses resulting from the delinquency and/or default of individual loans. Many of the Mortgage Loans are non-recourse obligations of the related borrowers, the repayment of which is often solely dependent upon the successful operation of the related Mortgaged Properties. Commercial and multifamily property values and net operating income are subject to volatility. Many of the Mortgage Loans are also balloon loans, which may pose additional risks associated with both the value of the related Mortgaged Property and the borrower's ability to obtain financing as of the maturity of the related Mortgage Loan. A borrower's ability to repay its loan may be impaired if future operating results are not comparable to historical operating results. This may occur for a variety of reasons, including an increase in vacancy rates, a decline in rental rates, an increase in operating expenses and/or an increase in necessary capital expenditures. The income from and market value of a Mortgaged Property may also be adversely affected by such factors as changes in the general economic climate, the existence of an oversupply of comparable space or a reduction in demand for real estate in the area, the attractiveness of the property to tenants and guests and perceptions regarding such property's safety, convenience and services. Real estate values and income are also affected by such factors as government regulations and changes in real estate, zoning or tax laws, the willingness and ability of a property owner to provide capable management, changes in interest rate levels, the availability of financing and potential liability under environmental and other laws.

         a. Aging and Deterioration of Commercial and Multifamily Properties. The age, construction quality and design of a particular Mortgaged Property may affect the occupancy level as well as the rents that may be charged for individual leases or, in the case of the Nursing Home Properties and the Hotel Properties, the amounts that customers may be charged for the occupancy thereof. The effects of poor construction quality are likely to require the borrower to spend increasing amounts of money over time for maintenance and capital improvements. Even Mortgaged Properties that were well constructed and have been well maintained will require ongoing capital improvements in order for such Mortgaged Properties to remain competitive in the market and retain tenants and other occupants.

         b. Leases. Repayment of the Mortgage Loans may be affected by the expiration or termination of occupancy leases and the ability of the related borrowers to renew such leases with the existing occupants or to relet the space on economically favorable terms to new occupants, or the existence of a market which requires a reduced rental rate, substantial tenant improvements or expenditures or other concessions to a tenant in connection with a lease renewal. No assurance can be given that leases that expire can be renewed, that the space covered by leases that expire or are terminated can be leased in a timely manner at comparable rents or on comparable terms or that the borrower will have the cash or be able to obtain the financing to fund any required tenant improvements. Income from and the market value of the Mortgaged Properties would be adversely affected if vacant space in the Mortgaged Properties could not be leased for a significant period of time, if tenants were unable to meet their lease obligations or if, for any other reason, rental payments could not be collected. Upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could occur. If a significant portion of a Mortgaged Property is leased to a single tenant, the consequences of the failure of the borrower to relet such portion of such Mortgaged Property in the event that such tenant vacates the space leased to it (either as a result of the expiration of the term of the lease or a default by the tenant) or a failure of such tenant to perform its obligations under the related lease, will be more pronounced than if such Mortgaged Property were leased to a greater number of tenants. See "--Tenant Matters" herein. Certain tenants at the Mortgaged Properties may be entitled to terminate their leases or reduce their rents based upon negotiated lease provisions, e.g. if an anchor tenant ceases operations at the related Mortgaged Property. In such cases, there can be no assurance that the operation of such provisions will not allow such a termination or rent reduction. A tenant's lease may also be terminated or otherwise affected if such tenant become the subject of a bankruptcy proceeding.

         c. Competition. Other multifamily and commercial properties located in the areas of the Mortgaged Properties compete with the Mortgaged Properties of similar types to attract customers, tenants and other occupants. Such properties generally compete on the basis of rental rates, location, condition and features of the property. If any oversupply of available space exists in a particular market (either as a result of the building of new construction or a decrease in the number of customers, tenants or other occupants due to a decline in economic activity in the area), the rental rates for the Mortgaged Properties may be adversely affected. Commercial or multifamily properties may also face competition from other types of property as such properties are converted to competitive uses in the future. Such conversions may occur based upon future trends in the use of property by tenants and occupants, e.g. the establishment of more home based offices and businesses and the conversion of warehouse space for multifamily use. Increased competition could adversely affect income from and the market value of the Mortgaged Properties.

         d. Quality of Management. The successful operation of the Mortgaged Properties is also dependent on the performance of the respective property managers of the Mortgaged Properties. Such property managers are responsible for responding to changes in the local market, planning and implementing the rental rate structure, including establishing levels of rent payments, and advising the related borrower so that maintenance and capital improvements can be carried out in a timely fashion.


         No Guaranty. No Mortgage Loan is insured or guarantied by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, _____,__________ , _________, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any of their respective affiliates.

         Limited Recourse. The majority of the Mortgage Loans are non-recourse loans wherein recourse generally may be had only against the specific Mortgaged Property securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage Loan, and not against the borrower's other assets. Consequently, the payment of each non-recourse Mortgage Loan is primarily dependent upon the sufficiency of the net operating income from the related Mortgaged Property and, at maturity, upon the market value of such Mortgaged Property. See "DESCRIPTION OF THE MORTGAGE POOL--General" herein.

         Concentration of Mortgage Loans and Borrowers. In general, a mortgage pool with a significant portion of its loans having larger average balances and a smaller number of loans may be subject to losses that are more severe than other pools having the same or similar aggregate principal balance and composed of smaller average loan balances and a greater number of loans. In all cases, each Investor should carefully consider all aspects of any loans representing a significant percentage of the outstanding principal balance of a mortgage pool in order to ensure that such loans are not subject to risks unacceptable to such Investor. Additionally, a mortgage pool with a high concentration of Mortgage Loans to the same borrower or related borrowers is subject to the potential risk that a borrower undergoing financial difficulties might divert its resources or undertake remedial actions (such as a bankruptcy) in order to alleviate such difficulties, to the detriment of the Mortgaged Properties. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Concentration of Mortgage Loans and Borrowers" herein.

         Tax Considerations Related to Foreclosure. [REMIC III] might become subject to federal (and possibly state or local) tax, at the highest marginal corporate rate (currently ___%), on certain of its net income from the operation and management of a Mortgaged Property subsequent to the Trust Fund's acquisition of a Mortgaged Property pursuant to a foreclosure or deed-in-lieu of foreclosure, thereby reducing net proceeds available for distribution to Certificateholders. Such taxable net income does not include qualifying "rents from real property," or any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is customary in the area and for the type of property involved.

         Future Changes in the Composition of the Mortgage Pool. As principal payments or if prepayments are made on the Mortgage Loans at different rates based upon the varied amortization schedules and maturities of the Mortgage Loans, the Mortgage Pool may be subject to more concentrated risk with respect to the reduction in both the diversity of types of Mortgaged Properties and the number of borrowers. Because principal on the Certificates is payable in sequential order, and no Class receives principal until the Certificate Balance of the preceding sequential Class or Classes has been reduced to zero, Classes that have a later sequential designation are more likely to be exposed to such risk of concentration than Classes with an earlier sequential priority.

         Geographic Concentration. Repayments by borrowers and the market values of the Mortgaged Properties could be affected by economic conditions generally or in the regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate markets where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, natural disasters (which may result in uninsured losses) and other factors that are beyond the control of the borrowers. The economy of any state or region in which a Mortgaged Property is located may be adversely affected to a greater degree than that of other areas of the country by certain developments affecting industries concentrated in such state or region.

         Moreover, in recent periods, several regions of the United States have experienced significant downturns in the market value of real estate. To the extent that general economic or other relevant conditions in states or regions in which Mortgaged Properties securing significant portions of the aggregate principal balance of the Mortgage Loans are located decline and result in a decrease in commercial property, housing or consumer demand in the region, the income from and market value of the Mortgaged Properties may be adversely affected. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Geographic Concentration" herein.

         Environmental Risks. Each of the Mortgage Loan Sellers has represented to the Depositor that each of the related Mortgaged Properties was subject to a "Phase I" environmental site assessment or similar study (or an update of a previously conducted assessment or an update of an assessment based upon information in an established database), which was performed on behalf of the related Mortgage Loan Seller, or as to which the related report was delivered to the related Mortgage Loan Seller in connection with its origination or acquisition of the related Mortgage Loan. Such environmental assessments, updates or reviews were conducted within the 24-month period prior to the Cut-Off Date. The Mortgage Loan Sellers have informed the Depositor that no such environmental assessment revealed any material adverse environmental condition or circumstance with respect to any Mortgaged Property, except for:
(i) those cases in which an operations and maintenance plan or periodic monitoring of such Mortgaged Property or nearby properties was recommended or an escrow reserve to cover the estimated cost of remediation was established;
(ii) those cases involving a leaking underground storage tank or groundwater contamination at a nearby property, which condition has not yet affected such Mortgaged Property and as to which a responsible party has been identified under applicable law; (iii) those cases where such conditions were either (x) remediated or abated prior to the Closing Date or as to which the property is the subject of an administrative consent order with a party that has established a remediation fund pursuant to such order or as to which the responsible party has provided an indemnity or guaranty, or (y) the borrower has otherwise agreed to bear the costs of such abatement or remediation; and
(iv) those cases in which groundwater or soil contamination was identified or suspected, and either environmental insurance was obtained or a letter of credit was provided to cover estimated costs of continued monitoring or remediation.

         The information contained herein is based on the environmental assessments or similar studies and has not been independently verified by the Depositor, the Mortgage Loan Sellers, the Underwriters, or any of their respective affiliates.

         If an adverse environmental condition exists with respect to a Mortgaged Property, the Trust Fund may be subject to the following risks: (i) a diminution in the value of a Mortgaged Property or the inability to foreclose against such Mortgaged Property; (ii) the inability to lease such Mortgaged Property to potential tenants; (iii) the potential that the related borrower may default on a Mortgage Loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; or (iv) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such Mortgaged Property. Additionally, the environmental condition of a Mortgaged Property may be affected by the operations of tenants and occupants thereof, and current and future environmental laws, ordinances or regulations, may impose additional compliance obligations on business operations that can be met only by significant capital expenditures.

         Under certain federal and state laws, the reimbursement of remedial costs incurred by state and federal regulatory agencies to correct environmental conditions are secured by a statutory lien over the subject property, which lien, in some instances, may be prior to the lien of an existing mortgage. Any such lien arising with respect to a Mortgaged Property would adversely affect the value of such Mortgaged Property and could make impracticable the foreclosure by the Special Servicer on such Mortgaged Property in the event of a default by the related borrower.

         Under various federal, state and local laws, ordinances and regulations, a current or previous owner or operator of real property, as well as certain other categories of parties, may be liable for the costs of removal or remediation of hazardous or toxic substances on, under, adjacent to or in such property. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under applicable federal, state or local laws, and could exceed the value of the property and/or the aggregate assets of the owner. Under some environmental laws, a secured lender (such as the Trust Fund) may be deemed an "owner" or "operator" of the related Mortgaged Property if the lender is deemed to have participated in the management of the borrower, regardless of whether the borrower actually caused the environmental damage. In such cases, a secured lender may be liable for the costs of any required removal or remediation of hazardous substances. One court has held that a lender will be deemed to have participated in the management of the borrower if the lender participated in the financial management of the borrower to a degree indicating the capacity to influence the borrower's treatment of hazardous waste. The Trust Fund's potential exposure to liability for cleanup costs will increase if the Trust Fund actually takes possession of a Mortgaged Property or control of its day-to-day operations; such potential exposure to environmental liability may also increase if a court grants a petition to appoint a receiver to operate the Mortgaged Property in order to protect the Trust Fund's collateral. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus, and "DESCRIPTION OF THE MORTGAGE
POOL--Certain Characteristics of the Mortgage Pool--Environmental Risks" herein.

         The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to acquiring title thereto on behalf of the Trust Fund or assuming its operation. Such requirement may effectively preclude enforcement of the security for the related Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable under any environmental law. However, there can be no assurance that such environmental site assessment will reveal the existence of conditions or circumstances that would result in the Trust Fund becoming liable under any environmental law, or that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability under environmental laws. See "THE POOLING

AND SERVICING AGREEMENT--Realization Upon Mortgage Loans--Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Environmental Risks" in the Prospectus.

         Other Financing. In general, the borrowers are prohibited from encumbering the related Mortgaged Property with additional secured debt or the mortgagee's approval is required for such an encumbrance. However, a violation of such prohibition may not become evident until the related Mortgage Loan otherwise defaults. In cases in which one or more subordinate liens are imposed on a Mortgaged Property or the borrower incurs other indebtedness, the Trust Fund is subject to additional risks, including, without limitation, the risks that the necessary maintenance of the Mortgaged Property could be deferred to allow the borrower to pay the required debt service on the subordinate financing and that the value of the Mortgaged Property may fall as a result, and that the borrower may have a greater incentive to repay the subordinate or unsecured indebtedness first and that it may be more difficult for the borrower to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making any Balloon Payment upon the maturity of the Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Secondary Financing; Due-on-Encumbrance Provisions" in the Prospectus, and "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Other Financing" herein.

         Bankruptcy of Borrowers. The borrowers may be either individuals or legal entities. Most of the borrowers which are legal entities are not bankruptcy-remote entities. The borrowers that are not bankruptcy remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be (a) operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business and
(b) individuals who may have personal liabilities unrelated to the property. However, any borrower, even a bankruptcy- remote entity, as owner of real estate will be subject to certain potential liabilities and risks as such an owner. No assurance can be given that a borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or member will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or member. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure--Bankruptcy Laws" in the Prospectus.

         Limitations of Appraisals and Engineering Reports. In general, appraisals represent the analysis and opinion of qualified experts and are not guaranties of present or future value. Moreover, appraisals seek to establish the amount a willing buyer would pay a willing seller. Such amount could be significantly higher than the amount obtained from the sale of a Mortgaged Property under a distress or liquidation sale. Information regarding the values of the Mortgaged Properties as of the Cut-off Date is presented under "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool" herein for illustrative purposes only. The architectural and engineering reports represent the analysis of the individual engineers or site inspectors at or before the origination of the respective Mortgage Loans, have not been updated since they were originally conducted and may not have revealed all necessary or desirable repairs, maintenance or capital improvement items.

         Zoning Compliance. The Mortgaged Properties are typically subject to applicable building and zoning ordinances and codes ("Zoning Laws") affecting the construction and use of real property. Since the Zoning Laws applicable to a Mortgaged Property (including, without limitation, density, use, parking and set back requirements) are generally subject to change by the applicable regulatory authority at any time, certain of the improvements upon the Mortgaged Properties may not comply fully with all applicable current and future Zoning Laws. Such changes may limit the ability of the related borrower to rehabilitate, renovate and update the premises, and to rebuild or utilize the premises "as is" in the event of a substantial casualty loss with respect thereto.

         Costs of Compliance with Applicable Laws and Regulations. A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related Mortgaged Property, e.g. Zoning Laws, and the Americans with Disabilities Act of 1990. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Americans With Disabilities Act" in the Prospectus. The expenditure of such costs, or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow, and consequently, its ability to pay its Mortgage Loan.

         Limitations on Enforceability of Cross-Collateralization. Arrangements whereby certain of the Mortgage Loans (the "Cross-Collateralized Loans") are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of such borrowers if one or more of such borrowers were to become a debtor in a bankruptcy case. Generally, under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property (including the granting of a mortgage lien) by a person will be subject to avoidance under certain circumstances if the person did not receive fair consideration or reasonably equivalent value in exchange for such obligation or transfer and (i) was insolvent or was rendered insolvent by such obligation or transfer, (ii) was engaged in a business or a transaction, or was about to engage in a business or a transaction, for which properties remaining with the person constitute an unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts that would be beyond the person's ability to pay as such debts matured. Accordingly, a lien granted by any such borrower could be avoided if a court were to determine that (x) such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured and (y) the borrower did not, when it allowed its Mortgaged Property to be encumbered by the liens securing the indebtedness represented by the other Cross-Collateralized Loans, receive fair consideration or reasonably equivalent value for pledging such Mortgaged Property for the equal benefit of the other related borrowers. No assurance can be given that a lien granted by a borrower on a Cross-Collateralized Loan to secure the Mortgage Loan of an affiliated borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See "DESCRIPTION OF THE MORTGAGE

POOL--Certain Characteristics of the Mortgage Pool--Limitations on Enforceability of Cross-Collateralization" herein for more information regarding the Cross-Collateralized Loans.

         Tenant Matters. Certain of the Mortgaged Properties are leased wholly or in large part to a single tenant or are wholly or in large part owner-occupied (each such tenant or owner-occupier, a "Major Tenant"). Any default by a Major Tenant could adversely affect the related borrower's ability to make payments on the related Mortgage Loan. There can be no assurance that any Major Tenant will continue to perform its obligations under its lease (or, in the case of an owner-occupied Mortgaged Property, under the related Mortgage Loan documents). See "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Tenant Matters" and "Annex A" herein.

         Litigation. From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. There can be no assurance that any such litigation will not have a material adverse effect on any borrower's ability to meet its obligations under the related Mortgage Loan and, thus, on the distributions to Certificateholders.


PREPAYMENT AND YIELD CONSIDERATIONS

         Effect of Borrower Defaults and Delinquencies. The aggregate amount of distributions on the Regular Certificates, the yield to maturity of the Regular Certificates, the rate of principal payments on the Regular Certificates and the weighted average life of the Regular Certificates will be affected by the rate and the timing of delinquencies, defaults, losses or other shortfalls experienced on the Mortgage Loans. If a purchaser of a Regular Certificate of any Class calculates its anticipated yield based on an assumed default rate and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such Class of Certificates or, with respect to the Class A-EC or Class K-2 Certificates, such losses result in a reduction of the Class A-EC Notional Balance or the Class K-2 Notional Balance, respectively, such purchaser's actual yield to maturity will be lower than the anticipated yield calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the Regular Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater will be the effect on such investor's yield to maturity.

         Most of the Mortgage Loans are Balloon Loans, which involve a greater risk of default than self-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to refinance the related Mortgaged Property or to sell such Mortgaged Property at a price sufficient to permit the borrower to make the Balloon Payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors at the time of attempted sale or refinancing, including the level of available mortgage rates, the fair market value of the related Mortgaged Property, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and the operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for multifamily or commercial properties (as the case may be) generally. See "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations--Balloon Payments" herein.

         Regardless of whether losses ultimately result, prior to the liquidation of any defaulted Mortgage Loan, delinquencies on the Mortgage Loans may significantly delay the receipt of payments by the holder of a Regular Certificate to the extent that Advances or the subordination of another Class of Certificates does not fully offset the effects of any delinquency or default. The Available Funds generally consist of, as more fully described herein, principal and interest on the Mortgage Loans actually collected or advanced. The Master Servicer's, the Trustee's or the Fiscal Agent's obligation, as applicable, to make Advances is limited to the extent described under "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In particular, upon determination of the Anticipated Loss with respect to any Seriously Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution Date will be an amount equal to the product of (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Seriously Delinquent Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. In addition, no Advances are required to be made to the extent that, in the good faith judgment of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, any such Advance, if made, would be nonrecoverable from proceeds of the Mortgage Loan to which such Advance relates. See "THE POOLING AND SERVICING AGREEMENT--Advances" herein.

         Effect of Prepayments and other Unscheduled Payments. The investment performance of the Certificates may vary materially and adversely from the investment expectations of investors due to the rate of prepayments on the Mortgage Loans being higher or lower than anticipated by investors. In addition, in the event of any repurchase of a Mortgage Loan by a Mortgage Loan Seller [or ________] from the Trust Fund under the circumstances described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" herein, the repurchase price paid will be passed through to the holders of the Certificates with the same effect as if such Mortgage Loan had been prepaid in full (except that no Prepayment Premium will be payable with respect to any such repurchase). No representation is made as to the anticipated rate of prepayments (voluntary or involuntary) on the Mortgage Loans or as to the anticipated yield to maturity of any Certificate. Furthermore, the distribution of Liquidation Proceeds to the Class or Classes of Certificates then entitled to distributions in respect of principal will reduce the weighted average lives of such Classes and may reduce or increase the weighted average life of other Classes of Certificates. See "YIELD AND MATURITY CONSIDERATIONS" herein.

         In general, the yield on Certificates purchased at a premium or at a discount and the yield on the Class A-EC and Class K-2 Certificates, which have no Certificate Balances, will be sensitive to the amount and timing of principal distributions thereon (or of reductions of the respective Notional Balances). The occurrence of principal distributions at a rate faster than that anticipated by an investor at the time of purchase will cause the actual yield to maturity of a Certificate purchased at a premium to be lower than anticipated. The yield to maturity of the Class A-EC and Class K-2 Certificates will be especially sensitive to the occurrence of high rates of principal distributions which could result in the failure of the holders of such Classes to recover fully their initial investments. Conversely, if a Certificate is purchased at a discount (especially the Class K-1 Certificates) and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase.

         Effect of Prepayment Premiums. The rate and timing of principal payments made on a Mortgage Loan will be affected by restrictions on voluntary prepayments contained in the related Note (e.g., lockout periods and Prepayment Premiums). Most of the Mortgage Loans provide that for a specified amount of time during which a prepayment is permitted, it must be accompanied by a Prepayment Premium. The existence of Prepayment Premiums generally will result in the Mortgage Loans prepaying at a lower rate. However, the requirement that a prepayment be accompanied by a Prepayment Premium may not provide a sufficient economic disincentive to a borrower seeking to refinance at a more favorable interest rate. In addition, since holders of the Class A-EC Certificates are anticipated to receive most, if not all, Prepayment Premiums, potential purchasers of this Class should especially consider that provisions requiring Prepayment Premiums may not be enforceable in some states and under federal bankruptcy law and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a Prepayment Premium will be enforceable under applicable state or federal law or, if enforceable, that the foreclosure proceeds received with respect to a defaulted Mortgage Loan will be sufficient to make such payment. See "DESCRIPTION OF THE MORTGAGE POOL--Certain Terms and Conditions of the Mortgage Loans--Prepayment Provisions" herein.

         Effect of Interest on Advances, Special Servicing Fees and other Servicing Expenses. As and to the extent described herein, the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest on unreimbursed Advances at the Advance Rate from the date on which the related Advance is made to the date on which such amounts are reimbursed (which in no event will be later than the Determination Date following the date on which funds are available to reimburse such Advance with interest thereon at the Advance Rate). The Master Servicer's, the Trustee's or the Fiscal Agent's right, as applicable, to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Regular Certificates and, consequently, may result in decreased distributions to the Regular Certificates that would not otherwise have resulted, absent the accrual of such interest.

See "THE POOLING AND SERVICING AGREEMENT--Advances" herein. In addition, certain circumstances, including delinquencies in the payment of principal and interest, will result in a Mortgage Loan being specially serviced. The Special Servicer is entitled to additional compensation for special servicing activities, including Special Servicing Fees, Disposition Fees and Workout Fees, which may result in decreased distributions to the Regular Certificates that would not otherwise have resulted absent such compensation. See "THE POOLING AND SERVICING AGREEMENT--Special Servicing" herein.

LIMITED LIQUIDITY

         There is currently no secondary market for the Regular Certificates. The Underwriters have advised the Depositor that they currently intend to make a secondary market in the Regular Certificates, but they are under no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Regular Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of Regular Certificates with liquidity of investment or that it will continue for the life of the Regular Certificates. The Regular Certificates will not be listed on any securities exchange.


                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of__________ multifamily and commercial "whole" mortgage loans (the "Mortgage Loans"). The Mortgage Loans have an aggregate Cut-off Date Principal Balance of approximately $______ (the "Initial Pool Balance"), subject to a variance of plus or minus 5%. The "Cut-off Date Principal Balance" of each Mortgage Loan is the unpaid principal balance thereof as of the Cut-off Date, after application of all payments of principal due on or before such date, whether or not received. Any description of the terms and provisions of the Mortgage Loans herein is a generalized description of the terms and provisions of the Mortgage Loans in the aggregate. Many of the individual Mortgage Loans have special terms and provisions that deviate from the generalized, aggregated description.

         Generally, each Mortgage Loan is evidenced by a separate promissory note (collectively, the "Promissory Notes"). Each Mortgage Loan is secured by a mortgage, deed of trust, deed to secure debt or other similar security instrument (a "Mortgage") that creates a first lien on one or more of a fee simple estate, an estate for years or a leasehold estate in a real property ("Mortgaged Property") improved for multifamily or commercial use. The Mortgaged Properties consist of properties improved by (a) office buildings ("Office Properties," and any Mortgage Loan secured thereby, "Office Loans");
(b) health care-related properties ("Health Care-Related Properties"); (c) congregate care facilities ("Congregate Care Properties," and any Mortgage Loan secured thereby, "Congregate Care Loans"); (d) hotels and motels ("Hotel and Motel Properties," and any Mortgage Loan secured thereby, "Hotel and Motel Loans"); (e) industrial properties

("Industrial Properties," and any Mortgage Loan secured thereby, "Industrial Loans"); (f) warehouse, mini warehouse and self-storage facilities ("Warehouse Properties," "Mini Warehouse Properties," and "Self-Storage Properties" and any Mortgage Loan secured thereby, "Warehouse Loans" "Mini Warehouse Loans" & "Self-Storage Loans"); (g) mobile home parks ("Mobile Home Park Properties," and any Mortgage Loan secured thereby, "Mobile Home Park Loans");
(h) apartment buildings or complexes consisting of five or more rental units or a complex of duplex units ("Multifamily Properties," and Mortgage Loans secured thereby, "Multifamily Loans"); (i) cooperative apartment buildings;
(j) nursing homes ("Nursing Home Properties," and any Mortgage Loan secured thereby, "Nursing Home Loans"); (k) office/retail properties ("Office/Retail Properties," and any Mortgage Loan secured thereby, "Office/Retail Loans");
(l) anchored retail properties ("Retail, Anchored Properties," and any Mortgage Loan secured thereby, "Retail, Anchored Loans"); (m) single tenant retail properties ("Retail, Single Tenant Properties," and any Mortgage Loan secured thereby, "Retail, Single Tenant Loans"); (n) unanchored retail properties ("Retail, Unanchored Properties," and any Mortgage Loan secured thereby, "Retail, Unanchored Loans"); and/or (o) other commercial real estate properties, multifamily residential properties and/or mixed residential commercial properties. The percentage of the Initial Pool Balance represented by each type of Mortgaged Property is as follows:


                                Percentage of
Property Type                   Initial Pool Balance        Number of Loans
-------------                   --------------------        ---------------
                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

                                %

Approximately ____% of the Initial Pool Balance represents the refinancing of existing mortgage indebtedness.

         None of the Mortgage Loans is insured or guaranteed by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by the Depositor, _____, the Mortgage Loan Sellers, _________, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any of their respective affiliates. ____________ of the Mortgage
Loans, representing approximately____ % of the Initial Pool Balance, provide for full recourse against the related borrower, while the remainder of the Mortgage Loans are non-recourse loans. In the event of a borrower default under a non-recourse Mortgage Loan, recourse generally may be had only against the specific Mortgaged Property or Mortgaged Properties securing such Mortgage Loan and such limited other assets as have been pledged to secure such Mortgage
Loan, and not against the borrower's other assets.

         [The Depositor will purchase________ the _______ Mortgage Loans, on or before the Closing Date from _____ pursuant to a Mortgage Loan Purchase and Sale Agreement (the "____ Mortgage Loan Purchase Agreement") dated as of ________ (the "Loan Purchase Closing Date"), between ____ and the Depositor. The Mortgage Loans will be acquired by the Depositor on or before the Closing Date from ________________ pursuant to a Mortgage Loan Purchase and Sale Agreement (the " Mortgage Loan Purchase Agreement") dated as of______ , between the Depositor and ________. ____ and _________ are herein sometimes individually referred to as a "Mortgage Loan Seller," and collectively as the "Mortgage Loan Sellers." The Depositor will assign the Mortgage Loans in the Mortgage Pool, and make the representations or warranties regarding the Mortgage Loans, to the Trustee pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer will each service the Mortgage Loans pursuant to the Pooling and Servicing Agreement. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments."]

SECURITY FOR THE MORTGAGE LOANS

         Each Mortgage Loan is secured by a Mortgage encumbering the related borrower's interest in the related Mortgaged Property_________. of the Mortgage Loans, representing approximately____ % of the Initial Pool Balance, provide for full recourse against the related borrower, while the remainder of the Mortgage Loans are non-recourse loans. Each Mortgage Loan is also secured by an assignment of the related borrower's interest in the leases, rents, issues and profits of the related Mortgaged Property. In certain instances, additional collateral may exist in the nature of letters of credit, a pledge of demand notes, the establishment of one or more Reserve Accounts (for necessary repairs and replacements, tenant improvements and leasing commissions, real estate taxes and assessments, insurance premiums, deferred maintenance and/or scheduled capital improvements or as reserves for the payment of Monthly Payments and other payments due under the related Mortgage Loan), grants of security interests in equipment, inventory, accounts receivable and other personal property, assignments of licenses, trademarks and/or trade names, one or more guaranties of all or part of the related Mortgage Loan, one or more guaranties with respect to a tenant's performance of the terms and conditions of such tenant's lease, the assignment of an option to obtain a ground lease with respect to the related Mortgaged Property or the assignment of the proceeds of purchase options. Each Mortgage Loan provides for the indemnification of the mortgagee by the related borrower for the presence of any hazardous substances affecting the Mortgaged Property. However, borrowers generally have limited assets and there can be no assurance that any borrower will have sufficient assets to support any such indemnification obligations that may arise. See "RISK FACTORS--The Mortgage Loans; Investment in Commercial and Multifamily Mortgage Loans--Environmental Risks" herein. Each Mortgage constitutes a first lien on a Mortgaged Property, subject generally only to (a) liens for real estate and other taxes and special assessments, (b) covenants, conditions, restrictions, rights of way, easements and other encumbrances whether or not of public record as of the date of recording of such Mortgage, and (c) such other exceptions and encumbrances on the Mortgaged Property as are reflected in the related title insurance policies.

         Ground Leases; Estates For Years. ____ Mortgage Loan(s), representing approximately ___% of the Initial Pool Balance, is secured by a first lien encumbering the related borrower's (a) leasehold interest in a portion of the related Mortgaged Property, and (b) fee interest in the remainder of such Mortgaged Property._______ Mortgaged Loans, representing approximately ____% of the Initial Pool Balance, encumber leasehold interests as follows: _____. The related ground lease expires on _____________. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure--Leasehold Risks" in the Prospectus.

CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

         Due Dates. The Mortgage Loans provide for Monthly Payments to be due on the first day of each month; provided, however, that ____ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, provide for Monthly Payments to be due on the ____ day of each month.

         Mortgage Rates; Calculations of Interest. Except with respect to the loans discussed below, each Mortgage Loan generally accrues interest at an annualized rate (a "Mortgage Rate") that is fixed for the entire term of such Mortgage Loan and does not permit any negative amortization or the deferral of interest.

         Amortization of Principal. _________ of the Mortgage Loans (the "Balloon Loans"), which represent approximately ___% of the Initial Pool Balance, provide for monthly payments of principal based on amortization schedules longer than their remaining terms, thereby leaving substantial principal amounts due and payable on their respective maturity dates (each such payment, together with interest on the related Balloon Loan for the one-month period ending on the day preceding such Balloon Loan's maturity date, a "Balloon Payment"), unless previously prepaid. ____of the Mortgage Loans, which represent approximately____ % of the Initial Pool Balance, have remaining amortization terms that are the same as their respective remaining terms to maturity. The weighted average Balloon LTV applicable to the Mortgage Pool is ____%.

         Prepayment Provisions. The imposition of a premium or fee (a "Prepayment Premium") payable in connection with a voluntary prepayment of each of the Mortgage Loans is designed primarily to deter a borrower from voluntarily prepaying the principal amounts of its Mortgage Loan. Although certain of the Mortgage Loans are subject to specified periods following the origination of such Mortgage Loans wherein no voluntary prepayments are allowed (any such period, a "Lockout Period"), the Mortgage Loans generally permit each borrower to voluntarily prepay the entire principal balance of its Mortgage Loan provided that any applicable Prepayment Premium is paid in connection therewith; provided, however, that the applicable Prepayment Premium requirement expires prior to the maturity date of all but ___ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance. Voluntary prepayments of less than the full outstanding principal of a Mortgage Loan are generally prohibited; provided, however, that (a) ___ in of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, the related borrower is permitted to make partial voluntary prepayments of its Mortgage Loan subject to certain specified conditions and limitations, including payment of the required Prepayment Premium, and (b) in ___ of the Mortgagee Loans, representing approximately ___% of the Initial Pool Balance, the related borrower is permitted to prepay all or any part of its Mortgage Loan at any time without the payment of a Prepayment Premium. Additionally, with respect to ___ of the Balloon Loans, representing approximately ___% of the Initial Pool Balance, the related borrower is permitted to make voluntary prepayments sufficient to fully amortize the principal balance thereof over the remaining term thereof without the payment of Prepayment Premiums. Neither of such borrowers have made any such voluntary prepayments since the origination of such Balloon Loan.

         The Prepayment Premium applicable with respect to the majority of the Mortgage Loans is generally calculated (a) for a certain period (any such period, a "Yield Maintenance Period") after the origination of such Mortgage Loan or the expiration of the applicable Lockout Period, if any, on the basis of a yield maintenance formula and/or a specified percentage of the amount prepaid, and (b) after the expiration of the applicable Yield Maintenance Period, a specified percentage (which percentage may either remain constant or decline over time) of the amount prepaid. Annex A attached hereto contains more specific information regarding the Prepayment Premiums applicable to each of the Mortgage Loans.

         The Mortgage Loans generally provide that so long as no event of default then exists, no Prepayment Premium is payable in connection with any involuntary prepayment resulting from a Casualty or Condemnation. The Mortgage Loans generally also permit prepayment after an event of default (but prior to the sale by the mortgagee thereunder of the Mortgaged Property through foreclosure or otherwise) provided that the related borrower pays the applicable Prepayment Premium. Certain of the Mortgage Loans may permit the related borrower to transfer the related Mortgaged Property to a third party without prepaying the related Mortgage Loan, provided that certain conditions are satisfied, including, without limitation, an assumption by the transferee of all of such borrower's obligations in respect of such Mortgage Loan. See "-- `Due-on-Encumbrance' and `Due-on-Sale' Provisions" herein.

         The Depositor makes no representation as to the enforceability of the provisions of any Mortgage Loan requiring the payment of a Prepayment Premium or as to the collectability of any Prepayment Premium. See "RISK FACTORS--Prepayment and Yield Considerations" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

         "Due-on-Encumbrance" and "Due-on-Sale" Provisions. The Mortgages generally contain "due-on-encumbrance" clauses that permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower encumbers the related Mortgaged Property without the consent of the mortgagee. However, in certain of the Mortgage Loans, the related borrower is allowed, under certain circumstances, to encumber the related Mortgaged Property with additional liens. See "RISK FACTORS--Investment in Commercial and Multi-Family Mortgage Loans--Other Financing" herein. The Master Servicer or the Special Servicer, as applicable, will determine, in a manner consistent with the servicing standard described herein under "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" whether to exercise any right the mortgagee may have under any such clause to accelerate payment of a Mortgage Loan upon, or to withhold its consent to, any additional encumbrance of the related Mortgaged Property.

         The Mortgages for the Mortgage Loans generally prohibit, without the mortgagee's prior consent, the borrower from transferring the Mortgaged Property or allowing a change in ownership (generally defined as, among other things, (a) a specified percentage (generally ranging from 10% to 49%) change in the ownership of the borrower, a guarantor or, with respect to certain of such Mortgage Loans, in the ownership of the general partner of the borrower or a guarantor, (b) the removal, resignation of change in ownership of any general partner or managing partner of a borrower, a guarantor or, with respect to certain of such Mortgage Loans, any general partner of a borrower or a guarantor, (c) with respect to certain of such Mortgage Loans, the removal, resignation or change in ownership of the managing agent of the related Mortgaged Property), or (d) the voluntary or involuntary transfer or dilution of the controlling interest in the related borrower held by a specified person; provided, however, that with respect to certain of such Mortgage Loans, the borrower may be entitled to transfer the Mortgaged Property or allow a change in ownership if certain conditions are satisfied, typically including one or more of the following, (i) no event of default has occurred, (ii) the proposed transferee meets the mortgagee's customary underwriting criteria, (iii) the Mortgaged Property continues to meet the mortgagee's customary underwriting criteria, (iv) an acceptable assumption agreement is executed, and (v) a specified assumption fee (generally 1% or .5% of the then outstanding principal balance of the applicable Note) has been received by the mortgagee. Certain of the Mortgages may also allow transfers of interests in the related Mortgaged Property in the nature of residential leases and easements and changes in ownership between partners, family members, for estate planning purposes, affiliated companies and certain specified individuals. In the event of any transfer or change in ownership of the Mortgaged Property in violation of the applicable provisions of the related Mortgage Loan documents, the related Mortgage Loan documents generally provide that the mortgagee is permitted to accelerate the maturity of the related Mortgage Loan. See

"CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Enforceability of Certain Provisions--Due-on-Sale Provisions" in the Prospectus. The Depositor makes no representation as to the enforceability of any due-on-sale or due-on-encumbrance provision in any Mortgage Loan which is the subject of a proceeding under the Bankruptcy Code.

         Default Provisions. Except as described below, the related Mortgage Loan documents generally provide that an event of default will exist if (a) any regular installment of principal and/or interest is not paid when specified (generally either (i) upon the date the same is due, (ii) within a specified period (generally five days to 10 days) after the date upon which the same was due, or (iii) within a specified period (generally five days to 10 days) following written notice from the mortgagee of such failure), or (b) any violation of the conditions described in "--`Due-on-Encumbrance' and `Due-on-Sale' Provisions" above occurs. The Mortgage Loan documents for ________ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, do not contain any specific description of events of default, rather, they generally provide that a default will exist upon any breach of any covenant or agreement of the borrower under the related Mortgage Loan documents Additionally, the related Mortgage Loan documents may contain other specified events of default, including one or more of the following, the borrower's failure to pay taxes or other charges when due, to keep all required insurance policies in full force and effect, to cure any material violations of laws or ordinances affecting the Mortgaged Property or to operate the related Mortgaged. Property according to certain criteria; the imposition of a mechanic's, materialman's or other lien against the Mortgaged Property; the institution of a bankruptcy, receivership or similar actions against the borrower or the Mortgaged Property; unapproved conversion of the related Mortgaged Property to a condominium or cooperative; defaults under certain other agreements; defaults under or unapproved modifications to any related franchise agreement; material changes to or defaults under any related management agreement; failure to correct any deficiency that would justify termination of a Medicare or Medicaid contract or a ban on new patients otherwise qualifying for Medicaid or Medicare coverage or the assessment of fines or penalties in excess of specified amounts by any state or any Medicare, Medicaid, health, reimbursement or licensing agency.

         Upon the occurrence of an event of default with respect to any Mortgage Loan, the Master Servicer or the Special Servicer, as applicable, may take such action as the Master Servicer or the Special Servicer deems advisable to protect and enforce the rights of the Trustee, on behalf of the Certificateholders, against the related borrower and in and to the related Mortgaged Property, subject to the terms of the related Mortgage Loan, including, without limitation, declaring the entire debt to be immediately due and payable and/or instituting a proceeding, judicial or non-judicial, for the complete or partial foreclosure of the Mortgage Loan.

         Default Interest. All of the Mortgage Loans provide for imposition of a rate of interest higher than the stated interest rate upon the occurrence of an event of default by the related borrower ("Default Interest"); excepting, however, Loan #____, which represents approximately ___% of the Initial Pool Balance. The Default Interest applicable to the Mortgage Loans is generally calculated as either (a) a specified rate above the stated interest rate of such Mortgage Loan, or (b) a rate equal to the greater of (i) a specified rate above the stated interest rate of such Mortgage Loan, and (ii) a specified rate above a specified base rate (typically either the prime rate reported in The Wall Street Journal, or the base rate announced by Citibank N.A. in New York as its base rate). No assurance can be given as to the enforceability of any provision of any Mortgage Loan requiring the payment of any Default Interest or as to the collectability of any Default Interest. See "CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

         Hazard, Liability and other Insurance. Generally, each Mortgage Loan requires that the related Mortgaged Property be insured (in an amount not less than the lesser of (a) the full replacement cost of the Mortgaged Property and
(b) the outstanding principal balance of the related Note, but in any event in an amount sufficient to ensure that the insurer would not deem the borrower a co-insurer) against loss or damage by fire or other risks and hazards covered by a standard extended coverage insurance policy. Generally, each Mortgage Loan also requires that the related borrower obtain and maintain during the entire term of the Mortgage Loan (a) comprehensive public liability insurance, typically with a minimum limit of $ ____ per occurrence, (b) if any part of the Mortgaged Property upon which a material improvement is located lies in a special flood hazard area and for which flood insurance has been made available, a flood insurance policy in an amount equal to the lesser of the outstanding principal balance of the related Note or the maximum limit of coverage available from governmental sources, (c) if deemed advisable by the Mortgage Loan Seller, rent loss and/or business interruption insurance in an amount equal to all rents or estimated gross revenues from the operations of the Mortgaged Property for a period as required by the Mortgage, (d) if applicable, insurance against loss or damage from explosion of steam boilers, air conditioning equipment, high pressure piping, machinery and equipment, pressure vessels or similar apparatus, and (e) such other insurance as may from time to time reasonably be required by the mortgagee. With respect to many of the Mortgage Loans, the related borrower has satisfied the applicable insurance requirements by obtaining blanket insurance policies, subject to the review and approval of the same by the mortgagee, including the amount of insurance and the number of properties covered by such policies.

         Casualty and Condemnation. The related Mortgage Loan documents typically provide that in the event of damage to the related Mortgaged Property by reason of fire or other casualty (a "Casualty"), all insurance proceeds will be paid to the mortgagee and then it is such mortgagee's option as to whether to apply such proceeds to the outstanding indebtedness of the related Mortgage Loan, or to allow such proceeds to be applied to the restoration of the related Mortgaged Property; provided, however, that if certain conditions are satisfied, the mortgagee may be required to disburse such proceeds in connection with a restoration of the related Mortgaged Property. These required conditions typically include one or more of the following (a) if the insurance proceeds payable are less than a specified amount, (b) if less than a specified percentage of the related Mortgaged Property is destroyed or if the value of the related Mortgaged Property following such Casualty remains greater than either a specified amount or a specified percentage of the value of the related Mortgaged Property immediately preceding such Casualty, (c) if the Casualty affects less than a specified percentage of the net rentable area of the Mortgaged Property or interrupts less than a specified percentage of the rentals from the Mortgaged Property,
(d) if such restoration will cost less than a specified amount and if sufficient funds are available to complete such restoration, (e) if such restoration can be accomplished within a specified time period, (f) if the restored Mortgaged Property will adequately secure the related Mortgage Loan,
(g) if adequate income (including rentals and insurance) will be available during the restoration period and (h) if no event of default then exists. In certain of the Mortgage Loans, the lease between the related borrower and a tenant of all or part of the related Mortgaged Property may require the borrower or the tenant to rebuild the buildings located upon the related Mortgaged Property in the event of a Casualty, and the related Mortgage Loan documents may permit the application of insurance proceeds to satisfy such requirement, regardless of the value of such Mortgaged Property following such Casualty.

         Generally, the Mortgage Loans provide that all awards payable to the borrower in connection with any taking or exercise of the power of eminent domain with respect to the related Mortgaged Property (a "Condemnation") will be paid directly to the mortgagee, and then it is such mortgagee's option as to whether to apply such proceeds to the outstanding indebtedness of the related Mortgage Loan, or to allow such proceeds to be applied to the restoration of the related Mortgaged Property, provided, however, that if certain conditions are satisfied, the mortgagee may be required to disburse such awards in connection with a restoration of the related Mortgaged Property. These required conditions typically include one or more of the following (a) if the award is less than a specified amount, (b) if less than a specified percentage of the related Mortgaged Property is taken, (c) if the Condemnation affects less than a specified percentage of the net rentable area of the Mortgaged Property or interrupts less than a specified percentage of the rentals from the Mortgaged Property, (d) if such restoration will cost less than a specified amount and if sufficient funds are available to complete such restoration, (e) if such restoration can be accomplished within a specified time period, (f) if adequate income (including the Condemnation award, rentals and insurance) will be available during the restoration period, (h) if no event of default then exists, and (i) if such restoration and repair is feasible and the related Mortgaged Property will be commercially viable after such restoration. In certain of the Mortgage Loans, the lease between the related borrower and a tenant of all or part of the related Mortgaged Property may require the borrower or the tenant to restore the related Mortgaged Property in the event of a Condemnation and the related Mortgage Loan documents may permit the application of condemnation proceeds to satisfy such requirement.

         Delinquencies and Modifications. As of the Cut-off Date for each Mortgage Loan, no Mortgage Loan was more than 30 days delinquent in respect of any Monthly Payment, and no Mortgage Loan has been modified in any material manner since its origination in connection with any default or threatened default on the part of the related borrower.

CERTAIN CHARACTERISTICS OF THE MORTGAGE POOL

         Concentration of Mortgage Loans and Borrowers. Several of the Mortgage Loans have Cut-off Date Principal Balances that are substantially higher than the average Cut-off Date Principal Balance. The largest single Mortgage Loan (Loan # ___) has a Cut-off Date Principal Balance that represents approximately ___% of the Initial Pool Balance provided, however, that ___ Mortgage Loans which were made to affiliated entities, when considered together, represent approximately ___% of the Initial Pool Balance. The ____largest individual Mortgage Loans have Cut-off Date Principal Balances that represent in the aggregate approximately ___% of the Initial Pool Balance.

         The Mortgage Pool consists of ___ Mortgage Loans to ___ separate borrowers. _______ of the Mortgage Loans were made to a borrower which was also the borrower in one or more of the other Mortgage Loans. ____of the Mortgage Loans were made to borrowers that are affiliated with the borrower of another Mortgage Loan. However, no set of Mortgage Loans made to a single borrower or to a single group of affiliated borrowers constitutes more than approximately ___% of the Initial Pool Balance. ______Mortgage Loans (representing approximately ___% of the Initial Pool Balance) are cross-collateralized and cross-defaulted with other Mortgage Loans to the related borrower or to a related affiliated borrower. See "--Limitations on Enforceability of Cross-Collateralization" herein. The following table sets forth more detailed information regarding Mortgage Loans made to a single borrower or to a single group of affiliated borrowers. The column entitled "%" in such table sets forth the approximate percentage of the Initial Pool Balance represented by each identified group of Mortgage Loans.


-----------------------------------------------------------------------
          Loans        Relationship      Cross-Collateralized
         Numbers   %   of                         and
                       Borrower(s)          Cross-Defaulted
-----------------------------------------------------------------------
                   %
-----------------------------------------------------------------------
                   %
-----------------------------------------------------------------------
                   %
-----------------------------------------------------------------------

         Geographic Concentration. The Mortgaged Properties are located in ____ states and the District of Columbia. _________ of the Mortgage Loans, which represent approximately ___% of the Initial Pool Balance, are secured by liens
on Mortgaged Properties located in [   ]; ____ of the Mortgage Loans, which
represent approximately ___% of the Initial Pool Balance, are secured by liens
on Mortgaged Properties located in [   ]; ___ of the Mortgage Loans, which
represent approximately ___% of the Initial Pool Balance, are secured by liens
on Mortgaged Properties located in [   ]; of the

         Mortgage Loans, which represent approximately ___% of the Initial Pool Balance, are secured by liens on Mortgaged Properties located in [ ]; of the Mortgage Loans, which represent approximately ___% of the Initial Pool Balance,
are secured by liens on Mortgaged Properties located in [   ]; and ______ of the
Mortgage Loans, which represent approximately ____% of the Initial Pool Balance,
are secured by liens on Mortgaged Properties located in [   ]. The remaining
Mortgaged Properties are located throughout _ other states and the District of Columbia, with no more than ___% of the Initial Pool Balance being secured by Mortgaged Properties located in any such individual jurisdiction.

         Environmental Risks. Except as discussed below, (a) environmental site assessments with respect to the Mortgaged Properties were obtained either by
(i) the Mortgage Loan Seller within seven months of the respective origination dates of the Mortgage Loans, or (ii) ____ or ____ within seven months of the respective dates such Mortgaged Loans were acquired by _______ or ______, and
(b) the Mortgaged Properties have been subject to environmental site assessments within __ months preceding the Cut-off Date. No environmental site assessments were obtained with respect to three of the Mortgage Loans (representing approximately ___% of the Initial Pool Balance), the environmental site assessment obtained with respect to one of the Mortgage Loans (representing approximately ___% of the Initial Pool Balance), did not include asbestos containing materials or radon as reviewed categories, and the environmental site assessments obtained with respect to ____ of the Mortgage Loans (representing approximately ___% of the Initial Pool Balance), were obtained approximately ___ months and ___ months, respectively, prior to the respective origination dates of such Mortgage Loans, and approximately ___ months and ___ months, respectively, prior to the Cut-off Date. All of the Mortgage Loans referenced in the preceding sentence are Multifamily Loans. A search of available governmental databases containing information regarding properties with known environmental contamination has been conducted with respect to each of the Mortgaged Properties in which the applicable environmental site assessment was dated more than ___ months prior to the Cut-off Date.

         Other than as described below, the environmental site assessments did not reveal the existence of conditions or circumstances respecting the Mortgaged Properties securing any Mortgage Loan that would constitute or result in a material violation of applicable environmental law, impose a material constraint on the operation of such Mortgaged Properties, require any material change in the use thereof, require any material clean-up, remedial action or other response with respect to hazardous materials on or affecting such Mortgaged Properties under any applicable environmental law, with the exception of conditions or circumstances (a) that such assessments indicated could be cleaned up, remediated or brought into compliance with applicable environmental law by the taking of certain actions and (b) either for which (i) a hold-back or other escrow of funds in an amount not less than the cost of taking such clean-up, remediation or compliance actions as estimated in such assessments has been created, (ii) an environmental insurance policy in an amount satisfactory to the Mortgage Loan Seller has been obtained by the related borrower or an indemnity for such costs has been obtained from a potentially culpable party or (iii) such clean up, remediation or compliance actions have been completed in compliance with applicable environmental law prior to the closing of such Mortgage Loan.

         Investors should understand that the results of the environmental site assessments do not constitute an assurance or guaranty by the Depositor, the Mortgage Loan Sellers, ____, ___ , _______, the borrowers, any environmental consultants or any other person as to the absence or extent of the existence of any environmental condition on the Mortgaged Properties that could result in environmental liability. Given the scope of the environmental site assessments, an environmental condition that affects a Mortgaged Property may not be discovered or its severity revealed during the course of the assessment. Further, no assurance can be given that future changes in applicable environmental laws, the development or discovery of presently unknown environmental conditions at the Mortgaged Properties or the deterioration of existing conditions will not require material expenses for remediation or other material liabilities.

         Other Financing. The related Mortgage Loan documents generally prohibit subordinate financing without the mortgagee's prior consent. With respect to ___ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, the related Mortgage Loan documents allowed the borrower, under certain specified circumstances, to either maintain an existing subordinate mortgage encumbering the related Mortgaged Properties, or to grant such a subordinate mortgage in the future. Generally, prior to any such subordinate mortgage being allowed, certain conditions specified in the related Mortgage Loan documents must be satisfied. Such conditions typically include one or more of the following: (a) the purpose, amount, term and amortization period of the proposed subordinate debt, together with the identity of the subordinate lender and the terms of the subordinate loan documents, must be acceptable to the senior mortgagee; (b) pursuant to either the specific terms of the subordinate mortgage or a separate recorded agreement obtained from such subordinate lender, the subordinate mortgage must be unconditionally subordinated to the related Mortgage Loan documents, and the subordinate lender is also typically prohibited from exercising any remedies against the borrower without the senior mortgagee's consent and from receiving any payments on such subordinate debt if, for the immediately prior 12 months, either (i) the aggregate debt service coverage ratio for such Mortgage Loan and such subordinate debt is less than a specified ratio (generally ranging from 1.20 to 1.30), or (ii) the aggregate loan to value ratio for such Mortgage Loan and such subordinate debt is greater than a specified ratio (generally ranging from 70% to 80%); (c) the subordinate debt must be non-recourse; and (d) acceptable economic conditions regarding the related Mortgaged Property must exist as of the effective date of such subordinate financing, typically including (i) an aggregate debt service coverage ratio for such Mortgage Loan and such subordinate debt equal to or exceeding a specified ratio (generally 1.20)', and/or (ii) an aggregate loan to value ratio for such Mortgage Loan and such subordinate debt of less than a specified ratio (generally ranging from 70% to 80%).

         Zoning Compliance. The Mortgage Loan Seller generally received assurances that all of the improvements located upon each respective Mortgaged Property complied with all Zoning Laws in all respects material to the continued use of the related Mortgaged Property, or that such improvements qualified as permitted nonconforming uses.

         Limitations on Enforceability of Cross-Collateralization. _______ of the Mortgage Loans (the "Cross-Collateralized Loans"), each of which was made to a borrower that is affiliated with the borrower under another Mortgage Loan are cross-collateralized and cross-defaulted with one or more related Cross-Collateralized Loans. This arrangement is designed to reduce the risk that the inability of an individual Mortgaged Property securing a Cross-Collateralized Loan to generate net operating income sufficient to pay debt service thereon will result in defaults (and ultimately losses). The arrangement is based on the belief that the risk of default is reduced by making the collateral pledged to secure each related Cross-Collateralized Loan available to support debt service on, and principal repayment of, the aggregate indebtedness evidenced by the related Cross-Collateralized Loans. See "--Concentration of the Mortgage Loans and Borrowers" herein for more information regarding the Cross-Collateralized Loans.

         Tenant Matters. Certain additional information regarding Major Tenants is set forth in "Annex A" herein. Generally, Major Tenants do not have investment-grade credit ratings. In connection with ___ of the Mortgage Loans, representing approximately ___% of the Initial Pool Balance, a Major Tenant occupies more than 60% of the net leasable area of the related Mortgaged Property. Many of such Major Tenants occupy their respective leased premises pursuant to leases which require them to pay all applicable real property taxes, maintain insurance over the improvements thereon and maintain the physical condition of such improvements. Additionally, in connection with Loan # ____, the related Major Tenant has generally assumed, in addition to the foregoing, all other responsibilities related to the entire Mortgaged Property. With respect to Mortgage Loans 'secured by a retail, office or industrial property, the related Mortgage Loan Seller generally obtained an estoppel from each Major Tenant as it deemed advisable.

         Other Information. The following tables and Annex A set forth certain information with respect to the Mortgage Loans and the Mortgaged Properties, which was primarily derived from financial statements supplied by each borrower for its related Mortgaged Property. The financial statements supplied by the borrowers in most cases are unaudited and were not prepared in accordance with generally accepted accounting principles. "Net Operating Income" and "Cash Flow" do not represent the net operating income and cash flow reflected on the borrowers' financial statements. The differences between "Net Operating Income" and "Cash Flow" determined by ____ and _____ and net operating income and cash flow reflected on the borrowers' financial statements represent the adjustments made by ____ and _____ described below, which adjustments generally were intended to increase the level of consistency between the financial statements provided by the borrowers. However, such adjustments were subjective in nature and were not made in a uniform manner nor in accordance with generally accepted accounting principles. "Underwritten NOI" and "Underwritten Cash Flow" are pro forma numbers prepared by ____ and _________ to reflect their assessment of the market based performance of the related Mortgaged Property. Neither the Depositor nor the Underwriters have made any attempt to verify the accuracy of the financial statements supplied by the borrowers or the accuracy or appropriateness of the adjustments discussed below that were made by ____ and ___________ to determine "Net Operating Income," "Cash Flow," "Underwritten NOI," and "Underwritten Cash Flow."

         The numbers representing "Net Operating Income," "Cash Flow," "Underwritten NOI" and "Underwritten Cash Flow" are not a substitute for or an improvement upon, net income as determined in accordance with generally accepted accounting principles as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity. No representation is made as to the future net cash flow of the properties, nor is "Net Operating Income," "Cash Flow," "Underwritten NOI" and "Underwritten Cash Flow" set forth herein intended to represent such future net cash flow.

         All of the Mortgaged Properties were appraised at the request of the Mortgage Loan Seller of the related Mortgage Loan by a state certified appraiser or an appraiser belonging to the Appraisal Institute. The purpose of each appraisal was to provide an opinion of the fair market value of the related Mortgaged Property. None of the Depositor, ______, __________ _______, the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent or any other entity has prepared or obtained a separate independent appraisal or reappraisal. There can be no assurance that another appraiser would have arrived at the same opinion of value. No representation is made that any Appraised Value would approximate either the value that would be determined in a current appraisal of the related Mortgaged Property or the amount that would be realized upon a sale or liquidation of the Mortgaged Property. Accordingly, investors should not place undue reliance on the Loan-to-Value Ratios set forth herein.

         Debt service coverage ratios are used by lenders of loans secured by income producing property to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after payment of operating expenses) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property is not expected to have a stable operating cash flow (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents, may be difficult to replace, or both) a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. In addition, a debt service coverage ratio may not adequately reflect the significant amounts of cash that a property owner may be required to expend to pay for capital improvements, and for tenant improvements and leasing commissions when expiring leases are replaced. For the reasons discussed above, the Debt Service Coverage Ratios presented herein are limited in their usefulness in predicting the future ability of a Mortgaged Property to generate sufficient cash flow to repay the related Mortgage Loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

         For purposes of the tables and Annex A:

                  (1) "Net Operating Income" or "NOI" is revenue derived from the use and operation of the Mortgaged Property (consisting primarily of rental income) less operating expenses (such as utilities, general administrative expenses, management fees, advertising, repairs and maintenance) and less fixed expenses (such as insurance and real estate taxes). NOI generally does not reflect capital expenditures, replacement reserves, interest expense, income taxes and non-cash items such as depreciation or amortization. The Mortgage Loan Sellers have informed the Depositor that they have adjusted items of revenue and expense shown on the borrower financial statements in order to reflect the historical operating results for a Mortgaged Property on a normalized basis (e.g., adjusting for the payment of two years of real estate taxes in a single year). Revenue was generally adjusted to eliminate items not related to the operation of the Mortgaged Property, to eliminate security deposits and to eliminate non-recurring items. Expense was generally adjusted to eliminate distributions to owners, items of expense not related to the operation of the Mortgaged Property, non-recurring items, such as capital expenditures, and refunds of security deposits. The Mortgage Loan Sellers have informed the Depositor that they have made the adjustments based upon their review of the borrower financial statements, their experience in originating loans and, in some cases, conversations with borrowers. The adjustments were subjective in nature and were not uniform for each Mortgaged Property.

                  (2) "Cash Flow" means, with respect to any Mortgage Loan, the NOI for the related Mortgaged Property decreased by tenant improvements, leasing commissions and other non-recurring expenditures, as appropriate.

                  (3) "Underwritten NOI" means, with respect to any Mortgage Loan, the NOI for the related Mortgaged Property as determined by the Mortgage Loan Sellers as applicable, in accordance with their underwriting guidelines for similar properties. Although there are differences in the underwriting guidelines of the Mortgage Loan Sellers, the nature and types of adjustments made by each of them were generally the same. Revenue generally is calculated as follows. Rental revenue is calculated using the lower of actual or market rental rates, with a vacancy rate equal to the higher of the Mortgaged Property's historical rate, the market rate or an assumed vacancy rate. Other revenues, such as parking fees, are included only if sustainable. Certain revenues, such as application fees and lease termination fees, are not included. Operating and fixed expenses generally are adjusted to reflect the higher of the Mortgaged Property's average expenses or a mid-range industry norm for expenses on similar properties in similar locations (generally adjusted upward to account for inflation), a market rate management fee and an annual reserve for replacement of capital items.

                  (4) "Underwritten Cash Flow" means, with respect to any Mortgage Loan, the Underwritten NOI for such Mortgage Loan decreased by an amount that [_____] or a Mortgage Loan Seller, as applicable, has determined to be an appropriate allowance for average annual tenant improvements and leasing commissions based upon their respective underwriting guidelines.

                  (5) "Appraised Value" means, for each of the Mortgaged Properties, the appraised value of such property as determined by an appraisal thereof made not more than nine months prior to the origination date of the related Mortgage Loan and reviewed by the Mortgage Loan Seller of such Mortgage Loan.

                  (6) "Annual Debt Service" means, for any Mortgage Loan, the current annual debt service (including interest allocable to payment of the Servicing Fee and principal) payable with respect to such Mortgage Loan during the 12-month period commencing on the Cut-off Date (assuming no principal prepayments occur).

                  (7) "Debt Service Coverage Ratio," "Underwritten DSCR" or "DSCR" means, with respect to any Mortgage Loan, (a) the Underwritten Cash Flow for the related Mortgaged Property divided by (b) the Annual Debt Service for such Mortgage Loan.

                  (8) "Loan-to-Value Ratio," "Appraised LTV" or "LTV" means, with respect to any Mortgage Loan, the principal balance of such Mortgage Loan as of the Cut-off Date divided by the Appraised Value of the Mortgaged Property securing such Mortgage Loan.

                  (9) "Balloon LTV" for any Mortgage Loan is calculated in the same manner as LTV, except that the Balloon Amount is used instead of the Cut-off Date principal balance.

                  (10) "Balloon Amount" or "Balloon Balance" for each Mortgage Loan is equal to the principal amount, if any, due at maturity, taking into account scheduled amortization, assuming no prepayments or defaults.

                  (11) "Occupancy Rate" means the percentage of gross leasable area, rooms, units, beds, pads or sites of a Mortgaged Property that are leased or occupied. Occupancy rates are calculated based upon the most recent rent information received by ____ or _________ , as applicable. The "Occupancy Percentage" and "Occupancy Date" for each Mortgage Loan are based upon rent information received by [_____] or ________ , as applicable, from the related borrower.

                  (12) "Remaining Term to Maturity" generally means the number of months remaining from the Cut-off Date until the maturity of a mortgage loan. The method for calculating the "Remaining Term to Maturity" for any Mortgage Loan (other than loans with loan numbers listed below) is determined by subtracting (a) the number of Due Dates from and including the first payment date to and including the Cut-off Date from (b) the number of Due Dates from and including the first payment date to and including the original scheduled maturity date for such Mortgage Loan.

                  (13) "Remaining Amortization Term" for any Mortgage Loan (other than Loan # _______ and Loan # ______ ) is calculated as the original amortization term of the related Mortgaged Loan (based upon such Mortgage Loan's original balance, interest rate and monthly payment) less the number of Due Dates from and including the first payment date to and including the Cut-off Date.

                  (14) The "Year Built" is based on information contained in deed records, appraisals, engineering surveys, architectural papers, title insurance, and/or other insurance policies.

                  (15) The "Year Renovated" is based upon information contained in the appraisal of the related Mortgaged Property; excepting, however, that the "Year Renovated" with respect to Loan # ______ , Loan # ______ , Loan # _______ and Loan #_________ was provided by

                  (16) All calculations of any applicable Lockout Period, Yield Maintenance Period or Prepayment Premium for a Mortgage Loan are determined based upon such Mortgage Loan's first scheduled payment date.


                  (17) [Certain loans [ ____ ] are secured by _______________
         Multifamily Properties], [while certain loans [ ] are secured by ___________ Congregate Care Properties.] The "Number of Units," "Units/SF," "Appraised Value," "Current Occupancy," "Underwritten NOI," "Underwritten Cash Flow," " _____ NOI," " _____ Cash Flow," "_____ NOI" and " ______ Cash Flow" for each such Mortgage Loan is the sum of the respective values for each Mortgaged Property securing such Mortgaged Loan.

                  (18) The Monthly Payments for each of Loan # ________ and Loan #______ are to be paid on the __________ of each month during the respective terms of such Mortgage Loans. The Cut-off Date Principal Balance for each such Mortgage Loan is the outstanding principal balance of such Mortgage Loan after the application of all Monthly Payments due on or before________________

                  (19) A "Lease Expiration Date" for Loan # _________ set forth for the Major Tenant of the related Mortgaged Property is the earliest expiration date of the two separate leases held by such Major Tenant. The "SF" and "Percent of Property" set forth are the sum of such values for all of the related Mortgaged Property leased by such Major Tenant pursuant to both such leases.

                  (20) [The Mortgaged Property securing Loan # _____ was constructed in two phases, with _______ of the _______ total units being constructed in _______ with the remaining units being constructed during the _____________.]

                  (21) "Weighted Average Maturity" means the weighted average of the Remaining Terms to Maturity of the Mortgage Loans.

                  (22) Due to rounding, percentages may not add to 100% and amounts may not add to the indicated total.

                                         Range of Cut-off Date Principal Balances


Range of               Number             Percent            Aggregate              Pct by              Weighted           Weighted
Cut-off                  of              by Number            Cut-off             Aggregate             Average             Average
Balances              Mortgage                                  Date             Cut-off Date           Mortgage            DSCR(X)
                       Loans                                 Principal            Principal               Rate
                                                              Balance              Balance













                                                       Range of Mortgage Rates


     Range of               Number        Percent             Aggregate              Pct by               Weighted        Weighted
     Mortgage                 of         by Number             Cut-off              Aggregate              Average         Average
       Rates               Mortgage                              Date                Cut-off              Mortgage          DSCR
                             Loans                            Principal               Date                  Rate
                                                               Balance              Principal
                                                                                     Balance















                                         Range of Remaining Term of Amortization (in Months)


     Range of              Number of              Percent       Aggregate              Pct by          Weighted      Weighted
     Remaining             Mortgage                 by           Cut-off              Aggregate         Average       Average
     Amort. (In              Loans                Number           Date                Cut-off         Mortgage       DSCR(x)
      Months)                                                   Principal               Date             Rate
                                                                 Balance              Principal
                                                                                       Balance















Wtd Avg. Term:

                                                       Range of Maturity Years

      Year of               Number          Percent             Aggregate              Pct by          Weighted       Weighted
     Maturity                 of           by Number             Cut-off              Aggregate         Average        Average
                           Mortgage                                Date                Cut-off         Mortgage        DSCR(x)
                             Loans                              Principal               Date             Rate
                                                                 Balance              Principal
                                                                                       Balance













                                                   Range of Loan Origination Years


      Year of              Number of         Percent             Aggregate              Pct by          Weighted       Weighted
    Origination            Mortgage         by Number             Cut-off              Aggregate         Average        Average
                             Loans                                  Date                Cut-off         Mortgage        DSCR(x)
                                                                 Principal               Date             Rates
                                                                  Balance              Principal
                                                                                        Balance











                                                            Range of LTVs


     Range of               Number           Percent             Aggregate           Pct by            Weighted          Weighted
        LTV               of Mortgage       by Number             Cut-off           Aggregate           Average           Average
                             Loans                                  Date             Cut-off           Mortgage           DSCR(x)
                                                                 Principal            Date               Rate
                                                                  Balance           Principal
                                                                                     Balance















Wtd Avg LTV: %


                                                           Range of DSCRs


     Range of               Number            Percent             Aggregate              Pct by           Weighted         Weighted
      DSCR(x)                 of             by Number             Cut-off              Aggregate          Average          Average
                           Mortgage                                  Date                Cut-off          Mortgage          DSCR(x)
                             Loans                                Principal               Date              Rate
                                                                                        Principal













Wtd Avg DSCR:






                                                    Year Built/Renovated


    Year Built/             Number            Percent             Aggregate              Pct by           Weighted         Weighted
     Renovated                of             by Number             Cut-off              Aggregate          Average          Average
                           Mortgage                                  Date                Cut-off          Mortgage          DSCR(x)
                             Loans                                Principal               Date              Rate
                                                                   Balance              Principal
                                                                                         Balance









                                                    Types of Mortgaged Properties


     Property        Number                Percent             Aggregate              Pct by         Weighted              Weighted
       Type            of                 by Number             Cut-off              Aggregate        Average               Average
                    Mortgage                                      Date                Cut-off        Mortgage               DSCR(x)
                      Loans                                    Principal               Date            Rate
                                                                Balance              Principal
                                                                                      Balance












                                  Geographic Distribution of the Mortgaged Properties


     Property        Number                Percent             Aggregate              Pct by         Weighted              Weighted
     Location          of                 by Number             Cut-off              Aggregate        Average               Average
                    Mortgage                                      Date                Cut-off        Mortgage               DSCR(x)
                      Loans                                    Principal               Date            Rate
                                                                Balance              Principal
                                                                                      Balance









Changes in Mortgage Pool Characteristics

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the close of business on the Cut-off Date, as adjusted for scheduled principal payments due on the Mortgage Loans on or before the Cut-off Date. Prior to the issuance of the Certificates, one or more Mortgage Loans may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates, unless including such mortgage loans would materially alter the characteristics of the Mortgage Pool as described herein. Accordingly, the range of Mortgage Rates and maturities, as well as the other characteristics of the Mortgage Loans constituting the Mortgage Pool at the time the Certificates are issued may vary from those described herein.

         A Current Report on Form 8-K (the "Form 8-K") will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within 15 days after the initial issuance of the Certificates. The Form 8-K will be available to the Certificateholders promptly after its filing. In the event that Mortgage Loans are removed from or added to the Mortgage Pool as set forth in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

REPRESENTATIONS AND WARRANTIES; REPURCHASE

         [Describe relevant representations and warranties.]

              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

         Prudential Securities Secured Financing Corporation, formerly known as P-B Secured Financing Corporation (the "Depositor"), was incorporated in the State of Delaware on _____________ as a wholly-owned, limited purpose finance subsidiary of Prudential Securities Group Inc. (a wholly-owned indirect subsidiary of The Prudential Insurance Company of America). The Depositor's principal executive offices are located at One Seaport Plaza, 28th Floor, New York, New York 10292. Its telephone number is (212) 214-1000, Attention, David Rodgers.

         The only obligations, if any, of the Depositor with respect to a Certificate will be pursuant to certain limited representations and warranties and limited undertakings to repurchase or substitute Mortgage Loans or Contracts under certain circumstances. The Depositor does not have, nor is it expected in the future to have, any significant assets.


         Neither the Depositor nor Prudential Securities Group Inc. nor any of its affiliates, including The Prudential Insurance Company of America, will insure or guarantee the Certificates of any Series.


                             MORTGAGE LOAN SELLERS

         The Depositor will purchase the Mortgage Loans to be included in the Mortgage Pool on or before _____________ from the Mortgage Loan Sellers pursuant to certain Mortgage Loan Purchase Agreements (collectively, the "Mortgage Loan Purchase Agreements," each to be dated on or before the Cut-Off Date, and each between the related Mortgage Loan Seller and the Depositor.

[Insert information regarding the Mortgage Loan Sellers.]


                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will consist of 17 Classes to be designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-EC Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K-1 Certificates, the Class K-2 Certificates, the Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates. Only the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates are offered hereby. The Pooling and Servicing Agreement will be included as part of the Form 8-K to be filed with the Commission within 15 days after the Closing Date. See "THE POOLING AND SERVICING AGREEMENT" herein and "DESCRIPTION OF

THE CERTIFICATES" and "SERVICING OF THE MORTGAGE LOANS" in the
Prospectus for more important additional information regarding the terms of the Pooling and Servicing Agreement and the Certificates.

         The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of: (i) the Mortgage Loans, all scheduled payments of interest and principal due after the Cut-off Date (whether or not received) and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed-in-lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection Account, the Distribution Account and any account established in connection with REO Properties (an "REO Account"); (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans; (v) the Depositor's rights and remedies under the _____ Mortgage Loan Purchase Agreement and the ________________ Mortgage Loan Purchase Agreement; and (vi) all of the mortgagee's right, title and interest in the Reserve Accounts.

         The Certificate Balance of any Class of Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The respective Certificate Balance of each Class of Certificates will in each case be reduced by amounts actually distributed on such Class that are allocable to principal and by any Realized Losses allocated to such Class. The Class A-EC and Class K-2 Certificates are interest only Certificates, have no Certificate Balances and are not entitled to distributions in respect of principal. The Class K-1 Certificates are principal only certificates and are not entitled to distributions in respect of interest.

DISTRIBUTIONS

         Method, Timing and Amount. Distributions on the Regular Certificates will be made on the _____ th day of each month or, if such day is not a Business Day, then on the next succeeding Business Day, commencing in _____________ (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs (the "Record Date"). Such distributions will be made
(i) by wire transfer of immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder (a) is DTC or its nominee or (b) provides the Trustee with wiring instructions no less than five Business Days prior to the related Record Date and is the registered owner of Certificates the aggregate Certificate Balance or Notional Balance of which is at least $5,000,000 or otherwise (ii) by check mailed to such Certificateholder. The "Class A-EC Notional Balance" as of any date is equal to the sum of the Class A-EC Notional Component A and the Certificate Balances of the Class B, Class C, Class D and Class E Certificates. The "Class K-2 Notional Balance" as of any date is equal to the Certificate Balance of the Class K-1 Certificates. The Class A-EC and Class K-2 Notional Balances are referred to herein generally as "Notional Balances." The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a Class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Regular Certificate is equal to the initial denomination thereof as of the Closing Date divided by the initial Certificate Balance (or, with respect to the Class A-EC and Class K-2 Certificates, the initial Class A-EC Notional Balance or initial Class K-2 Notional Balance) of the related Class.

         The aggregate distribution to be made on the Regular Certificates on any Distribution Date will equal the Available Funds. The "Available Funds" for a Distribution Date will be the sum of all previously undistributed Monthly Payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including Unscheduled Payments and Net REO Proceeds, if any) received by the Master Servicer in the related Collection Period, including all P&I Advances made by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, in respect of such Distribution Date, plus all other amounts required to be placed in the Collection Account by the Master Servicer pursuant to the Pooling and Servicing Agreement allocable to the Mortgage Loans, but excluding the following:

         (a) amounts permitted to be used to reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for previously unreimbursed Advances and interest thereon as described herein under "THE POOLING AND SERVICING AGREEMENT--Advances;"

         (b) those portions of each payment of interest which represent the applicable servicing compensation;

         (c) all amounts in the nature of late fees, late charges and similar fees, NSF check charges, loan modification fees, extension fees, loan service transaction fees, demand fees, beneficiary statement charges, assumption fees and similar fees, which the Master Servicer or the Special Servicer, as applicable, is entitled to retain as additional servicing compensation;

         (d) all amounts representing scheduled Monthly Payments due after the Due Date in the related Collection Period (such amounts to be treated as received on the Due Date when due);

         (e) that portion of (i) amounts received in connection with the liquidation of Specially Serviced Mortgage Loans, by foreclosure, trustee's sale or otherwise, (ii) amounts received in connection with a sale of a Specially Serviced Mortgage Loan or REO Property in accordance with the terms of the Pooling and Servicing Agreement,

(iii) amounts (other than Insurance Proceeds) received in connection with the taking of a Mortgaged Property by exercise of the power of eminent domain or condemnation ("Condemnation Proceeds"; clauses (i), (ii) and (iii) are collectively referred to as "Liquidation Proceeds") or (iv) proceeds of the insurance policies (to the extent such proceeds are not to be applied to the restoration of the property or released to the borrower in accordance with the normal servicing procedures of the Master Servicer or the related sub-servicer, subject to the terms and conditions of the related Mortgage and Note) ("Insurance Proceeds") with respect to a Mortgage Loan that represents any unpaid servicing compensation to which the Master Servicer or Special Servicer is entitled;

         (f) all amounts representing certain expenses reimbursable to the Master Servicer, the Special Servicer, the Trustee or the Fiscal Agent and other amounts permitted to be retained by the Master Servicer or the Special Servicer or withdrawn by the Master Servicer from the Collection Account pursuant to the terms of the Pooling and Servicing Agreement;

         (g) Prepayment Premiums received in the related Collection Period;

         (h) any interest or investment income on funds on deposit in the Collection Account or in Permitted Investments in which such funds may be invested; and

         (i) Default Interest received in the related Collection Period with respect to a Mortgage Loan that is in default with respect to its Balloon Payment.

         The "Monthly Payment" with respect to any Mortgage Loan for any Distribution Date (other than any REO Mortgage Loan) is the scheduled monthly payment of principal and interest, excluding any Balloon Payment, which is payable by the related borrower on the related Due Date. The Monthly Payment with respect to an REO Mortgage Loan for any Distribution Date is the monthly payment that would otherwise have been payable on the related Due Date had the related Note not been discharged (after giving effect to any extension or other modification), determined as set forth in the Pooling and Servicing Agreement.

         "Unscheduled Payments" are all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds payable under the Mortgage Loans, the Repurchase Price of any Mortgage Loans that are repurchased or purchased pursuant to the Pooling and Servicing Agreement and any other payments under or with respect to the Mortgage Loans not scheduled to be made, including Principal Prepayments, but excluding Prepayment Premiums.

         "Prepayment Premiums" are payments received on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which are intended to be a disincentive to prepayment.

         "Net REO Proceeds" with respect to any REO Property and any related Mortgage Loan are all revenues received by the Special Servicer with respect to such REO

Property or REO Mortgage Loan that do not constitute Liquidation Proceeds, net of any insurance premiums, taxes, assessments and other costs and expenses permitted to be paid from the related REO Account pursuant to the Pooling and Servicing Agreement.

         "Principal Prepayments" are payments of principal made by a borrower on a Mortgage Loan which are received in advance of the scheduled Due Date for such payments and which are not accompanied by an amount of interest representing the full amount of scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         The "Collection Period" with respect to a Distribution Date is the period beginning on the day following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the Distribution Date occurring in _______, on the day after the Cut-off Date) and ending on the Determination Date in the month in which such Distribution Date occurs.

         "Determination Date" means the __th day of any month, or if such __th day is not a Business Day, the Business Day immediately preceding such __th day, commencing on ______________.

         "Default Interest" with respect to any Mortgage Loan is interest accrued on such Mortgage Loan at the excess of the Default Rate over the Mortgage Rate.

         The "Default Rate" with respect to any Mortgage Loan is the annual rate at which interest accrues on such Mortgage Loan following any event of default on such Mortgage Loan including a default in the payment of a Monthly Payment or a Balloon Payment.

         Priorities. As used below in describing the priorities of distribution of Available Funds for each Distribution Date, the terms set forth below will have the following meanings.

         "Class Interest Distribution Amount" with respect to any Distribution Date and any of the P&I Certificates will equal interest for the related Interest Accrual Period at the applicable Pass-Through Rate for such Class of Certificates for such Interest Accrual Period on the Certificate Balance of such Class. With respect to any Distribution Date and the Class A-EC Certificates, the "Class Interest Distribution Amount" will equal for any Distribution Date, the Class A-EC Excess Interest. The Class K-1 Certificates are principal only Certificates and have no Class Interest Distribution Amount. With respect to any Distribution Date and the Class K-2 Certificates, the "Class Interest Distribution Amount" will equal the product of the Class K-2 Pass-Through Rate and the Class K-2 Notional Balance. For purposes of determining any Class Interest Distribution Amount, any distributions in reduction of Certificate Balance (and any resulting reductions in Notional Balance) as a result of allocations of Realized Losses on the Distribution Date occurring in such Interest Accrual Period will be deemed to have been made as of the first day of such Interest Accrual Period. Notwithstanding the foregoing, the Class Interest Distribution Amount for each Class of Certificates otherwise calculated as described above will be reduced by such Class's pro rata share of any Prepayment

Interest Shortfall not offset by Prepayment Interest Surplus, the Servicing Fee and, if the Master Servicer and the Special Servicer are the same person, the Special Servicing Fee with respect to such Distribution Date (pro rata according to each respective Class's Class Interest Distribution Amount determined without regard to this sentence).

         "Class A-EC Excess Interest" with respect to any Distribution Date is an amount equal to the Class A-EC Pass-Through Rate multiplied by the Class A-EC Notional Balance.

         "Class A-EC Notional Balance" means, as of any date of determination, an amount equal to the sum of (i) the Class A-EC Notional Component A and (ii) the Certificate Balances of the Class B, Class C, Class D and Class E Certificates.

         "Class A-EC Notional Component A" means, as of any date of determination, an amount equal to the sum of the Certificate Balances of the Class A-1, Class A-2 and Class A-3 Certificates.

         ["Class A-EC Pass-Through Rate" with respect to any Interest Accrual Period is a per annum rate equal to a fraction, the numerator of which is the sum of (i) the excess of the Weighted Average Unmodified Net Mortgage Rate over the weighted averages of the Pass-Through Rates of the Class A-1, Class A-2 and Class A-3 Certificates (weighted in each case on the basis of a fraction equal to the Certificate Balance of each such Class of Certificates divided by the Class A-EC Notional Component A as of the first day of such Interest Accrual Period) multiplied by the A-EC Notional Component A, (ii) the Class B Strip multiplied by the Class B Certificate Balance as of the first day of such Interest Accrual Period, (iii) the Class C Strip multiplied by the Class C Certificate Balance as of the first day of such Interest Accrual Period, (iv) the Class D Strip multiplied by the Class D Certificate Balance as of the first day of such Interest Accrual Period, and (v) the Class E Strip multiplied by the Class E Certificate Balance as of the first day of such Interest Accrual Period, and the denominator of which is the Class A-EC Notional Balance as of the first day of such Interest Accrual Period.]

         "Prepayment Interest Shortfall" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period is the amount by which
(i) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment exceeds (ii) the amount of interest received from the related borrower in respect of such Mortgage Loan during such Collection Period. Such shortfall may result because interest on a Principal Prepayment is paid by the related borrower only to the date of prepayment or because no interest is paid on a Principal Prepayment, to the extent that such Principal Prepayment is applied to reduce the principal balance of the related Mortgage Loan as of the Due Date preceding the date of prepayment. Prepayment Interest Shortfalls with respect to each Distribution Date (to the extent not offset as provided in the following two sentences) will be allocated to each Class of Certificates pro rata based on such Class's Class Interest Distribution Amount (without taking into account the amount of Prepayment Interest Shortfalls to such Class on such Distribution Date) for such Distribution Date. The amount of any Prepayment Interest Shortfall with respect to any Distribution Date will be offset by the Master Servicer first by the amount of any Prepayment Interest Surplus and then up to an amount equal to the aggregate Servicing Fees to which the Master Servicer would otherwise be entitled on such Distribution Date. If the Master Servicer and the Special Servicer are the same person, any remaining Prepayment Interest Shortfall after the application of the prior sentence will be offset by the aggregate Special Servicing Fees to which the Special Servicer would otherwise be entitled to on such Distribution Date.

         "Prepayment Interest Surplus" with respect to any Distribution Date and any Mortgage Loan as to which a Principal Prepayment was made by the related borrower during the related Collection Period is the amount by which
(i) the amount of interest received from the related borrower in respect of such Mortgage Loan during such Collection Period exceeds (ii) 30 full days of interest at the related Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan in respect of which interest would have been due in the absence of such Principal Prepayment on the Due Date next succeeding the date of such Principal Prepayment. The Master Servicer will be entitled to retain any Prepayment Interest Surplus as additional servicing compensation to the extent not required to offset Prepayment Interest Shortfalls as described in the preceding paragraph.

         The "Pass-Through Rate" for any Class of Regular Certificates is the per annum rate at which interest accrues on the Certificates of such Class during any Interest Accrual Period. The Pass-Through Rate on the Class A-1, Class A-2 and Class A-3 Certificates during any Interest Accrual Period will be ____%, ____% and ____%, respectively. The Pass-Through Rate on the Class A-EC Certificates during any Interest Accrual Period will be the Class A-EC Pass-Through Rate. [The Pass-Through Rate on the Class B Certificates during any Interest Accrual Period will be equal to the Weighted Average Unmodified Net Mortgage Rate less the Class B Strip. The Pass-Through Rate on the Class C Certificates during any Interest Accrual Period will be equal to the Weighted Average Unmodified Net Mortgage Rate less the Class C Strip. The Pass-Through Rate on the Class D Certificates during any Interest Accrual Period will be equal to the Weighted Average Unmodified Net Mortgage Rate less the Class D Strip. The Pass-Through Rate on the Class E Certificates during any Interest Accrual Period will be equal to the Weighted Average Unmodified Net Mortgage Rate less the Class E Strip. The Pass-Through Rate on the Class F, Class G, Class H, Class J and Class K-2 Certificates during any Interest Accrual Period will be equal to the Weighted Average Unmodified Net Mortgage Rate.] The Class K-1 Certificates are principal only certificates and are not entitled to distributions in respect of interest.

         [The "Class B Strip" is a rate per annum equal to -----%.]

         [The "Class C Strip" is a rate per annum equal to -----%.]

         [The "Class D Strip" is a rate per annum equal to -----%.]

         [The "Class E Strip" is a rate per annum equal to -----%.]

         The "Weighted Average Net Mortgage Rate" for any Interest Accrual Period is a per annum rate equal to the weighted average of the Net Mortgage Rates as of the first day of such Interest Accrual Period. The "Net Mortgage Rate" for each Mortgage Loan, is the Mortgage Rate for such Mortgage Loan (in the absence of a default) minus the Servicing Fee Rate.

         The "Weighted Average Unmodified Net Mortgage Rate" for any Interest Accrual Period is a per annum rate equal to the weighted average of the Unmodified Net Mortgage Rates as of the first day of such Interest Accrual Period. The "Unmodified Net Mortgage Rate" for each Mortgage Loan, is the Net Mortgage Rate for such Mortgage Loan as of the Cut-off Date, [except that with respect to Loan # _____, the Unmodified Net Mortgage Rate for such Mortgage Loan will be adjusted on the date such Mortgage Loan's interest rate resets under the terms of the related Mortgage Loan documents to the Net Mortgage Rate for such Mortgage Loan after giving effect to the interest rate reset.]

         The "Interest Accrual Period" with respect to any Distribution Date is the calendar month preceding the month in which such Distribution Date occurs. Interest for each Interest Accrual Period is calculated based on a 360-day year consisting of twelve 30-day months.

         "Class Interest Shortfall" means on any Distribution Date for any Class of Certificates, the excess, if any, of the amount of interest required to be distributed to the holders of such Class of Certificates on such Distribution Date over the amount of interest actually distributed to such holders. No interest will accrue on unpaid Class Interest Shortfalls.

         The "Pooled Principal Distribution Amount" for any Distribution Date will be equal to the sum of (without duplication):

         (i) the principal component of all scheduled Monthly Payments (other than Balloon Payments) that become due (regardless of whether received) on the Mortgage Loans during the related Collection Period;

         (ii) the principal component of all Assumed Scheduled Payments, as applicable, deemed to become due (regardless of whether received) during the related Collection Period with respect to any Balloon Loan that is delinquent in respect of its Balloon Payment;

         (iii) the Scheduled Principal Balance of each Mortgage Loan that was, during the related Collection Period, repurchased from the Trust Fund in connection with the breach of a representation or warranty as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" or purchased from the Trust Fund as described herein under "DESCRIPTION OF THE MORTGAGE POOL--Early Termination" and "--Auction;"

         (iv) the portion of Unscheduled Payments allocable to principal of any Mortgage Loan that was liquidated during the related Collection Period;

         (v) the principal component of all Balloon Payments received during the related Collection Period;

         (vi) all other Principal Prepayments received in the related Collection Period; and

         (vii) any other full or partial recoveries in respect of principal, including Insurance Proceeds, Liquidation Proceeds, Condemnation Proceeds and Net REO Proceeds.

         The "Assumed Scheduled Payment" is an amount deemed due in respect of
(i) any Mortgage Loan that is delinquent in respect of its Balloon Payment and
(ii) any REO Mortgage Loan, which will be equal to the Monthly Payment that would have been due on the Mortgage Loan in accordance with the terms of the related Note if (a) the maturity date for such Mortgage Loan had not occurred,
(b) the related Mortgaged Property had not become an REO Property, such Mortgage Loan was still outstanding and no acceleration of the Mortgage Loan had occurred, and (c) in the case of any Mortgage Loan that provided for amortization of principal prior to its maturity date, principal continued to amortize on the same amortization schedule.

         An "REO Mortgage Loan" is any Mortgage Loan as to which the related Mortgaged Property has become an REO Property.

         On each Distribution Date, holders of each Class of Certificates will receive distributions, up to the amount of Available Funds, in the amounts and in the order of priority (the "Available Funds Allocation") set forth below:

         (i) First, to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-EC Certificates, pro rata in accordance with the Class Interest Distribution Amount of each, up to an amount equal to the Class Interest Distribution Amount of each such Class for such Distribution Date;

         (ii) Second, to the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-EC Certificates, pro rata in accordance with the Class Interest Shortfall of each, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (iii) Third, to the Class A-1 Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

         (iv) Fourth, after the Certificate Balance of the Class A-1 Certificates has been reduced to zero, to the Class A-2 Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

         (v) Fifth, after the Certificate Balance of the Class A-2 Certificates has been reduced to zero, to the Class A-3 Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date, until the Certificate Balance thereof is reduced to zero;

         (vi) Sixth, to the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates, pro rata, based upon the unreimbursed amounts of Realized Losses, of each such class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (vii) Seventh, to the Class B Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (viii) Eighth, to the Class B Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (ix) Ninth, after the Certificate Balance of the Class A-3 Certificates has been reduced to zero, to the Class B Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (x) Tenth, to the Class B Certificates, for the unreimbursed amounts of Realized Losses of such class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xi) Eleventh, to the Class C Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xii) Twelfth, to the Class C Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xiii) Thirteenth, after the Certificate Balance of the Class B Certificates has been reduced to zero, to the Class C Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xiv) Fourteenth, to the Class C Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xv) Fifteenth, to the Class D Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xvi) Sixteenth, to the Class D Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xvii) Seventeenth, after the Certificate Balance of the Class C Certificates has been reduced to zero, to the Class D Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xviii) Eighteenth, to the Class D Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xix) Nineteenth, to the Class E Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xx) Twentieth, to the Class E Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xxi) Twenty-First, after the Certificate Balance of the Class D Certificates has been reduced to zero, to the Class E Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xxii) Twenty-Second, to the Class E Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xxiii) Twenty-Third, to the Class F Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xxiv) Twenty-Fourth, to the Class F Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xxv) Twenty-Fifth, after the Certificate Balance of the Class E Certificates has been reduced to zero, to the Class F Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xxvi) Twenty-Sixth, to the Class F Certificates, for the unreimbursed amounts of Realized Losses, of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xxvii) Twenty-Seventh, to the Class G Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xxviii) Twenty-Eighth, to the Class G Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xxix) Twenty-Ninth, after the Certificate Balance of the Class F Certificates has been reduced to zero, to the Class G Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xxx) Thirtieth, to the Class G Certificates, for the unreimbursed amounts of Realized Losses of such class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xxxi) Thirty-First, to the Class H Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xxxii) Thirty-Second, to the Class H Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xxxiii) Thirty-Third, after the Certificate Balance of the Class G Certificates has been reduced to zero, to the Class H Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xxxiv) Thirty-Fourth, to the Class H Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xxxv) Thirty-Fifth, to the Class J Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xxxvi) Thirty-Sixth, to the Class J Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xxxvii) Thirty-Seventh, after the Certificate Balance of the Class H Certificates has been reduced to zero, to the Class J Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xxxviii) Thirty-Eighth, to the Class J Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses;

         (xxxix) Thirty-Ninth, to the Class K-2 Certificates, up to an amount equal to the Class Interest Distribution Amount of such Class for such Distribution Date;

         (xl) Fortieth, to the Class K-2 Certificates, up to an amount equal to the aggregate unpaid Class Interest Shortfalls previously allocated to such Class on any previous Distribution Dates and not paid;

         (xli) Forty-First, after the Certificate Balance of the Class J Certificates has been reduced to zero, to the Class K-1 Certificates, in reduction of the Certificate Balance thereof, the Pooled Principal Distribution Amount for such Distribution Date less the portion thereof distributed on such Distribution Date pursuant to any preceding clause, until the Certificate Balance thereof is reduced to zero;

         (xlii) Forty-Second, to the Class K-1 Certificates, for the unreimbursed amounts of Realized Losses of such Class, if any, up to an amount equal to the aggregate of such unreimbursed Realized Losses; and

         (xliii) Forty-Third, any remaining funds shall be distributed to the Residual Certificates.

         All references to pro rata in the preceding clauses shall mean pro rata based on the amount distributable pursuant to such clause.

         Additional Master Servicer or Special Servicer compensation, interest on Advances, extraordinary expenses of the Trust Fund and other similar items will create a shortfall in Available Funds, which generally will result in a Class Interest Shortfall for the most subordinate Class then outstanding.

         Distributions of Principal on the Class A-1, Class A-2 and Class A-3 Certificates. Notwithstanding anything to the contrary herein or in the Pooling and Servicing Agreement, on each Distribution Date prior to the earlier of (i) the Senior Principal Distribution Cross-Over Date and (ii) the final Distribution Date in connection with the termination of the Trust Fund, all distributions of principal to the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates will be paid, first, to holders of the Class A-1 Certificates until the Certificate Balance of such Certificates is reduced to zero, second, to holders of the Class A-2 Certificates until the Certificate Balance of such Certificates is reduced to zero, and thereafter, to holders of the Class A-3 Certificates, until the Certificate Balance of such Certificates is reduced to zero. On each Distribution Date on and after the Senior Principal Distribution Cross-Over Date, and in any event on the final Distribution Date in connection with the termination of the Trust Fund, distributions of principal on the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates will be paid to holders of such three Classes of Certificates, pro rata in accordance with their respective Certificate Balances outstanding immediately prior to such Distribution Date, until the Certificate Balance of each such Class of Certificates is reduced to zero.

         The "Senior Principal Distribution Cross-Over Date" will be the first Distribution Date as of which the aggregate Certificate Balance of the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates outstanding immediately prior thereto exceeds the sum of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans that will be outstanding immediately following such Distribution Date and (ii) the portion of the Available Distribution Amount for such Distribution Date that will remain after the distribution of interest to be made on the Class A-1, Class A-2 and Class A-3 Certificates on such Distribution Date has been made.

         Prepayment Premiums. All but _________ of the Mortgage Loans generally provide that a prepayment be accompanied by the payment of a Prepayment Premium for all or a portion of the period during which such prepayments are permitted.

         Any Prepayment Premiums calculated with reference to a yield maintenance formula ("Yield Maintenance Charges") received in the related Collection Period will be distributed as follows:

         (a) First, until the later to occur of (i) [ _________ ] and (ii) the date on which the Class A- EC Notional Balance is reduced to zero, the Yield Maintenance Charges will be distributed to the holders of the Offered Certificates outstanding on such Distribution Date, in the following amounts and order of priority:

         (i) to each of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificates, an amount equal to the product of
(A) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all Classes of Certificates on such Distribution Date, (B) the Base Interest Fraction for the related principal payment and such Class of Offered Certificates and (C) the aggregate amount of Yield Maintenance Charges collected on such principal prepayment during the related Collection Period; and

         (ii) any remaining Prepayment Premiums following the distribution in clause (i) immediately above, to the Class A-EC Certificates; and

         (b) Second, after the last to occur of (i) _______________ and (ii) the date on which the Class A-EC Notional Balance is zero, and for so long as the Class F Certificates are still outstanding, the Yield Maintenance Charges will be distributed as follows:

         (i) to the Class F Certificates, an amount equal to the product of (A) the Base Interest Fraction for the related principal payment and the Class F Certificates and (B) the aggregate amount of Yield Maintenance Charges collected on such principal prepayment during the related Collection Period; and

         (ii) any remaining Prepayment Premiums following the distribution in clause (i) immediately above, shall be retained by the Master Servicer as additional servicing compensation.

         (c) Thereafter, Yield Maintenance Charges shall be retained by the Master Servicer as additional servicing compensation.

         Any Prepayment Premiums that are not Yield Maintenance Charges received in the related Collection Period will be distributed as follows:

         (a) First, until the last to occur of (i) _______________ and (ii) the date on which the A-EC Notional Balance is reduced to zero, the Prepayment Premiums that are not Yield Maintenance Charges will be distributed to the holders of the Class A-EC Certificates; and

         (b) thereafter, the Prepayment Premiums that are not Yield Maintenance Charges will be retained by the Master Servicer as additional servicing compensation.

         The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan and with respect to any Class of Offered Certificates is a fraction (A) the numerator of which is the greater of (x) zero and (y) the difference between the Pass-Through Rate on such Class of Offered Certificates and the discount rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment and (B) the denominator of which is the difference between the Mortgage Rate on the related Mortgage Loan and the discount rate used in calculating the Yield Maintenance Charge with respect to such Principal Prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If the discount rate used in calculating the Yield Maintenance Charge with respect to any Principal Prepayment is greater than the Mortgage Rate on the related Mortgage Loan, then the Base Interest Fraction shall equal zero.

         Notwithstanding the foregoing, Prepayment Premiums will be distributed on any Distribution Date only to the extent they are received in respect of the Mortgage Loans in the related Collection Period.

         Default Interest with Respect to Balloon Payments. Default Interest received with respect to a Mortgage Loan that is in default with respect to its Balloon Payment will be distributed on such Distribution Date to the holders of the Class of Certificates that is entitled to distributions in respect of principal on such Distribution Date; provided that if more than one Class of Certificates is entitled to distributions in respect of principal on such Distribution Date, the amount of such Default Interest will be allocated among such Classes pro rata in accordance with their respective Certificate Balances immediately prior to said Distribution Date.

         Realized Losses. The Certificate Balance of the Regular Certificates (other than the Class A-EC and Class K-2 Certificates) will be reduced without distribution on any Distribution Date as a write-off to the extent of any Realized Loss with respect to such

Distribution Date. As referred to herein, the "Realized Loss" with respect to any Distribution Date will mean the amount, if any, by which (i) the aggregate Certificate Balance after giving effect to distributions made on such Distribution Date exceeds (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Due Date in the month in which such Distribution Date occurs. Any such write-offs will be applied to the Classes of Certificates in the following order, until each is reduced to zero: first, to the Class K-1 Certificates, second, to the Class J Certificates, third, to the Class H Certificates, fourth, to the Class G Certificates, fifth, to the Class F Certificates, sixth, to the Class E Certificates, seventh, to the Class D Certificates, eighth, to the Class C Certificates, ninth, to the Class B Certificates and finally to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata in accordance with their respective Certificate Balances immediately prior to said Distribution Date. Any amounts recovered in respect of any amounts previously written off as Realized Losses will be distributed to the Classes of Certificates in reverse order of allocation of Realized Losses thereto. Realized Losses allocated to the Class K-1 Certificates will reduce the Class K-2 Notional Balance. Realized Losses allocated to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Certificates will reduce the Class A-EC Notional Balance.

         Notwithstanding anything to the contrary contained herein or in the Pooling and Servicing Agreement, the aggregate amount distributable to each Class will be reduced by the aggregate amount paid of any indemnification payments made to any person under the Pooling and Servicing Agreement, such reduction to be allocated among such Classes pro rata, based upon the respective amounts so distributable without taking into account the provision of this paragraph. Such reduction amounts otherwise distributable to a Class shall be allocated first in respect of interest and second in respect of principal. For purposes of determining Class Interest Shortfalls and Certificate Balances, the amount of any such reduction so allocated to a Class shall be deemed to have been distributed to such Class. See "SERVICING OF THE MORTGAGE LOANS--Certain Matters With Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor" in the Prospectus.

         The "Scheduled Principal Balance" of any Mortgage Loan as of any Due Date will be the principal balance of such Mortgage Loan as of such Due Date, after giving effect to (i) any Principal Prepayments, non- premium prepayments or other unscheduled recoveries of principal and any Balloon Payments received during the related Collection Period and (ii) any payment in respect of principal, if any, due on or before such Due Date (other than a Balloon Payment, but including the principal portion of any Assumed Scheduled Payment, if applicable), irrespective of any delinquency in payment by the borrower. The Scheduled Principal Balance of any REO Mortgage Loan is equal to the principal balance thereof outstanding on the date that the related Mortgaged Property became an REO Property minus any Net REO Proceeds allocated to principal on such REO Mortgage Loan and reduced by the principal component of Monthly Payments due thereon on or before such Due Date. With respect to any Mortgage Loan, from and after the date on which the Master Servicer makes a determination that it has recovered all amounts that it reasonably expects to be finally recoverable (a "Final Recovery Determination"), the Scheduled Principal Balance thereof will be zero.

SCHEDULED FINAL DISTRIBUTION DATE

         The "Scheduled Final Distribution Date" with respect to any Class of Certificates is the Distribution Date on which the aggregate Certificate Balance or aggregate Notional Balance, as the case may be, of such Class of Certificates would be reduced to zero based on the assumptions set forth below. Such Distribution Date shall in each case be as follows:

                                       Scheduled
       Class Designation               Final Distribution Date
=======================================================================
Class A-1...........................   __________________________
-----------------------------------------------------------------------
Class A-2...........................   __________________________
-----------------------------------------------------------------------
Class A-3...........................   __________________________
-----------------------------------------------------------------------
Class A-EC..........................   __________________________
-----------------------------------------------------------------------
Class B.............................   __________________________
-----------------------------------------------------------------------
Class C.............................   __________________________
-----------------------------------------------------------------------
Class D.............................   __________________________
-----------------------------------------------------------------------
Class E.............................   __________________________
-----------------------------------------------------------------------
Class F.............................   __________________________
-----------------------------------------------------------------------
Class G.............................   __________________________
-----------------------------------------------------------------------
Class H.............................   __________________________
-----------------------------------------------------------------------
Class J.............................   __________________________
-----------------------------------------------------------------------
Class K-1...........................   __________________________
-----------------------------------------------------------------------
Class K-2...........................   __________________________
=======================================================================

         The Scheduled Final Distribution Dates set forth above (the "Scheduled Final Distribution Dates") were calculated without regard to any delays in the collection of Balloon Payments and without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Certificates may be later, and could be substantially later, than the related Scheduled Final Distribution Date(s).

         In addition, the Scheduled Final Distribution Dates set forth above were calculated assuming no prepayments (involuntary or voluntary), no Auction, no Early Termination, no defaults, no modifications and no extensions. Since the rate of payment (including prepayments) of the Mortgage Loans can be expected to exceed the scheduled rate of payments, and could exceed such scheduled rate by a substantial amount, the actual final Distribution Date for one or more Classes of the Certificates may be earlier, and could be substantially earlier, than the related scheduled Final Distribution Date(s). The rate of payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing level of interest rates and other economic factors, and no assurance can be given as to actual payment experience.

SUBORDINATION

         As a means of providing a certain amount of protection to the holders of the Senior Certificates against losses associated with delinquent and defaulted Mortgage Loans, the rights of the holders of the Subordinate Certificates to receive distributions of interest and principal, as applicable, will be subordinated to such rights of the holders of the Senior Certificates. Each Class of the Regular Certificates with a lower class designation will likewise be protected by the subordination of all Classes of Certificates with yet lower Class designations. This subordination will be effected in two ways:
(i) by the preferential right of the holders of a Class of Certificates to receive on any Distribution Date the amounts of interest and principal, as applicable, distributable in respect of such Certificates on such date prior to any distribution being made on such Distribution Date in respect of any Classes of Certificates subordinate thereto and (ii) by the allocation of Realized Losses, first, to the Class K-1 Certificates, second, to the Class J Certificates, third, to the Class H certificates, fourth, to the Class G Certificates, fifth, to the Class F Certificates, sixth, to the Class E Certificates, seventh, to the Class D Certificates, eighth, to the Class C Certificates, ninth, to the Class B Certificates, and, finally, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, in each case in reduction of the Certificate Balance of such Class until the Certificate Balance thereof is reduced to zero. In addition, each Class of Regular Certificates will have the benefit of subordination of the Residual Certificates to the extent of any distributions to which the Residual Certificates would otherwise be entitled. No other form of credit enhancement will be available for the benefit of the holders of the Offered Certificates.

ADDITIONAL RIGHTS OF THE RESIDUAL CERTIFICATES

         The Residual Certificates will remain outstanding for as long as the Trust Fund exists. Holders of the Residual Certificates are not entitled to distributions in respect of principal, interest or Prepayment Premiums. Holders of the Residual Certificates are not expected to receive any distributions until after the Certificate Balances of all other Classes of Certificates have been reduced to zero and only to the extent of any Available Funds remaining on any Distribution Date and any remaining assets of the REMICs, if any, on the final Distribution Date for the Certificates, after distributions in respect of any accrued but unpaid interest on the Certificates and after distributions in reduction of principal balance have reduced the principal balances of the Certificates to zero.

         A holder of a greater than 50% Percentage Interest of the Class R-III Certificates may, under certain circumstances, purchase the remaining assets of the Trust Fund, thereby effecting the termination of the Trust REMICs. See "--Early Termination" herein.

EARLY TERMINATION

         The holder of the Class R-I Certificates representing greater than a 50% Percentage Interest of the Class R-I Certificates, and, if such holder does not exercise its option, the Master Servicer and the Depositor, will have the option to purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, and thereby effect termination of the Trust Fund and early retirement of the then outstanding Certificates, on any Distribution Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans remaining in the Trust Fund is less than ____% of the aggregate principal balance of such Mortgage Loans as of the Cut-off Date. The purchase price payable upon the exercise of such option on such a Distribution Date will be an amount equal to not less than the greater of (i) the sum of (A) 100% of the outstanding principal balance of each Mortgage Loan included in the Trust Fund as of the last day of the month preceding such Distribution Date (less any Advances previously made on account of principal); (B) the fair market value of all other property included in the Trust Fund as of the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date; (C) all unpaid interest accrued on such principal balance of each such Mortgage Loan (including any Mortgage Loan as to which title to the related Mortgaged Property has been acquired) at the Mortgage Rate to the last day of the month preceding such Distribution Date (less any Advances previously made on account of interest); and (D) unreimbursed Advances with interest thereon at the Advance Rate, unpaid servicing compensation and unpaid Trust Fund expenses; or
(ii) the aggregate fair market value of the Mortgage Loans, and all other property acquired in respect of any Mortgage Loan in the Trust Fund, on the last day of the month preceding such Distribution Date, as determined by an independent appraiser as of a date not more than 30 days prior to the last day of the month preceding such Distribution Date, together with one month's interest thereon at the related Mortgage Rate plus disposition expenses. See "--Additional Rights of the Residual Certificates" herein.





[AUCTION

         On each of (i) the Distribution Date occurring in [September] of each year from and including ___________ and (ii) any date after the Distribution Date occurring in _____ on which the Trustee receives an unsolicited bona fide offer to purchase all (but not less than all) of the Mortgage Loans (each, an "Auction Valuation Date"), the Trustee will request that four independent financial advisory or investment banking or investment brokerage firms nationally recognized in the field of real estate analysis and reasonably acceptable to the Master Servicer provide the Trustee with an estimated value at which the Mortgage Loans and all other property acquired in respect of any Mortgage Loan in the Trust Fund could be sold pursuant to an auction. If the average of the three highest such estimates received equals or exceeds the aggregate amount of the Certificate Balances of all Certificates outstanding on the Auction Valuation Date, plus unpaid interest thereon, the anticipated Auction Fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust Fund expenses, the Trustee will conduct an auction of the Mortgage Loans. The Trustee will, in such case, appoint an auction agent to solicit offers from prospective purchasers, who must meet certain requirements described in the Pooling and Servicing Agreement, to purchase all (but not less than all) of the Mortgage Loans and such property, for a price not less than an amount equal to the aggregate amount of the Certificate Balances of all Certificates outstanding as of the close of business on the closing date (the "Auction Closing Date"), plus unpaid interest thereon, the Auction Fees, unpaid servicing compensation, unreimbursed Advances (together with interest thereon at the Advance Rate) and unpaid Trust Fund expenses (the "Minimum Auction Price"). The Auction Closing Date shall be no earlier than the Distribution Date in_________________ . In determining the aggregate Certificate Balances of all Certificates, all Certificates owned by or on behalf of the Depositor, a property manager, the Master Servicer, the Special Servicer, the Trustee, a borrower or any affiliate thereof will be included.

         If the Trustee receives no bids that are qualified pursuant to the terms of the Pooling and Servicing Agreement, the Trust Fund will not be terminated pursuant to these auction procedures. If the Trustee receives qualified bids, the Trustee will accept the highest of such bids, notify the Depositor, the Master Servicer and the Special Servicer of the adoption of a plan of complete liquidation and will sell the Mortgage Loans and such property to the successful bidder on or before the Remittance Date immediately preceding the third Distribution Date following the Auction Valuation Date (or such later Distribution Date determined by the auction agent appointed in accordance with the immediately preceding paragraph), but, in either event, no later than the Distribution Date which immediately precedes the date which is 90 days following the date of adoption of a plan of complete liquidation by the Trustee. Such sale will effect a termination of the Trust Fund and an early retirement of the then outstanding Certificates. The Trustee will be entitled to be reimbursed from the Collection Account for expenses that it or any auction agent incurs in connection with an auction, including all fees and reasonable expenses of legal counsel and other professionals ("Auction Fees").

         Any auction will be conducted in accordance with auction procedures to be developed by the auction agent in connection with such auction, provided that such procedures will include at a minimum provisions substantially to the effect that: (i) no due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans may be conducted by any bidder prior to being notified that it has submitted the highest bid; (ii) the auction agent is entitled to require that the highest bidder provide a non-refundable good faith deposit sufficient to reimburse the Trustee and the auction agent for all expenses in connection with the evaluation of such bid and in connection with such highest bidder's due diligence; (iii) each bidder may be required to enter into a confidentiality agreement with the Master

Servicer, the Special Servicer, the auction agent and the Trustee prior to being permitted to conduct due diligence; (iv) borrowers on any of the Mortgage Loans will be prohibited from submitting bids; and (v) in the event that the highest bidder withdraws, the next highest bidder will be permitted to conduct due diligence of the Master Servicer's, the Special Servicer's or the Trustee's records with respect to the Mortgage Loans as if it were the highest bidder.]

DELIVERY, FORM AND DENOMINATION

         Book-Entry Certificates. No Person acquiring a Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class F Certificate (each such Certificate, a "Book-Entry Certificate") will be entitled to receive a physical certificate representing such Certificate, except under the limited circumstances described below. Absent such circumstances, the Book-Entry Certificates will be registered in the name of a nominee of DTC and beneficial interests therein will be held by investors ("Beneficial Owners") through the book-entry facilities of DTC, as described herein, in denominations of $100,000 initial Certificate Balance or Notional Balance and integral multiples of ______ in excess thereof, except one certificate of each such Class may be issued that represents a different initial Certificate Balance or Notional Balance to accommodate the remainder of the initial Certificate Balance or Notional Balance of such Class. The Depositor has been informed by DTC that its nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the Book-Entry Certificates.

         No Beneficial Owner of a Book-Entry Certificate will be entitled to receive a definitive Certificate (a "Definitive Certificate") representing such person's interest in the Book-Entry Certificates, except as set forth below. Unless and until Definitive Certificates are issued to Beneficial Owners in respect of the Book-Entry Certificates under the limited circumstances described herein, all references to actions taken by Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to actions taken by DTC upon instructions from its participants, and all references herein to distributions, notices, reports and statements to Certificateholders or holders will, in the case of the Book-Entry Certificates, refer to distributions, notices, reports and statements to DTC or Cede & Co., as the case may be, for distribution to Beneficial Owners in accordance with DTC procedures. DTC may discontinue providing its services as securities depository with respect to the Book-Entry Certificates at any time by giving reasonable notice to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. The Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with DTC as the authorized representative of the Beneficial Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders under the Pooling and Servicing Agreement.

         The Depository Trust Company. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the

Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and to facilitate the clearance and settlement of securities transactions among Participants through electronic computerized book-entry charges in Participants' accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers (including the Underwriters), banks, trust companies and clearing corporations and certain other organizations. The Rules applicable to DTC and its participants are on file with the Securities and Exchange Commission. Indirect access to the DTC system also is available to banks, brokers, dealers, trust companies and other institutions that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"). DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc.

         Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each Beneficial Owner is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Book-Entry Certificates are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Certificates except in the event that use of the book-entry system for the Book-Entry Certificates is discontinued. Neither the Certificate Registrar nor the Trustee will have any responsibility to monitor or restrict the transfer of ownership interests in Book-Entry Certificates through the book-entry facilities of DTC.

         To facilitate subsequent transfers, all Book-Entry Certificates deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Book-Entry Certificates with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Book-Entry Certificates are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers. Beneficial Owners will not be recognized as Certificateholders, as such term is used in the Pooling and Servicing Agreement, by the Trustee or any paying agent (each, a "Paying Agent") appointed by the Trustee. Beneficial Owners will be permitted to exercise the rights of Certificateholders only indirectly through DTC and its Participants.

         Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to such Book-Entry Certificates, may be limited due to lack of a definitive Certificate for such Book-Entry Certificates. In addition, under a book-entry format, Beneficial Owners may experience delays in their receipt of payments, since distributions will be made by the Trustee or a Paying Agent on behalf of the Trustee to Cede & Co., as nominee for DTC.

         Neither DTC nor Cede & Co. will consent or vote with respect to the Book-Entry Certificates. Under its usual procedures, DTC mails an Omnibus Proxy to the Trustee as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on that record date (identified in a listing attached to the Omnibus Proxy). DTC may take conflicting actions with respect to Percentage Interests or Voting Rights to the extent that Participants whose holdings of Book-Entry Certificates evidence such Percentage Interests or Voting Rights authorize divergent action.

         Neither the Depositor, the Trustee, the Master Servicer, the Special Servicer, the Fiscal Agent, nor any Paying Agent will have any responsibility for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of the Book-Entry Certificates registered in the name of Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. In the event of the insolvency of DTC, a Participant or an Indirect Participant in whose name Book-Entry Certificates are registered, the ability of the Beneficial Owners of such Book-Entry Certificates to obtain timely payment may be impaired. In addition, in such event, if the limits of applicable insurance coverage by the Securities Investor Protection Corporation are exceeded or if such coverage is otherwise unavailable, ultimate payment of amounts distributable with respect to such Book-Entry Certificates may be impaired.

         The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Depositor believes to be reliable, but the Depositor takes no responsibility for the accuracy thereof.

         Physical Certificates. The Class A-EC, Class G, Class H, Class J, Class K-1, Class K-2, Class R-I, Class R-II and Class R-III Certificates will be issued in fully registered certificated form only. The Class A- EC, Class G, Class H, Class J, Class K-1 and Class K-2 Certificates will be issued in denominations of $100,000 initial Certificate Balance or Notional Balance, as applicable, and integral multiples of $1__ in excess thereof, except one Certificate of each such Class may be issued that represents a different initial Certificate Balance or Notional Balance to accommodate the remainder of the initial Certificate Balance or Notional Balance. The Residual Certificates will be issued in definitive, physical, registered form in Percentage Interests of _% and integral multiples of a _% Percentage Interest in excess thereof.

         Book-Entry Certificates will be converted to Definitive Certificates and reissued to Beneficial Owners or their nominees, rather than to DTC or its nominee, only if (i)(A) the Depositor advises the Certificate Registrar in writing that DTC is no longer willing or able to discharge properly its responsibilities as Depository with respect to any Class of the Book-Entry Certificates and (B) the Depositor is unable to locate a qualified successor or
(ii) the Depositor, at its option, advises the Trustee and Certificate Registrar that it elects to terminate the book-entry system through DTC with respect to any Class of the Book-Entry Certificates.

         Upon the occurrence of any event described in the immediately preceding paragraph, the Certificate Registrar will be required to notify all affected Beneficial Owners through DTC of the availability of Definitive Certificates. Upon surrender by DTC of the physical certificates representing the affected Book-Entry Certificates and receipt of instructions for re-registration, the Certificate Registrar will reissue the Book-Entry Certificates as Definitive Certificates to the Beneficial Owners. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E or Class F Certificates, the registered holders of such Definitive Certificates will be recognized as Certificateholders under the Pooling and Servicing Agreement and, accordingly, will be entitled directly to receive payments on, and exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

         Definitive Certificates will be transferable and exchangeable at the offices of the Trustee or the Certificate Registrar in accordance with the terms of the Pooling and Servicing Agreement.

REGISTRATION AND TRANSFER

         Subject to the restrictions on transfer and exchange set forth in the Pooling and Servicing Agreement, the holder of any Definitive Certificate may transfer or exchange the same in whole or part (in a principal amount equal to the minimum authorized denomination or any integral multiple thereof) by surrendering such Definitive Certificate at the corporate trust office of the certificate registrar appointed pursuant to the Pooling and Servicing Agreement (the "Certificate Registrar") or at the office of any transfer agent, together with an executed instrument of assignment and transfer in the case of transfer and a written request for exchange in the case of exchange. In exchange for any Definitive Certificate properly presented for transfer or exchange with all necessary accompanying documentation, the Certificate Registrar will, within five Business Days of such request if made at the corporate trust office of the Certificate Registrar, or within ten Business Days if made at the office of a transfer agent (other than the Certificate Registrar), execute and deliver at such corporate trust office or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, a Definitive Certificate or Definitive Certificates, as the case may require, for a like aggregate Certificate Balance or Notional Balance, as applicable, and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Definitive Certificate will not be valid unless made at the corporate trust office of the Certificate Registrar or at the office of a transfer agent by the registered holder in person, or by a duly authorized attorney-in-fact. The Certificate Registrar may decline to accept any request for an exchange or registration of transfer of any Definitive Certificate during the period of 15 days preceding any Distribution Date.

         No fee or service charge will be imposed by the Certificate Registrar for its services in respect of any registration of transfer or exchange referred to herein; provided, however, that in connection with the transfer of Private Certificates to certain institutional accredited investors, the Certificate Registrar will be entitled to be reimbursed by the transferor for any costs incurred in connection with such transfer. The Certificate Registrar may require payment by each transferor of a sum sufficient to pay any tax, expense or other governmental charge payable in connection with any such transfer.

         For a discussion of certain transfer restrictions, see "ERISA CONSIDERATIONS" herein.


                       YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

         General. The yield on any Regular Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Regular Certificate will in turn depend on, among other things, (i) the rate and timing of principal payments (including voluntary prepayments, involuntary prepayments resulting from defaults and liquidations or other dispositions of the Mortgage Loans and Mortgaged Properties or the application of insurance or condemnation proceeds and/or the purchase of the Mortgage Loans as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction") and the extent to which such amounts are to be applied in reduction of the Certificate Balance (or Notional Balance) of the Class of Certificates to which such Certificate belongs, (ii) the rate, timing and severity of Realized Losses on the Mortgage Loans and the extent to which such losses are allocable in reduction of the Certificate Balance (or Notional Balance) of the Class of Certificates to which such Certificate belongs and (iii) with respect to the Class A-EC, Class F, Class G, Class H, Class J and Class K-2 Certificates, the Weighted Average Unmodified Net Mortgage Rate as in effect from time to time. Disproportionate principal payments (whether resulting from differences in amortization schedules, prepayments or otherwise) on Mortgage Loans having Unmodified Net Mortgage Rates that are higher or lower than the current Weighted Average Unmodified Net Mortgage Rate will affect the yield on the Class A-EC Certificates. Such disproportionate principal payments will also affect the Pass-Through

Rates of the Class F, Class G, Class H, Class J and Class K-2 Certificates and therefore the yield on each such Class.

         Rate and Timing of Principal Payments. The yield to holders of the Regular Certificates purchased at a discount or premium will be affected by the rate and timing of principal payments made in reduction of the Certificate Balance of such Certificates. As described herein, the Pooled Principal Distribution Amount for each Distribution Date generally will be distributable in its entirety in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter be distributable in its entirety to each remaining Class of Regular Certificates, sequentially in order of Class designation, in each case until the Certificate Balance of each such Class of Certificates is, in turn, reduced to zero. Consequently, the rate and timing of principal payments made in reduction of the Certificate Balance of the Regular Certificates will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of Principal Prepayments and other unscheduled collections thereon (including, for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, Casualties or Condemnations affecting the Mortgaged Properties or purchases of Mortgage Loans out of the Trust Fund in the manner described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction" herein). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans will result in distributions on the Regular Certificates (other than the Class A-EC and Class K-2 Certificates) of amounts that would otherwise have been distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans and, accordingly, on the Regular Certificates while work-outs are negotiated, foreclosures are completed or bankruptcy proceedings are resolved. The yield to investors in the Subordinate Certificates will be very sensitive to the timing and magnitude of losses on the Mortgage Loans due to liquidations following a default, and will also be very sensitive to delinquencies in payment. In addition, the Special Servicer has the option, subject to certain limitations, to extend the maturity of Mortgage Loans following a default in the payment of a Balloon Payment. See "THE POOLING AND SERVICING AGREEMENT--Servicing of the Mortgage Loans; Collection of Payments" and "--Realization Upon Mortgage Loans" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Foreclosure" in the Prospectus.

         The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, the terms of the Mortgage Loans (for example, the provisions requiring the payment of Prepayment Premiums and amortization terms that require Balloon Payments), prevailing interest rates, the market value of the Mortgaged Properties, the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located, the general supply and demand for such facilities (and their uses) in such areas, the quality of management of Mortgaged Properties, the servicing of the

Mortgage Loans, federal and state tax laws (which are subject to change) and other opportunities for investment.

         The rate of prepayment on the Mortgage Pool is likely to be affected by the amount of any required Prepayment Premiums and the borrowers' ability to refinance their related Mortgaged Loans. If prevailing market interest rates for mortgage loans of a comparable type, term and risk level have decreased enough to offset any required Prepayment Premium, a borrower may have an increased incentive to refinance its Mortgage Loan for purposes of either (i) converting to another fixed rate loan with a lower interest rate and thereby "locking in" such rate or (ii) taking advantage of an initial "teaser rate" on an adjustable rate mortgage loan (that is, a mortgage interest rate below that which would otherwise apply if the applicable index and gross margin were applied). However, the ability of a borrower to refinance its Mortgage Loan will be affected not only by prevailing market rates, but also by the current market value of the Mortgaged Property. See "RISK FACTORS--Prepayment and Yield Considerations" herein and "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions" in the Prospectus.

         In addition, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments.

         If the markets for commercial and multifamily real estate should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans exceed the value of the respective Mortgaged Properties, a borrower under a non-recourse loan may have a decreased incentive to fund operating cash flow deficits and, as a result, actual losses may be higher than those originally anticipated by investors.

         Neither the Depositor, the Mortgage Loan Sellers nor ________ makes any representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to which a default will have occurred as of any date or as to the overall rate of prepayment, default or principal payment on the Mortgage Loans.

         The extent to which the yield to maturity of any Class of Regular Certificates may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans are in turn distributed in reduction of the Certificate Balance of such Certificates. An investor should consider, in the case of any Regular Certificate purchased at a discount, especially the Class K-1 Certificates, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Regular Certificate purchased at a premium (or the Class A-EC and Class K-2 Certificates, which have no Certificate Balances), the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage

Loans is distributed in reduction of the Certificate Balance of any Regular Certificate purchased at a discount or premium (or, in the case of the Class A-EC and Class K-2 Certificates, applied in reduction of the Notional Balance), the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of Principal Prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of commercial and/or multifamily loans comparable to the Mortgage Loans. See "RISK FACTORS--Prepayment and Yield Considerations" herein.

         The amounts payable with respect to the Class K-1 Certificates derive only from principal payments on the Mortgage Loans. As a result, the yield on the Class K-1 Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Mortgage Loans.

         Balloon Payments. Most of the Mortgage Loans are Balloon Loans that will have substantial payments (that is, Balloon Payments) due at their stated maturities, unless previously prepaid. The ability of the borrowers to pay the Balloon Payment at the maturity of the Balloon Loans will depend on their ability to sell or refinance the Mortgaged Properties, which, in turn, depends on a number of factors, many of which are beyond the control of such borrowers. Such factors include the level of interest rates and general economic conditions at the time of sale or refinancing and changes in federal, state or local laws, including tax laws, environmental laws and safety standards. The Certificates are subject to the risk of default by the borrowers in making the required Balloon Payments. If any borrower with respect to any of such Balloon Loans is unable to make the applicable Balloon Payment when due, the average life of the Certificates will be longer than expected. See the Range of Maturity Years Table in "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Other Information" herein for additional information regarding maturity dates of the Mortgage Loans.

         Losses and Shortfalls. The yield to holders of the Regular Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Shortfalls in Available Funds resulting from shortfalls in collections of amounts payable on the Mortgage Loans (to the extent not advanced) or additional Master Servicer or Special Servicer compensation, interest on Advances, extraordinary Trust Fund expenses or other similar items will generally be borne: first, by the holders of the Class K-1 Certificates, to the extent of amounts otherwise distributable thereto; second, by the holders of the Class J Certificates, to the extent of amounts otherwise distributable thereto; third, by the holders of the Class H Certificates, to the extent of amounts otherwise distributable thereto; fourth, by the holders of the Class G Certificates, to the extent of amounts otherwise distributable thereto; fifth, by the holders of the Class F Certificates, to the extent of amounts otherwise distributable thereto; sixth, by the holders of the Class E Certificates, to the extent of amounts otherwise distributable thereto; seventh, by the holders of the Class D Certificates to the extent of amounts otherwise distributable thereto; eighth, by the holders of the Class C Certificates, to the extent of amounts otherwise distributable thereto; ninth, by the holders of the Class B Certificates, to the extent of amounts otherwise distributable thereto; and, last, by the holders of the Class A-1, Class A-2 and Class A-3 Certificates on a pro-rata basis. The amount of any such shortfall generally will be distributable to holders of such Class on subsequent Distribution Dates, to the extent of Available Funds on such Distribution Dates. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

         Realized Losses will be allocated, as and to the extent described herein, to the Classes of Certificates (in reduction of the Certificate Balance of each such Class) in reverse order of their Class designation. As a result, a loss on any one of the Mortgage Loans could result in a significant loss, or in some cases a complete loss, of an investors's investment in any Class of the Subordinate Certificates. Consequently prospective investors should perform their own analysis of the expected timing and severity of Realized Losses prior to investing in any Subordinate Certificate. Even if losses on the Mortgage Loans are not borne by an investor in any Class, such losses may affect the weighted average life and yield to maturity of such investor's Certificates.

         Pass-Through Rate. The Pass-Through Rates on the Class B, Class C, Class D and Class E Certificates are related to the Weighted Average Unmodified Net Mortgage Rate, the Pass-Through Rate on the Class F, Class G, Class H, Class J and Class K-2 Certificates is equal to the Weighted Average Unmodified Net Mortgage Rate and the Class A-EC Pass-Through Rate, used to calculate interest distributable on the Class A-EC Certificates, is derived with reference to the Weighted Average Unmodified Net Mortgage Rate.

         The Weighted Average Unmodified Net Mortgage Rate will fluctuate over the lives of the Certificates as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans. If principal payments, including voluntary and involuntary Principal Prepayments, are made on a Mortgage Loan with a relatively high Unmodified Net Mortgage Rate at a rate faster than the rate of principal payments on the Mortgage Pool as a whole, the Pass-Through Rates applicable to the Certificates (other than the Class A-1, Class A-2 and Class A-3 Certificates) will be adversely affected. Accordingly, the yield on each such Class of Certificates will be sensitive to changes in the outstanding principal balances of the Mortgage Loans as a result of scheduled amortization, voluntary prepayments and liquidations of Mortgage Loans.

         The Pass-Through Rate on each of the Class B, Class C, Class D and Class E Certificates is equal to the Weighted Average Unmodified Net Mortgage Rate less the related Class strip and the Pass-Through Rate on each of the Class F, Class G, Class H, Class J and Class K-2 Certificates is equal to the Weighted Average Unmodified Net

Mortgage Rate. Since the Pass-Through Rates for the Certificates (other than the Class A-1, Class A-2 and Class A-3 Certificates) are related to the Weighted Average Unmodified Net Mortgage Rate, a decrease in the Net Mortgage Rate for any Mortgage Loan as a result of a modification will result in the Certificates accruing interest at a rate higher than the Net Mortgage Rate for the Mortgage Pool and there will not be sufficient cash flow to make all interest payments due on each of such Classes. Any such interest shortfall would affect such Certificates in reverse sequential order commencing with the Class K-2 Certificates. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein. For a description of the interest rates applicable to the Mortgage Loans see "DESCRIPTION OF THE MORTGAGE POOL--Certain Characteristics of the Mortgage Pool--Range of Mortgage Rates" herein.

         Delay in Payment of Distributions. Because monthly distributions will not be made to Certificateholders until, at the earliest, the _____ th day of the month following the month in which interest accrued on the Certificates, the effective yield to the holders of the Regular Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rate and purchase prices (assuming such prices did not account for such delay).

WEIGHTED AVERAGE LIFE

         Weighted average life refers to the average amount of time that will elapse from the date of determination to the date of distribution to the investor of each dollar distributed in reduction of principal balance or notional balance of such security. The weighted average life of the Regular Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, Balloon Payments, prepayments or liquidations.

         Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR of "0%" assumes that no Mortgage Loan is prepaid by a borrower before maturity, while CPRs "2%" and "4%" assume that prepayments on the Mortgage Loans are made by borrowers at those CPRs. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans to be included in the Trust Fund.

         The tables set forth below have been prepared on the basis of certain assumptions as described below regarding the characteristics of the Mortgage Loans that are expected to be included in the Mortgage Pool as described under "DESCRIPTION OF THE MORTGAGE POOL" herein and the performance thereof. The tables assume, among other things, that: (i) as of the date of issuance of the Regular Certificates, the Mortgage Loans (except as set forth herein) provide for a Monthly Payment of principal and interest that would fully amortize the remaining principal balance of such Mortgage

Loan using the Monthly Payments in the amounts set forth in Annex A hereto, commencing on the first day of the month immediately following the month in which such issuance occurs, with, if such Mortgage Loan is a Balloon Loan, the Monthly Payments in the amounts set forth in Annex A hereto and a principal payment in the amount that would reduce the principal balance of such Balloon Loan to zero on the maturity date set forth in Annex A; (ii) neither _____ nor _______ will repurchase any Mortgage Loan and none of the Master Servicer, the Special Servicer, the Depositor or the holders of the Class R-I Certificates exercises its option to purchase Mortgage Loans and thereby cause a termination of the Trust Fund; (iii) there are no delinquencies or Realized Losses on the Mortgage Loans; (iv) no Prepayment Premiums are paid with respect to any Mortgage Loan; (v) payments on the Certificates will be made on the ____ th day of each month, commencing on ______________ , _______ (notwithstanding that any such day is not a Business Day); (vi) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund other than the Servicing Fee; (vii) the Regular Certificates will be purchased on _____________ ; (viii) that no defaults occur with respect to any of the Mortgage Loans; (x) that the Monthly Payments under the two Mortgage Loans that require Monthly Payments to be made on the of each month are made on the first of each month following the month in which such Monthly Payment was actually due (i.e., ____________________________
 ); (xi) that all of the Mortgage Loans accrue interest based upon a 360 day year composed of twelve 30 day months; (xii) that all Mortgage Loans that have a maturity date other than the first day of a month make their final payment on the first day of the month following the month of maturity; and [(xiii) that Loan # ___ has _________scheduled payment dates, with the first such payment consisting of interest only and the remaining payments consisting of principal and interest.]

         The actual performance of the Mortgage Loans will differ from the assumptions used in calculating the tables set forth below, which are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. Any difference between such assumptions and the actual performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Balance outstanding over time and the weighted average lives of the Classes of Regular Certificates.

         Subject to the foregoing discussion and assumptions, the following tables indicate the weighted average life of each Class of Regular Certificates, and set forth the percentages of the initial Certificate Balance or Notional Balance of each such Class of Regular Certificates that would be outstanding after each of the Distribution Dates shown based on the assumptions described above and the following additional assumptions for each of the designated scenarios (the "Scenarios"). In the case of Scenario 1, it was assumed that none of the Mortgage Loans prepay prior to their maturity date and that there are no defaults. In the case of Scenario 2, the prepayment assumptions set forth in Scenario 1 were assumed and it was further assumed that the Trust Fund will be terminated pursuant to an auction on the Distribution Date occurring in ____. In the case of Scenario 3 and Scenario 4, it was assumed that the Mortgage Loans prepay prior to their maturity date at a rate equal to 2% CPR and 4% CPR, respectively, and that there are no defaults and that it was further assumed that the Trust Fund will be terminated pursuant to an auction on the Distribution Date occurring in ________________. See "DESCRIPTION OF THE CERTIFICATES--Auction" herein.


                                     Percentage of Initial Certificate Balance
                                               (or Notional Balance)
                                                  Outstanding for
                                             Each Designated Scenario

=================================================================================================================================
                                      CLASS                                CLASS                                CLASS
       DISTRIBUTION                    A-1                                  A-2                                  A-3
           DATE                     SCENARIO                              SCENARIO                             SCENARIO
=================================================================================================================================
DATE                   1         2        3        4         1        2        3         4        1         2        3       4
---------------------------------------------------------------------------------------------------------------------------------
Initial
Percentage
---------------------------------------------------------------------------------------------------------------------------------
Initial Balance
---------------------------------------------------------------------------------------------------------------------------------
December 1997
---------------------------------------------------------------------------------------------------------------------------------
December 1998
---------------------------------------------------------------------------------------------------------------------------------
December 1999
---------------------------------------------------------------------------------------------------------------------------------
December 2000
---------------------------------------------------------------------------------------------------------------------------------
December 2001
---------------------------------------------------------------------------------------------------------------------------------
December 2002
---------------------------------------------------------------------------------------------------------------------------------
December 2003
---------------------------------------------------------------------------------------------------------------------------------
December 2004
---------------------------------------------------------------------------------------------------------------------------------
December 2005
---------------------------------------------------------------------------------------------------------------------------------
December 2006
---------------------------------------------------------------------------------------------------------------------------------
December 2007
---------------------------------------------------------------------------------------------------------------------------------
December 2008
---------------------------------------------------------------------------------------------------------------------------------
December 2009
---------------------------------------------------------------------------------------------------------------------------------
December 2010
---------------------------------------------------------------------------------------------------------------------------------
December 2011
---------------------------------------------------------------------------------------------------------------------------------
Weighted
Average Life(1)
=================================================================================================================================

(1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                          Percentage of Initial Certificate Balance
                                                   (or Notional Balance)
                                                      Outstanding for
                                                 Each Designated Scenario

                                            CLASS B                    CLASS C                   CLASS D
                                            SCENARIO                   SCENARIO                  SCENARIO

DISTRIBUTION DATE                           1    2    3    4          1    2    3    4            1     2    3    4

Initial Percentage

Initial Balance


December 1997
December 1998
December 1999
December 2000
December 2001
December 2002
December 2003
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
December 2010
December 2011

Weighted
Average Life(1)

--------
(1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                            CLASS E           CLASS F           CLASS G
                                            SCENARIO          SCENARIO          SCENARIO

DISTRIBUTION DATE                   1    2    3    4   1    2    3    4     1     2    3    4
                                   -    -     -    -   -    -    -    -     -     -    -    -







Initial Percentage

Initial Balance

December 1997
December 1998
December 1999
December 2000
December 2001
December 2002
December 2003
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
December 2010
December 2011

Weighted
Average Life(1)

--------
(1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                                            CLASS H                    CLASS J                   CLASS K-1 AND
                                            SCENARIO                   SCENARIO                  CLASS K-2
                                                                                                 SCENARIO

DISTRIBUTION DATE                   1       2        3        4   1    2    3    4     1     2    3    4
Initial Percentage

Initial Balance

December 1997
December 1998
December 1999
December 2000
December 2001
December 2002
December 2003
December 2004
December 2005
December 2006
December 2007
December 2008
December 2009
December 2010
December 2011

Weighted
Average Life(1)

--------
(1) The weighted average life of each Class is determined by (i) multiplying the amount of each distribution in reduction of the Certificate Balance or Notional Balance of such Class by the number of years from the date of purchase to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the aggregate distributions in reduction of Certificate Balance or Notional Balance referred to in clause (i).

                      THE POOLING AND SERVICING AGREEMENT
GENERAL

         The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of _________ (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent.

         The Depositor will provide to a prospective or actual holder of a Certificate without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to Prudential Securities Secured Financing Corporation, One Seaport Plaza, 30th Floor, New York, New York 10292, attention David Rodgers, at telephone number (212) 214-1000.

ASSIGNMENT OF THE MORTGAGE LOANS

         On or before the Closing Date, the Depositor will assign or cause the assignment of the Mortgage Loans without recourse, to the Trustee for the benefit of the holders of Certificates. On or prior to the Closing Date, the Depositor will deliver to the Trustee, with a copy to the Master Servicer, with respect to each Mortgage Loan the following set of documents (the "Trustee Mortgage File"):

                  (i) the original of the related Note, endorsed by the applicable Mortgage Loan Seller in blank in the following form: "Pay to the order of ___________________, without recourse" which the Trustee or its designee is authorized to complete and which Note and all endorsements thereof shall show a complete chain of endorsement from _______________ to the applicable Mortgage Loan Seller;

                  (ii) the related original recorded Mortgage or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording, the related original recorded Assignment of Mortgage to the applicable Mortgage Loan Seller or a copy thereof certified by the related title insurance company, public recording office or closing agent to be in the form in which executed or submitted for recording and the related original Assignment of Mortgage executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located);

                  (iii) if the related security agreement is separate from the Mortgage, the original security agreement or a counterpart thereof, and if the security agreement is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original assignment of such security agreement to the applicable Mortgage Loan Seller or a counterpart thereof and the related original assignment of such security agreement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

                  (iv) a copy of each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property, together with a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the applicable Mortgage Loan Seller and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for filing in the filing office in which such financing statement was filed);

                  (v) the related original of the Loan Agreement, if any, relating to such Mortgage Loan or a counterpart thereof;

                  (vi) the related original lender's title insurance policy (or the original pro forma title insurance policy), together with any endorsements thereto;

                  (vii) if any related Assignment of Leases, Rents and Profits is separate from the Mortgage, the original recorded Assignment of Leases, Rents and Profits or a copy thereof certified by the related title insurance company, public recording office, or closing agent to be in the form in which executed or submitted for recording, the related original recorded reassignment of such instrument, if any, to the applicable Mortgage Loan Seller or a copy thereof certified by the related title insurance company or closing agent to be in the form in which executed or submitted for recording and the related original reassignment of such instrument, if any, executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related recording information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for recordation in the jurisdiction in which the related Mortgaged Property is located) (any of which reassignments, however, may be included in a related Assignment of Mortgage and need not be a separate instrument);

                  (viii) copies of the original Environmental Reports with respect to the Mortgaged Property made in connection with the origination of such Mortgage Loan;

                  (ix) if any related assignment of contracts is separate from the Mortgage, the original assignment of contracts or a counterpart thereof, and if the assignment of contracts is not assigned under the Assignments of Mortgage described in clause (ii) above, the related original reassignment of such instrument to the applicable Mortgage Loan Seller or a counterpart thereof and the related original reassignment of such instrument executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete;

                  (x)      with respect to the related Reserve
                           Accounts, if any, a copy of the original of any separate agreement with respect thereto between the related borrower and the Mortgage Loan Seller;

                  (xi) the original of any other written agreement, instrument or document securing such Mortgage Loan, including, without limitation, originals of any guaranties with respect to such Mortgage Loan or the original letter of credit, if any, with respect thereto, together with any and all amendments thereto, including, without limitation, any amendment which entitles the Master Servicer to draw upon such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, and the original of each instrument or other item of personal property given as security for a Mortgage Loan possession of which by a secured party is necessary to a secured party's valid, perfected, first priority security interest therein, together with all assignments or endorsements thereof necessary to entitle the Master Servicer to enforce a valid, perfected, first priority security interest therein on behalf of the Trustee for the benefit of the Certificateholders;

                  (xii) with respect to the related Reserve Accounts, if any, a copy of the UCC-1 financing statements, if any, submitted for filing with respect to the applicable Mortgage Loan Seller's security interest in such Reserve Accounts and all funds contained therein, together with a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the applicable Mortgage Loan Seller and a copy of each Form UCC-2 or UCC-3 assignment, if any, of such financing statement executed by the applicable Mortgage Loan Seller in blank which the Trustee or its designee is authorized to complete (and but for the insertion of the name of the assignee and any related filing information which is not yet available to the applicable Mortgage Loan Seller, is in suitable form for filing in the filing office in which such financing statement was filed); and


                  (xiii) copies of any and all amendments, modifications and supplements to, and waivers related to, any of the foregoing.

If the Depositor cannot deliver any original or certified recorded document described above on the Closing Date, the Depositor will use its best efforts to deliver (or cause to be delivered) such original or certified recorded documents within 45 days from the Closing Date (subject to delays attributable to the failure of the appropriate recording office to return such documents, in which case the Depositor will deliver such documents promptly upon receipt thereof). The

Trustee is obligated to review the Trustee Mortgage File for each Mortgage Loan within 45 days after the later of delivery or the Closing Date and report any missing documents or certain types of defects therein to the Depositor.

         The Master Servicer will hold all remaining Mortgage Loan Documents and all other documents related to each Mortgage Loan, including copies of any management agreements, ground leases, appraisals, surveys, environmental reports and similar documents and any other written agreements relating to each Mortgage Loan (collectively, the "Master Servicer Mortgage File" and together with the Trustee Mortgage File, the "Mortgage File") in trust for the benefit of the Trustee on behalf of Certificateholders. The legal ownership of all records and documents with respect to each Mortgage Loan prepared by or that come into the possession of the Master Servicer will immediately vest in the Trustee, in trust for the benefit of Certificateholders.

SERVICING OF THE MORTGAGE LOANS; COLLECTION OF PAYMENTS

         The Pooling and Servicing Agreement requires the Master Servicer and the Special Servicer to service and administer the Mortgage Loans (or in the case of the Special Servicer, the Specially Serviced Mortgage Loans and REO Mortgage Loans) on behalf of the Trust Fund solely in the best interests of and for the benefit of all of the Certificateholders and the Trustee in accordance with the terms of the Pooling and Servicing Agreement and the Mortgage Loans. In furtherance of and to the extent consistent with the foregoing, except to the extent that the Pooling and Servicing Agreement provides for a contrary specific course of action, each of the Master Servicer and the Special Servicer are required to service and administer the Mortgage Loans (x) in the same manner in which, and with the same care, skill, prudence and diligence with which it services and administers similar mortgage loans for other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers used with respect to loans comparable to the Mortgage Loans or (y) in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans which it owns, whichever standard of care is higher, and taking into account its other obligations under the Pooling and Servicing Agreement, but without regard to (i) any other relationship that the Master Servicer, the Special Servicer, any sub-servicer or any affiliate of the Master Servicer, the Special Servicer or any sub-servicer may have with the borrowers or any affiliate of such borrowers;
(ii) the ownership of any Certificate by the Master Servicer, the Special Servicer or any affiliate of either; (iii) the Master Servicer's, the Trustee's or the Fiscal Agent's obligations, as applicable, to make Advances or to incur servicing expenses with respect to the Mortgage Loans; (iv) the Master Servicer's, the Special Servicer's or any sub-servicer's right to receive compensation for its services under the Pooling and Servicing Agreement or with respect to any particular transaction; or (v) the ownership, servicing or management for others, by the Master Servicer, the Special Servicer or any sub-servicer of any other mortgage loans or property. Each of the Master Servicer and the Special Servicer is permitted, at its own expense, to employ sub-servicers, agents or attorneys in performing any of its obligations under the Pooling and Servicing Agreement, but will not thereby be relieved of any such obligation, and will be responsible for the acts and omissions of any such sub-servicers, agents or attorneys. The Pooling and Servicing Agreement provides, however, that neither the Master Servicer (or its general partner) nor the Special Servicer (or its general partner), nor any of their directors,

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officers, employees or agents, will have any liability to the Trust Fund or the
Certificateholders for taking any action or refraining from taking an action in good faith or for errors in judgment. The foregoing provision would not protect the Master Servicer, the Special Servicer or such person for the breach of any of the Master Servicer's or Special Servicer's respective representations or warranties in the Pooling and Servicing Agreement, or against any specific liability imposed on the Master Servicer or the Special Servicer for a breach of the servicing standards set forth in the Pooling and Servicing Agreement, any liability by reason of willful misfeasance, bad faith, fraud or negligence in the performance of its duties or by reason of its reckless disregard of obligations or duties under the Pooling and Servicing Agreement.

         The Pooling and Servicing Agreement requires the Master Servicer and the Special Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and to follow collection procedures as are consistent with the servicing standard under the Pooling and Servicing Agreement. Consistent with the above, the Master Servicer or the Special Servicer, as applicable, may, in its discretion, waive any late payment charge or penalty fee in connection with any delinquent Monthly Payment or Balloon Payment with respect to any Mortgage Loan.

ADVANCES

         Subject to the limitations described below, the Master Servicer will be obligated to advance (each such amount, a "P&I Advance"), on the Business Day preceding each Distribution Date (the "Remittance Date"), an amount equal to the total or any portion of the Monthly Payment on a Mortgage Loan that was delinquent as of the close of business on the Business Day preceding such Remittance Date or, in the event of a default in the payment of a Balloon Payment, the Assumed Scheduled Payment with respect to the related Balloon Loan, unless the Master Servicer determines that any such advance would be a nonrecoverable Advance and delivers to the Trustee an officer's certificate and accompanying documentation related to a determination of nonrecoverability as required by the Pooling and Servicing Agreement. In the event any Mortgage Loan becomes a Seriously Delinquent Loan, the Special Servicer will order an Updated Appraisal of the related Mortgaged Property and upon receipt of such Updated Appraisal the Master Servicer will determine the amount (the "Anticipated Loss") equal to the excess, if any, of (i) the sum of (w) the Scheduled Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date, (x) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all accrued and unpaid interest on such Mortgage Loan at a per annum rate equal to the related Mortgage Rate, (y) all unreimbursed Advances with respect to such Mortgage Loan with interest thereon at the Advance Rate, and (z) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all currently due but unpaid real estate taxes and assessments, insurance premiums, and, if applicable, ground rents and a good faith estimate of any expenses relating to uncontested foreclosure, realization and liquidation of such Mortgaged Property, over (ii) an amount equal to 90% of the appraised value of the related Mortgaged Property as reflected in the Updated Appraisal thereof; provided, however, that in the event the Updated Appraisal has not been received within 60 days after the Special Servicer has ordered such appraisal, the Anticipated Loss shall be equal to 30% of the Scheduled Principal Balance of the Seriously Delinquent Loan; provided, however, that in the event the Updated Appraisal has not been received within 60 days after the Special Servicer has ordered such appraisal, the

Anticipated Loss shall be equal to 30% of the Scheduled Principal Balance of the Seriously Delinquent Loan; provided, further that promptly upon its receipt of such appraisal, the Servicer shall recalculate the Anticipated Loss. Upon determination of the Anticipated Loss with respect to any Seriously Delinquent Loan, the amount of any P&I Advance required to be made with respect to such Seriously Delinquent Loan on any Distribution Date will be an amount equal to the product of (A) the amount of the P&I Advance that would be required to be made in respect of such Seriously Delinquent Loan without regard to the application of this sentence, multiplied by (B) a fraction, the numerator of which is equal to the Scheduled Principal Balance of such Mortgage Loan as of the immediately preceding Determination Date less the Anticipated Loss and the denominator of which is such Scheduled Principal Balance. A "Seriously Delinquent Loan" is any Mortgage Loan as to which an Updated Appraisal has been ordered with respect to the related Mortgaged Property. See "--Realization Upon Mortgage Loans--Appraisals for Specially Serviced Mortgage Loans" herein. A Mortgage Loan shall cease to be a Seriously Delinquent Loan in the event such Mortgage Loan is no longer a Specially Serviced Mortgage Loan pursuant to the terms of the Pooling and Servicing Agreement and as to which the related Mortgagor has made 24 consecutive Monthly Payments since the date on which such Mortgage Loan became a Seriously Delinquent Loan.

         In addition to P&I Advances, the Master Servicer will also be obligated (subject to the limitations described herein) to make cash advances ("Property Advances," and together with P&I Advances, "Advances") to pay (i) certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties, (ii) delinquent real estate taxes, assessments and hazard insurance premiums and (iii) to cover other similar costs and expenses necessary to protect and preserve the security of the related Mortgage. The Master Servicer will not, however, be obligated to advance from its own funds any amounts required to cure any failure of any Mortgaged Property to comply with the Americans with Disabilities Act of 1990, and all rules and regulations promulgated pursuant thereto, or any applicable environmental law or to contain, clean up or remedy any environmental condition present at any Mortgaged Property.

         If the Master Servicer fails to fulfill its obligation to make any required Advance, the Trustee, acting in accordance with the servicing standard, will be required to make the Advance subject to its determination of recoverability. If the Trustee fails to make any such required Advance, the Fiscal Agent will be required to make the Advance, subject to its determination of recoverability. Both the Trustee and the Fiscal Agent will be entitled to rely conclusively on any non-recoverability determination of the Master Servicer. See "--The Trustee" and "--The Fiscal Agent" below.

         The obligation of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, to make Advances with respect to any Mortgage Loan pursuant to the Pooling and Servicing Agreement continues through the foreclosure of such Mortgage Loan and until the liquidation of the Mortgage Loan or related Mortgaged Properties. Advances are intended to provide a limited amount of liquidity, not to guarantee or insure against losses. None of the Master Servicer, the Trustee or the Fiscal Agent will be required to make any Advance that it determines (based on, among other things, an updated Appraisal) in its good faith business judgment will not be recoverable by the Master Servicer, the Trustee or the Fiscal Agent, as applicable, out of related late payments, Insurance Proceeds, Liquidation Proceeds and certain

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other collections with respect to the Mortgage Loan as to which such Advances were made. To the extent that any borrower is not obligated under its Mortgage Loan documents to pay or reimburse any portion of any Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Special Servicer that forgives loan payments or other amounts that the Master Servicer, the Trustee or the Fiscal Agent previously advanced, and the Master Servicer, the Trustee or the Fiscal Agent determines that no other source of payment or reimbursement for such Advances is available to it, such Advances will be deemed to be nonrecoverable; provided, however, in connection with the foregoing, the Master Servicer, the Trustee or the Fiscal Agent will provide an officer's certificate as described below. In addition, if the Master Servicer, the Trustee or the Fiscal Agent, as applicable, determines that any Advance previously made will not be recoverable from the foregoing sources, then the Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimburse itself for such Advance, plus interest thereon, out of amounts on deposit in the Collection Account prior to distributions on the Certificates. Any such judgment or determination must be evidenced by an officer's certificate delivered to the Trustee (or, in the case of the Trustee or the Fiscal Agent, the Depositor) setting forth such judgment or determination of nonrecoverability and the procedure and considerations of the Master Servicer, the Trustee or the Fiscal Agent, as applicable, forming the basis of such determination, which will include a copy of the Updated Appraisal and any other information or reports obtained by the Master Servicer, the Trustee or the Fiscal Agent, such as property operating statements, rent rolls, property inspection reports, engineering reports and other documentation which may support such determinations.

         The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to reimbursement for any Advance equal to the amount of such Advance from (i) any collections on or in respect of the particular Mortgage Loan or REO Property with respect to which each such Advance was made or (ii) upon determining that such Advance is not recoverable in the manner described in the preceding paragraph, from any other amounts from time to time on deposit in the Collection Account.

         The Master Servicer, the Trustee or the Fiscal Agent, as applicable, will be entitled to receive interest at a rate equal to the Prime Rate (as published in The Wall Street Journal, or if The Wall Street Journal is no longer published, The New York Times, from time to time), (the "Advance Rate") on its outstanding Advances and will be authorized to pay itself such interest from general collections with respect to all of the Mortgage Loans prior to any payment to holders of Certificates. If the interest on such Advance is not offset by Default Interest a shortfall will result which generally will result in a Class Interest Shortfall for the most Subordinate Class then outstanding.

ACCOUNTS

         Collection Account. The Master Servicer will, pursuant to the Pooling and Servicing Agreement, establish and maintain a segregated account or accounts (the "Collection Account") into which it will be required to deposit, within one Business Day of receipt the following payments and collections received or made by it on or with respect to the Mortgage Loans: (i) all payments on account of principal on the Mortgage Loans, including the principal component of Unscheduled Payments on the Mortgage Loans; (ii) all payments on account of interest and

Default Interest on the Mortgage Loans and the interest portion of all Unscheduled Payments and all Prepayment Premiums; (iii) any amounts required to be deposited by the Master Servicer in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account and in connection with Prepayment Interest Shortfalls; (iv) (x) all Net REO Proceeds transferred from an REO Account and (y) all Condemnation Proceeds, Insurance Proceeds and Net Liquidation Proceeds not required to be applied to the restoration or repair of the related Mortgaged Property; (v) any amounts received from borrowers that represent recoveries of Property Advances; and
(vi) any other amounts required by the provisions of the Pooling and Servicing Agreement to be deposited into the Collection Account by the Master Servicer or the Special Servicer, including, without limitation, proceeds of any purchase or repurchase of a Mortgage Loan as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase," "THE POOLING AND SERVICING AGREEMENT--Realization Upon Mortgage Loans" and "DESCRIPTION OF THE CERTIFICATES--Early Termination" and "--Auction" herein.

         The foregoing requirements for deposits in the Collection Account will be exclusive, and any payments in the nature of late payment charges, late fees, NSF check charges, assumption fees, loan modification fees, loan service transaction fees, extension fees, demand fees, beneficiary statement charges and similar fees need not be deposited in the Collection Account by the Master Servicer and, to the extent permitted by applicable law, the Master Servicer or the Special Servicer, as applicable, will be entitled to retain any such charges and fees received with respect to the Mortgage Loans. In the event that the Master Servicer deposits into the Collection Account any amount not required to be deposited therein, the Master Servicer may at any time withdraw such amount from the Collection Account.

         Distribution Account. The Trustee will, pursuant to the Pooling and Servicing Agreement, establish and maintain a segregated account or accounts (the "Distribution Account") in the name of the Trustee for the benefit of the holders of Certificates. With respect to each Distribution Date, the Master Servicer will deposit in the Distribution Account, to the extent of funds on deposit in the Collection Account, on or before the Remittance Date an aggregate amount of immediately available funds equal to the Available Funds plus (i) (prior to the EC-Maturity Date) any Prepayment Premiums received by the Master Servicer during the related Collection Period and (ii) Default Interest received with respect to a Mortgage Loan that is in default with respect to its Balloon Payment. To the extent not included in Available Funds, the Master Servicer will remit to the Trustee all P&I Advances for deposit into the Distribution Account on the related Remittance Date. See "DESCRIPTION OF THE CERTIFICATES--Distributions" herein.

         The Collection Account and the Distribution Account will be held in the name of the Trustee (or, in the case of the Collection Account, the Master Servicer on behalf of the Trustee) on behalf of the holders of Certificates and the Trustee (and, in the case of the Collection Account, the Master Servicer) will be authorized to make withdrawals therefrom. Each of the Collection Account and the Distribution Account will be either (i) a segregated account or accounts maintained with either a federally or state-chartered depository institution or trust company the short term unsecured debt obligations of which are rated "A-1+" by S&P and the long term unsecured debt obligations of which (or of such institution's parent holding company) are rated by each of the Rating Agencies in the rating category equal to or greater than the highest then-current rating assigned to a Class of Certificates then outstanding at the time of any deposit therein, but in no event less than "A" or (ii) a segregated trust account or accounts maintained with a federally or state chartered depository institution or trust company acting in its fiduciary capacity, having, in either case, a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or otherwise confirmed in writing by each of the Rating Agencies that the maintenance of such account and subject to regulations regarding fiduciary funds on deposit substantially similar to 12 CFR 9.10(b), will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates (an "Eligible Bank"). Amounts on deposit in such accounts may be invested in certain United States government securities and other investments specified in the Pooling and Servicing Agreement ("Permitted Investments"). See "DESCRIPTION OF THE CERTIFICATES--Accounts" in the Prospectus for a listing of Permitted Investments.

WITHDRAWALS FROM THE COLLECTION ACCOUNT

         The Master Servicer may make withdrawals from the Collection Account for the following purposes: (i) to remit on or before each Remittance Date to the Distribution Account an amount equal to Available Funds and any Prepayment Premiums for such Distribution Date; (ii) to pay or reimburse the Master Servicer, the Trustee or the Fiscal Agent, as applicable, for Advances made by it and interest on Advances, the Master Servicer's right to reimburse itself for items described in this clause (ii) being limited as described herein under "--Advances"; (iii) to pay on or before each Remittance Date to the Master Servicer and Special Servicer the fee portion of the servicing compensation in respect of the related Distribution Date to be paid, in the case of the Servicing Fee, from interest received on the related Mortgage Loan, and to pay from time to time, to the Master Servicer, any interest or investment income earned on funds deposited in the Collection Account, and pay the Master Servicer as additional servicing compensation any Prepayment Interest Surplus received in the preceding Collection Period and to pay the Master Servicer or the Special Servicer, as applicable, any other amounts constituting additional servicing compensation; (iv) to pay on or before each Distribution Date to the Depositor, _____, or other purchaser with respect to each Mortgage Loan or REO Property that has previously been purchased or repurchased by it pursuant to the Pooling and Servicing Agreement, all amounts received thereon during the related Collection Period and subsequent to the date as of which the amount required to effect such purchase or repurchase was determined; (v) to the extent not reimbursed or paid pursuant to any of the above clauses, to reimburse or pay the Master Servicer, the Special Servicer, the Trustee, the Depositor and/or the Fiscal Agent, as applicable, for certain other unreimbursed expenses incurred by or on behalf of such person pursuant to and to the extent reimbursable under the Pooling and Servicing Agreement and to satisfy any indemnification obligations of the Trust Fund under the Pooling and Servicing Agreement; (vi) to pay to the Trustee amounts requested by it to pay taxes on certain net income with respect to REO Properties; (vii) to withdraw any amount deposited into the Collection Account that was not required to be deposited therein; and (viii) to clear and terminate the Collection Account pursuant to a plan for termination and liquidation of the Trust Fund.

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ENFORCEMENT OF "DUE-ON-SALE" AND "DUE-ON-ENCUMBRANCE" CLAUSES

         The Master Servicer or the Special Servicer, as applicable, will be obligated to enforce the Trustee's rights under the "due-on-sale" clause in the related Mortgage Loan documents to accelerate the maturity of the related Mortgage Loan, unless such provision is not enforceable under applicable law or such enforcement is reasonably likely to result in meritorious legal action by the related borrower or to the extent the Master Servicer or the Special Servicer, as applicable, acting in accordance with the servicing standard described herein, determines that such enforcement is not in the best interests of the Trust Fund. A "due-on-sale" or "due-on-encumbrance" clause may, under certain circumstances, be unenforceable against a borrower that is a debtor in a case under the Bankruptcy Code.

         If applicable law prohibits the enforcement of a "due-on-sale" clause or the Master Servicer or Special Servicer is (i) otherwise prohibited from taking such action as described in the preceding paragraph or (ii) determines that such enforcement is not in the best interests of the Trust Fund and, as a consequence, a Mortgage Loan is assumed, (x) the original borrower may be released from liability for the unpaid principal balance of the related Mortgage Loan and interest thereon at the applicable Mortgage Rate during the remaining term of such Mortgage Loan, (y) the Master Servicer may accept payments in respect of the Mortgage Loan from the new owner of the Mortgaged Property and (z) the Master Servicer or the Special Servicer, as applicable, may enter into an assumption agreement with a new purchaser whereby the new owner of the Mortgaged Property will be substituted as the borrower and the original borrower released, so long as (to the extent permitted by law) the new owner satisfies the underwriting requirements customarily imposed by the Master Servicer or the Special Servicer, as applicable, as a condition to its approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan. In the event a Mortgage Loan is assumed as described in the preceding sentences, the Trustee, the Master Servicer and the Special Servicer, will not permit any modification of such Mortgage Loan other than as described below under "--Amendments, Modifications and Waivers." The Master Servicer or Special Servicer, as applicable, will be entitled to retain as additional servicing compensation any assumption fees paid by the original borrower or the new owner in connection with such assumption. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS--Enforceability of Certain Provisions--Due-on-Sale Provisions" in the Prospectus. A new owner of the Mortgaged Property may be substituted or a junior or senior lien allowed on the Mortgaged Property, without the consent of the Master Servicer, the Special Servicer or the Trustee in a bankruptcy proceeding involving the Mortgaged Property.

         If any Mortgage Loan contains a provision in the nature of a "due-on-encumbrance" clause, which by its terms (i) provides that such Mortgage Loan will (or may at the related mortgagee's' option) become due and payable upon the creation of any lien or other encumbrance on such Mortgaged Property or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on such Mortgaged Property, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, as applicable, on behalf of the Trust Fund, will enforce such provision and in connection therewith will (x) accelerate the payments due on such Mortgage Loan or (y) withhold its consent to the creation of any such lien or other encumbrance, as applicable, except, in each case, to the extent that the Master Servicer or the Special Servicer, as applicable, acting in accordance with the applicable servicing standard, determines that such enforcement would not be in the best interests of the Trust Fund and receives written confirmation from _____ that forbearance to enforce such provision shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by ______ to any Class of Certificates. Notwithstanding the foregoing, the Master Servicer or the Special Servicer, as applicable, may forbear from enforcing any "due-on-encumbrance" provision in connection with any junior or senior lien on the Mortgaged Property imposed in connection with any bankruptcy proceeding involving the Mortgaged Property.

INSPECTIONS; APPRAISALS

         The Master Servicer (or the Special Servicer with respect to Specially Serviced Mortgage Loans or REO Property) is required (at its own expense) to inspect each Mortgaged Property at such times and in such manner as are consistent with the servicing standards described herein, but will in any event
(i) inspect each Mortgaged Property at least once every 12 months with the first such inspection being completed on or prior to unless each of the Rating Agencies has confirmed in writing that a longer period between inspections (which may not exceed 24 months) will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates, (ii) if the Master Servicer or the Special Servicer, as applicable, retains any Financial and Lease Reporting Fees pursuant to the related Mortgage Loan, inspect the related Mortgaged Property as soon as practicable thereafter (except to the extent such property has been inspected by the Master Servicer or the Special Servicer within the preceding 120 days) and (iii) if any Monthly Payment becomes more than 60 days delinquent (without giving effect to any grace period permitted under the related Note or Mortgage) each related Mortgaged Property shall be inspected by the Special Servicer (at its own expense) as soon as practicable thereafter.

REALIZATION UPON MORTGAGE LOANS

         Appraisals for Specially Serviced Mortgage Loans. Contemporaneously with the earliest to occur of (i) the effective date of any modification of the stated maturity, Mortgage Rate, principal balance or amortization terms of any Specially Serviced Mortgage Loan or other "significant modification" (as defined in Section 1.1001-3 of the Treasury regulations) of any Mortgage Loan, as to which a default has occurred or is reasonably foreseeable, (ii) the date 90 days after the occurrence of any uncured payment delinquency, (iii) the date 180 days after a receiver is appointed in respect of a Mortgaged Property or
(iv) the date a Mortgaged Property becomes an REO Property, the Special Servicer will promptly order an Updated Appraisal of the Mortgaged Property or REO Property, as the case may be, except to the extent such appraisal had been previously obtained within the prior twelve months. In addition, the Special Servicer will promptly order a new Updated Appraisal or an update from the prior Updated Appraisal in the event any Mortgage Loan is a Seriously Delinquent Loan and such prior Updated Appraisal is more than twelve months old. An "Updated Appraisal" is (i) an appraisal of the related Mortgaged Property conducted in accordance with MAI standards from an independent appraiser who is a member of the Appraisal Institute with respect to any Mortgage Loan with an outstanding principal balance in excess of $3,000,000 and
(ii) an internal property valuation performed by the Special Servicer in accordance with the servicing standard set forth in the Pooling and Servicing Agreement or an appraisal performed by an independent appraiser with respect to any Mortgage Loan with an outstanding principal balance equal to or less than $3,000,000.

         Following a default in the payment of a Balloon Payment, the Special Servicer may grant any number of successive extensions of up to 12 months (or the period since the beginning of the first such extension, if shorter) with respect to the defaulted Mortgage Loan; provided that the Special Servicer may not grant any such successive extensions if, during the previous 12-month period, such borrower was 60 days delinquent in payment of any principal or interest; and provided further that if any extension is granted after the third successive extension has been granted, such further extension will only be granted with the approval of the person appointed to advise upon extensions (the "Extension Advisor"). The Special Servicer may not grant any extension (i) that permits such borrower to make payments of interest only for a period, in the aggregate, of greater than 12 months or (ii) extends the maturity date of any mortgage loan beyond the date occurring on or after _______________. Notwithstanding anything to the contrary described herein, the Special Servicer will not have any right or obligation to consult with or seek and/or obtain the approval or direction from an Extension Advisor prior to acting, and the provisions of the Pooling and Servicing Agreement relating thereto or requiring such will be of no effect during any period that no person is acting in such capacity.

         The holders of 66 2/3% of the aggregate Voting Rights of all Classes of Regular Certificates, other than the most subordinate such Class of Regular Certificates, will be entitled to appoint an initial Extension Advisor or remove and replace the current Extension Advisor by providing written notice thereof to the Trustee and Special Servicer. The Trustee will notify Certificateholders and the Rating Agencies in the event the Trustee receives written notice from the holders of 66 2/3% of the aggregate Voting Rights of all Classes of Regular Certificates, other than the most subordinate such Class of Regular Certificates, or, in the case of resignation, from the Extension Advisor which notices provides that an initial Extension Advisor has been appointed or that the current Extension Advisor has been removed or has been reassigned.

         The Extension Advisor generally will be entitled to indemnification from the Trust Fund to the same extent that the Master Servicer is entitled to indemnification. See "SERVICING OF THE MORTGAGE LOANS--Certain Matters with Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor" in the Prospectus.


         Standards for Conduct Generally in Effecting Foreclosure or the Sale of Defaulted Loans. In connection with any foreclosure or other acquisition, any costs and expenses incurred in any such proceedings will be advanced by the Master Servicer as a Property Advance, unless the Master Servicer determines that such Advance would constitute a nonrecoverable Advance.

         If the Special Servicer elects to proceed with a non-judicial foreclosure in accordance with the laws of the state in which the Mortgaged Property is located, the Special Servicer will not be required to pursue a deficiency judgment against the related borrower, or any other liable party if the laws of the state do not permit such a deficiency judgment after a non-judicial foreclosure or if the Special Servicer determines, in its best judgment, that the likely recovery if a deficiency judgment is obtained will not be sufficient to warrant the cost, time, expense and/or exposure of pursuing the deficiency judgment and such determination is evidenced by an officer's certificate delivered to the Trustee.

         Notwithstanding any provision to the contrary, the Special Servicer will not, on behalf of the Trust Fund, obtain title to a Mortgaged Property as a result of or in lieu of foreclosure or otherwise, and will not otherwise acquire possession of, or take any other action with respect to, any Mortgaged Property if, as a result of any such action, the Trustee, for the Trust Fund or the holders of Certificates, would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of, such Mortgaged Property within the meaning of CERCLA or any comparable law, unless the Special Servicer has previously determined, based on an updated environmental assessment report prepared by an independent person who regularly conducts environmental audits, that: (i) such Mortgaged Property is in compliance with applicable environmental laws or, if not, after consultation with an environmental consultant, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring such Mortgaged Property in compliance therewith and (ii) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any currently effective federal, state or local law or regulation, or that, if any such hazardous materials are present for which such action could be required, after consultation with an environmental consultant, it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed-in-lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee, or to its nominee (which shall not include the Master Servicer or the Special Servicer) or a separate trustee or co-trustee on behalf of the Trustee as the holder of the REMIC I Certificates and the holders of Certificates. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan will be considered to be a Mortgage Loan held in the Trust Fund until such time as the related REO Property is sold by the Trust Fund and will be reduced by Net REO Proceeds allocated to principal.

         If the Trust Fund acquires a Mortgaged Property by foreclosure or deed-in-lieu of foreclosure upon a default of a Mortgage Loan, the Pooling and Servicing Agreement provides that the Special Servicer must administer such Mortgaged Property so that it qualifies at all times as "foreclosure property" within the meaning of Code Section 860G(a)(8). The Pooling and Servicing Agreement also requires that any such Mortgaged Property be managed and operated by an "independent contractor," within the meaning of applicable Treasury regulations, who furnishes or renders services to the tenants of such Mortgaged Property, unless the Special Servicer provides the Trustee with an opinion of counsel that the operation and management of the Mortgaged Property other than through an independent contractor will not cause such Mortgaged Property to fail to qualify as "foreclosure property" (which opinion will be an expense of the Trust Fund). Generally, REMIC-I will not be taxable on income received with respect to the Mortgaged Property to the extent that it constitutes "rents from real property," within the meaning of Code Section 856(c)(3)(A) and Treasury regulations thereunder. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. NO DETERMINATION HAS BEEN MADE WHETHER RENT ON ANY OF THE MORTGAGED PROPERTIES MEETS THIS REQUIREMENT. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings that are of a similar class are customarily provided with the service. NO DETERMINATION HAS BEEN MADE WHETHER THE SERVICES FURNISHED TO THE TENANTS OF THE MORTGAGED PROPERTIES ARE "CUSTOMARY" WITHIN THE MEANING OF APPLICABLE REGULATIONS. It is therefore possible that a portion of the rental income with respect to a Mortgaged Property owned by the Trust Fund, presumably allocated based on the value of any non-qualifying services, would not constitute "rents from real property." In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on a Mortgaged Property owned by REMIC-I, including but not limited to a skilled nursing care business, will not constitute "rents from real property." Any of the foregoing types of income may instead constitute "net income from foreclosure property," which would be taxable to REMIC-I at the highest marginal federal corporate rate (currently ____ %) and may also be subject to state or local taxes. Any such taxes would be chargeable against the related income for purposes of determining the Net REO Proceeds available for distribution to holders of Certificates. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES."

         The Special Servicer may offer to sell to any person any Specially Serviced Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with the servicing standards set forth in the Pooling and Servicing Agreement, that no satisfactory arrangements can be made for collection of delinquent payments thereon and such a sale would be in the best economic interests of the Trust Fund, but will, in any event, so offer to sell any REO Property no later than the time determined by the Special Servicer to be sufficient to result in the sale of such REO Property within the period specified in the Pooling and Servicing Agreement, including extensions thereof. The Special Servicer will give the Trustee not less than 10 Business Days' prior written notice of its intention to sell any Specially Serviced Mortgage Loan or REO Property, in which case the Special Servicer will accept any offer received from any person that is determined by the Special Servicer to be a fair price for such Specially Serviced Mortgage Loan or REO Property, if the highest offeror is an Interested Person, or is determined to be such a price by the Trustee (which may be based upon updated independent appraisals received by the Trustee or the Special Servicer, as applicable), if the highest offeror is an Interested Person; provided, however, that any offer by an Interested Person in the amount of the Repurchase Price shall be deemed to be a fair price. "Interested Person" means the Depositor, 'the Master Servicer, the Special Servicer, the Trustee, any borrower or property manager of a Mortgaged Property, an independent contractor engaged by the Special Servicer to manage or operate an REO Property or any affiliate of any of the foregoing. Notwithstanding anything to the contrary herein, neither the Trustee, in its individual capacity, nor any of its affiliates may offer for or purchase any Specially Serviced Mortgage Loan or any REO Property. In addition, the Special Servicer may accept an offer that is not the highest offer if it determines, in accordance with the servicing standard stated in the Pooling and Servicing Agreement, that acceptance of such offer would be in the best interests of the holders of Certificates (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable).

AMENDMENTS, MODIFICATIONS AND WAIVERS

         Neither the Master Servicer nor the Special Servicer may modify, amend, waive or otherwise consent to the change of the stated maturity date of any Mortgage Loan, the payment of principal of, or interest or Default Interest on, any Mortgage Loan, or any other term of a Mortgage Loan, unless (i) such modification, amendment, waiver or consent is not a "significant modification" under Section 1001 of the Code, (ii) to the extent such modification, amendment, waiver or consent would constitute a "significant modification" under Section 1001 of the Code, such Mortgage Loan is in default or a default with respect thereto is reasonably foreseeable or (iii) such modification, amendment, waiver or consent is permitted under "--Realization Upon Mortgage Loans--Appraisals for Specially Serviced Mortgage Loans" herein. Neither Master Servicer nor the Special Servicer may agree to any retroactive modification, amendment, waiver or consent.

THE TRUSTEE

         _____________________, a nationally chartered bank with its principal offices in _______, ________, will act as Trustee pursuant to the Pooling and Servicing Agreement. The Trustee's corporate trust office is located at
____________________________________________.

         The Trustee may resign at any time by giving written notice to the Depositor, the Master Servicer, the Special Servicer and the Rating Agencies. Upon such notice of the Trustee's resignation, the Fiscal Agent will also be deemed removed and, accordingly, the Master Servicer will appoint a successor trustee, which appointment of successor trustee will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by the Rating Agencies to any Class of the Certificates as confirmed in writing by each of the Rating Agencies, and a successor fiscal agent, which, if the successor trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, will be confirmed in writing by each of the Rating Agencies that such appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. If no successor trustee and successor fiscal agent is appointed within 30 days after the giving of such notice of resignation, the resigning Trustee and departing Fiscal Agent may petition any court of competent jurisdiction for appointment of a successor trustee and successor fiscal agent.

         The Depositor or the Master Servicer may remove the Trustee and the Fiscal Agent if, among other things, the Trustee teases to be eligible to continue as such under the Pooling and Servicing Agreement or if at any time the Trustee or the Fiscal Agent becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the Trustee or the Fiscal Agent or its property is appointed or any public officer takes charge or control of the Trustee or the Fiscal Agent or of its property. The holders of Certificates evidencing a majority of the aggregate Voting Rights may remove the Trustee and the Fiscal Agent upon written notice to the Master Servicer, the Special Servicer, the Depositor, the Trustee and the Fiscal Agent. Any resignation or removal of the Trustee and the Fiscal Agent and appointment of a successor trustee and, if such trustee is not rated by each Rating Agency in one of its two highest long-term debt rating categories, fiscal agent will not become effective until acceptance of the appointment by the successor trustee and, if necessary, fiscal agent.

         The "Voting Rights" assigned to each Class shall be (i) 0% in the case of the Residual Certificates, (ii) in the case of any other Class of P&I Certificates, a percentage equal to the product of (x) [ %] so long as the Class A-EC Notional Balance is greater than zero and [ %] thereafter and (y) a fraction, the numerator of which is equal to the aggregate outstanding Certificate Balance of such Class and the denominator of which is equal to the aggregate outstanding Certificate Balances of all such Classes of Certificates;
(iii) in the case of the Class A-EC Certificates, [ %] so long as the Class A-EC Notional Balance is greater than zero, and 0% thereafter; (iv) [ %] in the Case of Class K-l Certificates; and (v) [ %] in the case of Class K-2 Certificates. The Voting Rights of any Class of Certificates shall be allocated among holders of Certificates of such Class in proportion to their respective Percentage Interests; provided, however that, any Certificate held or beneficially owned by the Depositor, the Master Servicer, the Special Servicer, the Trustee, a property manager or a borrower or any affiliate thereof will be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any consent, approval or waiver that specifically relates to any such person has been obtained (unless such consent, approval or waiver is to an action that would materially and adversely affect the interests of the holders of any Class of Certificates while any such person is the holder of Certificates aggregating not less than 66 2/3% of the Percentage Interest of any such Class).

         Pursuant to the Pooling and Servicing Agreement, the Trustee will be entitled to receive a monthly fee from the Master Servicer.

         The Trust Fund will indemnify the Trustee, the Fiscal Agent and their respective directors, officers, employees, agents and affiliates against any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) arising in respect of the Pooling and Servicing Agreement or the Certificates (but only to the extent that they are expressly reimbursable under the Pooling and Servicing Agreement or are unanticipated expenses incurred by the REMIC) other than those resulting from the negligence, fraud, bad faith or willful misconduct of the Trustee and those for which such indemnified persons are indemnified pursuant to the last sentence of this paragraph. The Trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the Pooling and Servicing Agreement, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Each of the Master Servicer and the Special Servicer will indemnify the Trustee, the Fiscal Agent and their respective directors, officers, employees, agents and affiliates for similar losses incurred related to the willful misconduct, fraud, bad faith and/or negligence in the performance of the Master Servicer's or the Special Servicer's respective duties under the Pooling and Servicing Agreement or by reason of reckless disregard of the Master Servicer's or the Special Servicer's respective obligations and duties under the Pooling and Servicing Agreement.

DUTIES OF THE TRUSTEE

         The Trustee, the Fiscal Agent, the Special Servicer and Master Servicer will make no representation as to the validity or sufficiency of the Pooling and Servicing Agreement, the Certificates, this Prospectus Supplement or the validity, enforceability or sufficiency of the

Mortgage Loans or related documents. The Trustee and the Fiscal Agent will not be accountable for the use or application by the Depositor of any Certificates or of the proceeds of such Certificates, or for the use of or application of any funds paid to the Depositor, the Master Servicer or the Special Servicer in respect of the Mortgage Loans, or any funds deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer or the Special Servicer, other than with respect to any funds held by the Trustee.

         If no Event of Default has occurred of which the Trustee has actual knowledge and after the curing of all Events of Default that may have occurred, the Trustee is required to perform only those duties specifically required under the Pooling and Servicing Agreement. Upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform on their face to the requirements of the Pooling and Servicing Agreement.

         If the Master Servicer fails to make any required Advance, the Trustee, as acting or successor Master Servicer, will be required to make such Advance to the extent that such Advance is not deemed to be nonrecoverable. The Trustee will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would be nonrecoverable. The Trustee will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Master Servicer. See "--Advances" herein.

THE FISCAL AGENT

         ______________________ , a banking corporation and the corporate parent of the Trustee, will act as Fiscal Agent for the Trustee and will be obligated to make any Advance required to be made, and not made, by the Trustee under the Pooling and Servicing Agreement, provided that the Fiscal Agent will not be obligated to make any Advance that it deems to be nonrecoverable. The Fiscal Agent will be entitled to rely conclusively on any determination by the Master Servicer that an Advance, if made, would not be recoverable. The Fiscal Agent will be entitled to reimbursement for each Advance made by it in the same manner and to the same extent as the Trustee and the Master Servicer. See "--Advances" herein.

         In the event of the resignation or removal of the Trustee, the Fiscal Agent shall be entitled to resign, it being understood that the initial Fiscal Agent shall not be obligated to act in such capacity hereunder at any time that _________________________ is not the Trustee. No resignation or removal of the Fiscal Agent will become effective until a successor fiscal agent has assumed the Fiscal Agent's obligations and duties under the Pooling and Servicing Agreement and it is confirmed in writing by each of the Rating Agencies that the appointment of such successor fiscal agent will not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will be entitled to receive a monthly servicing fee (the "Servicing Fee") for each _______________________ equal to a per annum rate of _______ % and for each Mortgage Loan equal to a per annum rate of %

(the "Servicing Fee Rate") on the then outstanding principal balance of such Mortgage Loan calculated on the basis of a 360-day year consisting of twelve 30-day months. The Servicing Fee relating to each Mortgage Loan will be retained by the Master Servicer from payments and collections (including Insurance Proceeds and Liquidation Proceeds) in respect of such Mortgage Loan. The Master Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in the Reserve Accounts (to the extent consistent with applicable law and the related Mortgage Loan documents), the Collection Account and the Distribution Account,
(ii) all amounts collected with respect to the Mortgage Loans (that are not Specially Serviced Mortgage Loans) in the nature of late payment charges, late fees, NSF check charges (including with respect to Specially Serviced Mortgage Loans), loan service transaction fees, extension fees, demand fees, modification fees, assumption fees, beneficiary statement charges and similar fees and charges (but not including any Prepayment Premiums so long as the A-EC Notional Balance is greater than zero or Default Interest), (iii) Financial and Lease Reporting Fees (with respect to any Mortgage Loan that is not a Specially Serviced Mortgage Loan and to the extent permitted under the related Mortgage
Loan) and (iv) any Prepayment Interest Surplus (to the extent not offset against any Prepayment Interest Shortfall in accordance with the provisions of the Pooling and Servicing Agreement).

         The Master Servicer will pay all expenses incurred in connection with its responsibilities under the Pooling and Servicing Agreement (subject to reimbursement as described herein), including all fees of any sub-servicers retained by it, all fees payable to the Trustee and the various expenses of the Master Servicer specifically described herein.

SPECIAL SERVICING

         _____________________________ will be the initial Special Servicer. [The Special Servicer may be removed without cause and a successor Special Servicer appointed (i) first, by the holders of the majority of the aggregate Voting Rights of the Class H and Class J Certificates at such time as Realized Losses allocated to the Class K-1 Certificates equal or exceed 75% of the initial Certificate Balance of such Class, but only until such time as Realized Losses allocated to the Class H and the Class J Certificates equal or exceed 50% of the aggregate initial Certificate Balances of such Classes; (ii) second, by the holders of the majority of the aggregate Voting Rights of the Class G Certificates, but only until such time as Realized Losses allocated to the Class G Certificates equal or exceed 50% of the initial Certificate Balance of such Class; and (iii) thereafter, by the holders of the majority of the aggregate Voting Rights of the second most subordinate Class of Certificates then outstanding, but only until such time as Realized Losses allocated to the most subordinate Class equals or exceeds 50% of the initial Certificate Balance of such Class.]

         Notwithstanding the foregoing, the removal of the Special Servicer and the appointment of a successor Special Servicer shall not be effective until
(i) the successor Special Servicer has assumed in writing all of the responsibilities, duties and liabilities of the Special Servicer hereunder pursuant to an agreement satisfactory to the Trustee, and (ii) each of the Rating Agencies confirms to the Trustee in writing that such appointment and assumption shall not result, in and of itself, in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of Certificates.

         The duties of the Special Servicer relate primarily to Specially Serviced Mortgage Loans and to any REO Property. The Pooling and Servicing Agreement will define a "Specially Serviced Mortgage Loan" to include any Mortgage Loan with respect to which: (i) the related borrower is 60 or more days delinquent in the payment of principal and interest (regardless of whether in respect thereof P&I Advances have been reimbursed); (ii) the borrower under which has expressed to the Master Servicer an inability to pay or a hardship in paying the Mortgage Loan in accordance with its terms; (iii) the Master Servicer has received notice that the borrower has become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing the inability to pay its debts as they come due or made an assignment for the benefit of creditors; (iv) the Master Servicer has received notice of a foreclosure or threatened foreclosure of any lien on the Mortgaged Property securing the Mortgage Loan; (v) a default of which the Master Servicer has notice (other than a failure by the borrower to pay principal or interest) and which materially and adversely affects the interests of the Certificateholders has occurred and remained unremedied for the applicable grace period specified in the Mortgage Loan (or, if no grace period is specified, 60 days); provided, that a default requiring a Property Advance will be deemed to materially and adversely affect the interests of Certificateholders; (vi) the borrower has failed to make a Balloon Payment (except in the case where the Master Servicer and the Special Servicer agree in writing that such Mortgage Loan is likely to be paid in full within 30 days after such default); or (vii) the Master Servicer proposes to commence foreclosure or other workout arrangements; provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (a) with respect to the circumstances described in clauses (i) and (vi) above, when the borrower thereunder has brought the Mortgage Loan current (with respect to the circumstances described in clause (vi), pursuant to any workout recommended by the Special Servicer) and thereafter made three consecutive full and timely Monthly Payments, (b) with respect to the circumstances described in clauses (ii) and (iv) above, when such circumstances cease to exist in the good faith judgment of the Special Servicer and with respect to the circumstances described in clauses (iii) and (vii), when such circumstances cease to exist or (c) with respect to the circumstances described in clause (v) above, when such default is cured; provided, in any such case, that at that time no circumstance exists (as described above) that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

         Pursuant to the Pooling and Servicing Agreement, the Special Servicer will be entitled to certain fees, including a special servicing fee (the "Special Servicing Fee") equal to 1/12th of [0.____%] on a monthly basis of the Scheduled Principal Balance of each related Specially Serviced Mortgage Loan. The Special Servicer will also receive with respect to any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated (except in connection with the repurchase of a Mortgage Loan as described under "DESCRIPTION OF THE MORTGAGE POOL--Representations and Warranties; Repurchase"), in addition to the Special Servicing Fee, a disposition fee (the "Disposition Fee") equal to the product of (A) the excess, if any, of (x) the proceeds of the sale or liquidation of any Specially Serviced Mortgage Loan or REO Property over (y) any broker's commission and related brokerage referral fees and (B) (x) [ ____ %], if such sale or liquidation occurs prior to 12 months following the date on which the Mortgage Loan initially became a Specially Serviced Mortgage Loan or (y) [
____ %], if such sale or liquidation occurs upon or after the expiration of such 12-month period. Furthermore, the Special Servicer shall be entitled to receive, as additional servicing compensation, a workout fee (the "Workout Fee") equal to the product of _____ % and the amount of Net Collections received by the Master Servicer or the Special Servicer with respect to each Corrected Mortgage Loan. If any Corrected Mortgage Loan again becomes a Specially Serviced Mortgage Loan, any right to the Workout Fee with respect to such Mortgage Loan earned in connection with the initial modification, restructuring or workout thereof shall terminate, and the Special Servicer shall be entitled to a new Workout Fee for such Mortgage Loan upon resolution or workout of the subsequent event-of default under such Mortgage Loan. If the Special Servicer is terminated for any reason it will retain the right to receive any Workout Fees payable in respect of any Mortgage Loans that become Corrected Mortgage Loans during the period that it acted as Special Servicer (and the successor Special Servicer will not be entitled to any portion of such Workout Fees), in each case until the Workout Fees for any Mortgage Loan cease to be payable in accordance with this paragraph. Each of the foregoing fees, along with certain expenses related to special servicing of a Mortgage Loan, will be payable out of funds otherwise available to pay principal and interest on the Certificates. The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account and (ii) to the extent permitted under the related Mortgage Loan, all amounts collected with respect to the Specially Serviced Mortgage Loans in the nature of late payment charges, late fees, assumption fees, loan modification fees, extension fees, Financial and Lease Reporting Fees (to the extent such fees are not required to be remitted to the related borrower pursuant to the related Note), loan service transaction fees, beneficiary statement charges or similar items (but not including any Default Interest or Prepayment Premiums), in each case to the extent received with respect to any Specially Serviced Mortgage Loan and not required to be deposited or retained in the Collection Account pursuant to the Pooling and Servicing Agreement.

         "Corrected Mortgage Loan" means any Mortgage Loan that is no longer a Specially Serviced Mortgage Loan pursuant to the first proviso to the definition of the term "Specially Serviced Mortgage Loan" as a result of the curing of any event of default under such Specially Serviced Mortgage Loan through a modification, restructuring or workout entered into by the Special Servicer.

         "Net Collections" means, with respect to any Corrected Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan and all Prepayment Premiums.

         The Special Servicer shall make its Servicing Officers available to representatives of a Consulting Certificateholder during normal business hours upon reasonable notice in order to discuss matters relating to any Specially Serviced Mortgage Loan and REO Property, except to the extent doing so is prohibited by applicable law or by any Mortgage Loan Documents. The Special Servicer may, in its sole discretion, require that an agreement governing the availability, use and disclosure of any information derived pursuant to such discussions, and which may provide indemnification to the Special Servicer for any liability or damage that may arise therefrom, be executed by the Consulting Certificateholder.

         The "Consulting Certificateholder" shall be any holder of Certificates of the most subordinate Class or the next most subordinate Class then outstanding, which Classes have an aggregate Certificate Balance of at least $
______________ .

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

         Monthly Reports. On each Distribution Date, the Trustee will forward by mail to each Certificateholder, with copies to the Depositor, the Paying Agent, the Underwriter, the Master Servicer and each Rating Agency, a statement as to such distribution setting forth for each class:

                  (i) the Pooled Principal Distribution Amount and the amount allocable to principal, included in Available Funds;

                  (ii) The Class Interest Distribution Amount distributable to such Class and the amount of Available Funds allocable thereto, together with any Class Interest Shortfall allocable to such Class;

                  (iii) The amount of any P&I Advances by the Master Servicer, the Trustee or the Fiscal Agent included in the amounts distributed to the Certificateholders;

                  (iv) The Certificate Balance of each Class of Certificates after giving effect to the distribution of amounts in respect of the Pooled Principal Distribution Amount on such Distribution Date;

                  (v) Realized Losses and their allocation to the Certificate Balance of any Class of Certificates;

                  (vi) The Scheduled Principal Balance of the Mortgage Loans as of the Due Date preceding such Distribution Date;

                  (vii) The number and aggregate principal balance of Mortgage Loans (A) delinquent one month, (B) delinquent two months, (C) delinquent three or more months, (D) as to which foreclosure proceedings have been commenced and (E) that otherwise constitute Specially Serviced Mortgage Loans, and, with respect to each Specially Serviced Mortgage Loan, the amount of Property Advances made during the related Collection Period, the amount of the P&I Advances made on such Distribution Date, the aggregate amount of Property Advances theretofore made that remain unreimbursed and the aggregate amount of P&I Advances theretofore made that remain unreimbursed;

                  (viii) With respect to any Mortgage Loan that became an REO Mortgage Loan during the preceding calendar month, the principal balance of such Mortgage Loan as of the date it became an REO Mortgage Loan;

                  (ix) As of the Due Date preceding such Distribution Date, as to any REO Property sold during the related Collection Period, the date on which the Special Servicer made a Final Recovery Determination and the amount of the proceeds' of such sale deposited into the Collection Account, and the aggregate amount of REO Proceeds and Net REO Proceeds (in each case other than Liquidation Proceeds) and other revenues collected by the Special Servicer with respect to each REO Property during the related Collection Period and credited to the Collection Account, in each case identifying such REO Property by name;

                  (x) The outstanding principal balance of each REO Mortgage Loan as of the close of business on the immediately preceding Due Date and the appraised value of the related REO Property per the most recent appraisal obtained;

                  (xi) The amount of the servicing compensation paid to the Master Servicer with respect to such Distribution Date, and the amount of the additional servicing compensation that was paid to the Master Servicer with respect to such Distribution Date;

                  (xii) The amount of any Special Servicing Fee, Disposition Fee or Workout Fee paid to the Special Servicer with respect to such Distribution Date; and

                  (xiii) (A) The amount of Prepayment Premiums, if any, received during the related Collection Period, and
                           (B) the amount of Default Interest received during the related Collection Period.

         In the case of information furnished pursuant to subclauses (i), (ii),
(iii) and (xiii)(A) above, the amounts will be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and for each Class of Certificates for a denomination of $1,000 initial Certificate Balance or Notional Balance.

         Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a holder of a Certificate (except for a Residual Certificate) a statement containing the information set forth in subclauses (i) and (ii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

         On each Distribution Date, the Trustee will forward to each holder of a Residual Certificate a copy of the reports forwarded to the other Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates on such Distribution Date.

         Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a holder of a Residual Certificate a statement setting forth the amounts actually distributed with respect to such Certificate aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee will be deemed to have been satisfied to the extent that it provided substantially comparable information pursuant to any requirements of the Code as from time to time in force.

         In addition, the Trustee will forward to each Certificateholder any additional information, if any, regarding the Mortgage Loans that the Master Servicer or the Special Servicer, in its sole discretion, delivers to the Trustee for distribution to the Certificateholders.

         Certain information made available in the Distribution Date statements referred to above may be obtained by calling _______________ and requesting statement number _____ or such other mechanism as the Trustee may have in place from time to time.


         Other Available Information. The Master Servicer or the Special Servicer, if applicable, will promptly give notice to the Trustee, who will provide a copy to each Certificateholder, each Rating Agency, the Depositor, the Underwriters, _________, _____ and _________, of (a) any notice from a borrower or insurance company regarding an upcoming voluntary or involuntary prepayment (including that resulting from a Casualty or Condemnation) of all or part of the related Mortgage Loan (provided that a request by a borrower or other party for a quotation of the amount necessary to satisfy all obligations with respect to a Mortgage Loan will not, in and of itself, be deemed to be such notice); and (b) of any other occurrence known to it with respect to a Mortgage Loan or REO Property that the Master Servicer or the Special Servicer determines would have a material effect on such Mortgage Loan or REO Property, which notice will include an explanation as to the reason for such material effect (provided that any extension of the term of any Mortgage Loan will be deemed to have a material effect).

         In addition to the other reports and information made available and distributed to the Depositor, the Underwriters, the Trustee or the Certificateholders pursuant to other provisions of the Pooling and Servicing Agreement, the Master Servicer and the Special Servicer will, in accordance with such reasonable rules and procedures as it may adopt (which may include the requirement that an agreement governing the availability, use and disclosure of such information, and which may provide indemnification to the Master Servicer or the Special Servicer, as applicable, for any liability or damage that may arise therefrom, be executed to the extent the Master Servicer or the Special Servicer, as applicable, deems such action to be necessary or appropriate), also make available any information relating to the Mortgage Loans, the Mortgaged Properties or the borrower for review by the Depositor, the Underwriters, the Trustee, the Certificateholders and any other persons to whom the Master Servicer or the Special Servicer, as the case may be, believes such disclosure is appropriate, in each case except to the extent doing so is prohibited by applicable law or by any documents related to a Mortgage Loan.

         The Trustee will also make available during normal business hours, for review by the Depositor, the Rating Agencies, any Certificateholder, the Underwriters, any person identified to the Trustee by a Certificateholder as a prospective transferee of a Certificate and any other persons to whom the Trustee believes such disclosure is appropriate, the following items: (i) the Pooling and Servicing Agreement, (ii) all monthly statements to Certificateholders delivered since the closing date, (iii) all annual statements as to compliance delivered to the Trustee and the Depositor and (iv) all annual independent accountants' reports delivered to the Trustee and the Depositor. The Master Servicer or the Special Servicer, as appropriate, will make available at its offices during normal business hours, for review by the Depositor, the Underwriters, the Trustee, the Rating Agencies, any Certificateholder, any person identified to the Master Servicer or the Special Servicer, as applicable, by a Certificateholder as a prospective transferee of a Certificate any other persons to whom the Master Servicer or the Special Servicer, as applicable, believes such disclosure is appropriate, the following items: (i) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the property inspections conducted by the Master Servicer or the Special Servicer, as applicable, (ii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer and (iii) any and all officer's certificates and other evidence delivered to the Trustee and the Depositor to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance, in each case except to the extent doing so is prohibited by applicable laws or by any documents related to a Mortgage Loan. The Master Servicer, the Special Servicer and the Trustee will be permitted to require payment (other than from any Rating Agency) of a sum sufficient to cover the reasonable costs and expenses incurred by it in providing copies of or access to any of the above information.

         The Master Servicer will, on behalf of the Trust Fund, prepare, sign and file with the Commission any and all reports, statements and information respecting the Trust Fund that the Master Servicer or the Trustee determines are required to be filed with the Commission pursuant to Sections 13(a) or 15(d) of the 1934 Act, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Notwithstanding the foregoing, the Depositor will file with the Commission, within 15 days of the closing date, a Form 8-K together with the Pooling and Servicing Agreement.

         None of the Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or other third party for inclusion in any notice or in any other report or information furnished or provided by the Master Servicer, the Special Servicer or the Trustee hereunder, and the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to any statement or omission or alleged statement or omission therein, including any liability related to the inclusion of such information in any report filed with the Commission.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         For federal income tax purposes, three separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund, creating three REMICs. Upon the issuance of the Offered Certificates, O'Melveny & Myers LLP will deliver its opinion, generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement,
(i) each pool of assets with respect to which a REMIC election is made will qualify as a REMIC under the above Internal Revenue Code of 1986 (the "Code"), and (ii) (a) the Class A-1, Class A-2, Class A-3, Class A-EC, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J. Class K-1 and Class K-2 Certificates will be, or will represent ownership of, REMIC "regular interests" and (b) each residual interest will be the sole "residual interest" in the related REMIC. Holders of the Offered Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting regardless of such Certificateholders' usual methods of accounting.

         Because they represent regular interests, the Regular Certificates generally will be treated as newly originated debt instruments for federal income tax purposes. Holders of such Classes of Certificates will be required to include in income all interest on such Certificates in accordance with the accrual method of accounting, regardless of a Certificateholder's usual method of accounting. Except as discussed with respect to the [Class A-EC, Class G, Class H, Class J, Class K-1 and Class K-2] Certificates, the Certificates are not expected to be treated for federal income tax reporting purposes as having been issued with original issue discount. The Class A-EC and Class K-2 Certificates constitute interest only Classes and the Class K-l Certificates constitute a principal only Class. These Certificates, together with the [Class G, Class H and Class J Certificates], will be deemed to have been issued with original issue discount ("OID"). The Trustee intends to treat the Class A-EC and Class K-2 Certificates as having no "qualified stated interest." Accordingly, the Class A-EC and Class K-2 Certificates will be considered to be issued with OID in an amount equal to the excess of all distributions of interest expected to be received thereon over their respective issue prices (including accrued interest, if any, unless the holder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date). In addition, the Class K-l Certificates will be issued with OID in an amount equal to the excess of the initial principal balance thereof over their issue price. Any "negative" amounts of OID on the Class A-EC or Class K-2 Certificates attributable to rapid prepayments with respect to the Mortgage Loans will not be deductible currently, but may be offset against future positive accruals of OID, if any. However, the holder of a Class A-EC or Class K-2 Certificate may be entitled to a loss deduction to the extent it becomes certain that such holder will not recover a portion of its basis in such Certificate. No representation is made as to the timing, amount or character of such loss, if any. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES." For the purposes of determining the rate of accrual of market discount, original issue discount and premium for federal income tax purposes, it has been assumed that the Mortgage Loans will prepay at the rate of % CPR and that the Trust Fund will be terminated on the Distribution Date occurring in _________ pursuant to the auction termination procedure described herein. No representation is made as to whether the Mortgage Loans will prepay at that rate or any other rate or whether the Trust Fund will be terminated on such date. If it were ultimately determined that market discount, original issue discount and premium should be amortized over the longer term of the Mortgage Loans disregarding the assumed termination of the Trust Fund in , the [Class G, Class H. Class J, Class K-l and Class K-2] Certificates would recognize less original issue discount in the years prior to and including _________ and the Class R-I, R-II and R-III Certificateholders would realize greater excess inclusion income in such years. Although it is unclear whether the [Class A-EC, Class G, Class H, Class J and Class K-2 Certificates] will qualify as "variable rate instruments" under the OID Regulations, it will be assumed for purposes of determining the original issue discount thereon that such Certificates so qualify. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.

         Certain Classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a Class of Certificates will be treated as holding a Certificate with amortizable bond premium will depend on such Certificateholder's purchase price. Holders of such Classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize any such premium. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.

         Offered Certificates held by a mutual savings bank or domestic building and loan association will represent interests in "qualifying real property loans" within the meaning of Section 593(d) of the Code. Offered Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and income with respect to Offered Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Offered Certificates held by a domestic building and loan association will generally constitute "a regular or a residual interest in a REMIC" with the meaning of
Section 7701(a)(19)(C)(xi) of the Code only in the proportion that the Mortgage Loans are secured by multifamily apartment buildings. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC and its Holders" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES--Taxation of the REMIC" in the Prospectus.

         DUE TO THE COMPLEXITY OF THESE RULES AND THE CURRENT UNCERTAINTY AS TO THE MANNER OF THEIR APPLICATION TO THE TRUST FUND AND CERTIFICATEHOLDERS, IT IS PARTICULARLY IMPORTANT THAT POTENTIAL INVESTORS CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THEIR ACQUISITION, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.

                             ERISA CONSIDERATIONS
SUMMARY

         The Subordinate Certificates may not be purchased by or transferred to
(A) an employee benefit plan or other retirement arrangement, including an individual retirement account or a Keogh plan, which is subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or a governmental plan subject to any federal, state or local law ("Similar Law") that is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Plans"), (B) a collective investment fund in which such Plans are invested, (C) other persons acting on behalf of any such Plan or using the assets of any such Plan or any entity whose underlying assets include plan assets by reason of a Plan's investment in the entity (within the meaning of Department of Labor Regulations Section 2510.3-101), or (D) an insurance company that is using assets of any insurance company separate account or general account in which the assets of such Plans are invested (or which are deemed pursuant to ERISA or any Similar Law to include assets of such Plans) other than an insurance company using the assets of its general account under circumstances whereby the purchase and the subsequent holding of such Certificates would not constitute or result in a prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code or a materially similar characterization under any Similar Law. Each prospective transferee of a Certificate will be required to deliver to the Depositor, the Certificate Registrar and the Trustee either: (i) a transferee representation letter, substantially in the form of Exhibit D-2 to the Pooling and Servicing Agreement, stating that such prospective transferee is not a person referred to in clause (A), (B), (C) or
(D) above, or (ii) an opinion of counsel which establishes to the satisfaction of the Depositor, the Trustee and the Certificate Registrar that the purchase and holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the fiduciary responsibility or prohibited transaction provision of ERISA, the Code or any Similar Law, and will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 or 407 of ERISA, Section 4975 of the Code or any Similar Law, and will not subject the Master Servicer, the Special Servicer, the Depositor, the Trustee or the Certificate Registrar to any obligation of liability (including obligations or liabilities under ERISA or Section 4975 of the Code), which opinion of counsel will not be an expense of the Trustee, the Trust Fund, the Master Servicer, the Special Servicer, the Certificate Registrar or the Depositor.

         TO THE EXTENT ANY OFFERED CERTIFICATE IS IN BOOK-ENTRY FORM, THE HOLDER OF BENEFICIAL INTEREST IN SUCH CERTIFICATE AND ANY TRANSFEREE THEREOF SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT A PERSON REFERRED TO IN CLAUSES (A), (B), (C) OR (D) ABOVE.

         None of the Residual Certificates may be purchased by or transferred to a Plan. Accordingly, the following discussion does not purport to discuss the considerations under ERISA or Code Section 4975 with respect to the purchase, holding or disposition of the Residual Certificates.


CERTAIN REQUIREMENTS UNDER ERISA

         General. ERISA and the Code impose certain duties and restrictions on Plans and certain persons who perform services for Plans. In accordance with ERISA's general fiduciary standards, before investing in a Certificate a Plan fiduciary should determine whether to do so is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. A Plan fiduciary should especially consider the ERISA requirement of investment prudence and the sensitivity of the return on the Certificates to the rate of principal repayments (including voluntary prepayments by the borrowers and involuntary liquidations) on the Mortgage Loans, as discussed in "YIELD AND MATURITY CONSIDERATIONS" herein.

         Parties in Interest/Disqualified Persons. Other provisions of ERISA (and corresponding provisions of the Code) prohibit certain transactions involving the assets of a Plan and persons who have certain specified relationships to the Plan (so-called "parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). The Depositor, the Underwriters, the Master Servicer, the Special Servicer or the Trustee or certain affiliates thereof might be considered or might become "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA and the Code unless an administrative exemption described below or some other exemption is available. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Underwriters, the Master Servicer, the Special Servicer or the Trustee or an affiliate thereof either: (i) has discretionary authority or control with respect to the investment or management of such assets of such Plan, or (ii) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.

         Delegation of Fiduciary Duty. Further, if the assets included in the Trust Fund were deemed to constitute Plan assets, it is possible that a Plan's investment in the Certificates might be deemed to constitute a delegation under ERISA of the duty to manage Plan assets by the fiduciary deciding to invest in the Certificates, and certain transactions involved in the operation of the Trust Fund might be deemed to constitute prohibited transactions under ERISA and the Code. Neither ERISA nor the Code define the term "plan assets."

         The United States Department of Labor has issued regulations (the "Plan Asset Regulations") concerning whether a Plan's assets will be considered to include an interest in the underlying assets of an entity (such as the Trust
Fund) for purposes of the general fiduciary responsibility provisions of ERISA, as well as for the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" (such as a Certificate) in an entity.

         Certain exceptions are provided in the Plan Asset Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an interest in the underlying assets of a Trust Fund. However, the Depositor cannot predict in advance, nor can there be any continuing assurance whether such exceptions may be applicable, because of the factual nature of certain of the rules set forth in the Plan Asset Regulations. For example, one of the exceptions in the Plan Asset Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "benefit plan investors," which are defined as Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans), but this exception is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market.

ADMINISTRATIVE EXEMPTIONS

         Individual Administrative Exemptions. The Department has granted to Prudential Securities Incorporated an individual administrative exemption (Prohibited Transaction Exemption 90-32, 55 Fed. Reg. 23147 (June 6, 1990, as amended by Prohibited Transaction Exemption 97-34, 62 Fed. Reg. 39021 (July 21,
1997)) referred to herein as the "Exemption," for certain mortgage-backed and asset-backed certificates underwritten in whole or in part by Prudential Securities Incorporated. The Exemption may be applicable to the initial purchase, the holding and the subsequent resale by a Plan of certain certificates, such as the Senior Certificates, underwritten by the Underwriters, representing interests in pass-through trusts that consist of certain receivables, loans and other obligations, provided that the conditions and requirements of the Exemption are satisfied. The loans described in the Exemption include mortgage loans such as the Mortgage Loans.

Among the conditions that must be satisfied for the Exemption to apply are the following:

                  (1) The acquisition of Certificates by a Plan is on terms (including the price for the Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

                  (2) The rights and interests evidenced by Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

                  (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Moody's Investors Service, Fitch IBCA, Inc., Standard & Poors, or Dufff & Phelps;

                  (4) The Trustee must not be an affiliate of any of the Depositor, the Underwriters, the Master Servicer, the Special Servicer (if any), any obligor with respect to the Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized balance of the assets in the Trust Fund, or any affiliate of such parties (the "Restricted Group");

                  (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the mortgage loans to the Trust represents not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the Master Servicer and any other Servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

                  (6) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the 1933 Act.

In addition the Trust must also meet the following requirements:

                  (a) The corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

                  (b) Certificates in such other investment pools must have been rated in one of the three highest rating categories of Moody's Investors Service, Fitch IBCA, Inc., Standard & Poors, or Dufff & Phelps for at least one year prior to the Plan's acquisition of the certificates pursuant to the Exemption; and

                  (c) Certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the Certificates pursuant to the Exemption.

         If the conditions of the Exemption are met, the acquisition, holding and resale of Certificates by Plans would be exempt from the prohibited transaction provisions of ERISA and the Code (regardless of whether a Plan's assets would be considered to include an ownership interest in the Mortgage Loans in the Mortgage Pool).

         Moreover, the Exemption provides relief from certain self-dealing/conflict-of-interest prohibited transactions that may occur if a Plan fiduciary causes a Plan to acquire certificates in a trust in which the fiduciary (or its affiliate) is an obligor on the receivables, loans or obligations held in the trust provided that, among other requirements, (i) in the case of an acquisition in connection with the initial issuance of certificates, at least 50% of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group; and at least 50% of the aggregate interest in the trust is acquired by persons independent of the Restricted Group; (ii) such fiduciary (or its affiliate) is an obligor with respect to 5% or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates of any class does not exceed 25% of all of the certificates of that class outstanding at the time of the acquisitions; and (iv) immediately after the acquisition no more than 25% of the assets of the Plan with respect to which such person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or served by the same entity.

         The Exemption does not apply to the purchasing or holding of Certificates by Plans sponsored by the Depositor, the Underwriters, the Trustee, the Master Servicer, the Special Servicer, any obligor with respect to Mortgage Loans included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund or any affiliate of such parties (the "Restricted Group").

         THE CHARACTERISTICS OF THE SUBORDINATE CERTIFICATES AND THE RESIDUAL CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, THE SUBORDINATE CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN OR PERSON ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY SUCH PLAN, OTHER THAN AN INSURANCE COMPANY USING ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES IN WHICH SUCH PURCHASE OR TRANSFER WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION. THE RESIDUAL CERTIFICATES MAY NOT BE PURCHASED BY OR TRANSFERRED TO A PLAN.

         Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided by the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Senior Certificates. Any fiduciary of a Plan (including an entity that is deemed to hold Plan assets for purposes of ERISA and the Code) considering whether to purchase a Senior Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment and the availability of the Exemption.

         THE SALE OF SENIOR CERTIFICATES TO A PLAN IS IN NO RESPECT A REPRESENTATION BY THE DEPOSITOR, THE UNDERWRITERS OR ANY OTHER MEMBER OF THE RESTRICTED GROUP THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY OR ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY OR ANY PARTICULAR PLAN.

EXEMPT PLAN

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA or Code Section 4975. However, such a governmental plan may be subject to a Similar Law. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any Similar Law.


UNRELATED BUSINESS TAXABLE INCOME; RESIDUAL CERTIFICATES

         The purchase of a Residual Certificate by any employee benefit plan qualified under Code Section 401(a) and exempt from taxation under Code Section 501(a), including most varieties of ERISA Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of Residual Certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a Residual Certificate on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511 including certain governmental plans, as discussed above under the caption "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus. Accordingly, Plans may not purchase Residual Certificates.

                               LEGAL INVESTMENT

         [The Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").] The appropriate characterization of the Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Certificates, may be subject to significant interpretive uncertainties.

         The Depositor makes no representations as to the proper characterization of the Certificates for legal investment purposes, financial institution regulatory purposes or other purposes or as to the ability of particular investors to purchase the Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates constitute a legal investment or are subject to investment, capital or other restrictions.

                             PLAN OF DISTRIBUTION

         Prudential Securities Incorporated and __________________ (the "Underwriters") have agreed, severally and not jointly, pursuant to an Underwriting Agreement dated ____________,
    (the "Underwriting Agreement") to purchase from the Depositor the respective principal or notional amounts of Certificates set forth opposite their names below.

                  UNDERWRITER                      PRINCIPAL OR NOTIONAL
                                                         AMOUNT
Prudential Securities Incorporated.........   $
                                              --------------------------
                                              $
---------------------......................   --------------------------

         Total.............................   $

         The Offered Certificates will be offered by the Underwriters [at fixed prices as stated on this cover page of this Prospectus Supplement.] The Underwriters may effect such transactions by selling such Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters or purchasers of the Certificates for whom they may act as agent. Any dealers that participate with the Underwriters in the distribution of the Certificates purchased by the Underwriters may be deemed to be underwriters, and any discounts or commissions received by them or the Underwriters and any profit on the resale of Certificates by them or the Underwriters may be deemed to be underwriting discounts or commissions under the 1933 Act.

         The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and the Underwriters will be obligated to purchase all of the Certificates if any are purchased. The Depositor has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or contribute to payments that the Underwriters may be required to make in respect thereof.

         The Depositor also has been advised by the Underwriters that they currently expect to make a market in the Certificates, however, they have no obligation to do so. Any market making may be discontinued at any time, and there can be no assurance that an active public market for the Certificates will develop. For further information regarding any offer or sale of the Certificates pursuant to this Prospectus Supplement and the Prospectus, see "PLAN OF DISTRIBUTION" in the Prospectus.

                                USE OF PROCEEDS

         The net proceeds from the sale of Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans, to repay indebtedness that has been incurred to obtain funds to acquire the Mortgage Loans and to pay costs of structuring, issuing and underwriting the Certificates.

                                 LEGAL MATTERS

         Certain legal matters will be passed upon for the Depositor and for the Underwriters by O'Melveny & Myers LLP.

                                    RATINGS

         It is a condition to the issuance of the Certificates that the Class A-1, Class A-2, Class A-3 and Class A-EC Certificates each be rated "AAA" by ________ and "___________" by _________ ; each of the Class B Certificates be rated "AA" by ________ and "___________ " by _________ ; the Class C
Certificates be rated "A" by ________ and "__________" by _________ ; the
Class D Certificates be rated "BBB+" by ________ and "___________" by _________ ; the Class E Certificates be rated "BBB" by ____________ and "__________" by ________"; the Class F Certificates be rated "BBB-" by _______ and "__________" by ________; the Class G Certificates be rated "BB" by ______ and "___________" by ; the Class H Certificates be rated "BB-" by ________ and "_______" by ________ ; and the Class J Certificates be rated "B" by ________ and "__________" by ________ . The Class K-1, Class K-2, Class R-I, Class R-II and Class R-III Certificates are unrated.

         The Rating Agencies' ratings on mortgage pass-through certificates address the likelihood of the receipt by holders of payments to which they are entitled by the Rated Final Distribution Date. The Rating Agencies' ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. Ratings on mortgage pass-through certificates do not, however, represent an assessment of the likelihood, timing or frequency of principal prepayments by borrowers or the degree to which such prepayments (both voluntary and involuntary) might differ from those originally anticipated. The security ratings do not address the possibility that Certificateholders might suffer a lower than anticipated yield. In addition, ratings on mortgage pass-through certificates do not address the likelihood of receipt of Prepayment Premiums or the timing of the receipt thereof or the likelihood of collection by the Master Servicer of Default Interest. In general, the ratings thus address credit risk and not prepayment risk. As described herein, the amounts payable with respect to the Class A-EC Certificates consist only of interest. If the entire pool of Mortgage Loans were to prepay in the initial month, with the result that the Class A-EC Certificateholders receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such holders will nevertheless have been paid, and such result is consistent with the "AAA" and "_______" ratings received on the Class A-EC Certificates. The Class A-EC Certificate Notional Balance upon which interest is calculated is reduced by the allocation of Realized Losses and Prepayments, whether voluntary or involuntary. The Rating does not address the timing or magnitude of reductions of such Notional Balance, but only the obligation to pay interest timely on the Notional Balance as so reduced from time to time. Accordingly, the ratings of the Class A-EC Certificates should be evaluated independently from similar ratings on other types of securities.

         There can be no assurance as to whether any rating agency not requested to rate the Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by the Rating Agencies pursuant to the Depositor's request.

         The rating of the Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

                       INDEX OF SIGNIFICANT DEFINITIONS

         Definitions                                                   Page

         1933 Act..........................................................  5
         Annual Debt Service............................................... 53
         Anticipated Loss..................................................101
         Appraised LTV..................................................... 53
         Appraised Value................................................... 53
         Assumed Maturity Date.............................................  2
         Assumed Scheduled Payment......................................... 70
         Auction Fees...................................................... 81
         Auction Valuation Date............................................ 23
         Available Funds................................................... 64
         Available Funds Allocation........................................ 70
         Balloon Amount.................................................... 53
         Balloon Balance................................................... 41
         Balloon Loans..................................................... 53
         Balloon LTV....................................................... 36
         Balloon Payment................................................... 89
         Beneficial Owners................................................. 82
         Book-Entry Certificate............................................ 82
         Business Day...................................................... 18
         Cash Flow......................................................... 52
         Casualty.......................................................... 45
         Certificate Balance............................................... 16
         Certificate Registrar............................................. 85
         Class A-EC Pass-Through Rate...................................... 67
         Class A-EC Excess Interest........................................ 67
         Class A-EC Notional Balance....................................... 67
         Class A-EC Notional Component A................................... 67
         Class Interest Distribution Amount................................ 66
         Closing Date......................................................  9
         Code.............................................................. 25
         Collection Account................................................103
         Collection Period................................................. 66
         Commission........................................................  5
         Condemnation...................................................... 46
         Condemnation Proceeds............................................. 65
         Congregate Care Loan.............................................. 38
         Congregate Care Properties........................................ 38

         Constant Prepayment Rate.......................................... 91
         Corrected Mortgage Loan...........................................116
         CPR............................................................... 91
         Cross-Collateralized Loans........................................ 34
         Cut-off Date......................................................  5
         Cut-off Date Principal Balance.................................... 11
         Debt Service Coverage Ratio....................................... 11
         Default Interest.................................................. 66
         Default Rate...................................................... 66
         Definitive Certificate............................................ 82
         Delivery Date.....................................................  2
         Depositor.........................................................  3
         Depository........................................................ 18
         Determination Date................................................ 66
         Disposition Fee...................................................115
         Disqualified Organization.........................................127
         Distribution Account..............................................104
         Distribution Date................................................. 18
         DSCR.............................................................. 53
         DTC...............................................................  2
         Due Date.......................................................... 18
         Eligible Bank.....................................................105
         ERISA............................................................. 25
         Extension Advisor.................................................108
         Final Recovery Determination...................................... 77
         Fiscal Agent......................................................  4
         Form 8-K.......................................................... 60
         Indirect Participants............................................. 83
         Industrial Loan................................................... 39
         Industrial Properties............................................. 39
         Initial Pool Balance.............................................. 38
         Insurance Proceeds................................................ 65
         Interest Accrual Period........................................... 69
         Interested Person.................................................110
         Liquidation Proceeds.............................................. 65
         Loan-to-Value Ratio............................................... 49
         Loan Purchase Closing Date........................................ 40
         Lockout Period.................................................... 42
         LTV............................................................... 53
         Major Tenant...................................................... 35
         Master Servicer...................................................  4
         Master Servicer Mortgage File.....................................100

         Mini Warehouse & Office/Warehouse Loan............................ 40
         Mini Warehouse & Office/Warehouse Property........................ 49
         Mini Warehouse Loan............................................... 39
         Mini Warehouse Properties......................................... 39
         Mortgage Loans.................................................... 38
         Mortgage Pool.....................................................  3
         Mortgage Rate..................................................... 41
         Mortgaged Property................................................  3
         Multifamily Loan.................................................. 39
         Multifamily Property.............................................. 39
         Net Collections...................................................116
         Net Mortgage Rate................................................. 69
         Net Operating Income.............................................. 50
         Net REO Proceeds.................................................. 66
         NOI............................................................... 52
         Notional Balances................................................. 64
         Nursing Home Loan................................................. 39
         Nursing Home Properties........................................... 39
         Occupancy Rate.................................................... 53
         Offered Certificates.............................................   1
         Office Loan....................................................... 38
         Office Properties................................................. 38
         Office/Retail Loan................................................ 39
         Office/Retail Properties.......................................... 39
         OID...............................................................121
         P&I Advance....................................................... 11
         P&I Certificates..................................................  3
         Participants...................................................... 83
         Paying Agent...................................................... 83
         Percentage Interest............................................... 64
         Permitted Encumbrances............................................ none
         Permitted Investments.............................................105
         Plans............................................................. 26
         Pooled Principal Distribution Amount.............................. 21
         Pooling and Servicing Agreement...................................  4
         Prepayment Interest Shortfall..................................... 67
         Prepayment Interest Surplus....................................... 68
         Prepayment Premium................................................ 42
         Principal Prepayments............................................. 66
         Private Certificates.............................................. 17
         Property Advances.................................................102
         Rated Final Distribution Date.....................................  2

         Realized Loss..................................................... 77
         Record Date....................................................... 63
         Regular Certificates..............................................  1
         REMIC.............................................................  4
         REMIC I...........................................................  4
         REMIC II..........................................................  4
         REMIC III.........................................................  4
         Remittance Date...................................................101
         REO Account....................................................... 63
         REO Mortgage Loan................................................. 70
         REO Property...................................................... 63
         Repurchase Price.................................................. 65
         Reserve Accounts.................................................. 40
         Residual Certificates.............................................  1
         Restricted Group..................................................125
         Retail, Anchored Properties....................................... 39
         Retail, Anchored Loan............................................. 39
         Retail, Single Tenant Loan........................................ 39
         Retail, Single Tenant Properties.................................. 39
         Retail, Unanchored Loan........................................... 38
         Retail, Unanchored Properties..................................... 39
         Scenarios......................................................... 92
         Scheduled Final Distribution Date................................. 78
         Scheduled Principal Balance....................................... 77
         Senior Certificates...............................................  3
         Senior Principal Distribution Cross-Over Date..................... 75
         Seriously Delinquent Loan.........................................102
         Servicing Fee.....................................................113
         Servicing Fee Rate................................................114
         Similar Law.......................................................112
         SMMEA.............................................................127
         Special Servicer..................................................  1
         Special Servicing Fee.............................................115
         Specially Serviced Mortgage Loan..................................102
         Subordinate Certificates..........................................  3
         Trust Fund........................................................  3
         Trustee...........................................................  4
         Trustee Mortgage File............................................. 97
         Underwriters......................................................  2
         Underwriting Agreement............................................128
         Underwritten Cash Flow............................................ 50
         Underwritten DSCR................................................. 53
         Underwritten NOI.................................................. 50
         Unscheduled Payments.............................................. 65
         Updated Appraisal.................................................107

         Voting Rights..................................................... 84
         Weighted Average Net Mortgage Rate................................ 69
         Weighted Average Unmodified Net Mortgage Rate..................... 69
         Workout Fee....................................................... 46
         Zoning Laws....................................................... 34

         No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Prospectus Supplement or the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Depositor or the Underwriters. This Prospectus Supplement and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction. Neither the delivery of this Prospectus Supplement or the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that the information herein is correct as of any time subsequent to the date hereof or that there has been no change in the affairs of the Depositor since such date.

                              $-----------------





                              Commercial Mortgage
                           Pass-Through Certificates
                                    Series






                             PROSPECTUS SUPPLEMENT










             Prudential Securities Secured Financing Incorporated




                            ________________, 1998

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

AVAILABLE INFORMATION..................................................  S-5

EXECUTIVE SUMMARY......................................................  S-5

SUMMARY OF TERMS.......................................................  S-16

RISK FACTORS...........................................................  S-27
         Investment in Commercial and Multifamily Loans................  S-27
         Prepayment and Yield Considerations...........................  S-35
         Limited Liquidity.............................................  S-38

DESCRIPTION OF THE MORTGAGE POOL.......................................  S-38
         General  .....................................................  S-38
         Security for the Mortgage Loans...............................  S-40
         Certain Terms and Conditions of the Mortgage Loans............  S-41
         Certain Characteristics of the Mortgage Pool..................  S-46
         Changes in Mortgage Pool Characteristics......................  S-59
         Representations and Warranties; Repurchase....................  S-61

PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION....................  S-62

MORTGAGE LOAN SELLERS..................................................  S-62

DESCRIPTION OF THE CERTIFICATES........................................  S-62
         General  .....................................................  S-62
         Distributions.................................................  S-63
         Scheduled Final Distribution Date.............................  S-78
         Subordination.................................................  S-79
         Additional Rights of the Residual Certificates................  S-79
         Early Termination.............................................  S-80
         Auction  .....................................................  S-80
         Registration and Transfer.....................................  S-85

YIELD AND MATURITY CONSIDERATIONS......................................  S-86
         Yield Considerations..........................................  S-86
         Weighted Average Life.........................................  S-91

THE POOLING AND SERVICING AGREEMENT....................................  S-97
         General  .....................................................  S-97
         Assignment of the Mortgage Loans..............................  S-97
         Servicing of the Mortgage Loans; Collection of Payments....... S-100
         Advances ..................................................... S-101
         Accounts ..................................................... S-103
         Withdrawals from the Collection Account....................... S-105
         Enforcement of "Due-on-Sale" and "Due-on-Encumbrance" Clauses. S-106

         Inspections; Appraisals....................................... S-107
         Realization Upon Mortgage Loans............................... S-107
         Amendments, Modifications and Waivers......................... S-111
         The Trustee................................................... S-111
         Duties of the Trustee......................................... S-112
         The Fiscal Agent.............................................. S-113
         Servicing Compensation and Payment of Expenses................ S-113
         Special Servicing............................................. S-114
         Reports to Certificateholders; Available Information.......... S-117

MATERIAL FEDERAL INCOME TAX CONSEQUENCES............................... S-120

ERISA CONSIDERATIONS................................................... S-122

         Certain Requirements Under ERISA.............................. S-123
         Administrative Exemptions..................................... S-124
         Exempt Plan................................................... S-127
         Unrelated Business Taxable Income; Residual Certificates...... S-127

LEGAL INVESTMENT....................................................... S-127

PLAN OF DISTRIBUTION................................................... S-128

USE OF PROCEEDS........................................................ S-128

LEGAL MATTERS.......................................................... S-129

RATINGS  .............................................................. S-129

                               EXPLANATORY NOTE

                  Immediately following this explanatory note there are eight separate sets of alternative pages labeled in the upper right corner as follows: "Version 1: Multifamily Properties", "Version 2: Office Properties", "Version 3: Retail Properties", "Version 4: Hotel and Motel Properties", "Version 5: Health Care-Related Properties", "Version 6: Industrial Properties", "Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities", "Version 8: Mobile Home Parks". Each such "version" contains inserts to the Prospectus and each Prospectus Supplement included herein showing the text specific to a material concentration in each of the eight specified types of properties (i.e. multifamily properties, office properties, retail properties, hotel and motel properties, health care-related facilities, industrial properties, warehouse, mini-warehouse and self-storage facilities, and mobile home parks).

                  The above described eight "versions" of changes to the Prospectus and each Prospectus Supplement included herein are being filed with this Registration Statement for purposes of identifying changes that will be made thereto as a result of a material concentration in any of the eight specified types of properties in any specific securitization transaction. Depending on the types of properties that involve a material concentration in any particular transaction, the respective changes to the Prospectus and each Prospectus Supplement from one or more of the above described "versions" would be included in the specific Prospectus and Prospectus Supplement for that transaction. When multiple sets of inserts are to be included in the specific Prospectus and Prospectus Supplement for any particular transaction, such inserts will be included in each appropriate location in an order that goes from highest material concentration to lowest material concentration (provided that single-sentence inserts that simply identify properties that involve a material concentration may be combined but will still present such properties in the aforementioned order). The specific Prospectus and Prospectus Supplement for each particular transaction reflecting such changes, together with the corresponding Prospectus Supplement, would be filed at the time and in the manner provided by Rule 424 under the Securities Act of 1933.

                                             Version 1: Multifamily Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Multifamily properties consisting of multiple rental or cooperatively owned dwellings will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                             Version 1: Multifamily Properties

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                 SUBJECT TO COMPLETION, DATED ___________, 1998.


                                  PROSPECTUS

                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Multifamily properties consisting of multiple rental or cooperatively owned dwelling will represent security for a material concentration of the Mortgage Loans (and the underlying the MBS included in a particular Trust
Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]

                                             Version 1: Multifamily Properties

The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                             Version 1: Multifamily Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

              RISKS PARTICULAR TO MULTIFAMILY RENTAL PROPERTIES.

                  Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged for rental units, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels without a corresponding decrease in expenses. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase single-family housing rather than continue to lease housing or the characteristics of a neighborhood may change over time or in relation to newer developments. Further, the cost of operating a multifamily rental property may increase, including the cost of utilities and the costs of required capital expenditures. Also, multifamily rental properties may be subject to rent control laws which could impact the future cash flows of such properties.

                  Certain multifamily rental properties are eligible to receive low-income housing tax credits pursuant to Section 42 of the Code ("Section 42 Properties"). However, rent limitations associated therewith may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, the income restrictions on tenants imposed by Section 42 of the Code may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. Furthermore, some eligible tenants may not find any differences in rents between the Section 42 Properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a Section 42 Property, which may have fewer amenities or otherwise be less attractive as a residence. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its Mortgage Loan.

         RISKS PARTICULAR TO COOPERATIVELY-OWNED APARTMENT BUILDINGS.

                  Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the cooperative corporation that owns the subject apartment building representing such tenant-shareholder's pro rata share of the corporation's payments in respect of the Mortgage Loan secured by, and all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to, such property, less any other income that the cooperative corporation may realize. Adverse economic conditions, either local regional or national, may adversely affect tenant-shareholders' ability to make required maintenance payments, either because such adverse economic conditions have impaired the individual financial conditions of such tenant-shareholders or their ability to sub-let the subject apartments. To the extent that a large number of tenant-shareholders in a cooperatively-owned apartment building rely on sub-letting their apartments to make maintenance payments, the lender on any mortgage loan secured by such building will be subject to all the risks that it would have in connection with lending on the security of a multifamily rental property. See "--Risks Particular to Multifamily Rental Properties" above. In addition, if in connection with any cooperative conversion of an apartment building, the sponsor holds the shares allocated to a large number of the apartment units, any lender secured by a mortgage on such building will be subject to a risk associated with such sponsor's creditworthiness.

                                             Version 1: Multifamily Properties


                  [The following is to be inserted in the Prospectus immediately following "The Mortgage Pools- -General":]

           MORTGAGE LOANS SECURED BY MULTIFAMILY RENTAL PROPERTIES.

                  Significant factors determining the value and successful operation of a multifamily rental property are the location of the property, the number of competing residential developments in the local market (such as apartment buildings, manufactured housing communities and site-built single family homes), the physical attributes of the multifamily building (such as its age and appearance) and state and local regulations affecting such property. In addition, the successful operation of an apartment building will depend upon other factors such as its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

                  Certain states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

                  In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

                  Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements. Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing rather than continue to lease housing. The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

                  Mortgage Loans Secured by Cooperatively-Owned Apartment Buildings. A cooperative apartment building and the land under the building are owned or leased by a non-profit cooperative corporation. The cooperative corporation is in turn owned by tenant-shareholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific apartments or units. Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation representing such tenant-shareholder's pro rata share of the corporation's payments in respect of any mortgage loan secured by, and all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to, the real property owned by

                                             Version 1: Multifamily Properties

such cooperative corporation, less any other income that the cooperative corporation may realize. Such payments to the cooperative corporation are in addition to any payments of principal and interest the tenant-shareholder must make on any loans of the tenant-shareholder secured by its shares in the corporation.

                  A cooperative corporation is directly responsible for building management and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by the real property owned by such corporation, as well as all other operating expenses of such property, is dependent primarily upon the receipt of maintenance payments from the tenant-shareholders, together with any rental income from units or commercial space that the cooperative corporation might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the real property owned by such cooperative corporation depends primarily on its ability to refinance the mortgage loan. Neither the Depositor nor any other person will have any obligation to provide refinancing for any of the Mortgage Loans.

                  In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor, and the current tenants have a certain period to subscribe at prices discounted from the prices to be offered to the public after such period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. The sponsor usually also controls the corporation's board of directors and management for a limited period of time.

                  Each purchaser of shares in the cooperative corporation generally enters into a long-term proprietary lease which provides the shareholder with the right to occupy a particular apartment unit. However, many cooperative conversion plans are "non-eviction" plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in the unit as a subtenant from the owner of the shares allocated to such apartment unit. Any applicable rent control or rent stabilization laws would continue to be applicable to such subtenancy, and the subtenant may be entitled to renew its lease for an indefinite number of times, with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The shareholder is responsible for the maintenance payments to the cooperative without regard to its receipt or non-receipt of rent from the subtenant, which may be lower than maintenance payments on the unit. Newly-formed cooperative corporations typically have the greatest concentration of non-tenant shareholders.

                                             Version 1: Multifamily Properties

                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

RISKS PARTICULAR TO MULTIFAMILY PROPERTIES.

                   _____ of the Mortgage Loans, which represent ___% of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in multifamily properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Risks Particular to Multifamily Rental Properties," "Risks Particular to Cooperatively-Owned Apartment Buildings," and "Mortgage Loans Secured by Multifamily Rental Properties".

                                                  Version 2: Office Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Office properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                                  Version 2: Office Properties

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

               SUBJECT TO COMPLETION, DATED ___________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Office properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included, in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder.

                                                  Version 2: Office Properties

The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                                  Version 2: Office Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                    RISKS PARTICULAR TO OFFICE PROPERTIES.

                  In addition to risks generally associated with real estate, Mortgage Loans secured by office properties are also affected significantly by adverse changes in population and employment growth (which generally creates demand for office space), local competitive conditions (such as the supply of office space or the existence or construction of new competitive office buildings), the quality and management philosophy of management, the attractiveness of the properties to tenants and their customers or clients, the attractiveness of the surrounding neighborhood and the need to make major repairs or improvements to satisfy the needs of tenants. Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive. In addition, office properties may be adversely affected by an economic decline in the businesses operated by their tenants. Such decline may result in one or more significant tenants ceasing operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenants, such tenants' general cessation of business activities or for other reasons). The risk of such an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

                                                  Version 2: Office Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                 MORTGAGE LOANS SECURED BY OFFICE PROPERTIES.

                  Significant factors affecting the value of office properties include the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings, the location of the building with respect to the central business district or population centers, demographic trends within the metropolitan area to move away from or towards the central business district, social trends combined with space management trends (which may change towards options such as telecommuting ), tax incentives offered to businesses by cities or suburbs adjacent to or near the city where the building is located and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected by an economic decline in the businesses operated by their tenants. The risk of such an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

                  Repayment of the related Mortgage Loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the retail properties. The correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

                  Office properties are also subject to competition with other office properties in the same market. Competition is affected by a building's age, condition, design (including floor sizes and layout), access to transportation, availability of parking and ability to offer certain amenities to its tenants (including sophisticated building systems, such as fiberoptic cables, satellite communications or other base building technological features). Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive.

                  The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life matters, such as schools and cultural amenities. A central business district may have a substantially different economy from that of a suburb. The local economy will affect an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often higher than for other property types.

                                                  Version 2: Office Properties

                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

RISKS PARTICULAR TO OFFICE PROPERTIES.

                  _____ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in office properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Risks Particular to Office Properties"; and "Mortgage Loans Secured by Office Properties" in the Prospectus.

                                                  Version 3: Retail Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Retail properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                                  Version 3: Retail Properties

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                 SUBJECT TO COMPLETION, DATED _________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Retail properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS included, in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions

                                                  Version 3: Retail Properties

for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                                  Version 3: Retail Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                    RISKS PARTICULAR TO RETAIL PROPERTIES.

                  In addition to risks generally associated with real estate, Mortgage Loans secured by retail properties are also affected significantly by adverse changes in consumer spending patterns, local competitive conditions (such as the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls), alternative forms of retailing (such as direct mail, video shopping networks and selling through the Internet, which reduce the need for retail space by retail companies), the quality and management philosophy of management, the attractiveness of the properties and the surrounding neighborhood to tenants and their customers, the public perception of the safety of customers (at shopping malls and shopping centers, for example) and the need to make major repairs or improvements to satisfy the needs of major tenants.

                  Retail properties may be adversely affected if an anchor or other significant tenant ceases operations at such locations (which may occur on account of a decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). Significant tenants at a shopping center play an important part in generating customer traffic and making the property a desirable location for other tenants at such property. In addition, certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

                                                  Version 3: Retail Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                 MORTGAGE LOANS SECURED BY RETAIL PROPERTIES.

                  Retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Income from and the market value of retail properties is dependent on various factors including, but not limited to, the ability to lease space in such properties, the ability of tenants to meet their lease obligations, the possibility of a significant tenant becoming bankrupt or insolvent, as well as fundamental aspects of real estate such as location and market demographics.

                  The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because (a significant component) of the total rent paid by retail tenants is often tied to a percentage of gross sales. Declines in tenant sales will cause a corresponding decline in percentage rents, and may also cause such tenants to become unable to pay their base rent or other occupancy costs. The default by a tenant under its lease could result in delays and costs in enforcing the lessor's rights. Repayment of the related Mortgage Loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the retail properties. The correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

                  Whether a shopping center is "anchored" or "unanchored" is also an important distinction. Anchor tenants in shopping centers traditionally have been a major factor in the public's perception of a shopping center. The anchor tenants at a shopping center play an important part in generating customer traffic and making a center a desirable location for other tenants of the center. The failure of an anchor tenant to renew its leases, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor tenant (notwithstanding any continued payment of rent) can have a material negative effect on the economic performance of a shopping center. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

                  Unlike certain other types of commercial properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing, selling through the Internet, and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the retail properties.

                                                  Version 3: Retail Properties

                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

                    RISKS PARTICULAR TO RETAIL PROPERTIES.

                  _____ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in retail properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Mortgage Loans Secured by Retail Properties" in the Prospectus.

                                         Version 4: Hotel and Motel Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Hotel and motel properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                         Version 4: Hotel and Motel Properties

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                  SUBJECT TO COMPLETION, DATED _________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Hotel and Motel properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying any MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions

                                         Version 4: Hotel and Motel Properties

for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                         Version 4: Hotel and Motel Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                RISKS PARTICULAR TO HOTEL AND MOTEL PROPERTIES.

                  Hotel and motel properties are subject to operating risks common to the lodging industry. These risks include, among other things, a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels and motels, increases in operating costs (which increases may not necessarily in the future be offset by increased room rates), dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of national, regional and local economic conditions. These factors could adversely affect the related borrower's ability to make payments on the related Mortgage Loans. Since limited service hotels and motels are relatively quick and inexpensive to construct and may quickly accompany an initially positive value, an over-building of such hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. (The availability of construction capital is generally independent from the primary drivers of room demand.) Further, because hotel and motel rooms are generally rented for short periods of time, hotel and motel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Additionally, the revenues of certain hotels and motels, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

                  A hotel or motel property may present additional risks as compared to other commercial property types in that: (i) hotels and motels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator; (ii) the transferability of any operating, liquor and other licenses to the entity acquiring such hotel or motel (either through purchase or foreclosure) is subject to local law requirements; (iii) it may be difficult to terminate an ineffective operator of a hotel or motel property subsequent to a foreclosure of such property; and (iv) future occupancy rates may be adversely affected by, among other factors, any negative perception of a hotel or motel based upon its historical reputation.

                  Hotel and motel properties may be operated pursuant to franchise agreements. The continuation of franchises is typically subject to specified operating standards and other terms and conditions. The franchiser periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hotel or motel property to maintain such standards or adhere to such other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchiser could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate such hotel or motel property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel or motel covered by the franchise because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchiser.

                                         Version 4: Hotel and Motel Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

             MORTGAGE LOANS SECURED BY HOTEL AND MOTEL PROPERTIES.

                  Hotel and motel properties may include full service hotels, resort hotels with many amenities, limited service hotels, hotels and motels associated with national franchise chains, hotels and motels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity. Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel or motel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels and motels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel and motel rooms generally are rented for short periods of time, hotels and motels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel or motel may have an impact on quality of service and economic performance. Additionally, the lodging industry , in certain locations, is seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

                  The viability of any hotel or motel property that is part of a national or regional hotel or motel chain depends in part on the continued existence and financial strength of the franchiser, the public perception of the franchise service mark and the duration of the franchise licensing agreement. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any such hotel or motel property, the consent of the franchiser for the continued use the franchise license by the hotel or motel property would be required. Conversely, a lender may be unable to remove a franchiser that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel or motel property, it is unlikely that the purchaser of such hotel or motel property would be entitled to the rights under any associated liquor license, and such purchaser would be required to apply in its own right for such license. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

                                         Version 4: Hotel and Motel Properties

                  [The following is to be inserted in the Prospectus Supplement immediately following "Mortgage Loans Secured by Hotel and Motel Properties":]

                RISKS PARTICULAR TO HOTEL AND MOTEL PROPERTIES.

                  _____ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in hotels and motels. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Mortgage Loans Secured by Hotel and Motel Properties." in the Prospectus.

                                     Version 5: Health Care-Related Facilities

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Health Care-Related Properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                     Version 5: Health Care-Related Facilities

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                SUBJECT TO COMPLETION, DATED ____________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Health Care-Related Properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide

                                     Version 5: Health Care-Related Facilities

for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                     Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

              RISKS PARTICULAR TO HEALTH CARE-RELATED PROPERTIES.

                  Certain types of health care-related facilities (including nursing homes) typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions, all of which can adversely affect revenues from operation. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers and various proposals for national health care relief could, if enacted, further limit these payments. In addition, providers of long-term nursing care and other medical services are highly regulated by federal, state and local law and are subject to, among other things, federal and state licensing requirements, facility inspections, the setting of rates and charges, governmental reimbursement policies and laws relating to the adequacy of medical care, distribution of pharmaceuticals, equipment, personnel operating policies and maintenance of and additions to facilities and services, any or all of which factors can increase the cost of operation and limit growth. In extreme cases, violations of applicable laws can result in suspension or cessation of operations.

                  Under federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure on a Mortgaged Property that is operated as a health care-related facility, neither the Trustee nor a subsequent lessee or operator of the Mortgaged Property would generally be entitled to obtain any outstanding reimbursement payments relating to services furnished prior to such foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals, that a new license could be obtained or that a new approval would be granted. In addition, Health Care-Related Properties are generally "special purpose" properties that are not readily converted to general residential, retail or office use, and transfers of Health Care-Related Properties are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial operations and other types of real estate. Any of the foregoing circumstances may adversely affect the liquidation value.

                                     Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

           MORTGAGE LOANS SECURED BY HEALTH CARE-RELATED PROPERTIES.

                  The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Properties"). "Senior Housing" generally consists of apartment-style facilities, the residents of which are ambulatory and handle their own affairs. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require sub-acute medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

                  Certain types of Health Care-Related Properties, particularly Acute Care Facilities and Skilled Nursing Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare reimbursements are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Properties that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

                  Moreover, Health Care-Related Properties that provide medical care are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rates and charges, equipment, personnel, operating policies and additions to facilities and services. In addition, those facilities are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Property or, if applicable, prohibit it from participating in government reimbursement programs. Furthermore, under applicable federal and state laws, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, neither the Trustee nor a subsequent lessee or operator of any Health Care-Related Property securing a defaulted Mortgage Loan would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished prior to such foreclosure. Any of the aforementioned circumstances may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

                  Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any

                                     Version 5: Health Care-Related Facilities

necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

                  Further government regulation applicable to Health Care-Related Properties exists in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Properties that are subject to such laws.

                  The operators of Health Care-Related Properties are likely to compete on a local and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Property will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care.

                                     Version 5: Health Care-Related Facilities

                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

RISKS PARTICULAR TO HEALTH CARE-RELATED PROPERTIES.

                  _____ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in health care-related properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Risks Particular to Health Care-Related Properties" and "Mortgage Loans Secured by Health Care-Related Properties" in the Prospectus.

                                              Version 6: Industrial Properties

                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Industrial properties will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                              Version 6: Industrial Properties

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                  SUBJECT TO COMPLETION, DATED ___________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Industrial properties will represent security for a material consideration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions

                                              Version 6: Industrial Properties

for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                                              Version 6: Industrial Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                  RISKS PARTICULAR TO INDUSTRIAL PROPERTIES.

                  Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slow-down in the economy, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources. Because industrial properties frequently have a single tenant, any such property is heavily dependent on the success of such tenant's business.

                                              Version 6: Industrial Properties

                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

               MORTGAGE LOANS SECURED BY INDUSTRIAL PROPERTIES.

                  Significant factors that affect the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slow-down in the economy, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources. Because industrial properties frequently have a single tenant, any such property is heavily dependent on the success of such tenant's business.

                  Aspects of building site, design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, number of bays and bay depths, divisibility, floor loading capacities, truck turning radius and overall functionality and accessibility. Nevertheless, site characteristics of an industrial property suitable for one tenant may not be appropriate for other potential tenants, which may make it difficult to relet the property.

                  Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels. Further, industrial properties may be adversely affected by economic declines in the industry segment of their tenants.

                                              Version 6: Industrial Properties

                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

                  RISKS PARTICULAR TO INDUSTRIAL PROPERTIES.

                  _____ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in industrial properties. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Risks Particular to Industrial Properties"; and "Mortgage Loans Secured by Industrial Properties" in the Prospectus.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Warehouse, mini-warehouse and self-storage facilities will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


              SUBJECT TO COMPLETION, DATED ___________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Warehouse, mini-warehouse and self-storage facilities will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                 RISKS PARTICULAR TO SELF-STORAGE FACILITIES.

                  Warehouse, mini-warehouse and self-storage properties ("Storage Properties") are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. The conversion of Storage Properties to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the Storage Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors, such that the borrower becomes unable to meet its obligation on the related Mortgage Loan, the liquidation value of that Storage Property may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the Storage Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access are important to the success of a Storage Property, as is building design and location.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

            MORTGAGE LOANS SECURED BY WAREHOUSE, MINI-WAREHOUSE AND SELF-STORAGE FACILITIES.

                  Because of relatively low acquisition costs and break-even occupancy rates, warehouse, mini-warehouse and self-storage properties ("Storage Properties") are considered vulnerable to competition. Despite their relatively low acquisition costs, and because of their particular building characteristics, Storage Properties would require substantial capital investments in order to adapt them to alternative uses. Limited adaptability to other uses may substantially reduce the liquidation value of a Storage Property. In addition to competition, factors that affect the success of a Storage Property include the location and visibility of the facility, its proximity to apartment complexes or commercial users, trends of apartment tenants in the area moving to single-family homes, services provided (such as security and accessibility), age of improvements, the appearance of the improvements and the quality of management.

              Version 7: Warehouse, Mini-Warehouse and Self-Storage Facilities



                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

  RISKS PARTICULAR TO WAREHOUSE, MINI-WAREHOUSE AND SELF-STORAGE FACILITIES.

                  ______ of the Mortgage Loans, which represent _____% of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in [warehouse, mini-warehouse and self-storage facilities. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks. See "Risks Particular to Self-Storage Facilities"; "Mortgage Loans Secured by Warehouse, Mini-Warehouse and Self-Storage Facilities" in the Prospectus.

                                                  Version 8: Mobile Home Parks



                  [The following is to be inserted, as indicated by starred brackets ([** // **]) on the next page, on the cover of the Prospectus.]

                  Mobile home parks will represent security for a material concentration of the Mortgage Loans (and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.

                                                  Version 8: Mobile Home Parks



Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                    SUBJECT TO COMPLETION, DATED ___________, 1998.


                                  PROSPECTUS


                 PRUDENTIAL SECURITIES SECURED FINANCING CORP.
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)



Prudential Securities Secured Financing Corp. (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, FNMA or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans." [** Mobile home parks will represent security for a material concentration of the Mortgage Loans ( and the mortgage loans underlying the MBS included in a particular Trust Fund) constituting the Trust Fund for any Series, based on principal balance at the time such Series is issued.**]

                                                  Version 8: Mobile Home Parks



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties or provide for recourse against the other assets of the obligors thereunder.

The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                         Version 8: Mobile Home Parks



                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                    RISKS PARTICULAR TO MOBILE HOME PARKS.

                  The successful operation of a Mortgaged Property operated as a mobile home park will generally depend upon the number of competing parks in the local market, as well as upon other factors such as its age, appearance, reputation, management and the types of facilities and services it provides.

                  Mobile home parks also compete against alternative forms of residential housing, including multifamily rental properties, cooperatively-owned apartment buildings, condominium complexes and single-family residential developments.

                  Mobile home parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use. Thus, if the operation of a mobile home park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of the park may be substantially less, relative to the amount owing on such Mortgage Loan, than would be the case if the park were readily adaptable to other uses.

                                                  Version 8: Mobile Home Parks



                  [The following is to be inserted in the Prospectus immediately following "Risks Associated with Lending on Income Producing Properties":]

                 MORTGAGE LOANS SECURED BY MOBILE HOME PARKS.

                  Mobile home parks consist of land that is divided into "spaces" or "homesites" that are primarily leased to mobile home owners. Accordingly, the related Mortgage Loans will be secured by mortgage liens on the real estate (or a leasehold interest therein) upon which the mobile homes are situated, but not the mobile homes themselves. The mobile home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the mobile home, and landscaping. The park owner typically provides private roads within the park, common facilities and, in many cases, utilities. Park amenities may include driveways, visitor parking, recreational vehicle and pleasure boat storage, laundry facilities, community rooms, swimming pools, tennis courts, security systems and healthclubs. Due to relocation costs and, in some cases, demand for mobile home spaces, the value of a mobile home in place in a park is generally higher, and can be significantly higher, than the value of the same unit not placed in a park. As a result, a well-operated mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the mobile home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the mobile home can be resold in place, rather than to allow the unit to be removed from the park.

                  Mortgage Loans secured by liens on mobile home parks are affected by factors not associated with loans secured by liens on other types of income-producing real estate. The successful operation of such types of properties will generally depend upon the number of competing parks, as well as upon other factors such as its age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of facilities and services it provides. Mobile home parks also compete against alternative forms of residential housing, including multifamily rental properties, cooperatively-owned apartment buildings, condominium complexes and single-family residential developments. Mobile home parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use. Thus, if the operation of a mobile home park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related Mortgage Loan, the liquidation value of the park may be substantially less, relative to the amount owing on the Mortgage Loan, than would be the case if the park were readily adaptable to other uses.

                  Certain states regulate the relationship of a mobile home park owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Mobile home park owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a mobile home owner's tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's mobile home. Certain states also regulate changes in mobile home park use and require that the landlord give written notice to its tenants a substantial period of time prior to the projected change.

                  In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on mobile home parks. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units or permit such decontrol only in the relatively rare event that the mobile home is removed from the homesite. Any limitations on a borrower's ability to raise property rents may impair such borrower's ability to repay its Mortgage Loan from its net operating income or the proceeds of a sale or refinancing of the related Mortgaged Property.

                                                  Version 8: Mobile Home Parks


                  [The following is to be inserted in the Prospectus Supplement immediately following "Risk Factors--Limited Recourse":]

                           RISKS PARTICULAR TO MOBILE HOME PARKS.

                  ______ of the Mortgage Loans, which represent _____ % of the Initial Pool Balance, are secured by Mortgages on fee and/or leasehold interests in mobile home parks. Mortgage Loans that are secured by liens on such types of properties are exposed to certain unique risks.

                                  PROSPECTUS
                SUBJECT TO COMPLETION, DATED ____________, 1998
              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
                                   Depositor
           COMMERCIAL/MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES
                             (Issuable in Series)

Prudential Securities Secured Financing Corporation (the "Depositor") from time to time will offer Commercial/Multifamily Mortgage Pass-Through Certificates (the "Offered Certificates") in "Series" by means of this Prospectus and a separate Prospectus Supplement for each Series. The Offered Certificates, together with any other Commercial/Multifamily Mortgage Pass-Through Certificates of such Series, are collectively referred to herein as the "Certificates."



The Certificates of each Series will evidence beneficial ownership interests in a trust fund (the "Trust Fund") to be established by the Depositor. The Certificates of a Series may be divided into two or more "Classes," which may have different interest rates and which may receive principal payments in differing proportions and at different times. In addition, rights of the holders of certain Classes to receive principal and interest may be subordinated to those of other Classes.



Each Trust Fund will consist of a pool (the "Mortgage Pool") of one or more mortgage loans secured by first or junior liens on fee simple or leasehold interests in commercial real estate properties, multifamily residential properties and/or mixed residential/commercial properties and related property and interests, conveyed to such Trust Fund by the Depositor, and other assets, including any Credit Enhancement described in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Mortgage Pool may also include participation interests in such types of mortgage loans, installment contracts for the sale of such types of properties and/or mortgage pass-through certificates (including private mortgage-pass-through certificates, Certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA or mortgage pass-through certificates previously created by the Depositor). Such mortgage loans, participation interests, installment contracts and mortgage pass-through certificates are hereinafter referred to as the "Mortgage Loans."



The Mortgage Loans will have fixed or adjustable interest rates. Some Mortgage Loans will fully amortize over their remaining terms to maturity and others will provide for balloon payments at maturity. The Mortgage Loans will provide for recourse against only the Mortgaged Properties, or provide for recourse against the other assets of the obligors thereunder. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates. Information regarding each Series of Certificates, including interest and principal payment provisions for each Class, as well as information regarding the size, composition and other characteristics of the Mortgage Pool relating to such Series, will be furnished in the related Prospectus Supplement. The Mortgage Loans will be serviced by a Master Servicer identified in the related Prospectus Supplement.

The Certificates do not represent an obligation of or an interest in the Depositor or any affiliate thereof. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by any other person or entity.

PROSPECTIVE INVESTORS SHOULD CONSIDER THE FACTORS DISCUSSED HEREIN UNDER "RISK FACTORS" AT PAGE 9 AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OF THE OFFERED CERTIFICATES.

The Depositor, as specified in the related Prospectus Supplement, may elect to treat all of a specified portion of the collateral securing any Series of Certificates or the arrangement by which a Series of Certificates is issued as a "real estate mortgage investment conduit" (a "REMIC"). If such election is made, each Class of Certificates of a Series will be either Regular Certificates or Residual Certificates, as specified in the related Prospectus Supplement.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "PLAN OF DISTRIBUTION" herein and in the related Prospectus Supplement. Certain offerings of the Certificates, as specified in the related Prospectus Supplement, may be made in one or more transactions exempt from the registration requirements of the Securities Act of 1933, as amended. Such offerings are not being made pursuant to the Registration Statement of which this Prospectus forms a part.

With respect to each Series, all of the Offered Certificates will be rated in one of the four highest ratings categories by one or more nationally recognized statistical rating organizations. There will have been no public market for the Certificates of any Series prior to the offering thereof. No assurance can be given that such a secondary market will develop as a result of such offering or, if it does develop, that it will provide the holders of Certificates with liquidity of investment or that it will continue.

RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE CERTIFICATES OFFERED HEREBY UNLESS ACCOMPANIED BY A PROSPECTUS SUPPLEMENT.

              The date of this Prospectus is ____________, 1998.

                             PROSPECTUS SUPPLEMENT

The Prospectus Supplement relating to each Series of Certificates will, among other things, set forth with respect to such Series of Certificates: (i) the identity of each Class within such Series; (ii) the initial aggregate principal amount, the interest rate (the "Pass-Through Rate") (or the method for determining it) and the authorized denominations of each Class of Certificates of such Series; (iii) certain information concerning the Mortgage Loans relating to such Series, including the principal amount, type and characteristics of such Mortgage Loans on the date of issue of such Series of Certificates; (iv) the circumstances, if any, under which the Certificates of such Series are subject to redemption prior to maturity; (v) the final scheduled distribution date of each Class of Certificates of such Series; (vi) the method used to calculate the aggregate amount of principal available and required to be applied to the Certificates of such Series on each Distribution Date; (vii) the order of the application of principal and interest payments to each Class of Certificates of such Series and the allocation of principal to be so applied; (viii) the extent of subordination of any Subordinate Certificates; (ix) the principal amount of each Class of Certificates of such Series that would be outstanding on specified Distribution Dates, if the Mortgage Loans relating to such Series were prepaid at various assumed rates;
(x) the Distribution Dates for each Class of Certificates of such Series; (xi) relevant financial information with respect to the Mortgagor(s) and the Mortgaged Properties underlying the Mortgage Loans relating to such Series, if applicable; (xii) information with respect to the terms of the Subordinate Certificates or Residual Certificates, if any, of such Series; (xiii) additional information with respect to the Credit Enhancement, if any, relating to such Series; (xiv) additional information with respect to the plan of distribution of such Series; and (xv) whether the Certificates of such Series will be registered in the name of the nominee of The Depository Trust Company or another depository.

                            ADDITIONAL INFORMATION

This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of the material terms of the documents referred to herein and therein, but neither contains nor will contain all of the information set forth in the Registration Statement (the "Registration Statement") of which this Prospectus and the related Prospectus Supplement is a part. For further information, reference is made to such Registration Statement and the exhibits thereto which the Depositor has filed with the Securities and Exchange Commission (the "Commission"), under the Securities Act of 1933, as amended (the "1933 Act"). Statements contained in this Prospectus and any Prospectus Supplement as to the contents of any contract or other document referred to are summaries and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be obtained from the Commission, upon payment of the prescribed charges, or may be examined free of charge at the Commission's offices. Reports and other information filed with the Commission can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Regional Offices of the Commission at Seven World Trade Center, 13th Floor, New York, New York

10048; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the Agreement pursuant to which a Series of Certificates is issued will be provided to each person to whom a Prospectus and the related Prospectus Supplement are delivered, upon written or oral request directed to: Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292 attention, David Rodgers,
(212) 214-1000.


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

With respect to the Trust Fund for each Series, there are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to such Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this Prospectus and prior to the termination of the offering of the Offered Certificates evidencing an interest in such Trust Fund. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more Classes of Certificates, upon request, a copy of any or all such documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Classes of such Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). The Depositor has determined that its financial statements are not material to the offering of any of the Offered Certificates. See "FINANCIAL INFORMATION." Requests to the Depositor should be directed to: Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, attention, David Rodgers,
(212) 214-1000.

                                    REPORTS

In connection with each distribution and annually, Certificateholders will be furnished with statements containing information with respect to principal and interest payments and the related Trust Fund, as described herein and in the applicable Prospectus Supplement for such Series. Any financial information contained in such reports most likely will not have been examined or reported upon by an independent public accountant. See "DESCRIPTION OF THE CERTIFICATES-Reports to Certificateholders." The Master Servicer for each Series will furnish periodic statements setting forth certain specified information relating to the Mortgage Loans to the related Trustee, and, in addition, annually will furnish such Trustee with a statement from a firm of independent public accountants with respect to the examination of certain documents and records relating to the servicing of the Mortgage Loans in the related Trust Fund. See "SERVICING OF THE MORTGAGE LOANS-Evidence of Compliance." Copies of the monthly and annual statements provided by the Master Servicer to the Trustee will be furnished to Certificateholders of each Series upon request addressed to the Depositor's principal executive offices are located at Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, attention David Rodgers, (212) 214-1000.

                             SUMMARY OF PROSPECTUS

The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. An Index of Significant Definitions is included at the end of this Prospectus.



Title of Certificates...............Commercial/Multifamily Mortgage
                                    Pass-Through Certificates, issuable in
                                    Series (the "Certificates").

Depositor...........................Prudential Securities Secured Financing
                                    Corporation, One New York Plaza, New York,
                                    New York 10292. Its telephone number is
                                    (212) 214-1000

Master Servicer.....................The Master Servicer for each Series of
                                    Certificates will be named in the related
                                    Prospectus Supplement. See "SERVICING OF
                                    THE MORTGAGE LOANS- General."

Special Servicer....................The special servicer (the "Special
                                    Servicer"), if any, for each Series of
                                    Certificates, will be named, or the
                                    circumstances in accordance with which a Special Servicer will be appointed, will be described in the related Prospectus Supplement. See "SERVICING OF THE MORTGAGE LOANS-General."

Trustee.............................The trustee (the "Trustee") for each
                                    Series of Certificates will be named in
                                    the related Prospectus Supplement. See
                                    "DESCRIPTION OF THE CERTIFICATES-The
                                    Trustee."

The Trust Fund......................Each Series of Certificates will represent in the aggregate the entire beneficial
                                    ownership interest in a Trust Fund
                                    consisting primarily of the following:


A. Mortgage Pool....................The primary assets of each Trust Fund will consist of a pool of mortgage loans (the
                                    "Mortgage Pool") secured by first or
                                    junior mortgages, deeds of trust or
                                    similar security instruments (each, a
                                    "Mortgage") on, or installment contracts
                                    ("Installment Contracts') for the sale of, fee simple or leasehold interests in property improved by office buildings, health-care related properties, congregate care facilities, hotels and motels, industrial properties, warehouse, mini-warehouse, and self-storage facilities, mobile home parks, multifamily properties, cooperative apartment buildings, nursing homes, office/retail properties, anchored retail properties, single-tenant retail properties, unanchored retail properties and other commercial real estate properties, multifamily residential properties and/or mixed residential commercial properties (each, a "Mortgaged Property"). A Mortgage Pool may also include any or all of the participation interests in such types of mortgage loans, private-label mortgage pass-through or collateralized mortgaged obligations certificates, certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA. Each such mortgage loan, Installment Contract, participation interest or certificate or collateralized mortgage obligation is herein referred to as a "Mortgage Loan." The Mortgage Loans will not be guaranteed or insured by the Depositor or any of its affiliates. The Prospectus Supplement will indicate whether the Mortgage Loans will be guaranteed or insured by any governmental agency or instrumentality or other person. The Mortgage Loans will have the additional characteristics described under "THE MORTGAGE POOLS" herein and "DESCRIPTION MORTGAGE POOL" in the related Prospectus Supplement. All Mortgage Loans will have been purchased, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related Series of Certificates.

                                    All Mortgage Loans will be of one or more of the following types: Mortgage Loans with fixed interest rates; Mortgage Loans with adjustable interest rates; Mortgage Loans whose principal balances fully amortize over their remaining terms to maturity. Mortgage Loans whose principal balances do not fully amortize, but instead provide for a substantial principal payment at the stated maturity of the loan; Mortgage Loans that provide for recourse against only the Mortgaged Properties; Mortgage Loans that provide for recourse against the other assets of the related mortgagors; and any other types of Mortgages described in the related Prospectus Supplement.

                                    Certain Mortgage Loans may provide that
                                    scheduled interest and principal payments thereon are applied first to interest accrued from the last date to which interest has been paid to the date such payment is received and the balance thereof is applied to principal. and other Mortgage Loans may provide for payment of interest in advance rather than in arrears. Each Mortgage Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement.

B. Accounts.........................A Collection Account and a Distribution
                                    Account. The Master Servicer generally
                                    will be required to establish and maintain an account (the "Collection Account") in the name of the Trustee on behalf of the Certificateholders into which the Master Servicer will, to the extent described herein and in the related Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Loans. The Trustee generally will be required to establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which distributions of principal and interest will be made. Such distributions will be made to the Certificateholders in the manner described in the related Prospectus Supplement. Funds held in the Collection Account and Distribution Account may be invested in certain short-term, investment grade obligations.

C. Credit Enhancement...............If so provided in the related Prospectus
                                    Supplement, credit enhancement with
                                    respect to one or more Classes of
                                    Certificates of a Series or the related
                                    Mortgage Loans ("Credit Enhancement").
                                    Credit Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, surety bonds, certificate guarantee insurance, limited guarantees, or another type of credit support, or a combination thereof. It is unlikely that Credit Enhancement will protect against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Enhancement, if any, will be described in the applicable Prospectus Supplement for a Series of Certificates. See "RISK FACTORS-Credit Enhancement Limitations" and "CREDIT
                                    ENHANCEMENT-General."

Description of Certificates.........The Certificates of each Series will be issued pursuant to a Pooling and Servicing
                                    Agreement (the "Agreement"). If so
                                    specified in the applicable Prospectus
                                    Supplement, Certificates of a given Series may be issued in several Classes, which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying mortgage loans. Alternatively, or in addition, Classes may be structured to receive principal payments in sequence. Each Class in a group of sequential pay Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Each Series of Certificates (including any Class or Classes of Certificates of such Series not offered hereby) will represent in the aggregate the entire beneficial ownership interest in the Trust Fund. See "PROSPECTUS SUPPLEMENT" for a listing of additional characteristics of the Certificates that will be included in the Prospectus Supplement for each Series.

                                    The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates. Unless so specified in the related Prospectus Supplement, neither the Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency Or instrumentality or by any other person or entity. See "RISK
                                    FACTORS-Limited Assets" and "DESCRIPTION
                                    OF THE CERTIFICATES."

Distributions on Certificates...... Distributions of principal and interest on the Certificates of each Series will be
                                    made to the registered holders thereof on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment related Trust Fund.

                                    With respect to each Series of
                                    Certificates on each Distribution Date,
                                    the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Master Servicer or the Special Servicer, if any, after a date specified in the related Prospectus Supplement (the "Cut-off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

Advances............................The related Prospectus Supplement will set forth the obligations, if any, of the
                                    Master Servicer and the Special Servicer, if any, as part of their servicing responsibilities, to make certain advances with respect to delinquent payments on the Mortgage Loans, payments of taxes, assessments, insurance premiums and other required payments. See "DESCRIPTION OF THE CERTIFICATES-Advances."

Termination.........................The obligations of the parties to the
                                    Agreement for each Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and, unless otherwise specified in the applicable Prospectus Supplement, the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination. See "DESCRIPTION OF THE CERTIFICATES termination."

Tax Status of the Certificates......The Certificates of each Series will constitute either (i) "Regular Interests"
                                    ("Regular Certificates") and "Residual
                                    Interests" ("Residual Certificates") in a
                                    Trust Fund treated as a REMIC under
                                    Sections 860A through 860G of the Internal
                                    Revenue Code of 1986 (the "Code"), or (ii) interests in a Trust Fund treated as a grantor trust under applicable provisions of the Code. For the treatment of Regular Certificates, Residual Certificates or grantor trust certificates under the Code, see "MATERIAL FEDERAL INCOME TAX CONSEQUENCES" herein and in the related Prospectus Supplement.

ERISA Considerations................Fiduciaries of employee benefit plans or of certain other retirement plans and
                                    arrangements that are subject to the
                                    Employee Retirement Income Security Act of
                                    1974, as amended ("ERISA"), or Section
                                    4975 of the Code should carefully review with their legal advisors whether the purchase or holding of Certificates may give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. See "ERISA CONSIDERATIONS" herein and in the related Prospectus Supplement.

Legal Investment....................The related Prospectus Supplement will indicate whether the Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Certificates constitute legal investments for them. See "LEGAL INVESTMENT" herein and in the related Prospectus Supplement.

Rating..............................At the date of issuance, as to each Series, each Class of Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each a
                                    "Rating Agency"). See "RATING" herein and
                                    "RATINGS" in the related Prospectus
                                    Supplement.

                                 RISK FACTORS

Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may, be set forth in "RISK FACTORS" in the related Prospectus Supplement.

LIMITED LIQUIDITY

There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, any sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the Agreement as described herein under the heading "DESCRIPTION OF THE CERTIFICATES-Reports to Certificateholders" and "SERVICING OF THE MORTGAGE LOANS-Evidence of Compliance" for information concerning the Certificates. Certificateholders will have only those redemption rights and the Certificates will be subject to early retirement only under the circumstances described herein or in the related Prospectus Supplement. See "DESCRIPTION OF THE CERTIFICATES-Termination."

LIMITED ASSETS

A Series of Certificates will have a claim against or security interest in the Trust Funds for another Series only if so specified in the related Prospectus Supplement. If the related Prospectus Supplement does not specify that a Series of Certificates will have a claim against or security interest in the Trust Funds for another Series and the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and any accounts maintained as Credit Enhancement, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more Classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgaged Properties have been realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates, and, thereafter, by the remaining Classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

AVERAGE LIFE OF CERTIFICATES; PREPAYMENTS; YIELDS

Prepayments on the Mortgage Loans in any Trust Fund generally will result in a faster rate of principal payments on one or more Classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each Class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Loans in any Trust Fund or that the rate of payments will conform to any model described in any Prospectus Supplement. If prevailing interest rates fall significantly below the applicable rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates home by those Mortgage Loans. As a result, the actual maturity of any Class of Certificates could occur significantly earlier than expected. Alternatively, the actual maturity of any Class of Certificates could occur significantly later than expected as a result of prepayment premiums or the existence of defaults on the Mortgage Loans, particularly at or near their maturity dates. In addition, the Master Servicer or the Special Servicer, if any, may have the option under the Agreement for such Series to extend the maturity of the Mortgage Loans following a default in the payment of a balloon payment, which would also have the effect of extending the average life of each Class of related Certificates. A Series of Certificates may include one or more Classes of Certificates with priorities of payment and, as a result, yields on other Classes of Certificates, including Classes of Offered Certificates, of such Series may be more sensitive to prepayments on Mortgage Loans. A Series of Certificates may include one or more Classes offered at a significant premium or discount. Yields on such Classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Loans. With respect to interest only or disproportionately interest weighted Classes purchased at a premium, such Classes may not return their purchase Prices under rapid repayment scenarios. See "YIELD AND MATURITY CONSIDERATIONS" in the related Prospectus Supplement.

LIMITED NATURE OF RATINGS

Any rating assigned by a Rating Agency to a Class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such Class will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series Of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium, or a Certificate that is entitled to disproportionately low, nominal or no principal distributions, might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related Series are entitled that is not covered by the applicable rating. See "Credit Enhancement Limitations."

RISKS ASSOCIATED WITH LENDING ON INCOME PRODUCING PROPERTIES

Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single-family property. For example, the ability of a mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the mortgagor; thus, the value of an income-producing property is directly related to the net operating income, as defined in the prospectus supplement, derived from such property. In contrast, the ability of a mortgagor to repay a single-family loan typically is dependent primarily upon the mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a mortgagor on a single-family property will likely affect the performance of the related loan but may not affect the liquidation value of such property.

Further, the concentration of default foreclosure and loss risks for Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single-family loans both because the Mortgage Loans in a Trust Fund will generally consist of a smaller number of loans than would a single-family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans.

The performance of a mortgage loan secured by an income-producing property leased by the mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both; the risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments, declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation; natural disasters; and other factors beyond the control of the Master Servicer or the Special Servicer, if any.

Additional risk may be presented by the type and use of a particular mortgaged property. For instance, mortgaged properties that operate as hospitals. nursing homes or convalescent homes may present special risks to mortgagees due to the significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchiser or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. Any such risks will be more fully described in the related Prospectus Supplement under the captions "RISK FACTORS" and "DESCRIPTION OF THE MORTGAGE POOL."

If applicable, certain legal aspects of the Mortgage Loans for a Series of Certificates may be described in the related Prospectus Supplement. See also "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS."


MATERIAL FEDERAL TAX CONSIDERATIONS REGARDING RESIDUAL CERTIFICATES

               Holders of Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Material Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates". Accordingly, under certain circumstances, holders of Offered Certificates that constitute Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder which (i) generally, will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of Residual Certificates, the taxable income arising in a given year on a Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the Residual

Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

MATERIAL FEDERAL TAX CONSIDERATIONS REGARDING ORIGINAL ISSUE DISCOUNT

               Accrual Certificates will be, and certain of the other Classes of Certificates of a series may be, issued with "original issue discount" for federal income tax purposes, which generally will result in recognition of some taxable income in advance of the receipt of cash attributable to such income. See "Material Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates."


CERTAIN TAX CONSIDERATIONS OF VARIABLE RATE CERTIFICATES

There are certain tax matters as to which counsel to the Depositor is unable to opine at the time of the issuance of the Prospectus due to uncertainty in the law. Specifically, the treatment of Interest Weighted Certificates and Variable Rate Regular Interests are subject to unsettled law which creates uncertainty as to the exact method of income accrual which should control. The REMIC will accrue income using a method which is consistent with certain regulations; however, there can be no assurance that such method will be controlling.

NONRECOURSE MORTGAGE LOANS

It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to such Mortgage Loans, in the event of mortgagor default, recourse may he had only against the specific multifamily or commercial property and such other assets, if any, as have been pledged to secure the Mortgage Loan. With respect. to those Mortgage Loans that provide for recourse against the mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

DELINQUENT MORTGAGE LOANS


If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans that are delinquent; provided, however, that such delinquent Mortgage Loans may only constitute up to, but not including, 20% (by principal balance) of the Trust Fund. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Enhancement, if provided with respect to a particular Series of Certificates, may not cover all losses related to such delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on Mortgaged Properties and the yield on the Certificates of such Series.

JUNIOR MORTGAGE LOANS

Certain of the Mortgage Loans may be junior mortgage loans. The primary risk to holders of mortgage loans secured by junior liens is the possibility that a foreclosure of a related senior lien would extinguish the junior lien and that adequate funds will not be received in connection with such foreclosure to pay the debt held by the holder of such junior mortgage loan after satisfaction of all related senior liens.

See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS-Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries" and "-Foreclosure" for a discussion of additional risks to holders of mortgage loans secured by junior liens.

BALLOON PAYMENTS

Certain of the Mortgage Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property in a timely manner. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition and operating history of the mortgagor and the related mortgaged property, tax laws, rent control laws (with respect to certain multifamily properties and mobile home parks), reimbursement rates (with respect to certain hospitals, nursing homes and congregate care facilities), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily, as the case may be, real properties generally.

EXTENSIONS AND MODIFICATIONS OF DEFAULTED MORTGAGE LOANS; ADDITIONAL SERVICING FEES

In order to maximize recoveries on defaulted Mortgage Loans, a Master Servicer or Special Servicer, if any, will be permitted (within the parameters specified in the related Prospectus Supplement) to extend and modify Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable, including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer, if any, may receive workout fees, management fees, liquidation fees or other similar fees based on receipts from or proceeds of such Mortgage Loans. Although a Master Servicer or Special Servicer, if any, generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery amount than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the amount of receipts from or proceeds of Mortgage Loans that are in default or as to which a payment default is reasonably foreseeable.

RISKS RELATED TO THE MORTGAGOR'S FORM OF ENTITY AND SOPHISTICATION

Mortgage loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. For example, an entity, as opposed to an individual, may be more inclined to seek legal protection from its creditors, such as a mortgagee, under the bankruptcy laws. Unlike individuals involved in bankruptcies, various types of entities generally do not have personal assets and creditworthiness at stake. The bankruptcy of a mortgagor may impair the ability of the mortgagee to enforce its rights and remedies under the related mortgage. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS-Foreclosure-Bankruptcy Law." The mortgagor's sophistication may increase the likelihood of protracted litigation or bankruptcy in default situations. The more sophisticated a mortgagor is, the more likely it will be aware of its rights, remedies and defenses against its mortgagee and the more likely it will have the resources to make effective use of all of its rights, remedies and defenses.

CREDIT ENHANCEMENT LIMITATIONS

The Prospectus Supplement for a Series of Certificates will describe any Credit Enhancement in the related Trust Fund, which may include letters of credit, insurance policies, surety bonds, limited guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Enhancement will be subject to the conditions and limitations described herein and in the related Prospectus Supplement and is not expected to cover all potential losses or risks or guarantee repayment of the entire principal balance of the Certificates and interest thereon.

A Series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline or be reduced to zero under certain circumstances. In addition, if principal payments on one or more Classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Enhancement may be exhausted before the principal of the lower priority Classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Mortgaged Properties may fall primarily upon those Classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Enhancement covers more than one Series of Certificates, holders of Certificates of one Series will be subject to the risk that such Credit Enhancement will be exhausted by the claims of the holders of Certificates of one or more other Series.

The amount, type and nature of Credit Enhancement, if any, established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating Classes of the Certificates of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of Credit Enhancement required with respect to each such Class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage

Loans. No assurance can be given with respect to any Mortgage Loan that the appraised value of the related Mortgaged Property has remained or will remain at its level as of the origination date of such Mortgage Loan. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on commercial or multifamily properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders for similar mortgage loans. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by Credit Enhancement, such losses will be borne, at least in part, by the holders of one or more Classes of the Certificates of the related Series. See "Limited Nature of Ratings," "DESCRIPTION OF THE CERTIFICATES" and "CREDIT ENHANCEMENT."

RISKS TO SUBORDINATED CERTIFICATEHOLDERS

If so provided in the related Prospectus Supplement, a Series of Certificates may include one or more Classes of Subordinate Certificates (which may include Offered Certificates). If losses or shortfalls in collections on Mortgaged Properties are realized, the amount of such losses or shortfalls will be borne first by one or more Classes of the Subordinate Certificates. The remaining amount of such losses or shortfalls, if any, will be borne by the remaining Classes of Certificates in the priority and subject to the limitations specified in such Prospectus Supplement. In addition to the foregoing, any Credit Enhancement, if applicable, may be used by the Certificates of a higher priority of payment before the principal of the lower priority Classes of Certificates of such Series has been repaid. Therefore, the impact of significant losses and shortfalls on the mortgaged properties may fall primarily upon those Classes of Certificates with a lower payment priority.

TAXABLE INCOME IN EXCESS OF DISTRIBUTIONS RECEIVED

A holder of a certificate in a Class of Subordinate Certificates could be allocated taxable income attributable to accruals of interest and original issue discount in excess of cash distributed to such holder if mortgage loans were in default giving rise to delays in distributions. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES-Taxation of Regular Interests-Treatment of Subordinate Certificates" herein.

DUE-ON-SALE CLAUSES AND ASSIGNMENTS OF LEASES AND RENTS

Mortgages may contain a due-on-sale clause, which permits the mortgagee to accelerate the maturity of the mortgage loan if the mortgagor sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property. Mortgages may also include a debt-acceleration clause, which permits the mortgagee to accelerate the debt upon a monetary or non-monetary default of the mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

The related Prospectus Supplement will describe whether and to what extent the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the mortgagee as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the mortgagee is entitled to collect rents. Such assignments are typically not perfected as security interests prior to the mortgagee's taking possession of the related mortgaged property and/or appointment of a receiver. Some state laws may require that the mortgagee take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the mortgagee's ability to collect the Tents may be adversely affected. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS-Leases and Rents."

ENVIRONMENTAL RISKS

Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the costs of cleanup. In several states. such a lien has priority over the lien of an existing mortgage against such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a mortgagee may be liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property. if agents or employees of the mortgagee have become sufficiently involved in the operations of the mortgagor, regardless of whether the environmental damage or threat was caused by a prior owner. A mortgagee also risks such liability on foreclosure of the mortgage. Each Agreement will generally provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property securing a Mortgage Loan or take over its operation unless the Master Servicer or Special Servicer, as applicable, has previously determined, based upon a report prepared by a person who regularly conducts environmental audits, that: (i) the Mortgaged Property is in compliance with applicable environmental laws, and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes or petroleum based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation; or (ii) if the Mortgaged Property is not so in compliance or such circumstances are so present, then it would be in the best economic interest of the Trust Fund to acquire title to the

Mortgaged Property and further to take such actions as would be necessary and appropriate to effect such compliance and/or respond to such circumstances, which may include obtaining an environmental insurance policy. The related Prospectus Supplement may impose additional restrictions on the ability of the Master Servicer or the Special Servicer, if any, to take any of the foregoing actions. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS-Environmental Risks."

ERISA CONSIDERATIONS

Generally, title I of ERISA and certain sections of the Code apply to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective benefit plan investors that are subject to ERISA or the Code are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any Series. See "ERISA CONSIDERATIONS."

CONTROL

Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement, which will be specified in the related Prospectus Supplement ("Voting Rights"), will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including amending the related Agreement in certain circumstances. See "SERVICING OF THE MORTGAGE LOANS-Events of Default," "-Rights Upon Event of Default" and "DESCRIPTION OF THE CERTIFICATES-Amendment."

BOOK-ENTRY REGISTRATION

The related Prospectus Supplement may provide that one or more Classes of the Certificates initially will be represented by one or more certificates registered in the name of the nominee for The Depository Trust Company, and will not be registered in the names of the Certificateholders or their nominees. Because of this, unless and until definitive certificates, as defined in the Prospectus Supplement, are issued, beneficial owners of the Certificates of such Class or Classes will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time as definitive certificates are issued, the beneficial owners will be able to exercise the rights of Certificateholders only indirectly through The Depository Trust Company and its participating organizations. See "DESCRIPTION OF THE CERTIFICATES-General."

                                 THE DEPOSITOR

Prudential Securities Financing Corp. was incorporated in the State of Delaware on August 26, 1988 as a wholly owned, limited purpose finance subsidiary of Prudential Securities Group. The principal executive offices of the Depositor are located at One New York Plaza, New York, New York 10292, attention David Rodgers, (212) 214-1000.

The Depositor will have no servicing obligations or responsibilities with respect to any Series of Certificates, Mortgage Pool or Trust Fund. The Depositor does not have, nor is it expected in the future to have, any significant assets.

The Depositor was organized, among other things, for the purposes of establishing trusts, selling beneficial interests therein and acquiring and selling mortgage assets to such trusts. Neither the Depositor, its parent nor any of the Depositor's affiliates will insure or guarantee distributions on the Certificates of any Series.

Unless otherwise specified in the applicable Prospectus Supplement, the assets of the Trust Funds will be acquired by the Depositor directly or through one or more affiliates.

                                USE OF PROCEEDS

The Depositor will apply all or substantially all of the net proceeds from the sale of each Series of Offered Certificates to purchase the Mortgage Loans relating to such Series, to repay indebtedness that has been incurred to obtain funds to acquire Mortgage Loans, to obtain Credit Enhancement, if any, for the Series and to pay costs of structuring, issuing and underwriting the Certificates. If so specified in the related Prospectus Supplement, Certificates may be exchanged by the Depositor for Mortgage Loans.

                        DESCRIPTION OF THE CERTIFICATES

The Certificates of each Series will he issued pursuant to a separate Pooling and Servicing Agreement (the "Agreement") to be entered into among the Depositor, the Master Servicer, the Special Servicer, if any, and the Trustee for that Series and any other parties described in the applicable Prospectus Supplement, substantially in the form filed as an exhibit to the Registration Statement of which this Prospectus is a part or in such other form as may be described in the applicable Prospectus Supplement. The following summaries describe certain provisions expected to be common to each Series and the Agreement with respect to the underlying Trust Fund. However, the Prospectus Supplement for each Series will describe more fully the Certificates and the provisions of the related Agreement, which may be different from the summaries set forth below.

At the time of issuance, the Offered Certificates of each Series will be rated "investment grade," typically one of the four highest generic rating categories, by at least one nationally recognized statistical rating organization. Each of such rating organizations specified in the applicable Prospectus Supplement as rating the Offered Certificates of the related Series is hereinafter referred to as a "Rating Agency." A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency.

GENERAL

The Certificates of each Series will be issued in registered or book-entry form and will represent beneficial ownership interests in the trust fund (the "Trust Fund") created pursuant to the Agreement for such Series. The Trust Fund for each Series will primarily comprise, to the extent provided in the
Agreement: (i) the Mortgage Loans conveyed to the Trustee pursuant to the Agreement; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-off Date; (iii) any REO property, as defined in the Prospectus Supplement; (iv) all revenue received in respect of REO Property;
(v) insurance policies with respect to such Mortgage Loans; (vi) any assignments of leases, rents and profits and security agreements; (vii) any indemnities or guaranties given as additional security for such Mortgage Loans; (viii) the Trustee's right, title and interest in and to any reserve or escrow accounts established pursuant to any of the Mortgage Loan documents (each, a "Reserve Account"); (ix) the Collection Account; (x) the Distribution Account and the REO Account; (xi) any environmental indemnity agreements relating to such Mortgaged Properties; (xii) the rights and remedies under the Mortgage Loan Purchase and Sale Agreement; (xiii) the proceeds of any of the foregoing (excluding interest earned on deposits in any Reserve Account, to the extent such interest belongs to the related mortgagor); and (xiv) such other assets or rights as are described in the related Prospectus Supplement. In addition, the Trust Fund for a Series may include private mortgage pass-through certificates, certificates issued or guaranteed by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("Fannie Mae") or the Governmental National Mortgage Association ("GNMA") or mortgage pass-through certificates previously created by the Depositor, as well as various forms of Credit Enhancement. See "CREDIT

ENHANCEMENT." Such other assets will be described more fully in the related Prospectus Supplement.

If so specified in the applicable Prospectus Supplement, Certificates of a given Series may be issued in several Classes, which may pay interest at different rates, may represent different allocations of the right to receive principal and interest payments, and certain of which may be subordinated to other Classes in the event of shortfalls in available cash flow from the underlying Mortgage Loans. Alternatively, or in addition, Classes may be structured to receive principal payments in sequence. Each Class in a group of sequential pay Classes would be entitled to be paid in full before the next Class in the group is entitled to receive any principal payments. A Class of Certificates may also provide for payments of principal only or interest only or for disproportionate payments of principal and interest. Subordinate Certificates of a given Series of Certificates may he offered in the same Prospectus Supplement as the Senior Certificates of such Series or may be offered in a separate offering document. Each Class of Certificates of a Series will be issued in the minimum denominations specified in the related Prospectus Supplement.

The Prospectus Supplement for any Series including Classes similar to any of those described above will contain a complete description of their characteristics and risk factors, including, as applicable, (i) mortgage principal prepayment effects on the weighted average lives of Classes; (ii) the risk that interest only, or disproportionately interest weighted, Classes purchased at a premium may not return their purchase prices under rapid prepayment scenarios; and (iii) the degree to which an investor's yield is sensitive to principal prepayments.

The Offered Certificates of each Series will be freely transferable and exchangeable at the office specified in the related Agreement and Prospectus Supplement, provided, however, that certain Classes of Certificates may be subject to transfer restrictions described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificates may be transferable only on the books of The Depository Trust Company or another deposition, identified in such Prospectus Supplement.

DISTRIBUTIONS ON CERTIFICATES

Distributions of principal and interest on the Certificates of each Series will be made to the registered holders thereof ("Certificateholders") by the Trustee (or such other paying agent as may be identified in the related Prospectus Supplement) on the day (the "Distribution Date") specified in the related Prospectus Supplement, beginning in the period specified in the related Prospectus Supplement following the establishment of the related Trust Fund. Distributions for each Series will be made by check mailed to the address of the person entitled thereto as it appears on the certificate register for such Series maintained by the Trustee or by wire transfer if so specified in the related Prospectus Supplement. The final distribution in retirement of the Certificates of each Series will be made only upon presentation and surrender of the Certificates at the office or agency specified in the notice to the Certificateholders of such final distribution. In addition, the Prospectus Supplement relating to each Series will set forth the applicable due period, prepayment period, record date, Cut-off Date and determination date in respect of each Series of Certificates.

With respect to each Series of Certificates on each Distribution Date, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will distribute to the Certificateholders the amounts described in the related Prospectus Supplement that are due to be paid on such Distribution Date. In general, such amounts will include previously undistributed payments of principal (including principal prepayments, if any) and interest on the Mortgage Loans received by the Master Servicer or the Special Servicer, if any, after a date specified in the related Prospectus Supplement (the "Cut-off Date") and prior to the day preceding each Distribution Date specified in the related Prospectus Supplement.

ACCOUNTS

It is expected that the Agreement for each Series of Certificates will provide that the Trustee establish an account (the "Distribution Account") into which the Master Servicer will deposit amounts held in the Collection Account from which Certificateholder distributions will be made with respect to a given Distribution Date. On each Distribution Date, the Trustee will apply amounts on deposit in the Distribution Account generally to make distributions of interest and principal to the Certificateholders in the manner described in the related Prospectus Supplement.

It is also expected that the Agreement for each Series of Certificates will provide that the Master Servicer establish and maintain an account (the "Collection Account") in the name of the Trustee for the benefit of Certificateholders. The Master Servicer will generally be required to deposit into the Collection Account all amounts received on or in respect of the Mortgage Loans. The Master Servicer will be entitled to make certain withdrawals from the Collection Account to, among other things: (i) remit certain amounts for the related Distribution Date into the Distribution Account; (ii) pay Property Protection Expenses, taxes, assessments and insurance premiums and certain third-party expenses in accordance with the Agreement; (iii) pay accrued and unpaid servicing fees and other servicing compensation to the Master Servicer and the Special Servicer, if any, and (iv) reimburse the Master Servicer, the Special Servicer, if any, the Trustee and the Depositor for certain expenses and provide indemnification to the Depositor. the Master Servicer and the Special Servicer, if any, as described in the Agreement. "Property Protection Expenses" comprise certain costs and expenses incurred in connection with defaulted Mortgage Loans, acquiring title to, or management of, REO Property or the sale of defaulted Mortgage Loans or REO Properties, as more fully described in the related Agreement. The applicable Prospectus Supplement may provide for additional circumstances in which the Master Servicer will be entitled to make withdrawals from the Collection Account.

The amount at any time credited to the Collection Account or the Distribution Account may be invested in Permitted Investments that are payable on demand or in general mature or are subject to withdrawal or redemption on or before the business day preceding the next succeeding Master Servicer Remittance Date, in the case of the Collection Account, or the business day preceding the next succeeding Distribution Date, in the case of the Distribution Account. The Master Servicer will be required to remit amounts on deposit in the Collection Account that are required for distribution to Certificateholders to the Distribution Account on or before the business day preceding the related Distribution Date (the "Master Servicer Remittance Date"). The income from the investment of funds in the Collection Account and the Distribution Account in Permitted Investments will constitute additional servicing compensation for the Master Servicer, and the risk of loss of funds in the Collection Account and the Distribution Account resulting from such investments will be home by the Master Servicer. The amount of each such loss will be required to be deposited by the Master Servicer in the Collection Account or the Distribution Account, as the case may be, promptly as realized.

It is expected that the Agreement for each Series of Certificates will provide that an account (the "REO Account") will be established and maintained in order to be used in connection with REO Properties and, if specified in the related Prospectus Supplement, certain other Mortgaged Properties. To the extent set forth in the Agreement, certain withdrawals from the REO Account will be made to, among other things, (i) make remittances to the Collection Account as required by the Agreement; (ii) pay taxes, assessments, insurance premiums, other amounts necessary for the proper operation, management and maintenance of the REO Properties and such Mortgaged Properties and certain third-party expenses in accordance with the Agreement; and (iii) provide for the reimbursement of certain expenses in respect of the REO Properties and such Mortgaged Properties.

The amount at any time credited to the REO Account may be invested in Permitted Investments that are payable on demand or mature, or are subject to withdrawal or redemption, on or before the business day preceding the day on which such amounts are required to be remitted to the Master Servicer for deposit in the Collection Account. The income from the investment of funds in the REO Account in Permitted Investments will be for the benefit of the Master Servicer, or the Special Servicer, if applicable, and the risk of loss of funds in the REO Account resulting from such investments will be borne by the Master Servicer, or the Special Servicer, if applicable.

"Permitted Investments" will generally consist of one or more of the following, unless the Rating Agencies rating Certificates of a Series require other or additional investments:

                (i) direct obligations of, or guarantees as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States of America;

                (ii) direct obligations of the FHLMC (debt obligations only), Fannie Mae (debt obligations only), the Federal Farm Credit System (consolidated system-wide bonds and notes only), the Federal Home Loan Banks (consolidated debt obligations only), the Student Loan Marketing Association (debt obligations only), the Financing Corp. (consolidated debt obligations only) and the Resolution Funding Corp. (debt obligations only);

                (iii) federal funds time deposits in, or certificates of deposit of, or bankers' acceptances, or repurchase obligations, all having maturities of not more than 365 days, issued by any bank or trust company, savings and loan association or savings bank, depositing institution or trust company having the highest short-term debt obligation from Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or A+1, at least one of the Rating Agencies rating such Certificates, or such lower rating as will not result in the downgrade or withdrawal of the rating or ratings then assigned to the Certificates by any Rating Agency rating such Certificates;

                (iv) commercial paper having a maturity of 365 days or less (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof and demand notes that constitute vehicles for investment in commercial paper) that is rated by each Rating Agency rating such Certificates in its highest short-term unsecured rating category;

                (v) units of taxable money market funds or mutual funds, which funds seek to maintain a constant asset value and have been rated by each Rating Agency rating such Certificates as Permitted Investments with respect to this definition;

                (vi) if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment. as may be acceptable to each Rating Agency rating such Certificates as a permitted investment of funds backing securities having ratings equivalent to each Rating Agency's highest initial rating of the Certificates; and

                (vii) such other obligations as are acceptable as Permitted Investments to each Rating Agency rating such Certificates;


provided, however, that (a) if _____ S&P is rating such Certificates, none of such obligations or securites listed above may have an "r" highlighter affixed to its rating if rated by _____ S&P; (b) except with respect to units of money market funds pursuant to clause (v) above, each such obligation or security will have a fixed dollar amount of principal due at maturity which cannot vary or change; (c) except with respect to units of money market funds pursuant to clause (v) above, if any such obligation or security provides for a variable rate of interest, interest will be tied to a single interest rate index plus a single fixed spread (if any) and move proportionately with that index; and (d) if any of the obligations or securities listed in paragraphs (iii) - (vi) above are not rated by each Rating Agency rating such Certificates, such investment will nonetheless qualify as a Permitted Investment if it is rated by one of the Rating Agencies rating such Certificates and one other nationally recognized statistical rating organization; and provided, further, that such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security will be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or
(ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment as of the date of its acquisition.

AMENDMENT

Generally, the Agreement for each Series will provide that it may be amended from time to time by the parties thereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct or supplement any provisions therein that may be inconsistent with any other provisions therein, (iii) to amend any provision thereof to the extent necessary or desirable to maintain the rating or ratings assigned to each of the Classes of Certificates by each Rating Agency or (iv) to make any other provisions with respect to matters or questions arising under the Agreement that will not (a) be inconsistent with the provisions of the Agreement, (b) result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any outstanding Class of Certificates and (c) adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel.

Each Agreement will also provide that it may be amended from time to time by the parties thereto with the consent of the holders of each of the Classes of Regular Certificates representing not less than a percentage specified in the related Agreement of each Class of Certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall: (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans that are required to be distributed on any Certificate without the consent of each affected Certificateholder; (ii) change the percentage of Certificates the holders of which are required to consent to any action or inaction under the Agreement, without the consent of the holders of all Certificates then outstanding; or (iii) alter the obligations of the Master Servicer or the Trustee to make an advance without the consent of the holders of all Certificates representing all of the Voting Rights of the Class or Classes affected thereby.

Further, the Agreement for each Series may provide that the parties thereto, at any time and from time to time, without the consent of the Certificateholders, may amend the Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of any REMIC related to such Series or to prevent the imposition of any additional material state or local taxes, at all times that any of the Certificates are outstanding, provided, however, that such action, as evidenced by an opinion of counsel, is necessary or helpful to maintain such qualification or to prevent the imposition of any such taxes, and would not adversely affect in any material respect the interest of any Certificateholder.

The related Prospectus Supplement will specify. the method for allocating Voting Rights among holders of Certificates of a Class. Any Certificate beneficially owned by the Depositor, the Master Servicer, the Special Servicer (if any), any mortgagor, the Trustee, a manager or any of their respective affiliates will be deemed not to be outstanding;

provided, however, that, Certificates beneficially owned by the Master Servicer, the Special Servicer (if any), or any affiliate thereof will be deemed to be outstanding in connection with any required consent to an amendment of the Agreement that relates to an action that would materially adversely affect in any material respect the interests of the Certificateholders of any Class while the Master Servicer, the Special Servicer (if any), or any such affiliate owns not less than a percentage specified in the related Agreement of such Class.

The Agreement relating to each Series may provide that no amendment to such Agreement will be made unless there has been delivered in accordance with such Agreement an opinion of counsel to the effect that such amendment will not cause such Series to fail to qualify as a REMIC at any time that any of the Certificates are outstanding.

The Prospectus Supplement for a Series may describe other or different provisions concerning the amendment of the related Agreement required by the Rating Agencies rating Certificates of such Series.

TERMINATION

The obligations of the parties to the Agreement for each Series will terminate upon: (i) the purchase of all of the assets of the related Trust Fund, as described in the related Prospectus Supplement; (ii) the later of (a) the distribution to Certificateholders of that Series of final payment with respect to the last outstanding Mortgage Loan or (b) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last outstanding Mortgage Loan and the remittance to the Certificateholders of all funds due under the Agreement; (iii) the sale of the assets of the related Trust Fund after the principal amounts of all Certificates have been reduced to zero under circumstances set forth in the Agreement; or (iv) mutual consent of the parties and all Certificateholders. With respect to each Series, the Trustee will give or cause to be given written notice of termination of the Agreement to each Certificateholder and the final distribution under the Agreement will be made only upon surrender and cancellation of the related Certificates at an office or agency specified in the notice of termination.

REPORTS TO CERTIFICATEHOLDERS

Concurrently with each distribution for each Series, the Trustee (or such other paying agent as may be identified in the applicable Prospectus Supplement) will forward to each Certificateholder a statement setting forth such information relating to such distribution as is specified in the Agreement and described in the applicable Prospectus Supplement.

THE TRUSTEE

The Depositor will select a bank or trust company to act as trustee (the "Trustee") under the Agreement for each Series and the Trustee will be identified, and its obligations under that Agreement will be described, in the applicable Prospectus Supplement. The Rating Agencies rating Certificates of a Series may require the appointment of a Fiscal Agent to guarantee certain obligations of the Trustee. Such Fiscal Agent will be a party to the Agreement. In such event, the Fiscal Agent will be identified, and its obligations under the Agreement will be described, in the applicable Prospectus Supplement. See "SERVICING OF THE MORTGAGE LOAN Certain Matters with Respect to the Master Servicer, the Special Servicer, the Trustee and the Depositor."



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



                              THE MORTGAGE POOLS

GENERAL

Each Mortgage Pool will consist of mortgage loans secured by first or junior mortgages, deeds of trust or similar security instruments (each, a "Mortgage") on, or installment contracts ("Installment Contracts") for the sale of, fee simple or leasehold interests in properties improved by office buildings, health-care related properties, congregate care facilities, hotels and motels, industrial properties, warehouse, mini-warehouse, and self-storage facilities, mobile home parks, multifamily properties, cooperative apartment buildings, nursing homes, office/retail properties, anchored retail properties, single-tenant retail properties, unanchored retail properties and other commercial real estate properties, multifamily residential properties and/or mixed residential commercial properties (each, a "Mortgaged Property"). A Mortgage Pool may also include participation interests in such types of mortgage loans, private-label mortgage pass-through certificates, certificates issued or guaranteed by FHLMC, Fannie Mae or GNMA, mortgage pass-through certificates, or collateralized mortgage obligations. Each such mortgage loan, Installment Contract, participation interest, certificate, or collateralized mortgage obligation is herein referred to as a "Mortgage Loan."

All Mortgage Loans will be of one or more of the following types:

1.       Mortgage Loans with fixed interest rates;

2.       Mortgage Loans with adjustable interest rates;

3. Mortgage Loans whose principal balances fully amortize over their remaining terms to maturity;

4. Mortgage Loans whose principal balances do not fully amortize, but instead provide for a substantial principal payment at the stated maturity of the loan;

5.       Mortgage Loans that provide for recourse against only the Mortgaged
         Properties;

6. Mortgage Loans that provide for recourse against the other assets of the related mortgagors; and

7. Any other types of Mortgage Loans described in the applicable Prospectus Supplement.


Mortgage Loans may also be secured by one or more assignments of leases and rents, management agreements or operating agreements relating to the Mortgaged Property and in some cases by certain letters of credit, personal guarantees or both. Pursuant to an assignment of leases and rents, the obligor on the related promissory note, bond, mortgage consolidation agreement, installment contract or other similar instrument (each, a "Note") assigns its right, title and interest as landlord under each lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the obligor defaults, the license terminates and the related mortgagee is entitled to collect the rents from tenants to he applied to the monetary obligations of the obligor. State law may limit or restrict the enforcement of the assignment of leases and rents by a mortgagee until the mortgagee takes possession of the related mortgaged property and/or a receiver is appointed. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS-Leases and Rents."

If so specified in the related Prospectus Supplement, a Trust Fund may include a number of Mortgage Loans with a single obligor or related obligors thereunder; provided, however, that the principal balance of the mortgage loans to a single obligor or group of related obligors will not exceed 45% of the initial principal amount of the Certificates for a Series. In addition, in the event that the Mortgage Pool securing Certificates for any Series includes a Mortgage Loan or mortgage-backed security or a group of Mortgage Loans or mortgage-backed securities of a single obligor or group of affiliated obligors representing 10% or more, but less than 45%, of the principal amount of such Certificates, the Prospectus Supplement will contain information, including financial information, regarding the credit quality of the obligors. The Mortgage Loans will be newly originated or seasoned, and will be acquired by the Depositor either directly or through one or more affiliates.

Unless otherwise specified in the Prospectus Supplement for a Series, the Mortgage Loans will not be insured or guaranteed by the United States, any governmental agency, any private mortgage insurer or any other person or entity.

The Prospectus Supplement relating to each Series will specify the Mortgage Loan Seller or Mortgage Loan Sellers relating to the Mortgage Loans, which may include, among others, Real Estate Investment Trusts ("REITs"), commercial banks, savings and loan associations, other financial institutions, mortgage banks, credit companies, insurance companies, real estate developers or other HUD approved lenders, and the underwriting criteria to the extent available in connection with originating the Mortgage Loans. The criteria applied by the Depositor in selecting the Mortgage Loans to be included in a Mortgage Pool will vary from Series to Series. The Prospectus Supplement relating to each Series also will provide specific information regarding the characteristics of the Mortgage Loans, as of the Cut-off Date, including, among other things: (i) the aggregate principal balance of the Mortgage Loans; (ii) the types of properties securing the Mortgage Loans and the aggregate principal balance of the Mortgage Loans secured by each type of property; (iii) the interest rate or range of interest rates of the Mortgage Loans; (iv) the origination dates and the original and, with respect to seasoned Mortgage Loans, remaining terms to stated maturity of the Mortgage Loans; (v) the loan-to-value ratios at origination and, with respect to seasoned Mortgage Loans, current loan balance-to-original value ratios of the Mortgage Loans; (vi) the geographic distribution of the Mortgaged Properties underlying the Mortgage Loans; (vii) the minimum interest rates, margins, adjustment caps, adjustment frequencies, indices and other similar information applicable to adjustable rate Mortgage Loans; (viii) the debt service coverage ratios relating to the Mortgage Loans; and (ix) payment delinquencies, if any, relating to the Mortgage Loans. The applicable Prospectus Supplement will also specify any materially inadequate, incomplete or obsolete documentation relating to the Mortgage Loans and other characteristics of the Mortgage Loans relating to each Series. If specified in the applicable Prospectus Supplement, the Depositor may segregate the Mortgage Loans in a Mortgage Pool into separate "Mortgage Loan Groups" (as described in the related Prospectus Supplement) as part of the structure of the payments of principal and interest on the Certificates of a Series. In such case, the Depositor will disclose the above-specified information by Mortgage Loan Group.

The Depositor will file a current report on Form 8-K (the "Form 8-K") with the Commission within 15 days after the initial issuance of each Series of Certificates (each, a "Closing Date"), as specified in the related Prospectus Supplement, which will set forth information with respect to the Mortgage Loans included in the Trust Fund for a Series as of the related Closing Date. The Form 8-K will be available to the Certificateholders of the related Series promptly after its filing.

ASSIGNMENT OF MORTGAGE LOANS

At the time of issuance of the Certificates of each Series, the Depositor will cause the Mortgage Loans to be assigned to the Trustee, together with all scheduled payments of interest and principal due after the Cut-off Date (whether received) and all payments of interest and principal received by the Depositor or the Master Servicer on or with respect to the Mortgage Loans after the Cut-off Date. The Trustee, concurrently with such assignment, will execute and deliver Certificates evidencing the beneficial ownership interests in the related Trust Fund to the Depositor in exchange for the Mortgage Loans. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the Agreement for the related Series (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will include, among other things, as to each Mortgage Loan, information as to its outstanding principal balance as of the close of business on the Cut-off Date, as well as information respecting the interest rate, the scheduled monthly (or other periodic) payment of principal and interest as of the Cut-off Date, the maturity date of each Note and the address of the property securing the Note.

In addition, the Depositor will, as to each Mortgage Loan, deliver to the
Trustee: (i) the Note, endorsed to the order of the Trustee without recourse;
(ii) the Mortgage and an executed assignment thereof in favor of the Trustee or otherwise as required by the Agreement; (iii) any assumption, modification or substitution agreements relating to the Mortgage Loan; (iv) a mortgagee's title insurance policy (or owner's policy in the case of an Installment Contract), together with its endorsements, or an attorney's opinion of title issued as of the date of origination of the Mortgage Loan; (v) if the security losses are not covered by the methods of Credit Enhancement or the insurance policies described herein and/or in the related Prospectus Supplement, the ability of the Trust Fund to pay principal of and interest on the Certificates may be adversely affected. Even if credit support covers all losses resulting from defaults and foreclosure, the effect of defaults and foreclosures may be to increase prepayment experience on the Mortgage Loans, thus shortening weighted average life and affecting yield to maturity.

REPRESENTATIONS AND WARRANTIES

The seller of a Mortgage Loan to the Depositor (the "Mortgage Loan Seller"), which may be an affiliate of the Depositor, will have made representations and warranties in respect of the Mortgage Loans sold by such Mortgage Loan Seller to the Depositor. Such representations and warranties will generally include, among other things: (i) with respect to each Mortgaged Property, that title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's opinion of title) and any required hazard insurance was effective at the origination of each Mortgage Loan, and that each policy (or opinion of title) remained in effect on the date of purchase of the Mortgage Loan from the Mortgage Loan Seller, (ii) that the Mortgage Loan Seller had good and marketable (or indefeasible, in the case of real property located in Texas) title to each such Mortgage Loan, (iii) with respect to each Mortgaged Property, that each mortgage constituted a valid first lien on the Mortgaged Property (subject only to permissible title insurance exceptions); (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; and (v) that each Mortgage Loan was current as to all required payments. The Prospectus Supplement for a Series will specify the representations and warranties being made by the Mortgage Loan Seller.

All of the representations and warranties of a Mortgage Loan Seller in respect of a Mortgage Loan generally will have been made as of the date on which such Mortgage Loan Seller sold the Mortgage Loan to the Depositor. The related Prospectus Supplement will indicate if a different date is applicable. A substantial period of time may have elapsed between such date and the date of the initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of the Mortgage Loan Seller do not address events that may occur following the sale of a Mortgage Loan by the Mortgage Loan Seller, the repurchase obligation of the Mortgage Loan Seller described below will not arise if, on or after the date of the sale of a Mortgage Loan by the Mortgage Loan Seller to the Depositor, the relevant event occurs that would have given rise to such an obligation. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of the Mortgage Loan Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the related Cut-off Date. If so specified in the related Prospectus Supplement, the Depositor will make certain representations and warranties for the benefit of Certificateholder of a Series in respect of a Mortgage Loan that relate to the period commencing on the date of sale of such Mortgage Loan to the Depositor.

Upon the discovery of the breach of any representation or warranty made by the Mortgage Loan Seller in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders of the related Series. Such Mortgage Loan Seller generally will be obligated to repurchase such Mortgage Loan at a purchase price equal to 100% of the unpaid principal balance thereof at the date of repurchase or, in the case of a Series of Certificates as to which the Depositor has elected to treat the related Trust Fund as a REMIC, as defined in the Code, at such other price as may be necessary to avoid a tax on a prohibited transaction, as described in Section 860F(a) of the Code, in each case together with accrued interest at the interest rate for such Mortgage Loan, to the first day of the month following such repurchase and the amount of any unreimbursed advances made by the Master Servicer in respect of such Mortgage Loan, together with interest thereon at the reimbursement rate. The Master Servicer will be required to enforce such obligation of the Mortgage Loan Seller for the benefit of the Trustee and the Certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. This repurchase obligation will generally constitute the sole remedy available to the Certificateholders of such Series for a breach of a representation or warranty by a Mortgage Loan Seller and the Depositor and the Master Servicer will have no liability to the Trust Fund for any such breach. The applicable Prospectus Supplement will indicate whether any additional remedies will be available to the Certificateholders. No assurance can be given that a Mortgage Loan Seller will carry out its repurchase obligation with respect to the Mortgage Loans.

If specified in the related Prospectus Supplement, the Mortgage Loan Seller may deliver to the Trustee within a specified number of days following the issuance of a Series of Certificates Mortgage Loans in substitution for any one or more of the Mortgage Loans initially included in the Trust Fund but which do not conform in one or more respects to the description thereof contained in the related Prospectus Supplement, as to which a breach of a representation or warranty is discovered, which breach materially and adversely affects the interests of the Certificateholders, or as to which a document in the related Mortgage Loan File is defective in any material respect. The related Prospectus Supplement will describe any required characteristics of any such substituted Mortgage Loans.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

The servicer of the Mortgage Loans (the "Master Servicer") will be specified in the applicable Prospectus Supplement and may be an affiliate of the Depositor. The Prospectus Supplement for the related Series will set forth certain information concerning the Master Servicer. The Master Servicer will be responsible for servicing the Mortgage Loans pursuant to the Agreement for the related Series. To the extent so specified in the related Prospectus Supplement, one or more Special Servicers may be a party to the related Agreement or may be appointed by holders of certain Classes of Regular Certificates representing a certain percentage specified in the related Agreement of such Class or Classes of Certificates or by another specified party. Certain information with respect to the Special Servicer will be set forth in such Prospectus Supplement. A Special Servicer for any Series of Certificates may be an affiliate of the Depositor or the Master Servicer and may hold, or be affiliated with the holder of, Subordinate Certificates of such Series. A Special Servicer may be entitled to any of the rights, and subject to any of the obligations, described herein in respect of a Master Servicer. In general, a Special Servicer's duties will relate to defaulted Mortgage Loans or those Mortgage Loans that otherwise require special servicing ("Specially Serviced Mortgage Loans"), including instituting foreclosures and negotiating work-outs and will also include asset management activities with respect to any REO Property. The related Prospectus Supplement will describe the rights, obligations and compensation of any Special Servicer for a particular Series of Certificates. The Master Servicer or Special Servicer generally may subcontract the servicing of all or a portion of the Mortgage Loans to one or more sub-servicers provided certain conditions are met. Such sub-servicer may be an affiliate of the Depositor and may have other business relationships with Depositor and its affiliates.

COLLECTIONS AND OTHER SERVICING PROCEDURES

The Master Servicer and the Special Servicer, if any, will make reasonable efforts to collect all pavements called for under the Mortgage Loans and will, consistent with the related Agreement, follow such collection procedures as it deems necessary or desirable. Consistent with the above and unless otherwise specified in the related Prospectus Supplement. The Master Servicer or the Special Servicer, if applicable, may, in its discretion, waive any late payment charge or penalty fees in connection with a late payment of a Mortgage Loan and, if so specified in the related Prospectus Supplement, may extend the due dates for payments due on a Note.

It is expected that the Agreement for each Series will provide that the Master Servicer establish and maintain an escrow account (the "Escrow Account") in which the Master Servicer will be required to deposit amounts received from each mortgagor, if required by the terms of the related Mortgage Loan documents, for the payment of taxes, assessments, certain mortgage and hazard insurance premiums and other comparable items ("Escrow Payments"). The Special Servicer, if any, will be required to remit amounts received for such purposes on Mortgage Loans serviced by it to the Master Servicer for deposit into the


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Escrow Account, and will be entitled to direct the Master Servicer to make withdrawals from the Escrow Account as may be required for servicing of such Mortgage Loans. Withdrawals from the Escrow Account generally may be made to
(i) effect timely payment of taxes, assessments, mortgage and hazard insurance premiums and other comparable items, (ii) to transfer funds to the Collection Account to reimburse the Master Servicer or the Trustee, as applicable, for any advance with interest thereon relating to Escrow Payments, (iii) to restore or repair the Mortgaged Properties, (iv) to clear and terminate such account, (v) to pay interest to mortgagors on balances in the Escrow Account, if required by the terms of the related Mortgage Loan documents or by applicable law, (vi) to remit to the related borrower the Financial Lease and Reporting Fee as and when required by the related Mortgage, and (vii) to remove amounts not required to be deposited therein. The related Prospectus Supplement may provide for other permitted withdrawals from the Escrow Account. The Master Servicer will be entitled to all income on the funds in the Escrow Account invested in Permitted Investments not required to be paid to mortgagors by the terms of the related Mortgage Loan documents or by applicable law. The Master Servicer will be responsible for the administration of the Escrow Account.

INSURANCE

The Agreement for each Series will require that the Master Servicer use its reasonable efforts to or require each mortgagor to maintain insurance in accordance with the related Mortgage Loan documents, which generally will include a standard fire and hazard insurance policy with extended coverage. To the extent required by the related Mortgage Loan, the coverage of each such standard hazard insurance policy will be in an amount that is at least equal to the lesser of (i) the full replacement cost of the improvements and equipment securing such Mortgage Loan or (ii) the outstanding principal balance owing on such Mortgage Loan or such amount as is necessary to prevent any reduction in such policy by reason of the application of co-insurance and to prevent the Trustee thereunder from being deemed to be a co-insurer, in each case with a replacement cost rider. The Master Servicer will also use its reasonable efforts to require each mortgagor to maintain (i) insurance providing coverage against 12 months of rent interruptions and (ii) such other insurance as provided in the related Mortgage Loan. Subject to the requirements for modification, waiver or amendment of a Mortgage Loan (See "Modifications, Waivers and Amendments"), the Master Servicer may in its reasonable discretion consistent with the servicing standard set forth in the related Agreement waive the requirement of a Mortgage Loan that the related mortgagor maintain earthquake insurance on the related Mortgaged Property.

If a Mortgaged Property is located at the time of origination of the related Mortgage Loan in a federally designated special flood hazard area, the Master Servicer will also use its reasonable efforts to require the related mortgagor to maintain flood insurance in an amount equal to the lesser of the unpaid principal balance of the related Mortgage Loan and the maximum amount obtainable with respect to the Mortgage Loan. The related Agreement will provide that the Master Servicer will be required to maintain the foregoing insurance if the related mortgagor fails to maintain such insurance to the extent such insurance is available at commercially reasonable rates and to the extent the Trustee, as mortgagee, has an insurable interest. The cost of any such insurance maintained by the Master Servicer will be advanced by the Master Servicer. The Master Servicer or the Special Servicer, if any, will cause to be maintained fire and hazard insurance with extended coverage on each REO Property in an amount that is at least equal to the full replacement cost of the improvements and equipment. The cost of any such insurance with respect to an REO Property will be payable out of amounts on deposit in the related REO Account or will be advanced by the Master Servicer. The Master Servicer or the Special Servicer, if any, will maintain flood insurance providing substantially the same coverage as described above on any REO Property that was located in a federally designated special flood hazard area at the time the related mortgage loan was originated. The Master Servicer or the Special Servicer, if any, will maintain with respect to each REO Property (i) public liability insurance, (ii) loss of rent endorsements and (iii) such other insurance as provided in the related Mortgage Loan. Any such insurance that is required to be maintained with respect to any REO Property will only be so required to the extent such insurance is available at commercially reasonable rates. The related Agreement will provide that the Master Servicer or Special Servicer, if any, may satisfy its obligation to cause hazard insurance policies to be maintained by maintaining a master force placed insurance policy insuring against losses on the Mortgage Loans or REO Properties, as the case may be. The incremental cost of such insurance allocable to any particular Mortgage Loan or REO Property, if not home by the related mortgagor, will be an expense of the Trust Fund. Alternatively, the Master Servicer or Special Servicer, if any, may satisfy its obligation by maintaining, at its expense, a blanket policy (i.e., not a master force placed policy) insuring against losses on the Mortgage Loans or REO Properties, as the case may be. If such a blanket or master force placed policy contains a deductible clause, the Master Servicer or the Special Servicer, if any, will be obligated to deposit in the Collection Account all sums that would have been deposited therein but for such clause to the extent any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or in the absence of any such deductible limitation, the deductible limitation that is consistent with the servicing standard under the related Agreement.

In general, the standard form of fire and hazard extended coverage insurance policy will cover physical damage to, or destruction of, the improvements on the Mortgaged Property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Since the standard hazard insurance policies relating to the Mortgage Loans will be underwritten by different insurers and win cover Mortgaged Properties located in various states, such policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and conditions. Most such policies typically will not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Any losses incurred with respect to Mortgage Loans due to uninsured risks (including earthquakes, mudflows and floods) or insufficient hazard insurance proceeds could affect distributions to the Certificateholders.

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



The standard hazard insurance policies covering Mortgaged Properties securing Mortgage Loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the dwellings, structures and other improvements on the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause will provide that the insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash value (the replacement cost less physical depreciation) of the structures and other improvements damaged or destroyed and (ii) such proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of such dwellings, structures and other improvements.

The Prospectus Supplement may describe other provisions concerning the insurance policies required to be maintained under the related Agreement.

Unless otherwise specified in the applicable Prospectus Supplement, no pool insurance policy, special hazard insurance policy, bankruptcy bond, repurchase bond or guarantee insurance will be maintained with respect to the Mortgage Loans nor will any Mortgage Loan be subject to FHA insurance.

The FHA is responsible for administering various federal programs, including mortgage insurance, authorized under the National Housing Act of 1934, as amended, and the United States Housing Act of 1937, as amended. To the extent specified in the related Prospectus Supplement, all or a portion of the Mortgage Loans may be insured by the FHA. The Master Servicer will be required to take such steps as are reasonably necessary to keep such insurance in full force and effect.

FIDELITY BONDS AND ERRORS AND OMISSIONS

The Agreement for each Series will generally require that the Master Servicer and the Special Servicer, if applicable, obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers and employees of the Master Servicer and the Special Servicer, if applicable. The related Agreement will allow the Master Servicer and the Special Servicer, if applicable, to self-insure against loss occasioned by the errors and omissions of the officers and employees of the Master Servicer and the Special Servicer, if applicable, so long as certain criteria set forth in the Agreement are met.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

The Master Servicer's principal compensation for its activities under the Agreement for each Series will come from the payment to it or retention by it, with respect to each Mortgage Loan, of a "Servicing Fee" (as defined in the related Prospectus Supplement). The exact amount and calculation of such Servicing Fee will be established in the Prospectus Supplement and Agreement for the related Series. Since the aggregate unpaid principal


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



balance of the Mortgage Loans will generally decline over time, the Master Servicer's servicing compensation will ordinarily decrease as the Mortgage Loans amortize.

In addition, the Agreement for a Series may provide that the Master Servicer be entitled to receive, as additional compensation, (i) Prepayment Premiums, late fees and certain other fees collected from mortgagors and (ii) any interest or other income earned on funds deposited in the Collection Account and Distribution Account (as described under "DESCRIPTION OF THE CERTIFICATES-Accounts") and, except to the extent such income is required to be paid to the related mortgagors, the Escrow Account.

The Master Servicer will generally pay the fees and expenses of the Trustee.

The amount and calculation of the fee for the servicing of Specially Serviced Mortgage Loans (the "Special Servicing Fee") will be described in the Prospectus Supplement and Agreement for the related Services.

In addition to the compensation described above, the Master Servicer and the Special Servicer, if applicable, (or any other party specified in the applicable Prospectus Supplement) may retain, or be entitled to the reimbursement of, such other amounts and expenses as are described in the applicable Prospectus Supplement.

ADVANCES

The applicable Prospectus Supplement will set forth the obligations, if any, of the Master Servicer and the Special Servicer, if applicable, to make any advances with respect to delinquent payments on Mortgage Loans, payments of taxes, assessments, insurance premiums and Property Protection Expenses or otherwise. Any such advances will be made in the form and manner described in the Prospectus Supplement and Agreement for the related Series.

MODIFICATIONS, WAIVERS AND AMENDMENTS

The Agreement for each Series will provide the Master Servicer or the Special Servicer, if any, with the discretion to modify, waive or amend certain of the terms of any Mortgage Loan without the consent of the Trustee or any Certificateholder subject to certain conditions set forth therein, including the condition that such modification, waiver or amendment will not result in such Mortgage Loan ceasing to be a "qualified mortgage" under the REMIC Regulations.

EVIDENCE OF COMPLIANCE

The Agreement for each Series will generally provide that on or before a specified date in each year, beginning the first such date that is at least a specified number of months after the Cut-off Date, there will be furnished to the related Trustee a report of a firm of independent certified public accountants stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer or


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



Special Servicer, if any, which includes an assertion that the Master Servicer or Special Servicer, if any, has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial and multifamily mortgage loans), identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the Master Servicer's or, if applicable, the Special Servicer's servicing of commercial and multifamily mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such standards require it to report.

In rendering its report such firm may rely, as to the matters relating to the direct servicing of commercial and multifamily mortgage loans by sub-services, upon comparable reports of firms of independent public accountants rendered on the basis of examination conducted in accordance with the same standards (rendered within one year of such report) with respect to those sub-servicers. The Prospectus Supplement may provide that additional reports of independent certified public accountants relating to the servicing of mortgage loans may be required to be delivered to the Trustee.

In addition, the Agreement for each Series will generally provide that the Master Servicer and the Special Servicer, if any, will each deliver to the Trustee, the Depositor and each Rating Agency, annually on or before a date specified in the Agreement, a statement signed by an officer of the Master Servicer or the Special Servicer, as applicable, to the effect that, based on a review of its activities during the preceding calendar year, to the best of such officer's knowledge, the Master Servicer or the Special Servicer, as applicable, has fulfilled in all material respects its obligations under the Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each default known to such officer.

CERTAIN MATTERS WITH RESPECT TO THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE AND THE DEPOSITOR

The Agreement for each Series will also provide that none of the Depositor, the Master Servicer, the Special Servicer, if any, or any partner, director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer, if any (or any general partner thereof), will be under any liability to the Trust Fund or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Depositor, the Master Servicer, the Special Servicer, if any, nor any such person will be protected against any liability for a breach of any representations or warranties under the Agreement or that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (or, in the case of the Master Servicer or Special Servicer, if any, a breach of the servicing standards set forth in the Agreement) in the performance of its duties or by reason of negligent disregard of its obligations and duties thereunder. The Agreement will further provide that the Depositor, the Master Servicer, the Special Servicer, if any, and any


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



director, officer, employee or agent of the Depositor, the Master Servicer, the Special Servicer, if any (and any general partner thereof), will be entitled to indemnification by the Trust Fund for any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Certificates, other than any loss, liability or expense incurred by reason of its respective willful misfeasance, bad faith, fraud or negligence (or, in the case of the Master Servicer or the Special Servicer, if any, a breach of the servicing standard set forth in the Agreement) in the performance of duties thereunder or by reason of negligent disregard of its respective obligations and duties thereunder. Any loss resulting from such indemnification will reduce amounts distributable to Certificateholders. The Prospectus Supplement will specify any variations to the foregoing required by the Rating Agencies rating Certificates of a Series.

In addition, the Agreement will generally provide that none of the Depositor, the Special Servicer or the Master Servicer, if any, will be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under the Agreement and which in its opinion does not involve it in any expense or liability. The Master Servicer or the Special Servicer, if any, may, however, in its discretion undertake any such action that is related to its respective obligations under the related Agreement and that it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the holders of Certificates thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any liability related to the Master Servicer's or the Special Servicer's, if any obligations to service the Mortgage Loans in accordance with the servicing standard under the Agreement) will be expenses, costs and liabilities of the Trust Fund, and the Master Servicer or Special Servicer, if applicable, will be entitled to be reimbursed therefor and to charge the Collection Account.

Any person into which the Master Servicer or the Special Servicer, if any, may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Special Servicer, if any, is a party, or any person succeeding to the business of the Master Servicer or the Special Servicer, if any, will be the successor of the Master Servicer or the Special Servicer, as applicable, under the Agreement, and will be deemed to have assumed all of the liabilities and obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement, if each of the Rating Agencies has confirmed in writing that such merger or consolidation and succession will not result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating Agency to any Class of the Certificates. The related Prospectus Supplement will describe any additional restrictions on such a merger or consolidation.

Generally, the Master Servicer or the Special Servicer, if any, may assign its rights and delegate its duties and obligations under the Agreement in connection with the sale or transfer of a substantial portion of its mortgage servicing or asset management portfolio; provided that certain conditions are met, including the written consent of the Trustee and written confirmation by each of the Rating Agencies that such assignment and delegation by the Master Servicer or the Special Servicer, as applicable, will not, in and of itself, result in a downgrading, withdrawal or qualification of the rating then assigned by such Rating


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



Agency to any Class of Certificates. The related Prospectus will describe any additional restrictions on such assignment.

The Agreement will also provide that the Master Servicer or the Special Servicer, if any, may not otherwise resign from its obligations and duties as Master Servicer or Special Servicer thereunder, except upon the determination that performance of its duties is no longer permissible under applicable law and provided that such determination is evidenced by an opinion of counsel delivered to the Trustee. No such resignation or removal may become effective until the Trustee or a successor Master Servicer or Special Servicer, as the case may be, has assumed the obligations of the Master Servicer or the Special Servicer, as applicable, under the Agreement.

The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer, the Special Servicer, if any, and/or any of their respective affiliates.

The Trustee may resign from its obligations under the Agreement at any time, in which event a successor Trustee will be appointed. In addition, the Depositor may remove the Trustee if the Trustee ceases to be eligible to act as Trustee under the Agreement or if the Trustee becomes insolvent, at which time the Depositor will become obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing the percentage of Voting Rights specified in the applicable Prospectus Supplement. Any resignation and removal of the Trustee, and the appointment of a successor Trustee, will not become effective until acceptance of such appointment by the successor Trustee.

The Depositor is not obligated to monitor or supervise the performance of the Master Servicer, Special Servicer, if any, or the Trustee under the Agreement.

EVENTS OF DEFAULT

Events of default with respect to the Master Servicer or the Special Servicer, if any, as applicable (each, an "Event of Default") under the Agreement for each Series will consist of, in summary form, (i) any failure by the Master Servicer or the Special Servicer, if any, to remit to the Collection Account or any failure by the Master Servicer to remit to the Trustee for deposit into the Distribution Account any amount required to be so remitted pursuant to the Agreement; (ii) any failure by the Master Servicer or Special Servicer, as applicable, duly to observe or perform in any material respect any of its other covenants or agreements or the breach of its representations or warranties (which breach materially and adversely affects the interests of the Certificateholders, the Trustee, the Master Servicer or the Special Servicer, if any, with respect to any Mortgage Loan) under the Agreement, which in each case continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer or the Special Servicer, as applicable, by the Depositor or the Trustee, or to the Master Servicer or Special Servicer, if any, the Depositor and the Trustee by the holders of Certificates evidencing Voting Rights of at least 25% of any affected Class;


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(iii) confirmation in writing by any of the Rating Agencies that the then current rating assigned to any Class of Certificates would be withdrawn, downgraded or qualified unless the Master Servicer or Special Servicer, as applicable, is removed; (iv) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and certain actions by, on behalf of or against the Master Servicer or Special Servicer, as applicable, indicating its insolvency or inability to pay its obligations; or (v) any failure by the Master Servicer to make a required advance. The related Prospectus Supplement may provide for other Events of Default to the extent required by the Rating Agencies rating Certificates of a Series.

RIGHTS UPON EVENT OF DEFAULT

As long as an Event of Default remains unremedied, the Trustee may, and at the written direction of the holders of Certificates entitled to 25% of the aggregate Voting Rights of all Certificates will, terminate all of the rights and obligations of the Master Servicer or Special Servicer, as the case may be. Notwithstanding the foregoing, upon any termination of the Master Servicer or the Special Servicer, as applicable, under the Agreement the Master Servicer or the Special Servicer, as applicable, will continue to be entitled to receive all accrued and unpaid servicing compensation through the date of termination plus, in the case of the Master Servicer, all advances and interest thereon as provided in the Agreement.

The holders of Certificates evidencing not less than 66 2/3% of the aggregate Voting Rights of the Certificates may, on behalf of all holders of Certificates, waive any default by the Master Servicer or Special Servicer, if any, in the performance of its obligations under the Agreement and its consequences, except a default in making any required deposits to (including advances) or payments from the Collection Account or the Distribution Account or in remitting payments as received, in each case in accordance with the Agreement. Upon any such waiver of a past default, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been remedied for every purpose of the Agreement. No such waiver will extend to any subsequent or other default or impair any right consequent thereon.

On and after the date of termination, the Trustee will succeed to all authority and power of the Master Servicer or the Special Servicer, as applicable. under the Agreement and will be entitled to similar compensation arrangements to which the Master Servicer or the Special Servicer, as applicable, would have been entitled. If the Trustee is unwilling or unable so to act, or if the holders of Certificates evidencing a majority of the aggregate Voting Rights so request or if the Trustee is not rated in one of its two highest long-term debt rating categories by each of the Rating Agencies or if the Trustee is not approved as a servicer by the Rating Agencies, the Trustee must appoint, or petition a court of competent jurisdiction for the appointment of, an established mortgage loan servicing institution with a net worth of at least $10,000,000 and which is either Fannie Mae or FHLMC approved, the appointment of which will not result in the downgrading, withdrawal or qualification of the rating or ratings then assigned to any Class of Certificates as evidenced in writing by each Rating Agency, to act as successor to the Master Servicer or the Special Servicer, as applicable, under the Agreement. Pending such appointment, the

Trustee will be obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer or the Special Servicer, as the case may be, under the Agreement.

No Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement or the Mortgage Loans, unless, with respect to the Agreement, such holder previously shall have given to the Trustee a written notice of a default under the Agreement and of the continuance thereof, and unless also the holders of Certificates representing a majority of the aggregate Voting Rights allocated to each affected Class have made written request of the Trustee to institute such proceeding in its own name as Trustee under the Agreement and have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, has neglected or refused to institute such proceeding.

The Trustee will have no obligation to institute, conduct or defend any litigation under the Agreement or in relation thereto at the request, order or direction of any of the holders of Certificates, unless such holders of Certificates have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.




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



                              CREDIT ENHANCEMENT

GENERAL

If specified in the related Prospectus Supplement for any Series, credit enhancement may be provided with respect to one or more Classes thereof or the related Mortgage Loans ("Credit Enhancement"). Credit Enhancement may be in the form of a letter of credit, the subordination of one or more Classes of the Certificates of such Series, the establishment of one or more reserve funds, surety bonds, certificate guarantee insurance, the use of cross-support features, limited guarantees or another method of Credit Enhancement described in the related Prospectus Supplement, or any combination of the foregoing.

It is unlikely that Credit Enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by Credit Enhancement or that are not covered by Credit Enhancement, Certificateholders will bear their allocable share of deficiencies. See "RISK FACTORS-Credit Enhancement Limitations"

ENHANCEMENT LIMITATIONS

If Credit Enhancement is provided with respect to a Series, or the related Mortgage Loans, the applicable Prospectus Supplement will include a description of (a) the amount payable under such Credit Enhancement, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount payable under such Credit Enhancement may be reduced and under which such Credit Enhancement may be terminated or replaced and (d) the material provisions of any agreement relating to such Credit Enhancement. Additionally, the applicable Prospectus Supplement will set forth certain information with respect to the issuer of any third-party Credit Enhancement, including (i) a brief description of its principal business activities, (ii) its principal place of business, the jurisdiction of organization and the jurisdictions under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets and its stockholders' or policyholders' surplus, if applicable, as of the date specified in such Prospectus Supplement. If the holders of any Certificates of any Series will be materially dependent upon the issuer of any third party Credit Enhancement for timely payment of interest and/or principal on their Certificates, the Depositor will file a current report on Form 8-K within 15 days after the initial issuance of such Certificates, which will include any material information regarding such issuer, including audited financial statements to the extent required.

SUBORDINATE CERTIFICATES

If so specified in the related Prospectus Supplement, one or more Classes of a Series may be Subordinate Certificates. If so specified in the related Prospectus Supplement, the rights of the holders of subordinate Certificates (the "Subordinate Certificates") to receive distributions of principal and interest from the Distribution Account on any Distribution

Date will be subordinated to such rights of the holders of senior Certificates (the "Senior Certificates') to the extent specified in the related Prospectus Supplement. In addition, subordination may be effected by the allocation of losses first to Subordinate Certificates in reduction of the principal balance of such Certificates until the principal balance thereof is reduced to zero before any losses are allocated to Senior Certificates. The Agreement may require a trustee that is not the Trustee to be appointed to act on behalf of holders of Subordinate Certificates.

A Series may include one or more Classes of Subordinate Certificates entitled to receive cash flows remaining after distributions are made to all other Classes designated as being senior thereto. Such right to receive payments will effectively be subordinate to the rights of holders of such senior designated Classes of Certificates. A Series may also include one or more Classes of Subordinate Certificates that will be allocated losses prior to any losses being allocated to Classes of Subordinate Certificates designated as being senior thereto. If so specified in the related Prospectus Supplement, the subordination of a Class may apply only in the event of (or may be limited to) certain types of losses not covered by insurance policies or other Credit Enhancement, such as losses arising from damage to property securing a Mortgage Loan not covered by standard hazard insurance policies.

The related Prospectus Supplement will describe any such subordination in greater detail and set forth information concerning, among other things. to the extent applicable, (i) the amount of subordination of a Class or Classes of Subordinate Certificates in a Series, (ii) the circumstances in which such subordination will be applicable, (iii) the manner, if any, in which the amount of subordination will decrease over time, (iv) the manner of funding any related reserve fund, (v) the conditions under which amounts in any applicable reserve fund will be used to make distributions to holders of Senior Certificates and/or to holders of Subordinate Certificates or be released from the applicable Trust Fund and (vi) if one or more Classes of Subordinate Certificates of a Series are offered Certificates, the sensitivity of distributions on such Certificates based on certain default assumptions. See "RISK FACTORS-Risks to Subordinated Certificateholders" herein.

RESERVE FUNDS

If specified in the related Prospectus Supplement, one or more reserve funds (each, a "Reserve Fund") may be established with respect to one or more Classes of the Certificates of a Series, in which cash, a letter of credit, Permitted Investments or a combination thereof, in the amounts, if any, so specified in the related Prospectus Supplement will be deposited. Such Reserve Funds may also be funded over time by depositing therein a specified amount of the distributions received on the applicable Mortgage Loans if specified in the related Prospectus Supplement. The Depositor may pledge the Reserve Funds to a separate collateral agent specified in the related Prospectus Supplement.

Amounts on deposit in any Reserve Fund for one or more Classes of Certificates of a Series will be applied by the Trustee for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A Reserve Fund may be provided to increase the likelihood of timely payments of principal of and interest on the Certificates, if required as


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a condition to the rating of such Series by any Rating Agency. If so specified in the related Prospectus Supplement, Reserve Funds may be established to provide limited protection, in an amount satisfactory to a Rating Agency, against certain types of losses not covered by insurance policies or other Credit Enhancement. Reserve Funds may also be established for other purposes and in such amounts as will be specified in the related Prospectus Supplement. Following each Distribution Date amounts in any Reserve Fund in excess of any amount required to be maintained therein may be released from the Reserve Fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application by the Trustee.

Moneys deposited in any Reserve Fund generally will be permitted to be invested in Permitted Investments. Generally, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. If specified in the related Prospectus Supplement, such income or other gain may be payable to the Servicer as additional servicing compensation, and any loss resulting from such investment will be borne by the Servicer. The Reserve Fund. if any for a Series will be a part of the Trust Fund only if the related Prospectus Supplement so specifies. If the Reserve Fund is not a part of the Trust Fund, the right of the Trustee to make draws on the Reserve Fund will be an asset of the Trust Fund.

Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purpose for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings, if any, from the Reserve Fund.

CROSS-SUPPORT FEATURES

If the Mortgage Pool for a Series is divided into separate Mortgage Loan Groups, each securing a separate Class or Classes of a Series, Credit Enhancement may be provided by a cross-support feature that requires that distributions be made on Senior Certificates secured by one Mortgage Loan Group prior to distributions on Subordinate Certificates secured by another Mortgage Loan Group within the Trust Fund. The related Prospectus Supplement for a Series that includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

CERTIFICATE GUARANTEE INSURANCE

If so specified in the related Prospectus Supplement, certificate guarantee insurance, if any, with respect to a Series of Certificates will be provided by one or more insurance companies. Such certificate guarantee insurance will guarantee, with respect to one or more Classes of Certificates of the applicable Series, timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. If so specified


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in the related Prospectus Supplement, the certificate guarantee insurance will also guarantee against any payment made to a Certificateholder that is subsequently recovered as a "voidable preference" payment under the Bankruptcy Code. A copy of the certificate guarantee insurance for a Series, if any, will be filed with the Commission as an exhibit to the Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the applicable Series.

LIMITED GUARANTEE

If so specified in the Prospectus Supplement with respect to a Series of Certificates, Credit Enhancement may be provided in the form of a limited guarantee issued by a guarantor named therein.

LETTER OF CREDIT

Alternative Credit Enhancement with respect to one or more Classes of Certificates of a Series of Certificates may be provided by the issuance of a letter of credit by the bank or financial institution specified in the applicable Prospectus Supplement. The coverage, amount and frequency of any reduction in coverage provided by a letter of credit issued with respect to one or more Classes of Certificates of a Series will be set forth in the Prospectus Supplement relating to such Series.

POOL INSURANCE POLICIES; SPECIAL HAZARD INSURANCE POLICIES

If so specified in the Prospectus Supplement relating to a Series of Certificates, the Depositor will obtain a pool insurance policy for the Mortgage Loans in the related Trust Fund. The pool insurance policy will cover any loss (subject to the limitations described in a related Prospectus Supplement) by reason of default to the extent a related Mortgage Loan is not covered by any primary mortgage insurance policy. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

If so specified in the applicable Prospectus Supplement, for each Series of Certificates as to which a pool insurance policy is provided, the Depositor will also obtain a special hazard insurance policy for the related Trust Fund in the amount set forth in such Prospectus Supplement. The special hazard insurance policy will, subject to the limitations described in the applicable Prospectus Supplement, protect against loss by reason of damage to Mortgaged Properties caused by certain hazards not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

SURETY BONDS

If so specified in the Prospectus Supplement relating to a Series of Certificates, Credit Enhancement with respect to one or more Classes of Certificates of a Series may be provided by the issuance of a surety bond issued by a financial guarantee insurance company


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specified in the applicable Prospectus Supplement. The coverage, amount and frequency or any reduction in coverage provided by a surety bond will be set forth in the Prospectus Supplement relating to such Series.

FRAUD COVERAGE

If so specified in the applicable Prospectus Supplement, losses resulting from fraud, dishonesty or misrepresentation in connection with the origination or sale of the Mortgage Loans may be covered to a limited extent by (i) representations and warranties to the effect that no such fraud, dishonesty or misrepresentation had occurred, (ii) a Reserve Fund, (iii) a letter of credit or (iv) some other method. The amount and terms of any such coverage will be set forth in the Prospectus Supplement.

MORTGAGOR BANKRUPTCY BOND

If so specified in the applicable Prospectus Supplement, losses resulting from a bankruptcy proceeding relating to a mortgagor or obligor affecting the Mortgage Loans in a Trust Fund with respect to a Series of Certificates will be covered under a mortgagor bankruptcy bond (or any other instrument that will not result in a withdrawal, downgrading or qualification of the rating of the Certificates of a Series by any of the Rating Agencies that rated any Certificates of such Series). Any mortgagor bankruptcy bond or such other instrument will provide for coverage in an amount and with such terms meeting the criteria of the Rating Agencies rating any Certificates of the related Series, which amount and terms will be set forth in the related Prospectus Supplement.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because many of the legal aspects of mortgage loans are governed by applicable state laws (which may vary substantially), the following summaries do not purport to be complete, to reflect the laws of any particular state, to reflect all the laws applicable to any particular Mortgage Loan or to encompass the laws of all states in which the properties securing the Mortgage Loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

All of the Mortgage Loans are loans evidenced by (or, in the case of mortgage pass-through certificates, supported by) a note or bond that is secured by a lien and security interest in property created under related security instruments, which may be mortgages, deeds of trust or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. As used herein, unless the context otherwise requires, the term "Mortgage" includes mortgages, deeds of trust and deeds to secure debt. Any of the foregoing mortgages will create a lien upon, or grant a title interest in, the mortgaged property, the priority of which will depend on the terms of the mortgage, the


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existence of any separate contractual arrangements with others holding interests in the mortgaged property, the order of recordation of the mortgage in the appropriate public recording office and the actual or constructive knowledge of the mortgagee as to any unrecorded liens, leases or other interests affecting the mortgaged property, Mortgages typically do not possess priority over governmental claims for real estate taxes, assessments and, in some states, for reimbursement of remediation costs of certain environmental conditions. See "Environmental Risks." In addition, the Code provides priority to certain tax liens over the lien of the mortgage. The mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

TYPES OF MORTGAGE INSTRUMENTS

A mortgage either creates a lien against or constitutes a conveyance of an interest in real property between two parties-a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). A deed of trust is a three-party instrument, wherein a trustor (the equivalent of a mortgagor), grants the property to a trustee, in trust with a power of sale, for the benefit of a beneficiary (the lender) as security for the payment of the secured indebtedness. A deed to secure debt is a two party instrument wherein the grantor (the equivalent of a mortgagor) conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee (the lender) until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related note. As used herein, unless the context otherwise requires. the term "mortgagor" includes a mortgagor under a mortgage, a trustor under a deed of trust and a grantor under a deed to secure debt, and the term ,"mortgagee" includes a mortgagee under a mortgage, a beneficiary under a deed of trust and a grantee under a deed to secure debt. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws and, in some cases, in deed of trust transactions, the directions of the beneficiary. The Mortgage Loans (other than Installment Contracts) will consist of (or, in the case of mortgage pass-through certificates, be supported by) loans secured by mortgages.

The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property such as a tenant's interest in a lease of land, leasehold improvements or both, and the leasehold estate created by such lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest, in the mortgage or in a separate agreement with the landlord or other party to such instrument, to protect the mortgagee against termination of such interest before the mortgage is paid.

PERSONALITY

Certain types of mortgaged properties, such as nursing homes, hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property that does not constitute "fixtures" under applicable state real property law. and hence, would not be


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subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the mortgagee under the Uniform Commercial Code ("UCC"). In order to perfect its security interest therein, the mortgagee generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

INSTALLMENT CONTRACTS

The Mortgage Loans may also consist of Installment Contracts (also sometimes called contracts for deed). Under an Installment Contract, the seller (referred to in this Section as the "mortgagee") retains legal title to the property and enters into an agreement with the purchaser (referred to in this Section as the "mortgagor") for the payment of the purchase price plus interest, over the term of such Installment Contract. Only after full performance by the mortgagor of the Installment Contract is the mortgagee obligated to convey title to the property to the mortgagor. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the mortgagor is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

The method of enforcing the rights of the mortgagee under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing or able to enforce the Installment Contract strictly according to its terms. The terms of Installment Contracts generally provide that upon a default by the mortgagor, the mortgagor loses his or her right to occupy the property, the entire indebtedness is accelerated and the mortgagor's equitable interest in the property is forfeited. The mortgagee in such a situation does not have to foreclose in order to obtain title to the property, although in some cases both a quiet title action to clear title to the property (if the mortgagor has recorded notice of the Installment Contract) and an ejectment action to recover possession may be necessary. In a few states, particularly in cases of a default during the early years of an Installment Contract, ejectment of the mortgagor and a forfeiture of his or her interest in the properly will be permitted. However, in most states, laws (analogous to mortgage laws) have been enacted to protect mortgagors under Installment Contracts from the harsh consequences of forfeiture. These laws may require the mortgagee to pursue a judicial or nonjudicial foreclosure with respect to the property, give the mortgagor a notice of default and some grace period during which the Installment Contract may be reinstated upon full payment of the default amount. Additionally, the mortgagor may have a post-foreclosure statutory redemption right, and, in some states, a mortgagor with a significant equity investment in the property may be permitted to share in the proceeds of any sale of the property after the indebtedness is repaid or may otherwise be entitled to a prohibition of the enforcement of the forfeiture clause.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES OR BENEFICIARIES

Some of the Mortgage Loans may be secured by junior mortgages that are subordinate to senior mortgages held by other lenders or institutional investors. In such cases, the rights of the Trust Fund (and therefore the Certificateholders), as mortgagee under a junior


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mortgage, will be subordinate to those of the mortgagee under the senior mortgage, including the Prior rights of the senior mortgagee to: (i) receive rents, hazard insurance proceeds and condemnation proceeds; and (ii) cause the property securing the Mortgage Loan to be sold upon the occurrence of a default under the senior mortgage, thereby extinguishing the lien of the junior mortgage, unless the Master Servicer or Special Servicer, if applicable, either asserts such subordinate interest in the related property in the foreclosure of the senior mortgage or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior mortgagee may satisfy a defaulted senior loan in full. or may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage or the existence of a recorded request for notice in compliance with applicable state law (if any), no notice of default is typically required to be given to the junior mortgagee.

The form of the mortgage used by many institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance Policy and all awards made in connection with any condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by such mortgage in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property (or any part thereof) is taken by condemnation, the mortgagee under the senior mortgage will have the prior right to collect any applicable insurance proceeds and condemnation awards and to apply the same to the indebtedness secured by the senior mortgage. However, the laws of certain states may provide that, unless the security of the mortgagee has been impaired, the mortgagor must be allowed to use any applicable insurance proceeds or partial condemnation awards to restore the property.

The form of mortgage used by many institutional lenders also typically contains a "future advance" clause that provides that additional amounts advanced to or on behalf of the mortgagor by the mortgagee are to be secured by the mortgage. Such a clause is valid under the laws of most states. In some states, however, the priority of any advance made under the clause depends upon whether the advance was an "obligatory" or "optional" advance. If the mortgagee is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage, notwithstanding that other junior mortgages or other liens may have encumbered the property between the date of recording of the senior mortgage and the date of the future advance, and that the mortgagee had actual knowledge of such intervening junior mortgages or other liens at the time of the advance. If the mortgagee is not obligated to advance the additional amounts and has actual knowledge of any such intervening junior mortgages or other liens. the advance may be subordinate to such intervening junior mortgages or other liens. In many other states, all advances under a "future advance" clause are given the same priority as amounts initially made under the mortgage so long as such advances do not exceed a specified "credit limit" amount stated in the recorded mortgage.

Another provision typically found in the form of the mortgage used by many institutional lenders obligates the mortgagor: (i) to pay all taxes and assessments affecting the property prior to delinquency; (ii) to pay, when due, all other encumbrances, charges and liens


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affecting the property that may be prior to the lien of the mortgage; (iii) to provide and maintain hazard insurance on the property; (iv) to maintain and repair the property and not to commit or permit any waste thereof; and (v) to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgage typically provides the mortgagee the option to perform the obligation itself, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by. the mortgagee in connection therewith. All sums so expended by the mortgagee also typically become part of the indebtedness secured by the mortgage. The form of mortgage used by many institutional lenders also typically requires the mortgagor to obtain the consent of the mortgagee as to all actions affecting the mortgaged property, including, without limitation, all leasing activities (including new leases and termination or modification of existing leases), any alterations, modifications or improvements to the buildings and other improvements forming a part of the mortgaged property and all property management activities affecting the mortgaged property (including new management or leasing agreements or any termination or modification of existing management or leasing agreements). Tenants will often refuse to execute a lease unless the mortgagee executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event Of a foreclosure. A senior mortgagee may refuse to consent to matters approved by a junior mortgagee with the result that the value of the security for the junior mortgage is diminished. For example, a senior mortgagee may decide not to approve a lease or refuse to grant to a tenant such a non-disturbance agreement. If, as a result, the lease is not executed. the value of the mortgaged property may be diminished.

FORECLOSURE

Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage and, by reason thereof, the indebtedness has been accelerated, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness. Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Although there are other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, the two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage. In either case, the actual foreclosure of the mortgage will be accomplished pursuant to a public sale of the mortgaged property by a designated official or by the trustee under a deed of trust. The purchaser at any such sale acquires only the estate or interest in the mortgaged property encumbered by the mortgage. For example, if the mortgage only encumbered a tenant's leasehold interest in the property, such purchaser will only acquire such leasehold interest, subject to the tenant's obligations under the lease to pay rent and perform other covenants contained therein.

Judicial Foreclosure. A judicial foreclosure of a mortgage is a judicial action initiated by the service of legal pleadings upon all necessary parties having an interest in the real property.


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Delays in completion of foreclosure may occasionally result from difficulties in locating the necessary parties to the action. As a judicial foreclosure is a lawsuit, it is subject to all of procedures, delays and expenses attendant to litigation, sometimes requiring up to several years to complete if contested. At the completion of a judicial foreclosure, if the mortgagee prevails, the court ordinarily issues a judgment of foreclosure and appoints a referee or other designated official to conduct a public sale of the property. Such sales are made in accordance with procedures that vary from state to state.

Non-Judicial Foreclosure. In the majority of cases, foreclosure of a deed of trust (and in some instances, other types of mortgage instruments) is accomplished by a non-judicial trustee's sale pursuant to a provision in the deed of trust that authorizes the trustee, generally following a request from the beneficiary, to sell the mortgaged property at public sale upon any default by the mortgagor under the terms of the note or deed of trust. In addition to the specific contractual requirements set forth in the deed of trust, a non-judicial trustee's sale is also typically subject to any applicable judicial or statutory requirements imposed in the state where the mortgaged property is located. The specific requirements that must be satisfied by a trustee prior to the trustee's sale vary from state to state. Examples of the varied requirements imposed by certain states are: (i) that notices of both the mortgagor's default and the mortgagee's acceleration of the debt be provided to the mortgagor; (ii) that the trustee record a notice of default and send a copy of such notice to the mortgagor, any other person having an interest in the real property, including any junior lienholders. any person who has recorded a request for a copy of a notice of default and notice of sale, any successor in interest to the mortgagor and to certain other persons; (iii) that the mortgagor, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears, plus, in certain states, certain allowed costs and expenses incurred by the mortgagee in connection with the default; and (iv) the method (publication, posting, recording, etc.), timing. content, location and other particulars as to any required public notices of the trustee's sale. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the mortgagee or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

Limitations on Mortgagee's Rights. Because of the difficulty a potential buyer at any foreclosure sale might have in determining the exact status of title to the mortgaged property, the potential existence of redemption rights (see "Rights of Redemption" below) and because the physical condition and financial performance of the mortgaged property may have deteriorated during the foreclosure proceedings and/or for a variety of other reasons, a third party may be unwilling to purchase the property at the foreclosure sale. Some states require that the mortgagee disclose all known facts materially affecting the value of the mortgaged property to potential bidders at a trustee's sale. Such disclosure may have an adverse affect on the trustee's ability to sell the mortgaged property or the sale price thereof. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted


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foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code, as amended from time to time (11 U.S.C.) (the "Bankruptcy Code"), and, therefore, could be rescinded in favor of the bankrupt's estate, if, (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition; and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law that has provisions similar to those construed in Durrett. Furthermore, a bankruptcy trustee or debtor in possession could possibly avoid a foreclosure sale by electing to proceed under state fraudulent conveyance law, and the period of time for which a foreclosure sale could be subject to avoidance under such law is often greater than one year. For these reasons, it is common for the mortgagee to purchase the property from the trustee, referee or other designated official for an amount equal to the outstanding principal amount of the secured indebtedness, together with accrued and unpaid interest and the expenses of foreclosure, in which event, if the amount bid by the mortgagee equals the full amount of such debt, interest and expenses, the secured debt would be extinguished. Thereafter, the mortgagee assumes the burdens of ownership and management of the property (frequently, through the employment of a third party management company), including third party liability, paying operating expenses and real estate taxes and making repairs, until a sale of the property to a third party can be arranged. The costs of operating and maintaining commercial property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties that are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant, because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance required to run such operations and the effect that foreclosure and a change in ownership may have on the public's and the industry's (including franchisers') perception of the quality of such operations. The mortgagee will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the mortgagee's investment in the property. Moreover, a mortgagee commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. In addition, a mortgagee may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "-Environmental Risks" below. As a result, a mortgagee could realize an overall loss on a mortgage loan even if the related mortgaged property is sold at foreclosure or resold after it is acquired through foreclosure for an amount equal to the full outstanding principal amount of the mortgage loan, plus accrued interest.

Courts may also apply general equitable principles in connection with foreclosure proceedings to limit a mortgagee's remedies. These equitable principles are generally designed to relieve the mortgagor from the legal effect of his defaults under the loan documents to the extent such effect is determined to be harsh or unfair. Examples of judicial remedies that have been fashioned include requiring mortgagees to undertake


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affirmative and expensive actions to determine the causes of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan, requiring the mortgagees to reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from temporary financial disability, and limiting the rights of mortgagees to foreclose if the default under the mortgage instrument is not monetary, such as the mortgagor's failing to maintain the property adequately or executing a second mortgage affecting the property. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that mortgagors under deeds of trust or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the mortgagor.

Under the REMIC Regulations and the related Agreement, the Master Servicer or Special Servicer, if any, may be permitted (and in some cases may be required) to hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the costs of direct operation by the Master Servicer or Special Servicer, if any. See "SERVICING OF THE MORTGAGE LOANS Collections and Other Servicing Procedures."

Rights of Redemption. The purposes of a foreclosure are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property that is subordinate to the mortgage being foreclosed, from any exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure sale, those having an interest that is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated. Equity of redemption is generally a common-law (non-statutory) right that only exists prior to completion of the foreclosure sale is not waivable by the mortgagor and must be exercised prior to foreclosure sale.

In contrast to the doctrine of equity of redemption, in some states, the mortgagor and foreclosed junior lienors are given a statutory period after the completion of a foreclosure in which to redeem the property from the foreclosure sale by payment of a redemption price. The required redemption price varies from state to state. Some states require the payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure, others require the payment of the foreclosure sale price, while other states require the payment of only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the mortgagee to sell the foreclosed property. The exercise of a statutory right of redemption may defeat the title of any purchaser at a foreclosure sale or any purchaser from the mortgagee subsequent to a foreclosure sale.


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Consequently, the practical effect of the redemption right is often to force the mortgagee to retain the property and pay the expenses of ownership until the redemption period has run. Certain states permit a mortgagee to invalidate an attempted exercise of a statutory redemption right by waiving its right to any deficiency judgment. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

Under the REMIC Regulations currently in effect, property acquired by foreclosure generally must not be held for more than two years. With respect to a Series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC. The Agreement will permit foreclosed property to be held for more than two years if the Trustee receives (i) an extension from the IRS or (ii) an opinion of counsel to the effect that holding such property for such period is permissible under the REMIC Regulations.

Mortgagors under Installment Contracts generally do not have the benefits of redemption periods such as those that exist in the same jurisdiction for mortgage loans. If redemption statutes do exist under state laws for Installment Contracts, the redemption period may be shorter than for mortgages.

Anti-Deficiency Legislation. Some of the Mortgage Loans will be nonrecourse loans as to which, in the event of default by a mortgagor, recourse may be had only against the specific property pledged to secure the related Mortgage Loan and not against the mortgagor's other assets. Even if a mortgage by its terms provides for recourse against the mortgagor, certain states have imposed prohibitions against or limitations upon such recourse. For example, some state statutes limit the right of the mortgagee to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former mortgagor equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the mortgagee. Other statutes require the mortgagee to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain states, the mortgagee has the option of bringing a personal action against the mortgagor on the debt without first exhausting its security, however, in some of these states, a mortgagee choosing to pursue such an action may be deemed to have elected its remedy and may be precluded from exercising any remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that mortgagees will usually proceed first against the security rather than bringing personal action against the mortgagor. Other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a mortgagee from obtaining a large deficiency judgment against the former mortgagor as a result of low bids, or the absence of bids, at the judicial sale.

Leasehold Risks. Certain of the Mortgage Loans may be secured by a mortgage encumbering the mortgagor's leasehold interest under a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgages encumbering a fee ownership interest in the mortgaged property. The most significant of these risks is that the ground


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lease creating the leasehold estate could terminate, thereby depriving the leasehold mortgagee of its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. Examples of protective provisions that may be included in the related ground lease, or a separate agreement between the ground lessee, the ground lessor and the mortgagee, in order to minimize such risk are the right of the mortgagee to receive notices from the ground lessor of any defaults by the mortgagor. the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise prior to any termination of the ground lease; the ability of the ground lease to be assigned to and by the mortgagee or a purchaser at a foreclosure sale and for a release of the assigning ground lessee's liabilities thereunder, the right of the mortgagee to enter into a ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof; and provisions for disposition of any insurance proceeds or condemnation awards payable upon a casualty to, or condemnation of, the mortgaged property. In addition to the foregoing protections, the leasehold mortgage may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor, and may assign to the mortgagee the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Code, although the enforceability of such assignment has not been established. An additional manner in which to obtain protection against the termination of the ground lease is to have the ground lessor enter into a mortgage encumbering the fee estate in addition to the mortgage encumbering the leasehold interest under the ground lease. Additional protection is afforded to the mortgagee, because if the ground lease is terminated, the mortgagee may nonetheless possess rights contained in the fee mortgage. Without the protections described in this paragraph, a leasehold mortgagee may be more likely to lose the collateral securing its leasehold mortgage. No assurance can be given that any or all of the above described provisions will be obtained in connection with any particular Mortgage Loan.

Bankruptcy Laws. Mortgagors often file bankruptcy to delay or prevent exercise of remedies under loan documents. Numerous statutory and common law provisions, including the Bankruptcy Code and state laws affording relief to debtors, may interfere with and delay the ability of a mortgagee to obtain payment of the loan, to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition and often no interest or principal payments are made during the course of the bankruptcy proceeding (although "adequate protection" payments for anticipated diminution, if any, in the value of the mortgaged property may be made). The delay and consequences thereof caused by such automatic stay can be significant. A particular mortgagor may become subject to the Bankruptcy Code either by a voluntary or involuntary petition with respect to such mortgagor or, by virtue of the doctrine of "substantive consolidation" by an affiliate of such mortgagor becoming a debtor under the Bankruptcy Code. Additionally, the filing of a petition in bankruptcy by or on behalf of a junior lienor or junior mortgagee may stay the senior mortgagee from taking action to foreclose out such junior lien.


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Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the mortgagee are met, the amount and terms of a mortgage or deed of trust secured by property of the debtor may be modified under certain circumstances. The outstanding amount of the loan secured by the real property may be reduced to the then current value of the property (with a corresponding partial reduction of the amount of the mortgagee's security interest), thus leaving the mortgagee a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each monthly payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan) and/or an extension (or acceleration) of the final maturity date. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case before them, that affected the curing of a mortgage loan default by paying arrearages over a number of years. A bankruptcy court may also permit a debtor to de-accelerate a secured loan and to reinstate the loan even though the mortgagee had accelerated such loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition, even if the full amount due under the original loan is never repaid. Other types of significant modifications to the terms of the mortgage may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case.

Federal bankruptcy law may also interfere with or affect the ability of a mortgagee to enforce an assignment of rents and leases or a security interest in hotel revenues related to the mortgaged property. In connection with a bankruptcy proceeding involving a mortgagor, Section 362 of the Bankruptcy Code automatically stays any attempts by the mortgagee to enforce any such assignment or security interest. The legal proceedings necessary to resolve such a situation can be time-consuming and may result in significant delays in the receipt of the rents or hotel revenues. Rents or hotel revenues may also be lost (i) if the assignment or security interest is not fully documented or perfected under state law prior to commencement of the bankruptcy proceeding,
(ii) to the extent such rents or hotel revenues are used by the mortgagor to maintain the mortgaged property or for other court authorized expenses; (iii) to the extent other collateral may be substituted therefor; and (iv) if the bankruptcy court determines that it is necessary or appropriate "based on the equities of the case."

To the extent a mortgagor's ability to make payment on a mortgage loan is dependent on payments under a lease of the related property, such ability may he impaired by the commencement of a bankruptcy proceeding relating to the lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in an automatic stay barring the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition.

In addition, the Bankruptcy Code generally provides that a bankruptcy trustee or debtor in possession may, subject to approval of the bankruptcy court, either (i) assume the lease and


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retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the bankruptcy trustee or debtor in possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. Furthermore, there may be a significant period of time between the date that a lessee files a bankruptcy petition and the date that the lease is assumed or rejected. Although the lessee is obligated to make all lease payments currently with respect to the post-petition period, there is a risk that such payments will not be made due to the lessees poor financial condition. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease, and the lessor must relet the mortgaged property before the flow of lease payments will recommence. In addition, pursuant to
Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection are limited.

In a bankruptcy or similar proceeding, action may be taken seeking the recovery, as a preferential transfer, of certain payments made by the mortgagor under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction. If a Mortgage Loan includes any guaranty, and the guaranty waives any rights of subrogation or contribution, then certain payments by the mortgagor to the Trust Fund also may be avoided and recovered as fraudulent conveyances.

A trustee in bankruptcy or a debtor in possession or various creditors who extend credit after a case is filed, in some cases, may be entitled to collect costs and expenses in preserving or selling the mortgaged property ahead of payment to the mortgagee. In certain circumstances, a trustee in bankruptcy or debtor in possession may have the power to grant liens senior to or pari passu with the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and enforce a restructuring of a mortgage loan on terms a mortgagee would not otherwise accept.

A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to subordinate the lien created by the mortgage loan to other liens or the claims of general unsecured creditors. Generally, this requires proof of "unequitable conduct" by the mortgagee. However, various courts have expanded the grounds for equitable subordination to apply to various non-pecuniary claims for such items as penalties and fines. A court may find that any prepayment charge, various late payment charges and other claims by mortgagees may be subject to equitable subordination on these grounds.

A trustee in bankruptcy or a debtor in possession, in some cases, also may be entitled to avoid all or part of any claim or lien by the mortgagee if and to the extent a judgment creditor, or a bona fide purchaser of real estate, could have done so outside of bankruptcy.


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Generally, this involves some defect in the language, execution or recording of the mortgage loan documents.

ENVIRONMENTAL RISKS

Real property pledged as security to a mortgagee may be subject to environmental risks arising from the presence of hazardous or toxic substances on, under, adjacent to, or in such property. The environmental condition of mortgaged properties may be affected by the actions and operations of tenants and occupants of such properties. Of particular concern may be those mortgaged properties that are, or have been, the site of manufacturing, industrial or disposal activity or have been built with or contain asbestos-containing material or other indoor pollutants. In addition, current and future environmental laws, ordinances or regulations, including new requirements developed by federal agencies pursuant to the mandates of the Clean Air Act Amendments of 1990, may impose additional compliance obligations on business operations that can he met only by significant capital expenditures.

A mortgagee may be exposed to risks related to environmental conditions such as the following: (i) a diminution in the value of a mortgaged property; (ii) the potential that the mortgagor may default on a mortgage loan due to the mortgagor's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws; (iii) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such mortgaged property or the unpaid balance of the related mortgage loan; or (iv) the inability to sell the related Mortgage Loan in the secondary market. In certain circumstances, a mortgagee may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

In addition, a mortgagee may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the mortgagee to recoup its investment in a loan upon foreclosure.

In certain states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a mortgagee that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

Under federal and certain states' laws, the owner's failure to perform remedial actions required under environmental laws may in certain circumstances give rise to a lien on the mortgaged property to ensure the reimbursement of remedial costs incurred by federal and state regulatory agencies. In several states such lien has priority over the lien of an existing mortgage against such property. Since the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage loan could be adversely affected by the existence of an environmental condition giving rise to a lien.


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Under certain circumstances, it is possible that environmental cleanup costs, or the obligation to take remedial actions, can be imposed on a mortgagee such as the Trust Fund with respect to each Series. Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), strict liability may be imposed on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. Excluded from CERCLA's definition of "owner" or "operator", however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This is known as the "secured creditor exemption." Judicial decisions interpreting the secured creditor exemption had varied widely, and one decision, United States v. Fleet Factors Corp., 901 F.2d 1550 (11th Cir.
1990), cert. denied, 498 U.S. 1046 (1991), had indicated that a lender's mere power to affect and influence a borrower's operations might be sufficient to lead to liability on the part of the lender. However, on September 30, 1996, the Asset Conservation, Lender Liability, and Deposit Insurance Protection Act of 1996 (the "Lender Liability Act") became law. The Lender Liability Act clarifies the secured creditor exemption to impose liability only on a secured lender who exercises control over operational aspects of the facility and thus is "participating in management". A number of environmentally related activities before the loan is made and during its pendency as well as "workout" steps to protect a security interest, are identified as permissible to protect a security interest without triggering liability. The Lender Liability Act also identifies the circumstances in which foreclosure and post-closure activities will not trigger CERCLA liability. The Lender Liability Act also amends the Solid Waste Disposal Act to limit the liability of lenders holding a security interest for costs of cleaning up contamination from underground storage tanks. However, the Lender Liability Act has no effect on state environmental laws similar to CERCLA that may impose liability on mortgagees and other persons, and not all of those laws provide for a secured creditor exemption. Liability under many of these federal and state laws may exist even if the mortgagee did not cause or contribute to the contamination and regardless of whether the mortgagee has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.

CERCLA's "innocent landowner" defense to strict liability may be available to a mortgagee that has taken title to a mortgaged property and has performed an appropriate environmental site assessment that does not disclose existing contamination and that meets other requirements of the defense. However, it is unclear whether the environmental site assessment must be conducted upon loan origination, prior to foreclosure or both, and uncertainty exists as to what kind of environmental site assessment must be performed in order to qualify for the defense.

Beyond statute-based environmental liability, there exist common law causes of action that can be asserted to redress hazardous environmental conditions on a property (e.g., actions based on nuisance for so called toxic torts resulting in death, personal injury or damage to property). Although it may be more difficult to hold a mortgagee liable in such cases, unanticipated or uninsured liabilities of the mortgagor may jeopardize the mortgagor ability to meet its loan obligations.


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At the time the Mortgage Loans were originated, it is possible that no environmental assessment or a very limited environmental assessment of the Mortgaged Properties was conducted.

The related Agreement will provide that the Master Servicer or the Special Servicer, if any, acting on behalf of the Trust Fund, may not acquire title to any Mortgaged Property or take over its operation unless the Master Servicer or the Special Servicer, if any, has previously determined, based upon a phase I or other specified environmental assessment prepared by a person who regularly conducts such environmental assessments, that (a) the Mortgaged Property is in compliance with applicable environmental laws or that it would be in the best economic interest of the Trust Fund to take the actions necessary to comply with such laws and (b) there are no circumstances or conditions present at the Mortgaged Property relating to hazardous substances for which some investigation, remediation or clean-up action could be required or that it would be in the best economic interest of the Trust Fund to take such actions with respect to such Mortgaged Property. This requirement effectively precludes enforcement of the security for the related Note until a satisfactory environmental assessment is obtained and/or any required remedial action is taken. This requirement will reduce the likelihood that a given Trust Fund will become liable for any environmental conditions affecting a Mortgaged Property, but will make it more difficult to realize on the security for the Mortgage Loan. There can be no assurance that any environmental assessment obtained by the Master Servicer or the Special Servicer, if any, will detect all possible environmental conditions or that the other requirements of the Agreement, even if fully observed by the Master Servicer or the Special Servicer, if any, will in fact insulate a given Trust Fund from liability for environmental conditions.

"Hazardous Materials" are generally defined as any dangerous, toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA or any other environmental laws now existing. and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products, urea formaldehyde and any substances classified as being "in inventory," "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

If a mortgagee is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but such persons or entities may be without substantial assets, bankrupt or otherwise judgment proof. Furthermore, such action against the mortgagor may be adversely affected by the limitations on recourse in the loan documents. Similarly, in some states anti-deficiency legislation and other statutes requiring the mortgagee to exhaust its security before bringing a personal action against the mortgagor (see "Anti-Deficiency Legislation" above) may curtail the mortgagee's ability to recover from its mortgagor the environmental clean-up and other related costs and liabilities incurred by the mortgagee. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders. Shortfalls occurring as the result of imposition of any clean-up costs will be addressed in the Prospectus Supplement and Agreement for the related Series.


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Other environmental laws that may affect the value of a mortgaged property, or impose cleanup costs or liabilities, including those related to asbestos, radon. lead paint and underground storage tanks.

Certain federal, state and local laws, regulations and ordinances govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") in the event of the remodeling, renovation or demolition of a building. Such laws, as well as common law standards, may impose liability for releases of ACMs and may allow third parties to seek recovery from owners or operators of real properties for personal injuries associated with such releases. In addition, federal law requires that building owners inspect their facilities for ACMs and presumed ACMs (consisting of thermal system insulation, surfacing materials and asphalt and vinyl flooring in buildings constructed prior to 1981) and transfer all information regarding ACMs and presumed ACMs in their facilities to successive owners.

The United States Environmental Protection Agency (the "EPA') has concluded that radon gas, a naturally occurring substance, is linked to increased risks of lung cancer. Although there are no current federal or state requirements mandating radon gas testing, the EPA and the United States Surgeon General recommend testing residences for the presence of radon and that abatement measures be undertaken if radon concentrations in indoor air meet or exceed four picocuries per liter.

The Residential Lead-Based Paint Hazard Reduction Act of 1992 (the "Lead Paint Act") requires federal agencies to promulgate regulations that will require owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-paint hazards. The Lead Paint Act creates a private right of action with treble damages available for any failure to so notify. Federal agencies have issued regulations delineating the scope of this disclosure obligation which became effective in September of 1996 for owners of more than four residential dwellings and [are to take effect in December of 1996 for owners of one to four residential dwellings.] In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning, and the owner of a property where such circumstances exist may be held liable for such injuries. Finally, federal law mandates that detailed worker safety standards must be complied with where construction, alteration, repair or renovation of structures that contain lead, or materials that contain lead, is contemplated.

Underground storage tanks ("USTs") are, and in the past have been, frequently located at properties used for industrial, retail and other business purposes. Federal law, as well as the laws of most states, currently require USTs used for the storage of fuel or hazardous substances and waste to meet certain standards designed to prevent releases from the USTs into the environment. USTs installed prior to the implementation of these standards, or that otherwise do not meet these standards, are potential sources of contamination to the soil and groundwater. Land owners may be liable for the costs of investigating and remediating soil and groundwater contamination that may emanate from leaking USTs.



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ENFORCEABILITY OF CERTAIN PROVISIONS

Default Interest; Late Charges; and Prepayment Fees. Some of the Mortgage Loans may contain provisions requiring the mortgagor to pay late charges or additional interest if required payments are not timely made. In certain states there may be limitations upon the enforceability of such provisions, and no assurance can be given that any of such provisions related to any Mortgage Loan will be enforceable. Some of the Mortgage Loans may also contain provisions prohibiting any prepayment of the loan prior to maturity or requiring the payment of a prepayment fee in connection with any such prepayment. Even if enforceable, a requirement for such prepayment fees may not deter mortgagors from prepaying their mortgage loans. Although certain states will allow the enforcement of such provisions upon a voluntary prepayment of a mortgage loan, in other states such provisions may be unenforceable after a mortgage loan has been outstanding for a certain number of years or if enforcement would be unconscionable, or the allowed amount of any prepayment fee may be limited (i.e., to a specified percentage of the original principal amount of the mortgage loan, to a specified percentage of the outstanding principal balance of a mortgage loan or to a fixed number of months' interest on the prepaid amount). In certain states there may be limitations upon the enforceability of prepayment fee provisions applicable in connection with a default by the mortgagor or an involuntary acceleration of the secured indebtedness, and no assurance can be given that any of such provisions related to a mortgage loan will be enforceable under such circumstances. The applicable laws of certain states may also treat certain prepayment fees as usurious if in excess of statutory limits. See "Applicability of Usury Laws."

Due-on-Sale Provisions. The enforceability of due-on-sale provisions has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act") preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits mortgagees to enforce these clauses in accordance with their terms, subject to certain exceptions. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were: (i) originated or assumed during the "window period" under the Garn-St Germain Act, which ended in all cases not later than October 15,1982; and (ii) originated by lenders other than national banks, federal savings institutions or federal credit unions. The Federal Home Loan Mortgage Corporation has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of loans that were originated or assumed during the "window period" applicable to such state. Also, the Gam-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rates.



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The Agreement for each Series generally will provide that if any Mortgage Loan contains a provision in the nature of a "Due-on-Sale" clause, which by its terms provides that: (i) such Mortgage Loan shall (or may at the mortgagee's option) become due and payable upon the sale or other transfer of an interest in the related Mortgaged Property or (ii) such Mortgage Loan may not be assumed without the consent of the related mortgagee in connection with any such sale or other transfer, then, for so long as such Mortgage Loan is included in the Trust Fund, the Master Servicer or the Special Servicer, if any, on behalf of the Trustee, shall take such actions as it deems to be in the best interest of the Trust Fund in accordance with the servicing standard set forth in the Agreement, and may waive or enforce any due-on-sale clause contained in the related Note or Mortgage.

In addition, under the federal Bankruptcy Code, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

Acceleration on Default. It is expected that the Mortgage Loans will include a "Debt-Acceleration" clause, which permits the mortgagee to accelerate the full debt upon a monetary or nonmonetary default of the mortgagor. The courts of all states will enforce such acceleration clauses in the event of a material payment default if appropriate notices of default have been effectively given. However, the equity courts of any state may refuse to foreclose a mortgage when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and, in certain states, the costs and attorneys' fees incurred by the mortgagee in collecting such defaulted payments.

State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of Installment Contracts. For example, a mortgagee's practice of accepting late payments from the mortgagor may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearages or otherwise permit reinstatement of the Installment Contract following a default. Not infrequently, if a mortgagor under an Installment Contract has significant equity in the property, equitable principles will be applied to reform or reinstate the Installment Contract or to permit the mortgagor to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

SOLDIERS' AND SAILORS' RELIEF ACT

Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a mortgagor who enters military service (including the Army, Navy, Air Force, Marines, Coast Guard, members of the National Guard or any Reserves who are called to active duty status after the origination of their mortgage loan and officers of the U.S. Public Health Service assigned to duty with the military) after the origination of such mortgagor's mortgage loan may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the mortgagee. Any shortfall in interest collections


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resulting from the application of the Relief Act. to the extent not covered by any applicable Credit Enhancement, could result in losses to the holders of the Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer or the Special Servicer, if any, to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status and, under certain circumstances, during an additional three months thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion. Because the Relief Act applies to mortgagors who enter military service (including reservists who are later called to active duty) after origination of their mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. The Relief Act may also be applicable if the mortgagor is an entity owned or controlled by a person in a military service.

APPLICABILITY OF USURY LAWS

State and federal usury laws limit the interest that mortgagees are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of "points" and "fees" in the determination of the "interest" charged in connection with a loan. If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provision as to the consequences of a usurious loan. One type of statute requires the mortgagee to forfeit the interest above the applicable limit or imposes a specified penalty. Under this statutory scheme, the mortgagor may have the recorded mortgage or deed of trust canceled upon paying its debt with lawful interest, or the mortgagee may foreclose, but only for the debt plus lawful interest, in either case, subject to any applicable credit for excessive interest collected from the mortgagor and any penalty owed by the mortgagee. A second type of statute is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the mortgagor to have the recorded mortgage or deed of trust canceled without any payment and prohibiting the mortgagee from foreclosing.

Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that state usury limitations do not apply to certain types of residential (including multifamily, but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.




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ALTERNATIVE MORTGAGE INSTRUMENTS

Alternative mortgage instruments, including adjustable rate mortgage loans, originated by nonfederally chartered lenders have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially with respect to residential (including multifamily, but not other commercial) mortgage loans as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary: (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration (the "NCUN') with respect to origination of alternative mortgage instruments by federal credit unions; and (iii) all other nonfederally chartered housing creditors, including state-chartered savings and loan associations, state chartered savings banks and mortgage banking companies may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board (now the Office, of Thrift Supervision) with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII authorized any state to reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action. A mortgagee's failure to comply with the applicable federal regulations in connection with the origination of an alternative mortgage instrument could subject such mortgage loan to state restrictions that would not otherwise be applicable.

LEASES AND RENTS

Some of the Mortgage Loans may be secured by an assignment of leases and rents, either through assignment provisions incorporated in the mortgage, through a separate assignment document or both. Under an assignment of leases and rents, the mortgagor typically assigns to the mortgagee the mortgagor's right, title and interest as landlord under each lease and the income derived therefrom, while retaining a revocable license to collect the rents for so long as there is no default under the mortgage loan documentation. In the event of such a default, the license terminates and the mortgagee may be entitled to collect rents. A mortgagee's failure to perfect properly its interest in rents may result in the loss of a substantial pool of funds that could otherwise serve as a source of repayment for the loan. Some state laws may require that in addition to recording properly the assignment of leases and rents, the mortgagee must also take possession of the property and/or obtain judicial appointment of a receiver before such mortgagee is entitled to collect rents. Although mortgagees actually taking possession of the property may become entitled to collect the rents therefrom, such mortgagees may also incur potentially substantial risks attendant to such possession, including liability for environmental clean-up costs and other risks inherent to property ownership and operation. In addition, if a bankruptcy or similar proceeding is


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commenced by or in respect of the mortgagor, the mortgagee's ability to collect the rents may also be adversely affected.

SECONDARY FINANCING; DUE-ON-ENCUMBRANCE PROVISIONS

Some of the Mortgage Loans may not restrict secondary financing, thereby permitting the mortgagor to use the Mortgaged Property as security for one or more additional loans. Some of the Mortgage Loans may preclude secondary financing (often by permitting the senior mortgagee to accelerate the maturity of its loan if the mortgagor further encumbers the Mortgaged Property) or may require the consent of the senior mortgagee-, however, such provisions may be unenforceable in certain jurisdictions under certain circumstances. The Agreement for each Series will generally provide that if any Mortgage Loan contains a provision in the nature of a "Due-on-Encumbrance" clause, which by its terms: (i) provides that such Mortgage Loan will (or may at the mortgagee's option) become due and payable upon the creation of any lien or other encumbrance on the related Mortgaged Property, or (ii) requires the consent of the related mortgagee to the creation of any such lien or other encumbrance on the related Mortgaged Property; then for so long as such Mortgage Loan is included in a given Trust Fund, the Master Servicer or, if such Mortgage Loan is a Specially Serviced Mortgage Loan, the Special Servicer, if any, on behalf of such Trust Fund, will exercise (or decline to exercise) any right it may have as the mortgagee of record with respect to such Mortgage Loan to (x) accelerate the payments thereon or (y) withhold its consent to the creation of any such lien or other encumbrance, in a manner consistent with the servicing standard set forth in the Agreement.

If a mortgagor encumbers a mortgaged property with one or more junior liens, the senior mortgagee is subjected to additional risk, such as the following. First. the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those due on the senior loan. Second, acts of the senior mortgagee that prejudice the junior mortgagee or impair the junior mortgagee's security may create a superior equity in favor of the junior mortgagee. For example, if the mortgagor and the senior mortgagee agree to an increase in the principal amount of, or the interest rate payable on, the senior loan, the senior mortgagee may lose its priority to the extent an existing junior mortgagee is prejudiced or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior mortgagees can impair the security available to the senior mortgagee and can interfere with, delay and in certain circumstances even prevent the taking of action by the senior mortgagee. Fourth, the bankruptcy of a junior mortgagee may operate to stay foreclosure or similar proceedings by the senior mortgagee.

CERTAIN LAWS AND REGULATIONS

The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgaged Property, which


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could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of and interest on the related Mortgage Loan.

TYPE OF MORTGAGED PROPERTY

A mortgagee may be subject to additional risk depending upon the type and use of the mortgaged property in question. For instance, mortgaged properties that are hospitals, nursing homes or convalescent homes may present special risks to mortgagees in large part due to significant governmental regulation of the ownership, operation, maintenance, control and financing of health care institutions. Mortgages encumbering mortgaged properties that are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties that are hotels or motels may present additional risk to the mortgagee in that: (i) hotels and motels are typically operated pursuant to franchise, management and operating agreements that may be terminable by the operator; and (ii) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, mortgaged properties that are multifamily residential properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of such properties. See "RISK FACTORS-Risks Associated with Lending on Income Producing Properties."

CRIMINAL FORFEITURES

Various federal and state laws (collectively, the "Forfeiture Laws") provide for the civil or criminal forfeiture of certain property (including real estate) used or intended to be used to commit or facilitate the commission of a violation of certain laws (typically criminal laws), or purchased with the proceeds of such violations, Even though the Forfeiture Laws were originally intended as tools to fight organized crime and drug related crimes, the current climate appears to be to expand the scope of such laws. Certain of the Forfeiture Laws (i.e., the Racketeer Influenced and Corrupt Organizations law and the Comprehensive Crime Control Act of 1984) provide for notice, opportunity to be heard and for certain defenses for "innocent lienholders." However, given the uncertain scope of the Forfeiture Laws and their relationship to existing constitutional protections afforded property owners, no assurance can be made that enforcement of a Forfeiture Law with respect to any Mortgaged Property would not deprive the Trust Fund of its security for the related Mortgage Loan.

AMERICANS WITH DISABILITIES ACT

Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA'), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove structural, architectural and communication barriers from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a


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commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors. the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing mortgagee who succeeds to the interest of the mortgagor as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing mortgagee who is financially more capable than the mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the mortgagor is subject.


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                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

               The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

               General. With respect to a particular Series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code
Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "Regular Certificates" and one Class of "Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, O'Melveny & Myers LLP, counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections will be made with respect to the related Trust Fund, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated as either a financial asset securitization investment trust (a "FASIT") or as a grantor trust for federal income tax purposes. See "--Federal Income Tax Consequences for FASIT Certificates and "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".

                  Status of REMIC Certificates. REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property


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which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest on the Regular Certificates and income with respect to Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(4)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(3)(A)(i). REMIC Certificates held certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.

               Qualification as a REMIC. In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See


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"Taxation of Residual Certificates-- Tax-Related Restrictions on Transfer of
Residual Certificates--Disqualified Organizations".

               A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day in exchange for Regular Certificates or Residual Certificates or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, regular interests in another REMIC, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property securing the mortgage (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or underlying mortgage loan either at origination of the relevant loan or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property securing the mortgage) or
(ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period. A qualified mortgage also includes any regular interest in a FASIT transferred to the REMIC Pool on the Startup Day in exchange for Regular Certificates or Residual Certificates, or purchased by the REMIC Pool within three months after the Startup Day pursuant to a fixed price contract in effect on the Startup Day, provided that at least 95% of the value of the FASIT assets is at all times attributable to obligations principally secured by interests in real property and which are transferred to, or purchased by, a REMIC as provided in this sentence.

               Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until distributed to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property (other than a REMIC residual


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interest) held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally held beyond the close of the third calendar year following the acquisition of the property by REMIC Pool for not more than two years, with possible extensions granted by the Internal Revenue Service (the "Service") of up to an additional four years.

               In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest. An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the Regular Certificates of a series will constitute one or more classes of regular interests, and the Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

               If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the Regular Certificates


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may be treated as equity interests therein. The Code, however, authorizes the
Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR CERTIFICATES

               General

               In general, interest, original issue discount and market discount on a Regular Certificate will be treated as ordinary income to a holder of the Regular Certificate (the "Regular Certificateholder") as they accrue, and principal payments on a Regular Certificate will be treated as a return of capital to the extent of the Regular Certificateholder's basis in the Regular Certificate allocable thereto. Regular Certificateholders must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such Regular Certificateholders.

               Original Issue Discount

               Certificates on which interest is not paid currently ("Compound Interest Certificates") will be, and other Classes of Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996, (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the Regular Certificates.


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               Each Regular Certificate will be treated as a single
installment obligation for purposes of determining the original issue discount includible in a Regular Certificateholder's income. The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". The issue price of a Class of Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a Regular Certificate also includes the amount paid by an initial Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the Regular Certificate, unless the Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a Regular Certificate always includes the original principal amount of the Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a Regular Certificate, it is possible that no interest on any Class of Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the Regular Certificates as qualified stated interest. Distributions of interest on a Compound Interest Certificate, or on other Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

               Under a de minimis rule, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average maturity of the Regular Certificate. For this purpose, the weighted average maturity of the Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until all distributions in reduction of are scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Regular Certificate and the denominator of which is the stated redemption price at maturity


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of the Regular Certificate. The Conference Committee Report to the 1986 Act
provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the Regular Certificates. The Prepayment Assumption with respect to a Series of Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the Regular Certificate is held as a capital asset. However, under the OID Regulations, Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

               A Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the Regular Certificate accrued during an accrual period for each day on which it holds the Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. The original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the Regular Certificate as of the end of that accrual period that are included in the Regular Certificate's stated redemption price at maturity and (b) the distributions made on the Regular Certificate during the accrual period that are included in the Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on (i) the yield to maturity of the Regular Certificate at the issue date, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a Regular Certificate at the beginning of any accrual period equals the issue price of the Regular Certificate, increased by the aggregate amount of original issue discount with respect to the Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the Regular Certificate's stated redemption price at maturity that were made on the Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

               Under the method described above, the daily portions of original issue discount required to be included in income by a Regular Certificateholder generally will increase to


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take into account prepayments on the Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such Regular Certificates.


               Acquisition Premium

               A purchaser of a Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".

               Variable Rate Regular Certificates

               Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified de minimis amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, or where such rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. Two or more qualified floating rates will be treated as a single qualified floating rate if all such qualified floating rates can reasonably be expected to have approximately the same values throughout the terms of the instrument. This requirement will be conclusively presumed to be satisfied if the values of all such qualified floating rates are within 0.25% of each other on the issue date. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is an objective rate that is equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless


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be an objective rate. A Class of Regular Certificates may be issued under this
Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to Regular Certificates. However, if final regulations dealing with contingent interest with respect to Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

               Under the REMIC Regulations, a Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans which bear interest at a fixed rate or at a qualifying variable rate under the REMIC Regulations, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

               The amount of original issue discount with respect to a Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such Regular Certificate generally to be determined by assuming that interest will be payable for the life of the Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

               Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest,


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



except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the Regular Certificates.

               Deferred Interest

               Under the OID Regulations, all interest on a Regular Certificate as to which there may be deferred interest is includible in the stated redemption price at maturity thereof. Accordingly, any deferred interest that accrues with respect to a Class of Regular Certificates may constitute income to the holders of such Regular Certificates prior to the time distributions of cash with respect to such deferred interest are made.

               Market Discount

               A purchaser of a Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the Regular Certificate (i) is exceeded by the then-current principal amount of the Regular Certificate or (ii) in the case of a Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid


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or accrued on indebtedness incurred to purchase or carry a Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

               Market discount with respect to a Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such Regular Certificate multiplied by the weighted average maturity of the Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount should be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

               Premium

               A Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the Regular Certificateholder holds such Regular Certificate as a "capital asset" within the meaning of Code Section 1221, the Regular Certificateholder may elect under Code Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

               Election to Treat All Interest Under the Constant Yield Method

               A holder of a debt instrument such as a Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the


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interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election,
(i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

               Sale or Exchange of Regular Certificates

               If a Regular Certificateholder sells or exchanges a Regular Certificate, the Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the Regular Certificate. The adjusted basis of a Regular Certificate generally will equal the cost of the Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

               Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a Regular Certificate realized by an investor who holds the Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income (i) if a Regular Certificate is held as part of a "conversion transaction" as defined in Code
Section 1258(c), up to the amount of interest that would have accrued on the Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such Regular Certificate were 110% of the applicable Federal


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



rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the Regular Certificate. In addition, gain or loss recognized from the sale of a Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%), and still a lower maximum rate (20%) for property held for more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

               Treatment of Losses

               Holders of Regular Certificates will be required to report income with respect to Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section
166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of Regular Certificates that are corporations or that otherwise hold the Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such Regular Certificates becoming wholly or partially worthless, and that, in general, holders of Regular Certificates that are not corporations and do not hold the Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of Regular Certificates has been otherwise retired. The Service could also assert that losses on the Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Regular Certificates.


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While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Regular Certificates.

TAXATION OF RESIDUAL CERTIFICATES

               Taxation of REMIC Income

               Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of Residual Certificates ("Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual Certificateholders in proportion to their respective holdings of Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

               The taxable income recognized by a Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates or income from amortization of issue premium on the Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in


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



reduction of principal on the Regular Certificates and (ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those Regular Certificates on account of any unaccrued original issue discount relating to those Regular Certificates. When there is more than one class of Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income." The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the Residual Certificateholder's after-tax rate of return. In addition, a Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such Residual Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in Residual Certificates.

               Basis and Losses

               The amount of any net loss of the REMIC Pool that may be taken into account by the Residual Certificateholder is limited to the adjusted basis of the Residual Certificate as of the close of the quarter (or time of disposition of the Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.



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               A Residual Certificateholder will not be permitted to amortize directly the cost of its Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the Residual Certificates over their life. However, in view of the possible acceleration of the income of Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.

               A Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and Residual Certificateholders should consult their own tax advisors in this regard.

               Further, to the extent that the initial adjusted basis of a Residual Certificateholder (other than an original holder) in the Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

               Treatment of Certain Items of REMIC Income and Expense

               Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to Residual Certificateholders or differences in capital gain versus ordinary income.

               Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on Regular Certificates as described above under "Taxation of Regular Certificates-- Original Issue Discount" and "--Variable


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Rate Regular Certificates," without regard to the de minimis rule described therein, and "--Acquisition Premium."

               Deferred Interest. Any deferred interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the deferred interest that accrues with respect to Regular Certificates as described above under "Taxation of Regular Certificates--Deferred Interest".

               Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of Regular Certificates--Market Discount".

               Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying mortgage backed securities ("MBS") that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.



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               Limitations on Offset or Exemption of REMIC Income

               A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a Residual Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a Residual Certificate at the beginning of a quarter is the issue price of the Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the Residual Certificates diminishes.

               The portion of a Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carry forwards, on such Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such Residual Certificateholder for purposes of Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to Residual Certificates continuously held by thrift institutions since November 1, 1995.

               In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a Residual Certificateholder. First, alternative minimum taxable income for a Residual Certificateholder


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is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1996, unless a Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.

               Tax-Related Restrictions on Transfer of Residual Certificates

               Disqualified Organizations. If any legal or beneficial interest in a Residual Certificate is transferred to a Disqualified Organization (as defined below) other than in connection with the formation of a REMIC Pool, if the Disqualified organization is required, pursuant to a binding contract, to sell such Residual Certificate, which sale occurs within seven days after the Startup Day, a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the Residual Certificate is actually held by the Disqualified Organization.

               In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.


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               For these purposes, (i) "Disqualified Organization" means the
United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

               The Pooling Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the Residual Certificate, is not a Disqualified Organization and is not purchasing such Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

               Noneconomic Residual Interests. The REMIC Regulations would disregard certain transfers of Residual Certificates, in which case the transferor would continue to be treated as the owner of the Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Certificateholder (other than a Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of


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the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each series of Certificates will require the transferee of a Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

               Foreign Investors. The REMIC Regulations provide that the transfer of a Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States or not otherwise subject to a withholding tax. A Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

                The Prospectus Supplement relating to a series of Certificates may provide that a Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has


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



made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States persons have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S.
Persons).

               Sale or Exchange of a Residual Certificate

               Upon the sale or exchange of a Residual Certificate, the Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of Residual Certificates--Basis and Losses") of such Residual Certificateholder in such Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a Residual Certificateholder's Residual Certificate, in which case, if the Residual Certificateholder has an adjusted basis in such Residual Certificateholder's Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such Residual Certificateholder holds such Residual Certificate as a capital asset under Code Section 1221, then such Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

               Any gain on the sale of a Residual Certificate will be treated as ordinary income (i) if a Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or
(ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code
Section 582(c).

               The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code Section 1091 will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.


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               Mark to Market Regulations

               The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all Residual Certificates acquired on or after January 4, 1995.

TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

               Prohibited Transactions

               Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than pursuant to a (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage, (c) bankruptcy or insolvency of the REMIC Pool or (d) qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

               Contributions to the REMIC Pool After the Startup Day

               In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool
(i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.


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               Net Income from Foreclosure Property

               The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions of up to an additional four years. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

               It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.

LIQUIDATION OF THE REMIC POOL

               If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of Regular Certificates and Residual Certificateholders within the 90-day period.

ADMINISTRATIVE MATTERS

               The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The Residual Certificateholder owning the largest percentage interest in the Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each Residual Certificateholder will be deemed, by acceptance of such Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.


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LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

               An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for the taxable year beginning in 1998 ($62,250 in the case of a married individual filing a separate return) (subject to adjustments for inflation in subsequent years) or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of Regular Certificates, as well as holders of Residual Certificates, where such Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of Regular Certificates and Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the Residual Certificates.

TAXATION OF CERTAIN FOREIGN INVESTORS

               Regular Certificates

               Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a


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"10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

               Residual Certificates

               The Conference Committee Report to the 1986 Act indicates that amounts paid to Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying MBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but MBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of Residual Certificates--Limitations on Offset or Exemption of REMIC Income". If the amounts paid to Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning Residual Certificates.



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BACKUP WITHHOLDING

               Distributions made on the Regular Certificates, and proceeds from the sale of the Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the Regular Certificates would be refunded by the Service or allowed as a credit against the Regular Certificateholder's federal income tax liability.

REPORTING REQUIREMENTS

               Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of Regular Certificates or beneficial owners who own Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular Series of Regular Certificates. Holders through nominees must request such information from the nominee.

               The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

               Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to Residual Certificateholders, furnished annually, if applicable, to holders of Regular Certificates, and filed annually with the Service concerning Code Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders. Furthermore, under such regulations, information must be furnished quarterly to Residual Certificateholders, furnished annually to holders of Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".



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FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES AS TO WHICH NO REMIC ELECTION
IS MADE

               STANDARD CERTIFICATES

               General

               In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Standard Certificates"), the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Standard Certificates, the holder of each such Standard Certificate (a "Standard Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Standard Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Standard Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Standard Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Standard Certificateholder's method of accounting. A Standard Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Standard Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code Section 67, including deductions under Code
Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $124,500 for the taxable year beginning in 1998 ($62,250 in the case of a married individual filing a separate return) (subject to adjustments for inflation in subsequent years), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Standard Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Standard Certificates with respect to interest at the pass-through rate on such Standard Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Standard


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Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.

               Tax Status

               Standard Certificates will have the following status for federal income tax purposes:

               1. A Standard Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans ... secured by an interest in real property which is ... residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Standard Certificate is of the type described in such section of the Code.

               2. A Standard Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

               3. A Standard Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

               Premium and Discount

               Standard Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Standard Certificates or thereafter.

               Premium. The treatment of premium incurred upon the purchase of a Standard Certificate will be determined generally as described above under .

               Original Issue Discount. The original issue discount rules will be applicable to a Standard Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the


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originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

               Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Standard Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

                           Market Discount. Standard Certificateholders also
will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Material Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.

               Recharacterization of Servicing Fees If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Standard Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.



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               Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Standard Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Standard Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Standard Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

               Sale or Exchange of Standard Certificates Upon sale or exchange of a Standard Certificate, a Standard Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Standard Certificate. In general, the aggregate adjusted basis will equal the Standard Certificateholder's cost for the Standard Certificate, increased by the amount of any income previously reported with respect to the Standard Certificate and decreased by the amount of any losses previously reported with respect to the Standard Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Standard Certificate was held as a capital asset. However, gain on the sale of a Standard Certificate will be treated as ordinary income (i) if a Standard Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the Standard Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or
(ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate (28%) than ordinary income of such taxpayers (39.6%) for property held for more than one year but not more than 18 months, and a still lower maximum rate (20%) for property held for


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more than 18 months. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

               STRIPPED CERTIFICATES

               General

               Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

               The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Standard Certificates--Recharacterization of Servicing Fees" above) and
(iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

               In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Standard Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "Standard Certificates--General", subject to the limitation described therein.

               Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under


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subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped--Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

               Furthermore, Treasury regulations issued December 28, 1992 assume that a Stripped Certificate will be treated as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount and that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further pursuant to these final regulations the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount unless either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule of Code Section 1273(a)(3), or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under "Material Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

               Status of Stripped Certificates

               No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), "obligation[s] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.



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               Taxation of Stripped Certificates

               Original Issue Discount. Except as described above under "General", each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

               If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

               As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

               Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the


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amount received and the Stripped Certificateholder's adjusted basis in such
Stripped Certificate, as described above under "Material Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

               Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

               Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or (iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

               Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

FEDERAL INCOME TAX CONSEQUENCES FOR FASIT CERTIFICATES



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               If and to the extent set forth in the Prospectus Supplement relating to a particular Series of Certificates, an election may be made to treat the related Trust Fund or one or more segregated pools of assets therein as one or more financial asset securitization investment trusts ("FASITs") within the meaning of Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with certain conditions. With respect to each series of FASIT Certificates, O'Melveny & Myers LLP, counsel to the Depositor, will advise the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury Regulations thereunder, each FASIT Pool will qualify as a FASIT. In such case, the Regular Certificates will be considered to be "regular interests" in the FASIT and will be treated for federal income tax purposes as if they were newly originated debt instruments, and the Residual Certificate will be considered the "ownership interest" in the FASIT Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more FASIT elections will be made with respect to the related Trust Fund.

               FASIT treatment has become available pursuant to recently enacted legislation, and no Treasury Regulations have as yet been issued detailing the circumstances under which a FASIT election may be made or the consequences of such an election. If a FASIT election is made with respect to any Trust Fund or as to any segregated pool of assets therein, the related Prospectus Supplement will describe the Federal income tax consequences of such election.

REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

               The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Standard Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as described above under "Material Federal Income Tax Consequences for REMIC Certificates--Backup Withholding".



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TAXATION OF CERTAIN FOREIGN INVESTORS

               To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code
Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Standard Certificateholder or Stripped Certificateholder on original issue discount recognized by the Standard Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

               Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Material Federal Income Tax Consequences for REMIC Certificates--Taxation of Certain Foreign Investors--Regular Certificates".

                      STATE AND OTHER TAX CONSIDERATIONS

               In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                             ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on employee benefit plans subject to ERISA ("ERISA Plans") and prohibits certain transactions between ERISA Plans and persons who are "parties in interest" (as defined under ERISA) with respect to assets of such Plans. Section 4975 of the Code prohibits a similar set of transactions between certain plans ("Code Plans," and together with ERISA Plans, "Plans") and persons who are "disqualified persons" (as defined in the
Code) with respect to Code Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code) are not subject to the requirements of ERISA or
Section 4975 of the Code, and assets of such plans may be invested in Certificates, subject to the provisions of other applicable federal and state law. Any such governmental or church plan which is qualified under Section 401
(a) of the Code and exempt from taxation under Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code.


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Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that investments be made in accordance with the documents governing the ERISA Plan. Before investing in a Certificate, an ERISA Plan fiduciary should consider, among other factors, whether to do so is appropriate in view of the overall investment policy and liquidity needs of the ERISA Plan. Such fiduciary should especially consider the sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans, as discussed in the Prospectus Supplement related to a Series.

PROHIBITED TRANSACTIONS

Section 406 of ERISA and Section 4975 of the Code prohibit parties in interest with respect to ERISA Plans and disqualified persons with respect to the Code Plans from engaging in certain transactions involving such Plans or "plan assets" of such Plans, unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code and Sections 502(i) and 502(l) of ERISA provide for the imposition of excise taxes and civil penalties on certain persons that engage or participate in such prohibited transactions. The Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or certain affiliates thereof may be considered or may become parties in interest or disqualified persons with respect to a Plan. If so, the acquisition or holding of Certificates by, on behalf of or with "plan assets" of such Plan may be considered to give rise to a "prohibited transaction" within the meaning of ERISA and/or Section 4975 of the Code, unless an administrative exemption described below or some other exemption is available.

Further, if the underlying assets included in a Trust Fund were deemed to constitute "plan assets," certain transactions involved in the operation of the Trust Fund may be deemed to constitute prohibited transactions under ERISA and/or the Code. Neither ERISA nor Section 4975 of the Code defines the term "plan assets."

Special caution should be exercised before assets of a Plan are used to purchase a Certificate if, with respect to such assets, the Depositor, the Underwriter, the Master Servicer, the Special Servicer, if any, or the Trustee or an affiliate thereof either (a) has discretionary authority or control with respect to the investment or management of such assets, including the purchasing or sale of securities or other property, or (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such assets pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such assets and that such advice will be based on the particular needs of the Plan.

The U.S. Department of Labor (the "Department") has issued regulations (the "Plan Asset Regulations") concerning whether a Plan's assets will be considered to include an undivided interest in each of the underlying assets of an entity (such as the Trust Fund) for purposes of the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, if the Plan acquires an "equity interest" (such as a Certificate) in an entity.



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Certain exceptions are provided in the Plan Asset Regulations whereby an investing Plan's assets would be considered merely to include its interest in the Certificates instead of being deemed to include an undivided interest in each of the underlying assets of the Trust Fund. However, it cannot be predicted in advance, nor can there be a continuing assurance whether such exceptions may be applicable, because of the factual nature of certain of the rules set forth in the Regulations. For example, one of the exceptions in the Plan Asset Regulations states that the underlying assets of an entity will not be considered "plan assets" if less than 25% of the value of each class of equity interests is held by "Benefit Plan Investors," which are defined as ERISA Plans, Code Plans, individual retirement accounts and employee benefit plans not subject to ERISA (for example, governmental plans). This exemption is tested immediately after each acquisition of an equity interest in the entity whether upon initial issuance or in the secondary market. Absent any restricrtions on purchase or transfer, it cannot be assured that benefit plan investors will own less than 25% of each class of Certificates.

Pursuant to the Plan Asset Regulations, if the assets of the Trust Fund were deemed to be "plan assets" by reason of the investment of assets of a Plan in any Certificates, the "plan assets" of such Plan would include an undivided interest in the Mortgage Loans, the mortgages underlying the Mortgage Loans and any other assets held in the Trust Fund. Therefore, because the Mortgage Loans and other assets held in the Trust Fund may be deemed to be "plan assets" of each Plan that purchases Certificates, in the absence of an exemption, the purchase, sale or holding of Certificates of any Series or Class by or with the assets of a Plan could result in a prohibited transaction and the imposition of civil penalties or excise taxes. Depending on the relevant facts and circumstances, certain prohibited transaction exemptions may apply to the purchase, sale or holding of Certificates of any Series or Class by a Plan--for example, Prohibited Transaction Class Exemption ("PTCE") 95-60, which exempts certain transactions between insurance company general accounts and parties in interest; PTCE 91-38, which exempts certain transactions between bank collective investment funds and parties in interest; PTCE 90-1, which exempts certain transactions between insurance company pooled separate accounts and parties in interest; or PTCE 84- 14, which exempts certain transactions effected on behalf of a Plan by a "qualified professional asset manager."

There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in any Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment. Also, the Department has issued individual administrative exemptions from application of certain prohibited transaction restrictions of ERISA and the Code to most underwriters of mortgage-backed securities (each, an "Underwriter's Exemption"). Such an Underwriter's Exemption can only apply to mortgage-backed securities which, among other conditions, are sold in an offering with respect to which such an underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an Underwriter's Exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility. Further, the related Prospectus Supplement may provide that certain Classes or Series of Certificates may not be purchased by, or transferred to, Plans or may only be purchased by, or transferred to, an insurance


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



company for its general account under circumstances that would not result in a prohibited transaction.

ANY FIDUCIARY OR OTHER PLAN INVESTOR WHO PROPOSES TO INVEST "PLAN ASSETS" OF A PLAN IN CERTIFICATES OF ANY SERIES OR CLASS SHOULD CONSULT WITH ITS COUNSEL WITH RESPECT TO THE POTENTIAL CONSEQUENCES UNDER ERISA AND SECTION 4975 OF THE CODE OF ANY SUCH ACQUISITION AND OWNERSHIP OF SUCH CERTIFICATES.

UNRELATED BUSINESS TAXABLE INCOME-RESIDUAL INTERESTS

The purchase of a Certificate evidencing an interest in the Residual Interest in a Series that is treated as a REMIC by any employee benefit or other plan that is exempt from taxation under Code Section 501(a), including most varieties of Plans, may give rise to "unrelated business taxable income" as described in Code Sections 511-515 and 860E. Further, prior to the purchase of an interest in a Residual Interest, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing an interest in a Residual Interest on behalf of, a "Disqualified Organization," which term as defined above includes certain tax-exempt entities not subject to Code Section 511, such as certain governmental plans, as discussed above under "MATERIAL FEDERAL INCOME TAX CONSEQUENCES-Taxation of Holders of Residual Certificates" and "-Restrictions on Ownership and Transfer of Residual Certificates."

DUE TO THE COMPLEXITY OF THESE RULES AND THE PENALTIES IMPOSED UPON PERSONS INVOLVED IN PROHIBITED TRANSACTIONS, IT IS PARTICULARLY IMPORTANT THAT INDIVIDUALS RESPONSIBLE FOR INVESTMENT DECISIONS WITH RESPECT TO ERISA PLANS AND CODE PLANS CONSULT WITH THEIR COUNSEL REGARDING THE CONSEQUENCES UNDER ERISA AND/OR THE CODE OF THEIR ACQUISITION AND OWNERSHIP OF CERTIFICATES.

THE SALE OF CERTIFICATES TO A PLAN IS IN NO RESPECT A REPRESENTATION BY THE DEPOSITOR, THE APPLICABLE UNDERWRITER OR ANY OTHER SERVICE PROVIDER WITH RESPECT TO THE CERTIFICATES, SUCH AS THE TRUSTEE, THE MASTER SERVICER AND THE SPECIAL SERVICER, IF ANY, THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY OR ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY OR ANY PARTICULAR PLAN.


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                               LEGAL INVESTMENT

               The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

               Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies, (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA and (iii) are part of a series evidencing interests in a Trust Fund consisting of mortgage loans each of which is secured by a first lien on (a) a single parcel of real estate on which is located a residential and/or mixed residential and commercial structure or (b) one or more parcels of real estate upon which are located one or more commercial structures will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments, for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation, to the same extent that obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities under applicable law. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extends the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, states are authorized to enact legislation, on or before September 23, 2001, prohibiting or restricting the purchase, holding or investment by state regulated entities in certificates satisfying the rating and qualified Originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures. Accordingly, the investors affected by such legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

               SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may


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



invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. ss.1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. ss.1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. ss.ss.703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of the Offered Certificates), except under limited circumstances. Effective January 1, 1998, the NCUA has amended its rules governing investments by federal credit unions at 12 C.F.R. Part 703; the revised rules will permit investments in "mortgage related securities" under certain limited circumstances, but will prohibit investments in stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, unless the credit union has obtained written approval from the NCUA to participate in the "investment pilot program" described in 12 C.F.R. ss. 703.140.

               All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy Statement") of the Federal Financial Institutions Examination Council (the "FFIEC"). The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. On September 29, 1997, the FFEIC released for public comment a proposed "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" (the "1997 Statement"), which would replace the Policy Statement. As proposed, the 1997 Statement would delete the specific "high-risk mortgage securities"


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



tests, and substitute general guidelines which depository institutions should follow in managing risks (including market, credit, liquidity, operational (transactional), and legal risks) applicable to all securities (including mortgage pass-through securities and mortgage-derivative products) used for investment purposes.

               Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

               The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

               Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any class of Offered Certificates.

               Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.


                             PLAN OF DISTRIBUTION

The Depositor may sell the Certificates offered hereby in Series either directly or through underwriters. The related Prospectus Supplement or Prospectus Supplements for each Series will describe the terms of the offering for that Series and will state the public offering or purchase price of each Class of Certificates of such Series, or the method by which such price is to be determined, and the net proceeds to the Depositor from such sale.

If the sale of any Certificates is made pursuant to an underwriting agreement pursuant to which one or more underwriters agree to act in such capacity, such Certificates will be acquired by such underwriters for their own account and may be resold from time to time


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in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone.

The specific managing underwriter or underwriters, if any, with respect to the offer and sale of a particular Series of Certificates will be set forth on the cover of the Prospectus Supplement related to such Series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement. The Prospectus Supplement will describe any discounts and commissions to be allowed or paid by the Depositor to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to certain conditions precedent. The underwriters with respect to a sale of any Class of Certificates will generally be obligated to purchase all such Certificates if any are purchased. Pursuant to each such underwriting agreement, the Depositor will indemnify the related underwriters against certain civil liabilities, including liabilities under the 1933 Act.

If any Certificates are offered other than through underwriters pursuant to such underwriting agreements, the related Prospectus Supplement or Prospectus Supplements will contain information regarding the terms of such offering and any agreements to be entered into in connection with such offering.

Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the 1933 Act in connection with reoffers and sales by them of Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer and sale.

                                 LEGAL MATTERS

Certain legal matters relating to the Certificates offered hereby will be passed upon for the Depositor by O'Melveny & Myers LLP, New York, New York, and for the Underwriters as specified in the related Prospectus Supplement.

                             FINANCIAL INFORMATION

A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                    RATING

It is a condition to the issuance of any Class of Offered Certificates that they shall have been rated not lower than investment grade, that is. in one of the four highest categories, by a Rating Agency.


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Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates. the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition. holders of stripped interest certificates in extreme cases might fail to recoup the initial investments.

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security, rating.



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                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROSPECTUS SUPPLEMENT......................................................  4

ADDITIONAL INFORMATION.....................................................  4

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................  5

REPORTS....................................................................  6

SUMMARY OF PROSPECTUS......................................................  7

RISK FACTORS............................................................... 14
     Limited Liquidity..................................................... 14
     Limited Assets........................................................ 14
     Average Life of Certificates; Prepayments; Yields..................... 15
     Limited Nature of Ratings............................................. 15
     Risks Associated with Lending on Income Producing Properties.......... 16
     Material Federal Tax Considerations Regarding Residual Certificates .. 17 Material Federal Tax Considerations Regarding Original Issue
                   Discount................................................ 18
     Certain Tax Considerations of Variable Rate Certificates.............. 18
     Nonrecourse Mortgage Loans............................................ 18
     Delinquent Mortgage Loans............................................. 18
     Junior Mortgage Loans................................................. 19
     Balloon Payments...................................................... 19
     Extensions and Modifications of Defaulted Mortgage Loans; Additional
                   Servicing Fees.......................................... 19
     Risks Related to the Mortgagor's Form of Entity and Sophistication.... 19
     Credit Enhancement Limitations........................................ 20
     Risks to Subordinated Certificateholders.............................. 21
     Taxable Income in Excess of Distributions Received.................... 21
     Due-on-Sale Clauses and Assignments of Leases and Rents............... 21
     Environmental Risks................................................... 22
     ERISA Considerations.................................................. 23
     Control............................................................... 23
     Book-Entry Registration............................................... 23

THE DEPOSITOR  ............................................................ 24

USE OF PROCEEDS............................................................ 24

DESCRIPTION OF THE CERTIFICATES............................................ 25
     General............................................................... 25
     Distributions on Certificates......................................... 26


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     Accounts.............................................................. 27
     Amendment............................................................. 30
     Termination........................................................... 31
     Reports to Certificateholders......................................... 31
     The Trustee........................................................... 32

THE MORTGAGE POOLS......................................................... 33
     General............................................................... 33
     Assignment of Mortgage Loans.......................................... 35
     Representations and Warranties........................................ 36

SERVICING OF THE MORTGAGE LOANS............................................ 38
     General............................................................... 38
     Collections and Other Servicing Procedures............................ 38
     Insurance............................................................. 39
     Fidelity Bonds and Errors and Omissions............................... 41
     Servicing Compensation and Payment of Expenses........................ 41
     Advances.............................................................. 42
     Modifications, Waivers and Amendments................................. 42
     Evidence of Compliance................................................ 42
     Certain Matters With Respect to the Master Servicer,
                   the Special Servicer, the Trustee and the Depositor..... 43
     Events of Default..................................................... 45
     Rights Upon Event of Default.......................................... 46

CREDIT ENHANCEMENT......................................................... 48
     General............................................................... 48
     Enhancement Limitations............................................... 48
     Subordinate Certificates.............................................. 48
     Reserve Funds ........................................................ 49
     Cross-Support Features................................................ 50
     Certificate Guarantee Insurance....................................... 50
     Limited Guarantee..................................................... 51
     Letter of Credit...................................................... 51
     Pool Insurance Policies; Special Hazard Insurance Policies............ 51
     Surety Bonds  ........................................................ 51
     Fraud Coverage........................................................ 52
     Mortgagor Bankruptcy Bond............................................. 52

CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS................................ 52
     General............................................................... 52
     Types of Mortgage Instruments......................................... 53
     Personality........................................................... 53
     Installment Contracts................................................. 54
     Junior Mortgages; Rights of Senior Mortgagees or Beneficiaries........ 54
     Foreclosure........................................................... 56

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



     Environmental Risks................................................... 64
     Enforceability of Certain Provisions.................................. 68
     Soldiers' and Sailors' Relief Act..................................... 69
     Applicability of Usury Laws........................................... 70
     Alternative Mortgage Instruments...................................... 71
     Leases and Rents...................................................... 71
     Secondary Financing; Due-on-Encumbrance Provisions.................... 72
     Certain Laws and Regulations.......................................... 72
     Type of Mortgaged Property............................................ 73
     Criminal Forfeitures.................................................. 73
     Americans With Disabilities Act....................................... 73

MATERIAL FEDERAL INCOME TAX CONSEQUENCES................................... 75
     Federal Income Tax Consequences for REMIC Certificates................ 75
     Taxation of Regular Certificates...................................... 79
     Taxation of Residual Certificates..................................... 88
     Taxes that may be Imposed on the REMIC Pool........................... 97
     Liquidation of the REMIC Pool......................................... 98
     Administrative Matters................................................ 98
     Limitations on Deduction of Certain Expenses.......................... 99
     Taxation of Certain Foreign Investors................................. 99
     Backup Withholding....................................................101
     Reporting Requirements................................................101
     Standard Certificates.................................................102
     Stripped Certificates.................................................106
     Federal Income Tax Consequences for FASIT Certificates................109
     Reporting Requirements and Backup Withholding.........................110
     Taxation of Certain Foreign Investors.................................111

STATE AND OTHER TAX CONSIDERATIONS.........................................111

ERISA CONSIDERATIONS.......................................................111
     Prohibited Transactions...............................................112
     Unrelated Business Taxable Income-Residual Interests..................114

LEGAL INVESTMENT...........................................................115

PLAN OF DISTRIBUTION.......................................................117

LEGAL MATTERS..............................................................118

FINANCIAL INFORMATION......................................................118

RATING.....................................................................118

                       INDEX OF SIGNIFICANT DEFINITIONS


1933 Act................................................................. 4
1986 Act.................................................................79
ACMs.....................................................................67
Agreement................................................................10
Bankruptcy Code..........................................................58
CERCLA...................................................................22
Certificateholders.......................................................26
Certificates............................................................. 1
Classes.................................................................. 1
Closing Date.............................................................35
Code.....................................................................12
Code Plans..............................................................111
Collection Account....................................................... 9
Commission............................................................... 4
Compound Interest Certificate............................................79
Credit Enhancement....................................................... 9
Credit Enhancement Limitations...........................................20
Cut-off Date.............................................................11
Department..............................................................112
Depositor ............................................................... 1
Disqualified Organization ...............................................94
Distribution Date........................................................11
Distribution Account..................................................... 9
Enhancement Act.........................................................115
EPA......................................................................67
ERISA....................................................................12
ERISA Plans.............................................................111
Escrow Account...........................................................38
Escrow Payments..........................................................38
Event of Default.........................................................45
FASIT....................................................................75
Fannie Mae...............................................................25

FHLMC....................................................................25
Foreclosure..............................................................19
Forfeiture Laws..........................................................73
Form 8-K.................................................................35
Garn-St Germain Act......................................................68
GNMA.....................................................................25
Hazardous Materials......................................................66
Installment Contracts.................................................... 7
Lead Paint Act...........................................................67
Legal Investment.........................................................12
Master Servicer Remittance Date..........................................28
Master Servicer.......................................................... 7
Modifications, Waivers and Amendments....................................42
Mortgage................................................................. 7
Mortgage Loan Groups.....................................................35
Mortgage Loans........................................................... 1
Mortgage Pool ........................................................... 1
Mortgage Loan Schedule...................................................35
Mortgage Loan Seller.....................................................36
Mortgaged Property....................................................... 8
NCUN.....................................................................71
Note.....................................................................33
Offered Certificates .................................................... 1
OID......................................................................79
Pass-Through Rate........................................................ 4
Permitted Investments....................................................28
Plans...................................................................111
Policy Statement........................................................116
Prepayment Assumption....................................................81

Property Protection Expenses................................  27
Prospective Investors.......................................   2
Prospectus Supplement.......................................   4
Rating Agency...............................................  13
Ratings.....................................................  13
Registration Statement .....................................   4
Regular Certificates........................................  12
Regular Interests...........................................  12
Relief Act..................................................  69
REMIC Regulations...........................................  75
REMIC.......................................................   2
REO Account.................................................  28
Reserve Fund................................................  49
Reserve Account.............................................  25
Residual Certificates.......................................  12
Residual Interests..........................................  12
Senior Certificates.........................................  49
Series......................................................   1
Servicing Fee...............................................  41
Special Servicing Fee.......................................  42
Special Servicer............................................   7
Specially Serviced Mortgage Loans...........................  38
Startup Day.................................................  76
Stripped Certificates....................................... 102
Subordinate Certificates....................................  48
Tax Status of the Certificates..............................  12
Title VIII..................................................  71
Title V.....................................................  70
Trust Fund..................................................   1
Trustee.....................................................   7
USTs........................................................  67
Voting Rights...............................................  23

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14     OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

            The following table sets forth the estimated expenses in connection with the issuance and distribution of the Offered Certificates, other than underwriting discounts and commissions:



            SEC Registration Fee.................................. $  227,150
            Engraving Fees........................................ $   50,000
            Legal Fees and Expenses............................... $  200,000
            Accounting Fees and Expenses.......................... $  200,000
            Trustee Fees and Expenses............................. $   37,000
            Blue Sky Qualification Fees and Expenses.............. $   10,000
            Rating Agency Fees (Two Agencies)..................... $1,420,000
            Miscellaneous......................................... $   10,000
                                                                   ----------
            Total................................................. $2,154,150



ITEM 15     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Under Section 7 of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933.

            The Registrant's By-laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

            Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that




----------
(1) All amounts, not including the SEC Registration Fee, are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of a single Series of Certificates.

they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding.

            The Pooling and Servicing Agreements may provide that no director, officer, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith or gross negligence in the performance of duties or reckless disregard of obligations and duties; provided, however, that the Pooling and Servicing Agreements may provide that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such Pooling and Servicing Agreement, or is incidental to the performance of obligations and duties thereunder and is not otherwise reimbursable pursuant to such Pooling and Servicing Agreement; (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Pooling and Servicing Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under such Pooling and Servicing Agreement, or by reason of reckless disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law.

ITEM 16     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements:

                  All financial statements, schedules and historical financial information of the Registrant have been omitted as they are not applicable.

            (b)   Exhibits:


            1.1   Form of Underwriting Agreement*

            4.1   Form of Pooling and Servicing Agreement*

            5.1 Opinion of O'Melveny & Myers LLP as to legality of the Certificates*

            8.1 Opinion of O'Melveny & Myers LLP as to certain tax matters (included in Exhibit 5.1)*

            23.1 Consent of O'Melveny & Myers LLP (included in Exhibits 5.1 and 8.1 hereto)*

            24.1  Power of Attorney*


------------

* Previously filed.

ITEM 17     UNDERTAKINGS.

            The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  ii) to reflect in the prospectus any facts or events
            arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement.

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in the post-effective amendment is contained in periodic reports filed by the Issuer pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement;

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in
Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of October, 1998.



                              PRUDENTIAL SECURITIES SECURED
                              FINANCING CORPORATION


                        By:   /s/ Vincent T. Pica II
                           ------------------------------------------
                              Name: Vincent T. Pica II
                              Title: President and Attorney-in-Fact

EXHIBIT
NUMBER         DESCRIPTION                              PAGE

1.1            Form of Underwriting Agreement*

4.1            Form of Pooling and Servicing
               Agreement*

5.1 Opinion of O'Melveny & Myers LLP as to the legality of the Certificates*

8.1            Opinion of O'Melveny & Myers LLP as to certain tax matters*

23.1           Consent of O'Melveny & Myers LLP*

24.1           Power of Attorney*


--------------------

  *  Previously filed.